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       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
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INVESTMENT PORTFOLIOS
AVAILABLE WITH THE MERRILL
LYNCH FUNDS RETIREMENT
PLUS VARIABLE ANNUITY:

-American Balanced Fund
-Basic Value Focus Fund
-Developing Capital Markets Focus Fund
-Domestic Money Market Fund
-Equity Growth Fund
-Global Bond Focus Fund
-Global Strategy Focus Fund
-Global Utility Focus Fund
-Government Bond Fund
-High Current Income Fund
-Index 500 Fund
-International Equity Focus Fund
-Natural Resources Focus Fund
-Prime Bond Fund
-Quality Equity Fund
-Reserve Assets Fund

INVESTMENT PORTFOLIOS
AVAILABLE WITH THE PORTFOLIO
PLUS VARIABLE ANNUITY:

-American Balanced Fund
-Equity Growth Fund
-High Current Income Fund
-Natural Resources Focus Fund
-Prime Bond Fund
-Quality Equity Fund
-Reserve Assets Fund

INVESTMENT PORTFOLIOS
AVAILABLE WITH THE MERRILL
LYNCH FUNDS INVESTOR LIFE,
INVESTOR LIFE PLUS AND
ESTATE INVESTOR I & II
VARIABLE LIFE INSURANCE
POLICIES:

-Basic Value Focus Fund
-Developing Capital Markets Focus Fund
-Equity Growth Fund
-Global Bond Focus Fund
-Global Utility Focus Fund
-International Equity Focus Fund

INVESTMENT PORTFOLIOS AVAILABLE
WITH PRIME PLAN I, II, III, IV, V,
VI, 7, PRIME PLAN INVESTOR, DIRECTED
LIFE AND DIRECTED LIFE 2 VARIABLE LIFE
INSURANCE POLICIES:

-Basic Value Focus Fund
-Developing Capital Markets Focus Fund
-Equity Growth Fund
-Global Utility Focus Fund
-International Equity Focus Fund

                          Annual Report
                          December 31, 1996

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
ANNUAL REPORT--DECEMBER 31, 1996
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DEAR SHAREHOLDER:

  We are pleased to submit this annual report for Merrill Lynch Variable Series Funds, Inc., in which we summarize the investment performance of each of the Fund's portfolios and outline our views on the investment environment. Performance information for each portfolio in Merrill Lynch Variable Series Funds, Inc., excluding the Domestic Money Market Fund and Reserve Assets Fund, can be found in the tables on pages 31 to 43 of this report to shareholders.

AMERICAN BALANCED FUND

  As of December 31, 1996, the asset allocation of American Balanced Fund was:
US bonds, 56% of net assets; US equities, 42%; and cash reserves, 2%.

  During much of the fiscal year ended December 31, 1996, the Fund's cash position was a relatively small portion of portfolio assets. Consequently, cash reserves held down the return to a much lesser extent than was the case in 1995. The US equity commitments in sectors such as technology, financial services and consumer staples continued to have a positive impact on overall Fund returns. The maintenance of US equities at close to the 50% maximum allowable level (as described in the Fund's prospectus) for much of 1996 proved a positive influence on performance. Returns on US bonds were well below those of US equities, so the fixed income representation held down the overall return of the Fund.

  In the United States, we became more cautious as the stock market advanced during the latter part of 1996. Our concern was that US equities could be vulnerable to earnings disappointments during 1997. Given this outlook, we accepted profits in a number of positions which had performed exceptionally well and no longer seemed to offer above-average appreciation potential. Equities which were liquidated on this basis included Microsoft Corp., Procter & Gamble Co. and The Coca-Cola Company.

  In order to seek to further reduce risk, we established positions in several areas which appeared unexploited. These sectors included electric utilities through Edison International, Inc. and real estate through Prentiss Properties Trust. After the cutback in the US equity position, the largest proportion of US equity assets remained allocated to areas that are likely to benefit from strength in capital spending in the United States and abroad. These commitments included companies involved in technology, such as International Business Machines Corp., and companies in defense and aerospace, as exemplified by Northrop Grumman Corporation.

  We enlarged our position in US bonds during the second half of 1996. Initially the position was comprised of long duration securities. We reduced the average duration to approximately five years in late 1996 as the market rallied. Our expectation is for bond yields to remain in a relatively narrow range in 1997 in response to a stable rate of moderate economic growth in the United States.

BASIC VALUE FOCUS FUND

  1996 turned out to be much the same as 1995. For the second straight year, low interest rates, modest inflation and modest economic growth propelled the US stock market to record highs. The so-called "Goldilocks" economy (not too cold, not too hot) of slow growth and low interest rates created an environment more favorable to stable growth stocks than to economically sensitive companies. Stocks of cyclical companies did not fare well, as earnings are tied to the economic cycle and were thought to be at risk. Against this backdrop, the Fund underperformed the broad stock market indexes in the fiscal year ended December 31, 1996 as a result of the portfolio's value emphasis which has dictated a large commitment to economically sensitive equities. However, our 20.7% return for the year was quite good compared to the average US domestic equity mutual fund.

  Although economic activity slowed from the first half's rapid pace, by no means does a full-fledged recession appear imminent. Recent activity in the stock market led to an even wider disparity between valuation levels of cyclical and non-cyclical securities. We believe much of the underperformance in groups such as auto, copper, paper and steel stocks was overdone, and many of these stocks are discounting dire economic circumstances which we believe are unlikely to occur. In this environment, valuations of economically sensitive equities declined to levels not seen in years, while defensive and stable growth stock valuations were bid up to premium price/ earnings ratios. We remain committed to out-of-favor securities such as Ford Motor Co. (selling at 6.3 times 1997 expected per share earnings), General Motors Corp. (7.3 times), USX-U.S. Steel Group (12.5 times) and Phelps Dodge Corporation (10.5 times). We believe these stocks will do better once investors become convinced that a slower-growth environment does not portend a recession. Conventional wisdom seems to suggest that the "Goldilocks" economy is going to last indefinitely. However, conventional wisdom often has proven to be wrong in the past. Current stock market valuations are at historically high levels. The Standard & Poor's 500 Index (S&P 500) dividend yield of 2.1% is the lowest in this century; the S&P 500 price/book value per share ratio of over 4.0 is the highest ever; and the US stock market has a greater value than

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US gross domestic product (GDP) for the first time ever.

  It is possible to argue that current valuations in the US stock market already discount the favorable US economic conditions. We have little conviction that the present bull market will continue at its current pace. We expect increased volatility in 1997 as the economy and interest rates sort themselves out. We will continue to seek out-of-favor companies whose stock valuations fit our strict parameters of low price/book and price/ earnings ratios. However, there are currently less of these opportunities, resulting in our cash level increasing to 17% of net assets.

  In the last six months of the year ended December 31, 1996, we added 11 new companies to the portfolio: Black & Decker Corporation, GTE Corporation, Hechinger Company, Humana, Inc., ITT Industries Inc., Kmart Corporation, ITT Corporation, Mentor Graphics Corporation, Mesa Airlines, Inc., Phelps Dodge Corporation and Transitional Hospitals Co. We added Black & Decker Corporation, our second-largest purchase during the period, following a disappointing earnings forecast for the fourth quarter. A delayed plant start-up in Brazil, slower sales in Europe and Australia and a 10%-15% price decline for Black & Decker's corded power tools all contributed to the disappointment. The recent quarterly report was the first time Black & Decker's earnings fell below expectations in three years, and we believe investors overreacted. Although the stock fell out of favor, we believe the company's prospects suggest the potential for a higher stock price in upcoming quarters as it expands its strong brand franchise throughout the Far East and Latin America. At its current price, Black & Decker trades at one-half the S&P 500 on a price/book ratio and two-thirds the market multiple on a price/earnings ratio basis.

  We completed 11 sales during the six months ended December 31, 1996, including ADT Ltd., Burlington Industries, Inc., Camden Property Trust, Deere & Co., Fingerhut Companies Inc., Giddings & Lewis, Inc., John Q. Hammons Hotels, Inc., Klamath First Bancorp, Inc., Lone Star Technologies, Inc., TETRA Technologies, Inc. and Washington Mutual Savings Bank. In the case of ADT Ltd., the stock was sold with a substantial gain following the proposed take-over of the company by Western Resources, Inc.

DEVELOPING CAPITAL MARKETS FOCUS FUND

  During the 12-month period ended December 31, 1996, the total return for Developing Capital Markets Focus Fund, Inc.'s Shares was +10.59%. The unmanaged Morgan Stanley Capital International Emerging Markets Free Index rose 6.03% during the same period. The Fund's outperformance is attributable to its overweighted positions in Argentina, Hungary, Mexico and Zimbabwe, whose markets rose 20.27%, 107.21%, 18.70% and 57.54%, respectively, over the 12-month period. Also benefiting performance was the Fund's underweighted positions in Chile and South Africa, whose markets declined 13.54% and 18.06%, respectively.

  Latin American markets continued their recovery during the six-month period ended December 31, 1996, led mainly by Brazil (+10.97%) and Venezuela (+47.81%). In both markets, relatively easy monetary conditions and the anticipation of privatizations were the drivers. Furthermore, in Brazil's case, companies such as Telecomunicacoes Brasileria S.A.-Telebras, whose shares we own, posted excellent earnings results. The high price of oil coupled with record high Venezuelan oil production and the inflow of investor capital, drove the Venezuelan stock market and its currency, the bolivar, higher. The Mexican stock market rose only 2.59% as political concerns resurfaced. The Fund's allocation in Latin American markets declined slightly as we took profits in Brazil.

  The emerging European markets of Hungary and Portugal rose 17.43% and 9.46%, respectively, during the past six months. Good earnings results, and the possibility of interest rate declines, were the driving forces. One of our holdings in Hungary is Gedeon Richter Ltd., a manufacturer and distributor of pharmaceutical products. With 67% of its revenues coming from exports, Gedeon obtains hard currency returns on a low-cost, soft currency cost base. Export growth could be further supported by a recovery in Russia's economy, which we anticipate in 1997. We increased our investments in Russia as we anticipated favorable developments in the capital markets. Foremost among these was our participation in the international offering of RAO Gazprom, which owns 22% of the world's natural gas reserves. The privatization of this company is an indication of Russia's commitment to developing a free-market economy.

  Several of the Asian stock markets in which we invest were weak as a result of investor concerns regarding slowing economic growth and deteriorating external balances. Thailand declined 36.34%, as a result of problems in the banking sector tied to real estate lending; a downgrade by Moody's Investors Service Inc. of Thailand's sovereign risk rating; and, investor perceptions that the government's measures to address the macroeconomic concerns were insufficient. During the year ended December 31, 1996, we increased our investments in Hong Kong by purchasing shares of China Overseas Land and Investment, and took profits in our main South

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Korean holding, Korea Mobile Telecommunications Corp.

  The Middle Eastern and African stock markets were mixed. The strongest performance was in the Egyptian stock market, which rose 43.91% during the past six months. Privatizations and the issuance of shares internationally drew the attention and capital of foreign investors to this emerging market. The South African market declined 11.76% in US dollar terms, although it declined only 4.69% in rand terms. The ongoing weakness in the rand derives from investors' loss of confidence in the government's policies, such as those on capital controls. We believe that a lot of negative prospects were already discounted and with a long-term horizon, stock valuations of well-managed companies are reasonable. An example is South African Breweries, one of the largest beer producers in the world, which is sourcing its growth increasingly from its operations in Zimbabwe, Poland and China.

DOMESTIC MONEY MARKET FUND

  For the six-month period ended December 31, 1996, the Domestic Money Market Fund's net annualized yield was 5.02%.* The Fund's 7-day yield as of December 31, 1996 was 5.05%*. The average portfolio maturity was 73 days at December 31, 1996, compared to 54 days at June 30, 1996.

  The Fund's composition at the end of December and as of our last report is detailed below:

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Issue                                                12/31/96   6/30/96
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Bank Notes.........................................      1.3%        --
Certificates of Deposit............................      1.8         --
Commercial Paper...................................     46.9       45.4%
Corporate Notes....................................      7.6        8.0
Funding Agreements.................................      1.8        1.8
Master Notes.......................................      1.1        1.1
Medium-Term Notes..................................       --        2.9
Repurchase Agreements..............................      2.1         --
US Government Agency & Instrumentality
 Obligations-- Discount............................      0.2        1.5
US Government Agency & Instrumentality
 Obligations-- Non-Discount........................     38.7       39.2
Other Assets Less Liabilities/Liabilities in Excess
 of Other Assets...................................     (1.5)       0.1
                                                       -----      -----
Total..............................................    100.0%     100.0%
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EQUITY GROWTH FUND

  After a stellar 1995 (+45.9% total return), the Equity Growth Fund lagged during rising market periods in 1996. The strongest market performance during 1996 came from high relative price/earnings, strong momentum stocks. Equity Growth Fund invests in growth at a price, or growth with a value tilt; we do not chase momentum stocks, and we resist paying ratios of high price/earnings multiples. Since we endeavor to maintain the same disciplines utilized since the end of 1990 (since then, returns have compounded annually at over 16%), the market conditions experienced this year will cause our style of investing to lag. In the severe market downturn of June-July 1996, the Fund held its own relative to peers and benchmarks, as a result of both our style of investing and the defensive position in which the Fund was invested.

  The Fund generally maintained significant weightings (15%-20%) in technology and healthcare; energy was a 10% position during the year, while cash fluctuated between 5% and the maximum allowed 20%. The only negative sector performance during the year came from technology. The greatest contributor to performance was the industrial sector, which averaged 13% of the Fund through the year. Energy and healthcare were the next significant contributors. Several of the best-performing stocks in the Fund were in the energy sector, showing the importance of sector analysis and the ability to select the most attractive stocks within a sector. Among the worst-performing stocks, technology and healthcare dominated, indicating the higher risks associated with these sectors, and general market concerns about the healthcare industry leading up to the November presidential election. We plan to continue with our buy/sell disciplines, our stock selection models and our sector work to allocate assets which have produced successful long-term results.

  We recognize that there has not been a meaningful correction (of at least 10%) for over six years. Also, we expect a slow-growth, low-inflation environment for 1997, a setting which has historically seen the small-cap segment of the market lag large caps about 80% of the time. A continuation of the record level of initial public offerings in 1996 would be another likely negative for the small-cap segment, as the constant supply of new issues (more than 800 in 1996) pulls demand away from existing small-cap names.

  A positive factor for emerging growth stocks is the recent strength of the US dollar, which creates appeal for small-cap and mid-cap growth companies, since revenues tend to be less sensitive to currency fluctuations. Also, relative small-cap valuation levels are well below historical averages, and measures such as relative price/book and relative price/earnings ratios are close to the lows reached in the fourth quarter of 1990.

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* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

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  In response to this mixed outlook, we moved the median capitalization of the Fund higher and reduced the number of companies in the portfolio. A significant sector increase was in the consumer sector (from 12.9% of net assets to 17.1%). Significant sector decreases were in technology (from 21.2% of net assets to 17.3%) and healthcare (from 20.6% of net assets to 17.4%). The consumer area became more attractive during the summer sell-off as many stocks declined dramatically from their earlier peaks. We added holdings in the casual dining industry (Boston Chicken, Inc. and Rainforest Cafe, Inc.) and in the specialty retail area (Rite Aid Corporation, Revco D.S., Inc. and Barnes and Noble, Inc.). Although technology indexes advanced nearly 30% in 1996, this rise masked turmoil beneath the surface. The average technology stock was essentially unchanged during 1996. The indexes performance came mostly from a handful of large companies such as Microsoft Corp., International Business Machines, Corp., cisco Systems, Inc., and Intel Corp. Smaller technology stocks were extremely volatile. During the third quarter, many stocks declined 10% or more even after meeting consensus earnings estimates. This volatility led us to sell some of the smaller-capitalized technology holdings such as Pinnacle Systems, Inc. and System Software Associates, Inc. In the healthcare sector, we sold some smaller-cap medical device companies such as UroMed Corp. and Technical Chemicals & Products, Inc., as it became apparent that investors were not willing to pay for certain development-stage companies that offered large potential rewards in two to three years.

  The portfolio's characteristics at December 31, 1996 included a median market capitalization of $709 million, with 27% of holdings (27 of 99) having a capitalization of under $250 million and 35% (35 of 99) with a capitalization over $1 billion. Comparable information for June 30, 1996 reflected a median market capitalization of $545 million, with 30% of holdings (29 of 98) having a market capitalization of under $250 million and 29% (28 of 98) with a capitalization over $1 billion.

  1996 proved to be much more challenging for stock-pickers than the previous year. We expect 1997 to be a challenging year as well. The market has become more volatile, as evidenced by the record number of initial public offerings and the spike in the National Association of Securities Dealers and Automated Quotations trading volume relative to the New York Stock Exchange. This increased volatility in the equity markets has led us to seek areas where earnings are more predictable. For example, we maintain significant weightings in the energy and financial sectors. Another example of our efforts at volatility dampening include four rapidly growing real estate investment trusts (REITs): Brandywine Realty Trust, Cali Realty Corp., National Golf Properties, Inc. and National Health Investors, Inc.

  We will make new portfolio commitments where we believe enticing growth prospects can be purchased at reasonable valuations. We regularly examine and reevaluate our holdings, as well as target prices and sector allocations, to ensure adherence to our investment strategy, which is to invest in growth issues at reasonable valuations. We expect to maintain significant holdings (15%-25%) in both the technology and healthcare sectors. Reductions will be made selectively where individual issues have achieved their target prices or where sector fundamentals are unfavorably impacted by economic conditions. At this time, we anticipate maintaining cash levels at approximately 10% of net assets.

GLOBAL BOND FOCUS FUND

  Since the reorganization of the Fund on December 9, 1996, through the merger of International Bond Fund into World Income Focus Fund and the Fund's name change to Global Bond Focus Fund, we have been restructuring the Fund in line with its new prospectus guidelines. This restructuring was completed after the close of the fiscal year in mid-January 1997.

  Global economic activity converged during the latter part of the year as the US economy slowed sharply and Europe's economies continued to firm. GDP growth in the second half of 1996 appears to have eased to 2.25% compared to the rapid 4.7% pace posted in the second quarter. In addition, the composition of GDP was relatively weak as final sales rose only 0.5%. News about inflation continued to be generally positive. While overall inflation accelerated to 3.3% related to rises in food and energy prices, core inflation slowed.

  The Federal Reserve Board's tightening bias (adopted July 2, 1996) was unchanged at its November Federal Open Market Committee meeting (FOMC), and maintained at the December FOMC meeting. In Europe, Bundesbank officials strongly suggested further interest rate declines are not imminent, given the strong economy in the third quarter along with the likelihood that money supply will not fall back within target bands before year-end. However, since then, industrial production and manufacturing orders for September and October's labor report were soft enough to suggest a sharp pause in fourth quarter economic activity.

  Arctic-type weather in Europe in December is likely to have caused a weak fourth quarter and a slow start to the new year. The United Kingdom shocked investors by raising interest rates 25 basis

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points (0.25%) following September's strong inflation report. Further interest rate hikes in the near term cannot be ruled out, but are less likely since 1996 ended with a sharp rise in the currency and the strong possibility inflation will drift lower in the first quarter. Italy, Spain and Sweden cut interest rates further as inflation continued to post positive surprises. The Reserve Bank of Australia reduced interest rates by 50 basis points to 6%, based on additional signs of labor weakness coupled with improved inflationary expectations. The Bank of Canada continued lowering interest rates due to further currency strength and continued weak economic activity.

  During October and November, ten-year bond yields declined. In addition, weak US third-quarter economic growth provided a positive backdrop for inflation fundamentals in Australia, Canada, Italy, Spain and Sweden to fuel even larger declines in interest rates. During December, interest rates rose sharply in the United States following sobering comments from Federal Reserve Board Chairman Greenspan and strong signs of economic growth reported in the last week of 1996. This rise in interest rates had a negative effect on most of the world's other major bond markets. Chairman Greenspan raised the profile of financial asset prices in setting monetary policy, thereby suggesting further strong gains could provide a basis for raising interest rates in the new year. The US dollar was generally unchanged versus the European currencies except for the pound sterling, which rose over 9% following the Bank of England's surprise interest rate hike. The Canadian and Australian dollars were also unchanged, although they rose sharply during the November quarter, but faded as a result of low and/or declining interest rate support. During the period ended December 31, 1996, the unmanaged JP Morgan Global Government Index generated a total return of about +2.8% in US dollar terms, and the unmanaged Merrill Lynch High Yield Master Index gained 3.9%.

  During the past three months, the global fixed-income markets faced the possibility of a tightening by the Federal Reserve Board. The US economy paused in the second half of 1996, as the German economy probably did in the fourth quarter. Given the weakness in the United States during the third quarter, the jumping-off point for the fourth quarter is quite low, making it unlikely that above-trend growth will be achieved in the second half. The critical issue is whether the US consumer, armed with confidence, rising income and a solid balance sheet, will start spending.

  Europe's economy slowed toward the end of 1996 as cold weather, strikes and a tax-induced collapse in French auto sales (all temporary drags) negatively impacted activity following the strong spring and summer. The substantial easing in monetary conditions should continue to spur consumer spending, and rising global demand is boosting exports. The expansion should continue to move forward, although stresses in the labor market and tighter fiscal policy will be constraining factors which will ensure continued growth-supportive monetary policies. European bond markets are likely to continue to outperform in this environment, although the richer valuations and the less-clear outlook for the United States cast some uncertainty on this view. The outlook for emerging markets remains positive, given the continuation of fundamental and political improvements in the domestic economies and the longevity of the current global liquidity cycle.

  Regarding currency movements, the wide spread between US short-term interest rates and those of Germany and Japan should keep a solid floor under the US dollar, leaving the upside largely a function of relative economic growth and monetary policy expectations. With the satisfactory conclusion of the European Monetary Union (EMU) summit in December, the timetable for the EMU was reinforced, which should maintain support for the US dollar during the first half of 1997.

  Overall, the investment strategies employed in 1996 favorably impacted the Fund's performance. Specifically, during the first half of the year we greatly de-emphasized the US bond market, maintained a constant overweighting in the US high-yield, convertible and high-yield European markets, and converted the emerging markets exposure to all Brady bonds, which significantly outperformed the Latin Eurobond market. While the Fund was relatively defensive in the first half, we raised the average maturity in the late summer, thereby allowing us to capture most of the September-November rally. The rise in the US dollar relative to the European currencies negatively impacted the Fund's return, although a much greater negative impact was avoided by active management of the Fund's currency exposure.

GLOBAL STRATEGY FOCUS FUND

  As of December 31, 1996, the portfolio reflected the reorganization of the Flexible Strategy Fund into Global Strategy Focus Fund, which became effective on December 9, 1996. The reorganization took place with minimal disruption to the portfolio since the equity and fixed-income commitments in the two Funds were similar prior to the merger.

  As was the case in 1995, US equities were a positive net contributor to overall Fund returns during the fiscal year ended December 31, 1996. Particularly strong returns were exhibited by the technology,

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financial services and consumer staple commitments, which were well represented in the portfolio. While the overall return on foreign equities lagged that of the United States by a significant margin, the decision to underweight Japan and overweight a number of markets in the Americas and Europe reduced the negative impact of the foreign equity representation during the year. Similarly, while bond returns were also well below those of US equities, a number of markets represented in the portfolio during much of the year, including Canada, the United Kingdom and Sweden, made a positive contribution to performance. The cash position, which was relatively small during much of 1996, held down the return to a much lesser extent than was the case in 1995.

  As of December 31, 1996, the asset allocation for Global Strategy Focus Fund was: foreign equities, 49% of net assets; US equities, 33%; foreign bonds, 10%; US bonds, 5%; and cash reserves, 3%.

  The major change in the equity sector during the second half of 1996 involved shifting assets from US equities and foreign bonds into foreign equities. We increased the representation in foreign equity markets by expanding existing commitments. New positions were concentrated in Europe. The majority were in the UK market and included British Steel PLC, Glaxo Wellcome PLC, Grand Metropolitan PLC, Boots Company PLC, National Westminster PLC and Vodafone Group PLC. Other new commitments included SGS Thomson Microelectronics NV in France and Color Lines ASA in Norway. Significant positions were maintained in Latin America and Canada, given the comparatively favorable outlook for the Canadian and Latin American economies and markets. The commitment in Japanese equities remained at the reduced levels achieved earlier in 1996.

  In the United States, we became more cautious as the stock market advanced strongly during the latter part of 1996. We were concerned that US equities could be vulnerable to earnings disappointments during 1997. In reducing US equities, we accepted profits in a number of positions which had performed exceptionally well and no longer seemed to offer above-average appreciation potential. Equities which were liquidated on this basis included Microsoft Corp., Procter & Gamble Co. and The Coca-Cola Company.

  We restored positions in the United States and Canadian bond markets during the second half of 1996. The positions initially were of long duration, which was reduced during late 1996 through the sale of the long-term Canadian bonds and the purchase of additional US Treasury obligations of intermediate maturities. In Europe, the commitment to higher-yielding markets was reduced through the sale of Spanish bonds and a portion of the commitment in Sweden in favor of positions in Denmark and the United Kingdom.

GLOBAL UTILITY FOCUS FUND

  Global Utility Focus Fund outperformed the broad global utility benchmark for the 12-month period ended December 31, 1996. During this period, the unmanaged Financial Times/S&P-Actuaries World Utilities Index had a total return of +8.41% versus a total return of +12.96% for the Fund.

  For the fiscal year ended December 31, 1996, the Fund's relative outperformance was driven primarily by its European equity utility holdings. As of December 31, 1996, the Fund's European utility holdings accounted for approximately 25.7% of net assets. The two best-performing European utility markets were Italy and Spain, according to the Financial Times/Standard & Poor's-Actuaries World Utilities Index. These were also the two largest non-US markets for the Fund's investment during the year. Also making a positive contribution to the Fund's total 12-month return was an underweighting in the worst-performing region, the Pacific Basin.

  The US-based utility market remained a substantial contributor to the Fund's performance during the year. Of the approximately 52% of the Fund's net assets invested in the United States, about 9% was in telecommunications, 14% in natural gas, 27% in electrics, 1% in water and just under 1% in independent power producers. According to the performance results of the S&P Utility Index for the 12 months ended December 31, 1996, the worst-performing sectors were telecommunications followed by electrics. Natural gas was the only sector which had positive results, and outperformed the unmanaged broad-based S&P 500 index.

  Several timely investment actions were taken during the course of the year. For example, we reduced our exposure to the US-based telecommunications sector through the partial and complete sale of several holdings because of regulatory uncertainties and the implementation of the rules set forth in the 1996 Telecommunications Act. We did not completely eliminate our weighting in the domestic telecommunications sector because the overall valuation level for the group remained modestly attractive compared to historical levels. In addition to reducing our US-based telecommunications holdings, we increased our natural gas holdings through the purchase of AGL Resources Inc. The natural gas sector strengthened during the 12-month period as a result of several factors: cold weather, below normal storage levels, and increased merger/acquisition activity with the electric utility industry. Finally, we eliminated our positions during the year in two troubled domestic electric utility companies, North-

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east Utilities Co. and Pacific Gas & Electric Company.

  Regarding the international side of the Fund's portfolio, we significantly increased our holding in the Brazilian telephone company, Telecomunicacoes Brasileiras S. A.-Telebras. The fundamental outlook for the company and sector in Brazil remained very attractive during the year as it does for 1997. On a secondary stock offering, we increased our holding in Portugal through the purchase of additional shares in Portugal Telecom, S.A. Telefonica del Peru S.A. also had a stock offering in 1996 that we participated in, given the attractive growth prospects for the company.

  While this is not an all-inclusive list of transactions that took place in the Fund's portfolio during 1996, it does highlight some of the trends we expect to continue into 1997. Uncertainty still surrounds the domestic telephone sector. The fundamentals and merger/acquisition activity continues to be strong in the natural gas sector. The outlook for several domestic electric utility companies is improving, as regulators sort out industry issues in a less severe manner than was the case in 1995/1996.

  Moreover, while country selection was critical in 1996 for international investments, and the Fund benefited from this factor, we believe that in the upcoming months this should continue and play an important part in overall performance. As of year-end 1996, the Fund's portfolio was invested in 24 countries outside of the United States spread across 45 corporations. While Europe is the dominant region for the Fund at the present time, we also have holdings in several emerging markets in both South America and the Asia/Pacific region. The latter two regions may grow in terms of Fund investments in 1997, particularly as new stocks come to the market as a result of further privatizations.

  As always, we will continue to weight the risk/ reward ratios for new investments and for our current holdings if valuations continue to rise. This is consistent with the Fund's investment objective of obtaining capital appreciation and current income while primarily investing in the telecommunications, natural gas, water and electric utility businesses.

GOVERNMENT BOND FUND

  The acceleration of job creation, which became evident in February, adversely impacted interest rates throughout the first half of the year. By June, job growth averaged 233,000 jobs per month for the first six months of 1996 compared with an average monthly gain of only 144,000 during the same period in 1995. Combined with surprising strength in the wage and salary index, this caused concern that the favorable inflation climate may be drawing to a close. The rise in bond prices, which occurred in 1995, began to reverse in the first quarter of 1996. Bond prices fluctuated during the spring and summer months in a swirl of speculation about the course of inflation. This volatility was caused by the release of economic data which seemed inconclusive with regard to future economic growth prospects. Bond prices remained steady until the Federal Reserve Board's decision in late September not to raise short-term interest rates. This was interpreted by investors as a sign that the economy was slowing enough in the third quarter so that inflation would not be a problem. Bond prices began to rise as the third-quarter data were released. However, Federal Reserve Board Chairman Alan Greenspan's comment that there was an "irrational exuberance" in US financial markets sent a shudder through the investment system because it implied that the levels of both stock and bond prices were not consistent with the economic data. Within two weeks after his remarks, the stock market dropped over 200 points and there was a corresponding increase of 20 basis points in the bellwether US Treasury long-term bond.

  A review of the underlying economic and political conditions that normally influence the behavior of stock and bond prices seems to justify market optimism that prevailed in the fall. For example, the Federal Reserve Board's monetary policy remained unchanged during the period, contrary to widespread expectations during the summer that there would be a tightening. This did not occur because it became apparent that the economy was slowing on its own from the torrid pace of the second quarter, when the GDP jumped to 4.7% from the 2% pace of the first quarter. Third-quarter GDP dropped back to 2.1%. Meanwhile, inflation remained subdued. In addition, the US dollar gained in value, implying less inflation and continued foreign investment in US securities. Stock and bond prices improved by year-end, but without the enthusiasm that had characterized the fall.

  We extended the duration of the portfolio very modestly during the year ended December 31, 1996, because of the strength of the market. We reduced cash and made several trades which lengthened the maturity of several issues. Lengthening the maturity gave us a greater exposure to the increase in bond prices which occurred in the fall and led to higher returns for the Fund. Looking ahead, we believe that markets have a way of self-correcting. Although inflation remains at a low level, we believe that the current level of bond prices fully reflects the positive factors which characterized the economy in the last quarter. Without significant additional good news, we believe that the bond market is in a trading range which justifies a conservative strategy.

================================================================================

HIGH CURRENT INCOME FUND

  The high-yield debt market continued its upward momentum through December, outperforming US Treasury securities and high-grade bonds for the month, the last quarter and the year. Yield spreads versus Treasury securities remained compressed, causing high-yield bonds to sell at record high levels relative to the historical norm. An exception to the general narrowing of spreads was the CCC-rated category, which widened 113 basis points (1.13%) for the year. This is an indication that despite a very low incidence of defaults during 1996, credit problems adversely impacted the performance of the lowest credit quality securities.

  The high-yield market benefited from positive corporate and refinancing events, a benign credit environment-the default rate was only 0.58% versus the historic average of 1.97%-and a vibrant equity market. Continuous cash inflows helped absorb record new issuance ($78 billion) and led to less differentiation among yields, credits and risk. The tendency in 1996 was to take on more risk to outperform.

  For the fiscal year ended December 31, 1996, the Fund's total return was 11.27%, while the total return for the unmanaged Merrill Lynch High Yield Master Index was +11.06%. Our performance over the course of the year was aided by a modest overweighting in bonds rated below BB. Lower-quality issues in the aggregate outperformed, benefiting Fund returns. Announced mergers, acquisitions and refinancings also impacted returns positively. The benefiting sectors included communications, paper and utilities. Among those credits affected were PanAm Satellite, New World Holdings, Repap Enterprises and Beaver Valley/Cleveland Electric, which are all portfolio holdings. Results were impacted negatively by higher cash balances and high exposure to the cable and broadcasting industry, which underperformed all other sectors and the Index.

  Given the relatively full valuation of the high-yield market, particularly among securities in the lower-quality end of the spectrum, we intend to remain cautious. Our strategy seeks to reduce risk through gradually upgrading quality to B+ and retaining lower-yielding credits such as Bell Cablemedia PLC and NWCG Holdings Corp. which are likely to be called or tendered within 18 months. Among B+ rated investments made during the six-month period ended December 31, 1996 were Foodmaker Inc., AES China Generating Co. Ltd., Quest Diagnostic Inc., Olympus Communications LP and Newport News Ship.

  At December 31, 1996, our cash position was 9.2% of net assets. Major industries in the portfolio included: broadcasting/cable, 11.3% of net assets; communications, 8.7%; energy, 6.2%; and consumer products, 5.7%.

INDEX 500 FUND

  Index 500 Fund was launched on December 13, 1996 with an initial cash investment of $10,000,000. At the close of trading on that date, these assets were invested primarily in a fully replicating portfolio of all 500 stocks in the Index. In addition, we purchased two S&P 500 March 1997 futures contracts with the intention of equitizing the remaining assets not included in the equity portfolio. The purpose of this technique is to provide sufficient cash for the purchase of necessary quantities of newly added companies to the S&P Index, as well as the purchase of incremental shares of existing Index constituents as the need arises. These purchases are financed by the cash not spent on the equity portfolio, and we gain the appropriate market exposure through the investment in S&P 500 futures contracts.

  Our general philosophy in managing the Fund is to keep most of the Fund's assets in a fully replicating portfolio of all 500 stocks weighted closely to the weights in the underlying Index. Liquidity will be provided by our investment in futures, options or other investments designed to provide returns closely matching those of the S&P 500 Index, with the resulting cash balances invested in a variety of highly rated commercial paper obligations. This combination allows the overall portfolio to provide returns substantially similar to the S&P 500 Index, while maintaining a sufficient level of liquidity for redemptions and stock purchase activity.

  Index changes occurred at an extremely high level during 1996, reflecting the record amount of merger and acquisition activity by US corporations during the year. Such changes often involve constituents of the S&P 500 Index, and we typically look to reflect such changes in our portfolio at the time that they occur. Since our initial investment on December 13, 1996, there were five composition changes to the Index, with three occurring on December 31, 1996. In addition, there were also five major share changes reflecting merger or acquisition activity of Index constituents. Among these latter changes was the Worldcom, Inc. acquisition of MFS Communications, Inc., the Hilton Hotels Corp. takeover of Bally Entertainment, Inc., the Gillette Co. buyout of Duracell, Inc., the Westinghouse Electric Corp. takeover of Infinity Broadcasting, Inc., and the NationsBank Corp. acquisition of Boatmen's Bancshares, Inc.

  During the last two years, the US equity market has provided investors with far above-average returns, fueled by a positive inflationary outlook

================================================================================

combined with generally solid growth in corporate earnings. During 1995 and 1996, the total returns of the S&P 500 Index were +37.55% and +22.97%, respectively. Investors in index funds benefited fully from these extraordinary returns, as these funds outperformed about 80% of all actively managed mutual funds in the United States. This is partially attributable to the nature of index funds, in that they strive to continually be 100% invested.

INTERNATIONAL EQUITY FOCUS FUND

  Many international equity markets rallied significantly during 1996. However, the total return of the unmanaged Financial Times/S&P-Actuaries World (Ex-US) Index was only +6.50%, in US dollar terms, during the year, which contrasts significantly with the US S&P 500 Composite Index total return of +22.97%. The underperformance of international markets reflects mainly the poor performance of the Japanese equity market.

  For the year ended December 31, 1996, the total return for International Equity Focus Fund's Shares was +6.62%, which was broadly in line with the benchmark. Performance during the year was negatively affected by the Fund's underweighting in European markets which generally performed well. For example, according to the FT/S&P-Actuaries Europe (Ex-UK) Index, continental European equity total returns were +20.20%, in US dollar terms, for the year ended December 31, 1996. However, over the same period, the International Finance Corporation's Investibles Index (an unmanaged broad emerging markets index) only rose by 8.3%. Our decision to retain an 18%-20% US dollar bloc exposure benefited performance, as the US dollar bloc was generally strong. Our decision to remain underweighted in Japanese stocks also benefited performance, as Japanese equities' total return was -16.06% during the 12-month period ended December 31, 1996 in US dollar terms.

  We reduced the Fund's effective equity exposure during the year, reflecting our more defensive strategy. The Fund's effective cash balance at the end of 1996 represented approximately 19% of net assets. During the last quarter of 1996, we tactically added to positions in Europe and Australia, while further reducing exposure in Japan.

  In Europe, we increased exposure in Spain as equities appeared undervalued, given improving confidence in progress toward forming the European Monetary Union (EMU). Our investments in Spain included Corporacion Bancaria de Espana S.A. (Argentaria), Telefonica de Espana, S.A. and Empresa Nacional de Electricidad, S.A. (Endesa). In Australia, we reduced the Fund's holding in Coca-Cola Amatil, Ltd., following that stock's sharp appreciation. At the same time, we purchased index futures on the Australian All Ordinaries (an index basket of major Australian stocks). Furthermore, we made significant purchases in Australia of particular stocks such as Lend Lease Corp. The Fund's exposure to Australian equities rose to 6.7% by year-end. In Japan, we reduced the Fund's exposure in smaller, illiquid companies such as Chukyo Coca-Cola Bottling Co. Ltd., Sanyo Coca-Cola Bottling Co. Ltd. and Kinki Coca-Cola Bottling Co. Ltd. Other significant sales included Kinden Corp. and Nichido Fire and Marine Insurance Co. Ltd.,. Overall, the Fund's Japanese equity position declined from about 36.7% of net assets at the end of the third quarter to 29.4% at December 31, 1996.

  We believe that global economic activity will remain relatively robust. The Organization for Economic Cooperation and Development (OECD), a leading indicator of production has continued to rise, and monetary policies generally remain supportive of improving economic growth. Specifically, in Germany, GDP growth picked up in the past two quarters, supported by a significant easing in the Deutschemark and the impact of lower German interest rates. However, European indicators remain mixed. Consumer spending is weak, reflecting in part a continued rise in unemployment. Throughout continental Europe, unemployment trends remained a significant impediment to an improvement in demand conditions.

  In contrast, economic activity and business and consumer confidence reports in the United Kingdom continued to strengthen, and now suggest the strong likelihood of above-trend growth being sustained well into 1997. In response to the further strengthening of UK demand, and early signs of wage and price inflation, the UK Chancellor of the Exchequer increased interest rates during December by 0.25% to 6.00%. The rise in interest rates was associated with a sharp appreciation of the British pound against both the US dollar and the Deutschemark.

  In the United States and Japan, economic growth appears to have remained firm. Leading business confidence surveys, such as the monthly National Association of Purchasing Managers reports for the United States and the quarterly Bank of Japan Tankan report, show activity levels improving. The outlook for Japanese economic growth remained encouraging. Industrial production data now show a 4% gain year-on-year, and inventory levels are low. Private capital expenditures appear to have recovered, while export orders and output continue to rise, especially in the auto sector. In non-Japan Asia, eight of the ten major countries in the region experienced further export growth in the last quarter and, with inventory reduction nearing an end, a

================================================================================

turning point in Asian industrial production seems likely.

  Against this improving cyclical demand backdrop, global interest rates and bond yields declined further. Much of the impetus for lower interest rates came from three sources. First, the December period was marked by a surge in investor confidence regarding the prospects for a successful introduction of a common currency in Europe by 1999. This resulted in interest rate and bond yield spreads in peripheral countries such as Spain, Italy and Sweden declining sharply against Germany. Second, German interest rates declined as investors expect the Bundesbank to maintain a looser monetary policy in the face of continued high unemployment and the prospect of a significant further tightening in fiscal policies across Europe. Third, although Japanese activity growth is improving, the Japanese financial system remains weak, and Japanese interest rates are likely to remain lower for longer than investors previously anticipated. As a result, Japanese institutions continue to diversify their bond holdings by purchasing higher-yielding foreign securities, and foreigners continue to borrow in yen to fund long positions in other currencies.

  At some stage, the effect of these three factors on the global bond markets will end. We believe that evidence of stronger economic activity, such as the overall improvement in the OECD leading indicators, will encourage investors to become more cautious as real global yields could approach 3%, in our opinion. Overall, however, we remain cautious on equity markets.

  The Institutional Broker Estimate Service consensus of earnings forecasts reflects a deterioration in earnings growth expectations for 1997 in nine of 12 developed countries, while emerging markets earnings expectations showed a slight improvement. Against the background of deteriorating earnings growth prospects, and our expectation that global bond yields have fallen below fair value, we became more cautious about international stock markets. However, we remain constructive on the outlook for most emerging markets and, within the developed countries universe, for those markets that offer attractive medium-term valuations, such as Australia.

  We believe equity markets, such as those in Hong Kong and many interest rate-sensitive markets in Europe, may experience greater volatility in 1997. As a result, we are in the process of decreasing the Fund's exposure to these markets, which generally became overvalued, and increasing exposure to markets which we believe offer medium-term value, such as Australia, India, Italy, Korea, and Thailand. We may increase the Fund's exposure to the United Kingdom should the equity market decline, as investors appear to have increasingly discounted the likely impact of further increases in interest rates.

  The near-term outlook for international equity markets is constrained by downgrades to profits expectations and the potential for a rise in bond yields. Thus, our near-term strategy remains defensive. Since our cash exposure is currently in US dollars, we maintain an overweighted stance in the US dollar. We expect that these cash reserves will become invested in equities, should a stock market correction occur. Looking ahead to 1997, we believe that the Fund is well-positioned, with its focus on emerging markets and Pacific Basin markets together with a cyclical and value bias in Europe.

NATURAL RESOURCES FOCUS FUND

  The environment for investments in the natural resource sector was mixed during the 12-month period ended December 31, 1996. Returns from resource-related stocks were generally positive. Except for energy-related stocks, share price gains generally lagged the returns of the broad global stock market averages. Investor sentiment toward commodity cyclical companies was cautious as investors remained concerned about the sustainability of economic activity, particularly in the United States. In addition, economic statistics released in Japan and Europe suggested that the pace of any economic recovery in these markets would remain slow. In spite of these concerns about economic activity, commodity prices generally moved higher over the period as supply/demand fundamentals in most commodity areas strengthened. Oil and natural gas prices soared; base metal prices, led by copper, recovered sharply from their losses during the summer; and, lumber prices remained in a firm uptrend. There were also some price increases announced by companies in the steel and paper products areas, but it is still uncertain if these will be accepted. Conversely, gold prices moved lower on concerns about possible increases in the supply of gold to the marketplace.

  During the year ended December 31, 1996, Fund returns were enhanced by our large exposure to the energy sector, with particular emphasis on exploration and production companies. Share prices of exploration and production companies and oil service companies benefited from stronger-than-expected oil and natural gas prices. Oil prices rallied sharply during the period ended December 31, 1996, driven by strong demand and low inventories of crude oil and oil products, particularly in the United States. These strong industry fundamentals have, thus far, left the oil markets relatively unaffected by the recent approval of Iraqi oil exports for humanitarian aid. The effects of this will have to be monitored closely in the future. The price of natural gas was more volatile

================================================================================

during the December period. Natural gas prices retreated sharply during the summer months because of relatively mild weather in the United States, which reduced electricity demand for air conditioning. This reduced demand enabled natural gas inventories to be rebuilt at a greater-than-expected pace during the summer in preparation for this winter's heating season. However, despite this strong rebuild, natural gas inventories are about 10% below last year's levels. As we approach the season of peak demand, this tight inventory situation fueled a strong rally in natural gas prices.

  In addition, Fund returns were hurt by our exposure to gold mining stocks, which fell sharply in response to weaker gold prices. Gold prices suffered from a number of concerns about possible increases in the supply of gold to the marketplace, including the potential for gold sales by the International Monetary Fund, further selling of gold by European central banks and increased forward selling of gold by producers. Inflationary pressures remained moderate in the world's major economies, thereby limiting the investment demand for gold. However, we believe that the physical demand for gold remains strong, driven by increasing jewelry demand in the world's emerging economies. In addition, this physical demand is expected to significantly exceed the newly mined supply of gold. This should keep the supply/demand balance for gold tight, and could support a more positive gold price environment, despite the supply concerns mentioned above. In the portfolio, investments in the gold sector focused on companies with low production costs and strong production and reserves growth potential.

  Our exposure to the Japanese market also contributed negatively to Fund returns as stocks in Japan suffered from economic, political and currency uncertainties. We continue to believe that the Japanese economy is experiencing a moderate economic recovery which, combined with the recent weakening of the Japanese yen, could set the stage for an increase in corporate profitability. Investments in Japan are focused on companies in the steel, chemical and non-ferrous metals sectors, which should be prime beneficiaries of this improved economic scenario.

  During the year ended December 31, 1996, there were no significant geographic or industry allocation changes made in the portfolio. The Fund's largest exposure continued to be to the energy sector at about 32% of net assets. We did use the strength in the energy sector as an opportunity to realize profits in several exploration and production company holdings that had reached our price targets. The proceeds from these sales were generally invested back into the energy sector in companies which offered better value, in our opinion. New positions established during the year included ENI Societa per Azioni, an Italian-based integrated oil company, and Northrock Resources Ltd., a fast-growing Canadian-based exploration and production company. In addition, we added several new positions in the oil service sector, including Transocean Offshore Inc., a worldwide offshore drilling company which is experiencing sharp increases in the prices charged for the use of their drilling rigs, and Petroleum Geo-Services ASA, a Norwegian-based company that acquires, processes and markets three-dimensional marine seismic data which are increasingly being used in the exploration and development efforts of oil and gas companies.

  We also maintained a significant exposure to the industrial side of our universe, including base metals and forest product companies. Base metals shares generally should be among the prime beneficiaries of an increase in global economic activity. Despite the uncertainty surrounding the copper trading losses at Sumitomo Corp., supply/demand fundamentals in the base metals industries remain tight. This could lead to higher base metals prices if economic growth continues to expand worldwide, as we expect. In the paper and forest products industry, lumber prices moved sharply higher in response to strong housing activity, particularly in the United States. In addition, there is some evidence that paper inventories are being worked down and that order levels are increasing in some grades, which could give the industry greater pricing flexibility going forward. Despite the risk of a near-term slowdown in earnings momentum in some of these areas resulting from sluggish industrial commodity prices, we remain positive on the intermediate-term outlook for these industries. In our opinion, the emerging trend of stronger worldwide economic growth should keep the demand for these industrial commodities on an upward trend, and should provide support for underlying commodity prices.

  Looking ahead, we continue to be optimistic about the outlook for the natural resource sector. There continues to be uncertainty over the sustainability of recent advances in economic growth, and much debate over the implications of this growth for the financial markets. We remain encouraged by recent positive economic trends, and believe we may be moving toward a period of synchronized growth in both the industrialized and developing economies. We expect this to keep the demand for most basic commodities on an upward trend, and to strengthen fundamental supply/demand prospects for most natural resource-related industries which, in turn, should have positive implications for the earnings of many resource-related companies. The Fund remains fairly fully invested, with cash levels in the Fund at 3.0% of net assets at December 31, 1996.

================================================================================

PRIME BOND FUND

  The acceleration of job creation, which became evident in February, adversely impacted interest rates throughout the first half of the year. Job growth averaged 233,000 jobs per month in the first six months of 1996, compared with an average monthly gain of only 144,000 in the same period in 1995. Combined with surprising strength in the wage and salary index, these data caused concern that the favorable inflation climate may be drawing to a close. The rise in bond prices which occurred in 1995 began to reverse in the first quarter of 1996. Bond prices fluctuated during the spring and summer months in a swirl of speculation about the course of inflation. This volatility was caused by the release of economic data which seemed inconclusive with regard to future growth prospects. Bond prices remained volatile until the Federal Reserve Board's decision in late September not to raise short-term interest rates. This was interpreted by investors as a sign that the economy was slowing down enough on its own in the third quarter so that inflation would not be a problem. Bond prices began to rise as the third quarter data were released. However, Federal Reserve Board Chairman Alan Greenspan touched a nerve on December 5 when he suggested that there was an "irrational exuberance" in US financial markets. This comment sent a shudder through the investment system because of its implication that the levels of both stock and bond prices were not consistent with the economic data. Within two weeks after his remarks, the stock market dropped over 200 points and there was a corresponding increase of 20 basis points in the bellwether Treasury long bond.

  Yet a review of the underlying economic and political conditions that normally influence the behavior of stock and bond prices seems to justify the investor optimism that prevailed in the fall. For example, the Federal Reserve Board's monetary policy remained unchanged during the period, contrary to widespread expectations during the summer that there would be a tightening. This did not occur because it became apparent that the economy was slowing on its own from the torrid pace of the second quarter, when the GDP jumped to 4.7% from the 2% pace of the first quarter. Third-quarter GDP dropped back to 2.1%. Meanwhile, inflation remained subdued. In addition, the US dollar gained in value, implying less inflation and continued foreign investment in US securities. Stock and bond prices improved by year-end, but without the enthusiasm that had characterized the fall.

  We strengthened our performance from February through the middle of the summer by moving the Fund into an ever-increasing conservative position. This was done by shortening the average life from 11.5 years to 8.9 years. We accomplished this by increasing the percentage of Treasury issues held by the Fund and by trading down the yield curve which reduced maturity. In the fall, we began to purchase more industrial and utility issues and a selection of trust preferreds which offered an attractive yield which benefited the Fund's overall performance.

QUALITY EQUITY FUND

  During much of the fiscal year ended December 31, 1996, we held the Fund's cash position to a relatively small portion of net assets. Consequently, cash held down returns to a much lesser extent than was the case in 1995. In the US equity sector, large-capitalization stocks in sectors such as technology, financial services and consumer staples continued to positively impact overall Fund returns. As was the case in 1995, foreign equities as a group provided returns below those of US equities. As of December 31, 1996, the allocation of Quality Equity Fund was: US equities, 84% of net assets; foreign equities, 11%; and cash reserves, 5%.

  In the United States, we became more cautious as the stock market advanced during the latter part of 1996. We were concerned that US equities could be vulnerable to earnings disappointments during 1997. In reducing US equities, we accepted profits in a number of positions which performed exceptionally well and no longer seemed to offer above-average appreciation potential. Equities which were liquidated on this basis included Microsoft Corp., Procter & Gamble Co. and The Coca-Cola Co.

  In order to seek to further reduce risk, we established positions in several areas which appeared unexploited. These sectors included electric utilities through the purchase of Edison International and real estate through the addition of Prentiss Properties Trust. After the cutback in the US equity position, the largest proportion of US equity assets remains allocated to areas that are likely to benefit from strength in capital spending in the United States and abroad. These commitments included companies involved in technology, such as International Business Machines Corp., and companies in defense and aerospace, as exemplified by Northrop Grumman Corp.

  In the foreign sector, new positions were concentrated in the United Kingdom and included the American Depositary Receipts of British Steel PLC, Glaxo Wellcome PLC, Grand Metropolitan PLC, National Westminster Bank PLC, and Vodafone Group PLC. We also established a position in the ADRs of SGS Thompson Microelectronics N.V. in France.

================================================================================

RESERVE ASSETS FUND

  For the six-month period ended December 31, 1996, the Reserve Assets Fund's net annualized yield was 5.02%.* The Fund's 7-day yield as of December 31, 1996 was 5.01%*. The average portfolio maturity was 70 days at December 31, 1996 compared to 55 days at June 30, 1996.

  The Fund's composition at the end of December and as of our last report is detailed below:

----------------------------------------------------------------------------
Issue                                                12/31/96   6/30/96
----------------------------------------------------------------------------
Bank Notes.........................................      1.3%        --
Certificates of Deposit............................      2.2         --
Commercial Paper...................................     43.5       43.9%
Corporate Notes....................................      8.7       10.6
Funding Agreements.................................      4.4        4.3
Master Notes.......................................      4.4        4.3
Medium-Term Notes..................................       --        1.1
US Government Agency & Instrumentality
 Obligations -- Discount...........................      5.6        8.3
US Government Agency & Instrumentality
 Obligations -- Non-Discount.......................     30.7       27.5
Liabilities in Excess of Other Assets..............    (0.8)         --
                                                       -----      -----
Total..............................................    100.0%     100.0%
                                                       =====      =====

---------------
* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

IN CONCLUSION

  We appreciate your investment in Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our June semi-annual report to shareholders.

Sincerely,

/s/ ARTHUR ZEIKEL
Arthur Zeikel
President

February 6, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. American Balanced Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                         SHARES VOTED         SHARES VOTED
                                                                             FOR            WITHOUT AUTHORITY
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                  13,707,781             401,552
                                              Walter Mintz                13,707,781             401,552
                                              Robert S. Salomon Jr.       13,707,781             401,552
                                              Melvin R. Seiden            13,707,781             401,552
                                              Stephen B. Swensrud         13,707,781             401,552
                                              Arthur Zeikel               13,707,781             401,552
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.        13,031,247         117,914           960,172
-----------------------------------------------------------------------------------------------------------------
   3. To consider and act upon a proposal to amend the
      investment restrictions applicable to all of the
      Company's Funds other than Domestic Money Market
      Fund and Reserve Assets Fund. (Only holders of
      shares of the Company's Funds other than the
      Domestic Money Market Fund and the Reserve Assets
      Fund were permitted to vote on this matter.)             11,643,912         529,054         1,936,367
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. Basic Value Focus Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                         SHARES VOTED         SHARES VOTED
                                                                             FOR            WITHOUT AUTHORITY
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                  29,827,286             866,223
                                              Walter Mintz                29,827,286             866,223
                                              Robert S. Salomon Jr.       29,827,286             866,223
                                              Melvin R. Seiden            29,827,286             866,223
                                              Stephen B. Swensrud         29,827,286             866,223
                                              Arthur Zeikel               29,827,286             866,223
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.        29,127,772         176,109         1,389,628
-----------------------------------------------------------------------------------------------------------------
   3. To consider and act upon a proposal to amend the
      investment restrictions applicable to all of the
      Company's Funds other than Domestic Money Market
      Fund and Reserve Assets Fund. (Only holders of
      shares of the Company's Funds other than the
      Domestic Money Market Fund and the Reserve Assets
      Fund were permitted to vote on this matter.)             25,957,896         921,626         3,813,987
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. Developing Capital Markets Focus Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                         SHARES VOTED         SHARES VOTED
                                                                             FOR            WITHOUT AUTHORITY
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                   7,922,623             320,216
                                              Walter Mintz                 7,922,623             320,216
                                              Robert S. Salomon Jr.        7,922,623             320,216
                                              Melvin R. Seiden             7,922,623             320,216
                                              Stephen B. Swensrud          7,922,623             320,216
                                              Arthur Zeikel                7,922,623             320,216
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.         7,482,866         227,258           532,715
-----------------------------------------------------------------------------------------------------------------
   3. To consider and act upon a proposal to amend the
      investment restrictions applicable to all of the
      Company's Funds other than Domestic Money Market
      Fund and Reserve Assets Fund. (Only holders of
      shares of the Company's Funds other than the
      Domestic Money Market Fund and the Reserve Assets
      Fund were permitted to vote on this matter.)              6,946,633         231,187         1,065,019
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. Domestic Money Market Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                         SHARES VOTED         SHARES VOTED
                                                                             FOR            WITHOUT AUTHORITY
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                 264,586,574            4,890,970
                                              Walter Mintz               264,586,574            4,890,970
                                              Robert S. Salomon Jr.      264,586,574            4,890,970
                                              Melvin R. Seiden           264,586,574            4,890,970
                                              Stephen B. Swensrud        264,586,574            4,890,970
                                              Arthur Zeikel              264,586,574            4,890,970
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.       253,650,660        1,883,466       13,943,418
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. Equity Growth Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                         SHARES VOTED         SHARES VOTED
                                                                             FOR            WITHOUT AUTHORITY
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                  15,942,626             423,352
                                              Walter Mintz                15,942,626             423,352
                                              Robert S. Salomon Jr.       15,942,626             423,352
                                              Melvin R. Seiden            15,942,626             423,352
                                              Stephen B. Swensrud         15,942,626             423,352
                                              Arthur Zeikel               15,942,626             423,352
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.        15,322,521         124,594           918,863
-----------------------------------------------------------------------------------------------------------------
   3. To consider and act upon a proposal to amend the
      investment restrictions applicable to all of the
      Company's Funds other than Domestic Money Market
      Fund and Reserve Assets Fund. (Only holders of
      shares of the Company's Funds other than the
      Domestic Money Market Fund and the Reserve Assets
      Fund were permitted to vote on this matter.)             13,651,239         585,798         2,128,941
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FLEXIBLE STRATEGY FUND
PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. Flexible Strategy Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                         SHARES VOTED         SHARES VOTED
                                                                             FOR            WITHOUT AUTHORITY
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                  20,144,023             531,009
                                              Walter Mintz                20,144,023             531,009
                                              Robert S. Salomon Jr.       20,144,023             531,009
                                              Melvin R. Seiden            20,144,023             531,009
                                              Stephen B. Swensrud         20,144,023             531,009
                                              Arthur Zeikel               20,144,023             531,009
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.        19,459,037         188,042         1,027,953
-----------------------------------------------------------------------------------------------------------------
   3. To consider and act upon a proposal to amend the
      investment restrictions applicable to all of the
      Company's Funds other than Domestic Money Market
      Fund and Reserve Assets Fund. (Only holders of
      shares of the Company's Funds other than the
      Domestic Money Market Fund and the Reserve Assets
      Fund were permitted to vote on this matter.)             17,223,613         929,027         2,522,392
-----------------------------------------------------------------------------------------------------------------
   4. To consider and act upon a proposal to approve the
      Agreement and the Plan of Reorganization between the
      Company's Flexible Strategy Fund and Global Strategy
      Focus Fund and Articles of Amendment to the
      Company's charter in connection therewith. (Only
      holders of shares of the Company's Flexible Strategy
      Fund were permitted to vote on this matter.)             17,118,759       1,070,426         2,485,847
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. Global Strategy Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES VOTED
                                                                         SHARES VOTED       WITHOUT AUTHORITY
                                                                             FOR
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                  40,951,670            1,052,511
                                              Walter Mintz                40,951,670            1,052,511
                                              Robert S. Salomon Jr.       40,951,670            1,052,511
                                              Melvin R. Seiden            40,951,670            1,052,511
                                              Stephen B. Swensrud         40,951,670            1,052,511
                                              Arthur Zeikel               40,951,670            1,052,511
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.        39,399,430         371,260         2,233,491
-----------------------------------------------------------------------------------------------------------------
   3. To consider and act upon a proposal to amend the
      investment restrictions applicable to all of the
      Company's Funds other than Domestic Money Market
      Fund and Reserve Assets Fund. (Only holders of
      shares of the Company's Funds other than the
      Domestic Money Market Fund and the Reserve Assets
      Fund were permitted to vote on this matter.)             34,863,908       1,333,589         5,806,684
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. Global Utility Focus Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES VOTED
                                                                         SHARES VOTED       WITHOUT AUTHORITY
                                                                             FOR
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                  12,195,216             385,117
                                              Walter Mintz                12,195,216             385,117
                                              Robert S. Salomon Jr.       12,195,216             385,117
                                              Melvin R. Seiden            12,195,216             385,117
                                              Stephen B. Swensrud         12,195,216             385,117
                                              Arthur Zeikel               12,195,216             385,117
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.        11,712,465         125,924           741,944
-----------------------------------------------------------------------------------------------------------------
   3. To consider and act upon a proposal to amend the
      investment restrictions applicable to all of the
      Company's Funds other than Domestic Money Market
      Fund and Reserve Assets Fund. (Only holders of
      shares of the Company's Funds other than the
      Domestic Money Market Fund and the Reserve Assets
      Fund were permitted to vote on this matter.)             10,463,533         330,732         1,786,068
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. High Current Income Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES VOTED
                                                                         SHARES VOTED       WITHOUT AUTHORITY
                                                                             FOR
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                  34,328,264             668,597
                                              Walter Mintz                34,328,264             668,597
                                              Robert S. Salomon Jr.       34,328,264             668,597
                                              Melvin R. Seiden            34,328,264             668,597
                                              Stephen B. Swensrud         34,328,264             668,597
                                              Arthur Zeikel               34,328,264             668,597
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.        33,249,294         236,080         1,511,487
-----------------------------------------------------------------------------------------------------------------
   3. To consider and act upon a proposal to amend the
      investment restrictions applicable to all of the
      Company's Funds other than Domestic Money Market
      Fund and Reserve Assets Fund. (Only holders of
      shares of the Company's Funds other than the
      Domestic Money Market Fund and the Reserve Assets
      Fund were permitted to vote on this matter.)             29,656,202         761,046         4,579,613
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERMEDIATE GOVERNMENT BOND FUND PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. Intermediate Government Bond Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES VOTED
                                                                         SHARES VOTED       WITHOUT AUTHORITY
                                                                             FOR
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                   6,016,178             146,533
                                              Walter Mintz                 6,016,178             146,533
                                              Robert S. Salomon Jr.        6,016,178             146,533
                                              Melvin R. Seiden             6,016,178             146,533
                                              Stephen B. Swensrud          6,016,178             146,533
                                              Arthur Zeikel                6,016,178             146,533
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.         5,740,606          60,621           361,485
-----------------------------------------------------------------------------------------------------------------
   3. To consider and act upon a proposal to amend the
      investment restrictions applicable to all of the
      Company's Funds other than Domestic Money Market
      Fund and Reserve Assets Fund. (Only holders of
      shares of the Company's Funds other than the
      Domestic Money Market Fund and the Reserve Assets
      Fund were permitted to vote on this matter.)              5,320,992         132,506           709,214
-----------------------------------------------------------------------------------------------------------------
   4. To consider and act upon a proposal to approve a
      change in the investment objective of the Company's
      Intermediate Government Bond Fund and to rename that
      Fund as the "Government Bond Fund." (Only holders of
      shares of the Company's Intermediate Government Bond
      Fund were permitted to vote on this matter.)              5,269,984         179,274           713,454
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL BOND FUND
PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. International Bond Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES VOTED
                                                                         SHARES VOTED       WITHOUT AUTHORITY
                                                                             FOR
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                   1,761,153              24,600
                                              Walter Mintz                 1,761,153              24,600
                                              Robert S. Salomon Jr.        1,761,153              24,600
                                              Melvin R. Seiden             1,761,153              24,600
                                              Stephen B. Swensrud          1,761,153              24,600
                                              Arthur Zeikel                1,761,153              24,600
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.         1,732,741           8,654            44,358
-----------------------------------------------------------------------------------------------------------------
   3. To consider and act upon a proposal to amend the
      investment restrictions applicable to all of the
      Company's Funds other than Domestic Money Market
      Fund and Reserve Assets Fund. (Only holders of
      shares of the Company's Funds other than the
      Domestic Money Market Fund and the Reserve Assets
      Fund were permitted to vote on this matter.)              1,688,458          19,553            77,742
-----------------------------------------------------------------------------------------------------------------
   4. To consider and act upon a proposal to approve the
      Agreement and the Plan of Reorganization between the
      Company's International Bond Fund and World Income
      Focus Fund and the Articles of Amendment to the
      Company's Articles of Incorporation in connection
      therewith. (Only holders of shares of the Company's
      International Bond Fund were permitted to vote on
      this matter.)                                             1,642,282          19,341           124,130
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. International Equity Focus Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES VOTED
                                                                         SHARES VOTED       WITHOUT AUTHORITY
                                                                             FOR
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                  27,157,228             980,113
                                              Walter Mintz                27,157,228             980,113
                                              Robert S. Salomon Jr.       27,157,228             980,113
                                              Melvin R. Seiden            27,157,228             980,113
                                              Stephen B. Swensrud         27,157,228             980,113
                                              Arthur Zeikel               27,157,228             980,113
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.        26,340,375         258,837         1,538,129
-----------------------------------------------------------------------------------------------------------------
   3. To consider and act upon a proposal to amend the
      investment restrictions applicable to all of the
      Company's Funds other than Domestic Money Market
      Fund and Reserve Assets Fund. (Only holders of
      shares of the Company's Funds other than the
      Domestic Money Market Fund and the Reserve Assets
      Fund were permitted to vote on this matter.)             23,427,253         844,987         3,865,101
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. Natural Resources Focus Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES VOTED
                                                                         SHARES VOTED       WITHOUT AUTHORITY
                                                                             FOR
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                   3,536,297              77,093
                                              Walter Mintz                 3,536,297              77,093
                                              Robert S. Salomon Jr.        3,536,297              77,093
                                              Melvin R. Seiden             3,536,297              77,093
                                              Stephen B. Swensrud          3,536,297              77,093
                                              Arthur Zeikel                3,536,297              77,093
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.         3,399,733          16,601           197,056
-----------------------------------------------------------------------------------------------------------------
   3. To consider and act upon a proposal to amend the
      investment restrictions applicable to all of the
      Company's Funds other than Domestic Money Market
      Fund and Reserve Assets Fund. (Only holders of
      shares of the Company's Funds other than the
      Domestic Money Market Fund and the Reserve Assets
      Fund were permitted to vote on this matter.)              3,001,601         126,115           485,674
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. Prime Bond Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES VOTED
                                                                         SHARES VOTED       WITHOUT AUTHORITY
                                                                             FOR
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                  41,331,257             878,097
                                              Walter Mintz                41,331,257             878,097
                                              Robert S. Salomon Jr.       41,331,257             878,097
                                              Melvin R. Seiden            41,331,257             878,097
                                              Stephen B. Swensrud         41,331,257             878,097
                                              Arthur Zeikel               41,331,257             878,097
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.        39,727,822         231,237         2,250,295
-----------------------------------------------------------------------------------------------------------------
   3. To consider and act upon a proposal to amend the
      investment restrictions applicable to all of the
      Company's Funds other than Domestic Money Market
      Fund and Reserve Assets Fund. (Only holders of
      shares of the Company's Funds other than the
      Domestic Money Market Fund and the Reserve Assets
      Fund were permitted to vote on this matter.)             35,657,124       1,098,771         5,453,459
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. Quality Equity Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES VOTED
                                                                         SHARES VOTED       WITHOUT AUTHORITY
                                                                             FOR
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                  23,031,077             499,332
                                              Walter Mintz                23,031,077             499,332
                                              Robert S. Salomon Jr.       23,031,077             499,332
                                              Melvin R. Seiden            23,031,077             499,332
                                              Stephen B. Swensrud         23,031,077             499,332
                                              Arthur Zeikel               23,031,077             499,332
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.        22,209,261         162,772         1,158,375
-----------------------------------------------------------------------------------------------------------------
   3. To consider and act upon a proposal to amend the
      investment restrictions applicable to all of the
      Company's Funds other than Domestic Money Market
      Fund and Reserve Assets Fund. (Only holders of
      shares of the Company's Funds other than the
      Domestic Money Market Fund and the Reserve Assets
      Fund were permitted to vote on this matter.)             19,967,754         673,505         2,889,150
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. Reserve Assets Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES VOTED
                                                                         SHARES VOTED       WITHOUT AUTHORITY
                                                                             FOR
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                  21,949,747            1,009,839
                                              Walter Mintz                21,949,747            1,009,839
                                              Robert S. Salomon Jr.       21,949,747            1,009,839
                                              Melvin R. Seiden            21,949,747            1,009,839
                                              Stephen B. Swensrud         21,949,747            1,009,839
                                              Arthur Zeikel               21,949,747            1,009,839
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.        21,851,520         606,262           501,804
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--WORLD INCOME FOCUS FUND
PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended December 31, 1996, Merrill Lynch Variable Series Funds, Inc. World Income Focus Fund shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 11, 1996. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                         SHARES VOTED          SHARES VOTED
                                                                             FOR             WITHOUT AUTHORITY
------------------------------------------------------------------------------------------------------------------
   1. To elect the Fund's Board of Directors:
                                              Joe Grills                   8,558,297             141,775
                                              Walter Mintz                 8,558,297             141,775
                                              Robert S. Salomon Jr.        8,558,297             141,775
                                              Melvin R. Seiden             8,558,297             141,775
                                              Stephen B. Swensrud          8,558,297             141,775
                                              Arthur Zeikel                8,558,297             141,775
------------------------------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                  FOR            AGAINST          ABSTAIN
-----------------------------------------------------------------------------------------------------------------
   2. To consider and act upon a proposal to ratify the
      selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.         8,158,982          49,744           491,346
-----------------------------------------------------------------------------------------------------------------
   3. To consider and act upon a proposal to amend the
      investment restrictions applicable to all of the
      Company's Funds other than Domestic Money Market
      Fund and Reserve Assets Fund. (Only holders of
      shares of the Company's Funds other than the
      Domestic Money Market Fund and the Reserve Assets
      Fund were permitted to vote on this matter.)              7,323,863         259,767         1,116,442
-----------------------------------------------------------------------------------------------------------------
   4. To consider and act upon a proposal to approve the
      change in the investment objective of the Company's
      World Income Focus Fund and to change the name of
      that Fund to the "Global Bond Focus Fund." (Only
      holders of shares of the Company's World Income Fund
      were permitted to vote on this matter.)                   7,149,163         230,974         1,319,935
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                 TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                                               12 MONTH     6 MONTH
                                                           12/31/96    6/30/96    12/31/95     % CHANGE     % CHANGE
--------------------------------------------------------------------------------------------------------------------
AMERICAN BALANCED FUND                                      $16.01     $15.22      $15.17       + 9.73%(1)   + 7.08%(2)
--------------------------------------------------------------------------------------------------------------------
BASIC VALUE FOCUS FUND                                       14.74      13.64       13.10       +20.69(3)    + 8.70(4)
--------------------------------------------------------------------------------------------------------------------
DEVELOPING CAPITAL MARKETS FOCUS FUND                        10.05      10.15        9.32       +10.59(5)     -0.99
--------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND                                           26.22      25.62       27.98       + 8.11(6)    + 2.50(7)
--------------------------------------------------------------------------------------------------------------------
GLOBAL BOND FOCUS FUND++                                      9.76       9.63        9.79       + 8.02(8)    + 5.33(9)
--------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY FOCUS FUND+                                  13.87      12.75       12.55       +13.17(10)   + 8.78
--------------------------------------------------------------------------------------------------------------------
GLOBAL UTILITY FOCUS FUND                                    12.19      11.73       11.30       +12.96(11)   + 6.23(12)
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT BOND FUND+++                                      10.40      10.25       10.79       + 2.86(13)   + 4.57(14)
--------------------------------------------------------------------------------------------------------------------
HIGH CURRENT INCOME FUND                                     11.39      11.13       11.25       +11.27(15)   + 7.27(16)
--------------------------------------------------------------------------------------------------------------------
INDEX 500 FUND                                               10.17      10.00 #        --           --       + 1.70 #
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FOCUS FUND                              11.63      11.73       11.06       + 6.62(17)    -0.85
--------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES FOCUS FUND                                 13.12      12.52       11.95       +13.52(18)   + 5.76(19)
--------------------------------------------------------------------------------------------------------------------
PRIME BOND FUND                                              11.91      11.74       12.45       + 2.21(20)   + 4.85(21)
--------------------------------------------------------------------------------------------------------------------
QUALITY EQUITY FUND                                          32.83      29.86       32.76       +17.90(22)   +11.28(23)
--------------------------------------------------------------------------------------------------------------------

 (1) Percent change includes reinvestment of $0.560 per share ordinary income dividends and $0.023 per share capital gains distributions.
 (2) Percent change includes reinvestment of $0.264 per share ordinary income dividends.
 (3) Percent change includes reinvestment of $0.635 per share ordinary income dividends and $0.265 per share capital gains distributions.
 (4) Percent change includes reinvestment of $0.079 per share ordinary income dividends.
 (5) Percent change includes reinvestment of $0.234 per share ordinary income dividends.
 (6) Percent change includes reinvestment of $2.909 per share ordinary income dividends and $0.820 per share capital gains distributions.
 (7) Percent change includes reinvestment of $0.038 per share ordinary income dividends.
 (8) Percent change includes reinvestment of $0.778 per share ordinary income dividends.
 (9) Percent change includes reinvestment of $0.374 per share ordinary income dividends.
(10) Percent change includes reinvestment of $0.295 per share ordinary income dividends.
(11) Percent change includes reinvestment of $0.524 per share ordinary income dividends.
(12) Percent change includes reinvestment of $0.252 per share ordinary income dividends.
(13) Percent change includes reinvestment of $0.676 per share ordinary income dividends.
(14) Percent change includes reinvestment of $0.311 per share ordinary income dividends.
(15) Percent change includes reinvestment of $1.061 per share ordinary income dividends.
(16) Percent change includes reinvestment of $0.527 per share ordinary income dividends.
(17) Percent change includes reinvestment of $0.153 per share ordinary income dividends.
(18) Percent change includes reinvestment of $0.233 per share ordinary income dividends and $0.171 per share capital gains distributions.
(19) Percent change includes reinvestment of $0.115 per share ordinary income dividends.
(20) Percent change includes reinvestment of $0.789 per share ordinary income dividends.
(21) Percent change includes reinvestment of $0.389 per share ordinary income dividends.
(22) Percent change includes reinvestment of $1.923 per share ordinary income dividends and $3.019 per share capital gains distributions.
(23) Percent change includes reinvestment of $0.350 per share ordinary income dividends.
 + Flexible Strategy Fund merged into Global Strategy Focus Fund on December 9,
   1996.
 ++ International Bond Fund merged into World Income Focus Fund on December 9,
    1996 and was renamed Global Bond Focus Fund.
+++ Intermediate Government Bond Fund's name changed as of December 9, 1996 to
    Government Bond Fund.
  # The Fund commenced operations on December 13, 1996. Net asset value and total returns are since inception.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
DECEMBER 31, 1996
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      YEAR      FIVE YEARS    TEN YEARS       SINCE
                                                                     ENDED        ENDED         ENDED       INCEPTION
                                                                    12/31/96     12/31/96     12/31/96     TO 12/31/96
---------------------------------------------------------------------------------------------------------------------
AMERICAN BALANCED FUND                                               + 9.73%      + 8.79%           --        +10.12%+
---------------------------------------------------------------------------------------------------------------------
BASIC VALUE FOCUS FUND                                               +20.69           --            --        +16.32++
---------------------------------------------------------------------------------------------------------------------
DEVELOPING CAPITAL MARKETS FOCUS FUND                                +10.59           --            --        + 1.49+++
---------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND                                                   + 8.11       +11.38        + 7.83%       --
---------------------------------------------------------------------------------------------------------------------
GLOBAL BOND FOCUS FUND**                                             + 8.02           --            --        + 7.27++
---------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY FOCUS FUND*                                          +13.17           --            --        + 9.21++++
---------------------------------------------------------------------------------------------------------------------
GLOBAL UTILITY FOCUS FUND                                            +12.96           --            --        + 9.47++
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT BOND FUND***                                              + 2.86           --            --        + 7.15+++
---------------------------------------------------------------------------------------------------------------------
HIGH CURRENT INCOME FUND                                             +11.27       +12.21        +11.42        --
---------------------------------------------------------------------------------------------------------------------
INDEX 500 FUND                                                           --           --            --        + 1.70#
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FOCUS FUND                                      + 6.62           --            --        + 6.51++
---------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES FOCUS FUND                                         +13.52       + 7.76            --        + 5.35+
---------------------------------------------------------------------------------------------------------------------
PRIME BOND FUND                                                      + 2.21       + 7.04        + 7.68        --
---------------------------------------------------------------------------------------------------------------------
QUALITY EQUITY FUND                                                  +17.90       +10.94        +12.50        --
---------------------------------------------------------------------------------------------------------------------

  * Flexible Strategy Fund merged into Global Strategy Focus Fund on December 9, 1996.
 ** International Bond Fund merged into World Income Focus Fund on December 9, 1996 and was renamed Global Bond Focus Fund.
 *** Intermediate Government Bond Fund's name changed as of December 9, 1996 to
     Government Bond Fund.
   # The aggregate total return is shown as the Fund commenced operations on
     December 13, 1996.
   + The Fund commenced operations on 6/01/88.
  ++ The Fund commenced operations on 7/01/93.
 +++ The Fund commenced operations on 5/02/94.
++++ The Fund commenced operations on 2/28/92.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
DECEMBER 31, 1996
--------------------------------------------------------------------------------
                 SEPARATE ACCOUNT AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
RETIREMENT PLUS VARIABLE ANNUITY
--------------------------------------------------------------------------------

                                                                      YEAR      FIVE YEARS    TEN YEARS       SINCE
                                                                     ENDED        ENDED         ENDED       INCEPTION
                                                                    12/31/96     12/31/96     12/31/96     TO 12/31/96
---------------------------------------------------------------------------------------------------------------------
AMERICAN BALANCED FUND                                               + 1.10%      + 6.77%           --         + 8.53%+
---------------------------------------------------------------------------------------------------------------------
BASIC VALUE FOCUS FUND                                               +11.05           --            --          +13.81++
---------------------------------------------------------------------------------------------------------------------
DEVELOPING CAPITAL MARKETS FOCUS FUND                                + 1.27           --            --          - 1.89+++
---------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND                                                   - 0.20       + 9.35        + 6.26%        --
---------------------------------------------------------------------------------------------------------------------
GLOBAL BOND FOCUS FUND***                                            - 0.52           --            --          + 4.71++
---------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY FOCUS FUND**                                         + 4.33           --            --          + 7.14++++
---------------------------------------------------------------------------------------------------------------------
GLOBAL UTILITY FOCUS FUND                                            + 3.50           --            --          + 6.93++
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT BOND FUND****                                             - 5.00           --            --          + 3.90+++
---------------------------------------------------------------------------------------------------------------------
HIGH CURRENT INCOME FUND                                             + 2.60       +10.19        + 9.81         --
---------------------------------------------------------------------------------------------------------------------
INDEX 500 FUND                                                           --           --            --          - 5.24#
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FOCUS FUND                                      - 2.12           --            --          + 3.94++
---------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES FOCUS FUND                                         + 3.70       + 5.73            --          + 3.85+
---------------------------------------------------------------------------------------------------------------------
PRIME BOND FUND                                                      - 5.56       + 5.00        + 6.12         --
---------------------------------------------------------------------------------------------------------------------
QUALITY EQUITY FUND                                                  + 8.77       + 8.91        +10.87         --
---------------------------------------------------------------------------------------------------------------------

    * Returns are calculated as if the contract were surrendered at the end of the periods shown and assume the Separate Account had been in existence and a contract had been in force during the periods shown. They reflect Fund operating expenses, Separate Account charges deducted daily at an annual rate of 1.25% mortality and expense risk charge, and a 0.10% administrative charge. In addition, a contingent deferred sales charge, incrementally decreasing from 7% in the first year a premium is invested in the contract to 0% the eighth year and later that the premium remains in the contract, deducted on the last day of the periods shown, and an annual contract maintenance charge of $40 are reflected. All charges and fees are described in the product prospectuses. See those prospectuses for more complete information.
   ** Flexible Strategy Fund merged into Global Strategy Focus Fund on
      December 9, 1996.
  *** International Bond Fund merged into World Income Focus Fund on December 9,
      1996 and was renamed Global Bond Focus Fund.
 **** Intermediate Government Bond Fund's name changed as of December 9, 1996 to Government Bond Fund.
    # The Fund commenced operations on 12/13/96. Average Annual Total Returns for periods of six months or less are calculated on a cumulative basis, rather than an annual basis, as permitted by regulation.
    + The Fund commenced operations on 6/01/88.
   ++ The Fund commenced operations on 7/01/93.
  +++ The Fund commenced operations on 5/02/94.
 ++++ The Fund commenced operations on 2/28/92.

Investment results and principal value will fluctuate so that an investment may be worth more or less than its original cost. Past performance illustrated should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
DECEMBER 31, 1996
--------------------------------------------------------------------------------
                 SEPARATE ACCOUNT AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
PORTFOLIO PLUS VARIABLE ANNUITY
--------------------------------------------------------------------------------

                                                                      YEAR      FIVE YEARS    TEN YEARS       SINCE
                                                                     ENDED        ENDED         ENDED       INCEPTION
                                                                    12/31/96     12/31/96     12/31/96     TO 12/31/96
---------------------------------------------------------------------------------------------------------------------
AMERICAN BALANCED FUND                                               + 3.52%      + 6.60%           --          +8.60%+
---------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND                                                   + 2.12       + 9.21       +  6.34%        --
---------------------------------------------------------------------------------------------------------------------
HIGH CURRENT INCOME FUND                                             + 5.13       +10.05       +  9.88         --
---------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES FOCUS FUND                                         + 6.26       + 5.55            --           +3.89+
---------------------------------------------------------------------------------------------------------------------
PRIME BOND FUND                                                      - 3.64       + 4.82       +  6.19         --
---------------------------------------------------------------------------------------------------------------------
QUALITY EQUITY FUND                                                  +11.34       + 8.77        +10.94         --
---------------------------------------------------------------------------------------------------------------------

* Returns are calculated as if the contract were surrendered at the end of the periods shown. They reflect Fund operating expenses, Separate Account charges deducted daily at an annual rate of 1.25% mortality and expense risk charge, and a 0.05% distribution expense charge. (Family Life Insurance Company contracts are assessed a 1.30% mortality and expense risk charge and no distribution expense charge.) In addition, a contingent deferred sales charge of 5% for the first seven years the premium remains in the contract, deducted on the last day of the period shown, and an annual contract administration charge of $30 are reflected. All charges and fees are described in the product prospectuses. See those prospectuses for more complete information.

  Charges reflected are for non-qualified contracts. Qualified contracts have a lower expense risk charge. Average annual total returns for those contract owners would, therefore, be higher than the returns shown above.

+ The Fund commenced operations on 6/01/88.

Investment results and principal value will fluctuate so that an investment may be worth more or less than its original cost. Past performance illustrated should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
DECEMBER 31, 1996
--------------------------------------------------------------------------------
                  SEPARATE ACCOUNT AVERAGE ANNUALIZED RETURNS*
--------------------------------------------------------------------------------
VARIABLE LIFE INSURANCE POLICIES (EXCEPT ESTATE INVESTOR I & II)
--------------------------------------------------------------------------------

                                                                                                           FROM DATE
                                                                                                YEAR         MADE
                                                                                               ENDED       AVAILABLE
                                                                                              12/31/96    TO 12/31/96
---------------------------------------------------------------------------------------------------------------------
BASIC VALUE FOCUS FUND                                                                         +10.60%      +15.10%+
---------------------------------------------------------------------------------------------------------------------
DEVELOPING CAPITAL MARKETS FOCUS FUND                                                          + 0.58       -  2.91+
---------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND                                                                                 --       - 16.80++
---------------------------------------------------------------------------------------------------------------------
GLOBAL BOND FOCUS FUND+++                                                                      - 1.96       +  4.74+
---------------------------------------------------------------------------------------------------------------------
GLOBAL UTILITY FOCUS FUND                                                                      + 2.94       +  7.95+
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FOCUS FUND                                                                - 3.35       -  0.47+
---------------------------------------------------------------------------------------------------------------------

  * Returns are calculated as if the contract were surrendered at the end of the periods shown and assume the Separate Account had been in existence and a contract in force during the periods shown. They reflect Fund operating expenses, a Separate Account mortality and expense risk charge deducted daily at an annual rate at the beginning of the year of 0.90%, and a deferred contract load of 9%. They do not reflect quarterly cost of Insurance. Returns would be lower if they reflected the deduction for cost of insurance, which can vary by age, sex, and underwriting class of the insured, and by each contract's net amount at risk. Some contract owners have lower mortality and expense risk charges and/or lower deferred contract loads than those reflected above. Returns for those contract owners would, therefore, be higher than the returns shown above. Some contract owners pay administrative fees that could have the effect of reducing the returns shown above. All charges and fees are described in the product prospectuses. Certain Funds are not available to all variable life insurance products. Not all Funds were made available to all products on the same date. See those prospectuses for more complete information.

  + Investment option was made available 5/01/94.

 ++ Investment option was made available 5/01/96.

 +++ International Bond Fund merged into World Income Focus Fund on December 9,
     1996 and was renamed Global Bond Focus Fund.

Investment results and principal value will fluctuate so that an investment may be worth more or less than its original cost. Past performance illustrated should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
DECEMBER 31, 1996
--------------------------------------------------------------------------------
                  SEPARATE ACCOUNT AVERAGE ANNUALIZED RETURNS*
--------------------------------------------------------------------------------
ESTATE INVESTOR I & II VARIABLE LIFE INSURANCE POLICIES
--------------------------------------------------------------------------------

                                                                                                           FROM DATE
                                                                                               YEAR          MADE
                                                                                               ENDED       AVAILABLE
                                                                                             12/31/96     TO 12/31/96
---------------------------------------------------------------------------------------------------------------------
BASIC VALUE FOCUS FUND                                                                         +19.60%      +17.83%+
---------------------------------------------------------------------------------------------------------------------
DEVELOPING CAPITAL MARKETS FOCUS FUND                                                         +  9.58       +  0.58+
---------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND                                                                                 --       -  3.82++
---------------------------------------------------------------------------------------------------------------------
GLOBAL BOND FOCUS FUND+++                                                                     +  7.04       +  7.85+
---------------------------------------------------------------------------------------------------------------------
GLOBAL UTILITY FOCUS FUND                                                                      +11.94       + 10.97+
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FOCUS FUND                                                               +  5.65       +  2.88+
---------------------------------------------------------------------------------------------------------------------

  * Returns assume the Separate Account had been in existence and a contract had been in force during the periods shown. They reflect Fund operating expenses, a Separate Account mortality and expense risk charge deducted daily at an annual rate at the beginning of the year of 0.90%. Returns do not reflect contract loading or quarterly cost of insurance, which can vary by age, sex and underwriting class of the insured and the contract's net amount of risk. Returns would be lower if these two charges were reflected. Refer to the product prospectus which contains a more complete description of all charges and fees.

    When contract loading is reflected, the returns for One Year and From Date Made Available, respectively, would be: Basic Value Focus, -40.20%, N/A, -9.12%; Developing Capital Markets Focus, -45.21%, N/A, 22.43%; Global Bond Focus, -46.48%, N/A, -16.82%; Global Utility Focus, -44.03%, N/A, -14.42%;
    International Equity Focus, -47.17%, N/A, -20.66%; Equity Growth, N/A, N/A, -65.90%.

  + Investment option was made available 5/01/94.

 ++ Investment option was made available 5/01/96.

+++ International Bond Fund merged into World Income Focus Fund on December 9,
    1996 and was renamed Global Bond Focus Fund.

Investment results and principal value will fluctuate so that an investment may be worth more or less than its original cost. Past performance illustrated should not be considered a representation of future performance.

--------------------------------------------------------------------------------
AMERICAN BALANCED FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500 Index and a Weighted Index. Beginning and ending values are:

                                                6/01/88**       12/96
                                                ---------       -----
American Balanced Fund*+                         $10,000       $22,883
Standard & Poor's 500 Index++                    $10,000       $36,551
Weighted Index+++                                $10,000       $23,837

   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of Operations.
   + American Balanced Fund invests in a balanced portfolio of fixed-income and equity securities.
  ++ This unmanaged broad-based Index is comprised of common stocks.
 +++ This unmanaged Index, which is an equally weighted blend of the Three-Month Treasury Bill Index, the Merrill Lynch B0A0 Index, and the S&P 500 Index, is comprised of US Treasury Bills maturing in up to 3 months, investment-grade bonds, and common stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
BASIC VALUE FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                                7/01/93**       12/96
                                                ---------       -----
Basic Value Focus Fund*+                         $10,000       $16,976
S&P 500 Index++                                  $10,000       $18,046

   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of Operations.
   + Basic Value Focus Fund invests primarily in equities that Fund management believes are undervalued.
  ++ This unmanaged broad-based Index is comprised of common stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
DEVELOPING CAPITAL MARKETS FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Morgan
Stanley Capital International EAFE Index. Beginning and ending values are:


                                5/02/94**       12/96
                                ---------       -----
Developing Capital Markets
Focus Fund*+                    $10,000         $10,403

Morgan Stanley Capital
International EAFE Index++      $10,000         $11,782

   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of Operations.
   + Developing Capital Market Focus Fund invests in securities, principally equities, of issuers in countries having smaller capital markets.
  ++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East, calculated in US dollars.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
EQUITY GROWTH FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Russell 1000
Growth Index.  Beginning and ending values are:

                                12/86           12/96
                                -----           -----
Equity Growth Fund*+            $10,000         $21,245

Russell 1000 Growth Index++     $10,000         $42,012

Russell 2000 Growth Index+++    $10,000         $28,100

   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
   + Equity Growth Fund invests primarily in common stocks of small companies and emerging growth companies regardless of size.
  ++ This unmanaged broad-based Index is comprised of a representative sampling of the common stocks of 1,000 of the largest publicly traded companies domiciled in the United States.
 +++ This unmanaged broad-based Index is comprised of the common stock of the bottom two thirds of the largest 3,000 publicly traded companies domiciled in the United States.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
GLOBAL BOND FOCUS FUND***
TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500
Index and a Weighted Index.  Beginning and ending values are:

                                7/01/93**       12/96
                                ---------       -----
Global Bond Focus Fund*+        $10,000         $12,787

Merrill Lynch G5A0 Index++      $10,000         $11,987

Weighted Index+++               $10,000         $13,673

   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of Operations.
 *** International Bond Fund merged into World Income Focus Fund on December
     9, 1996 and was renamed as Global Bond Focus Fund.
   + Global Bond Focus Fund invests in US and foreign government and corporate bonds, including US high-yield bonds.
  ++ This unmanaged index is comprised of intermediate-term Government bonds maturing in one to ten years.
 +++ The weighted Index consists of 40% High Yield Master Index MLJOAO and 60%
     JP Morgan Global Government Bond index excluding Japan.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
GLOBAL STRATEGY FOCUS FUND***
TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Morgan
Stanley Capital International World Index and a Weighted
Index.  Beginning and ending values are:

                                2/28/92**       12/96
                                ---------       -----
Global Strategy
Focus Fund*+                    $10,000         $15,320

Morgan Stanley Capital
International World Index++     $10,000         $17,336

Weighted Index                  $10,000         $15,407

   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of Operations.
 *** Flexible Strategy Fund merged into Global Strategy Focus Fund on
     December 9, 1996.
   + Global Strategy Focus Fund invests primarily in a portfolio of equity and fixed-income securities of US and foreign issuers.
  ++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
 +++ This unmanaged Index, which is an equally weighted blend of the Morgan
     Stanley World Index, the Salomon Brothers World Government Bond Index, and the Salomon Brothers World Money Market Index, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, government bonds and money market securities in the major markets, including the United States.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
GLOBAL UTILITY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Financial Times/Standard & Poor's--Actuaries World Index and the Financial Times/Standard & Poor's--Actuaries World Utility Index. Beginning and ending values are:

                                                     7/01/93**         12/96
                                                     ---------        -------
Global Utility
Focus Fund*+                                         $10,000          $13,729

Financial Times/S&P--Actuaries
World Index++                                        $10,000          $15,209

Financial Times/S&P--Actuaries
World Utility Index                                  $10,000          $12,914


   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

  ** Commencement of Operations.

   + Global Utility Focus Fund invests at least 65% of total assets in equity and debt securities of domestic and foreign firms involved in electricity, telecommunications, gas or water.

  ++ This unmanaged market capitalization-weighted Index is comprised of nearly
     2,200 equities from 24 countries in 12 regions, including the United
     States.

 +++ This unmanaged market capitalization-weighted Index is comprised of utility stocks from any of the 24 countries that make up the Financial times/Standard & Poor's-Actuaries World Index.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
GOVERNMENT BOND FUND***
TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Merrill Lynch G402 Index. Beginning and ending values are:

                                                    5/02/94**             12/96
                                                    ---------            -------

Government Bond Fund*+                              $10,000              $12,023

Merrill Lynch G402 Index++                          $10,000              $12,477


   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

  ** Commencement of Operations.

 *** Intermediate Government Bond's name changed as of December 9, 1996 to
     Government Bond Fund.

   + Government Bond Fund invests only in securities issued or guaranteed by the US Government and its agencies with a maximum maturity not to exceed 15 years.

  ++ This unmanaged Index is comprised of intermediate-term US Government bond and US Treasury securities maturing in 7-10 years.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
HIGH CURRENT INCOME FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the First Boston High Yield Index. Beginning and ending values are:


                                                12/84           12/96
                                                -----           -----
High Current Income Fund *+                     $10,000         $29,482

First Boston High Yield Index++                 $10,000         $29,652


    * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

    + High Current Income Fund invests principally in fixed-income securities, which are rated in the lower rating catergories of the established rating services or in unrated securities of comparable quality.

   ++ This unmanaged market-weighted Index is of high-yield debt securities is comprised of 423 securities rated BBB or lower

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund compared to the growth of an investment in the Financial Times/Standard & Poor's--Actuaries World Ex-US Index. Beginning and ending values are:


                                                7/01/93**       12/96
                                                ---------       -----
International Equity
Focus Fund*+                                    $10,000         $12,472

Financial Times/S&P--Actuaries
World Ex-US Index++                             $10,000         $13,660


    * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

   ** Commencement of Operations.

    + International Equity Focus Fund invests in a portfolio of securities of foreign countries, both developed and developing, throughout the world.

   ++ This unmanaged capitalization-weighted Index is comprised of over 1,800 companies in 24 countries, excluding the United States.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
NATURAL RESOURCES FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Standard & Poor's Industrials Index, the Lipper Natural Resources Average and the Consumer Price Index. Beginning and ending values are:

                                           6/01/88**     12/96
                                           ---------     -----
Natural Resources Focus Fund*+              $l0,000     $15,641

S&P Industrials Index++                     $10,000     $35,979

Lipper Natural Resources
Average+++                                  $10,000     $23,655

Consumer Price Index++++                    $10,000     $13,529


    * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

   ** Commencement of Operations.

    + Natural Resources Focus Fund invests primarily in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

   ++ This unmanaged Index measures the pattern of movements of the common stocks of 400 large industrial companies and their weighting by capitalization.

  +++ This unmanaged Index is comprised of all US mutual funds classified as natural resource-related funds.

 ++++ This unmanaged Index is the most widely used Index of price changes over time and is designed to measure changes in the typical market basket of purchases by urban consumers.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
PRIME BOND FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Merrill Lynch C0A0 Index. Beginning and ending values are:

                                             12/86       12/96
                                             -----       -----

Prime Bond Fund*+                           $10,000     $20,951

Merrill Lynch C0A0 Index++                  $10,000     $24,133


   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

   + Prime Bond Fund invests primarily in long-term corporate bonds rated A or better by either Standard & Poor's Corp. or Moody's Investors Service, Inc.

  ++ This unmanaged broad-based Index is comprised of all industrialized bonds rated BBB3 of higher, of all maturities.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
QUALITY EQUITY FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500
Index.  Beginning and Ending values are:

                                                12/86           12/96
                                                -----           -----
Quality Equity Fund*+                           $10,000         $32,464

S&P 500 Index++                                 $10,000         $41,541


   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

   + Quality Equity Fund, which uses a fully managed investment policy, invests primarily in common stocks of large- capitalization companies, as well as investment-grade debt and convertible securities.

  ++ This unmanaged broad-based Index is comprised of common stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD                 COMMON STOCKS               COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
AEROSPACE                             24,000      Northrop Grumman Corp. .....   $  1,590,745   $  1,986,000        0.9%
                                      22,460      United Technologies
                                                    Corp. ....................        721,552      1,482,360        0.7
                                                                                 ------------   ------------     ------
                                                                                    2,312,297      3,468,360        1.6
---------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK                          26,000      General Motors Corp. .......      1,421,298      1,449,500        0.7
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                      61,000      +Lear Corporation...........      2,043,500      2,081,625        1.0
---------------------------------------------------------------------------------------------------------------------
BANKING                               58,500      Bank of New York, Co.,
                                                    Inc. .....................      1,383,399      1,974,375        0.9
                                       8,500      BankAmerica Corporation.....        869,637        847,875        0.4
                                      18,800      Citicorp....................      1,441,474      1,936,400        0.9
                                                                                 ------------   ------------     ------
                                                                                    3,694,510      4,758,650        2.2
---------------------------------------------------------------------------------------------------------------------
BUILDING & CONSTRUCTION               35,900      Oakwood Homes Corp. ........        817,893        821,213        0.4
---------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                     59,500      Spieker Properties, Inc. ...      1,580,921      2,142,000        1.0
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                             25,000      +FMC Corporation............      1,771,815      1,753,125        0.8
                                      33,000      PPG Industries, Inc. .......      1,634,499      1,852,125        0.9
                                                                                 ------------   ------------     ------
                                                                                    3,406,314      3,605,250        1.7
---------------------------------------------------------------------------------------------------------------------
COMPUTER                              24,000      +Compaq Computer
                                                    Corporation...............      1,774,301      1,782,000        0.8
---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                     29,000      +cisco Systems, Inc. .......      1,300,503      1,845,125        0.9
                                      12,000      International Business
                                                    Machines Corp. ...........      1,318,751      1,812,000        0.8
                                                                                 ------------   ------------     ------
                                                                                    2,619,254      3,657,125        1.7
---------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                     39,750      +Oracle Corp. ..............      1,251,044      1,654,594        0.8
---------------------------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY                   41,000      +Gulfstream Aerospace
                                                    Corporation...............      1,012,865        994,250        0.5
---------------------------------------------------------------------------------------------------------------------
CONGOLOMERATES                        12,000      AlliedSignal Inc. ..........        882,039        804,000        0.4
---------------------------------------------------------------------------------------------------------------------
CONSUMER GOODS                        12,000      Philip Morris Companies,
                                                    Inc. .....................      1,190,498      1,351,500        0.6
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                           43,500      Corning, Inc. ..............      1,231,615      2,011,875        0.9
---------------------------------------------------------------------------------------------------------------------
ELECTRIC & GAS                        83,100      Edison International........      1,548,607      1,651,612        0.8
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT                  15,000      General Electric Co. .......      1,161,154      1,483,125        0.7
                                       9,400      Linear Technology
                                                    Corporation...............        385,494        411,250        0.2
                                                                                 ------------   ------------     ------
                                                                                    1,546,648      1,894,375        0.9
---------------------------------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION            42,400      Foster Wheeler Corp. .......      1,786,990      1,574,100        0.7
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                    36,500      American Express Company....      1,707,587      2,062,250        1.0
                                      49,000      First Data Corp. ...........      1,732,206      1,788,500        0.8
                                                                                 ------------   ------------     ------
                                                                                    3,439,793      3,850,750        1.8
---------------------------------------------------------------------------------------------------------------------
FOOD                                  52,000      Heinz (H.J.) Company........      1,702,574      1,859,000        0.9
---------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT                   62,600      +Health Management
                                                    Associates, Inc. (Class
                                                    A)........................      1,414,154      1,408,500        0.7
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL EQUIPMENT                  34,000      +American Standard
                                                    Companies, Inc. ..........      1,109,533      1,300,500        0.6
---------------------------------------------------------------------------------------------------------------------
INSURANCE                             16,000      Aetna Inc. .................      1,190,736      1,280,000        0.6
                                      33,300      Allstate Corp. .............      1,363,042      1,927,238        0.9
                                      28,000      UNUM Corporation............      1,787,306      2,023,000        1.0
                                                                                 ------------   ------------     ------
                                                                                    4,341,084      5,230,238        2.5
---------------------------------------------------------------------------------------------------------------------
LEISURE/TOURISM                       64,000      Brunswick Corporation.......      1,583,557      1,536,000        0.7
                                      11,105      TCI Pacific Communications
                                                    (Convertible Preferred)...      1,054,744      1,007,779        0.5
                                                                                 ------------   ------------     ------
                                                                                    2,638,301      2,543,779        1.2
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD                 COMMON STOCKS               COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
MACHINERY                             49,900      Deere & Co. ................   $  2,076,934   $  2,027,188        1.0%
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS                           44,000      Enron Corp. ................      1,698,696      1,897,500        0.9
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS PIPELINES                 22,000      IMC Global, Inc.............        852,715        860,750        0.4
---------------------------------------------------------------------------------------------------------------------
OIL SERVICES                          60,300      Dresser Industries, Inc.....      1,197,521      1,869,300        0.9
---------------------------------------------------------------------------------------------------------------------
PAPER                                 20,300      Kimberly-Clark
                                                    Corporation...............      1,560,117      1,933,575        0.9
---------------------------------------------------------------------------------------------------------------------
PETROLEUM                             35,400      Pennzoil Co.................      1,462,787      2,000,100        0.9
                                      49,000      Unocal Corp. ...............      1,649,549      1,990,625        0.9
                                                                                 ------------   ------------     ------
                                                                                    3,112,336      3,990,725        1.8
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                       34,900      Abbott Laboratories.........      1,110,169      1,771,175        0.8
                                      23,900      Merck & Co., Inc. ..........        734,284      1,894,075        0.9
                                                                                 ------------   ------------     ------
                                                                                    1,844,453      3,665,250        1.7
---------------------------------------------------------------------------------------------------------------------
RAILROADS                             18,500      Burlington Northern Santa Fe
                                                    Inc.......................      1,499,672      1,597,937        0.8
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST          41,300      Prentiss Properties Trust...        844,062      1,032,500        0.5
---------------------------------------------------------------------------------------------------------------------
RECREATION                            58,746      +Viacom, Inc. (Class B).....      2,151,340      2,048,767        1.0
---------------------------------------------------------------------------------------------------------------------
RETAIL                                48,000      Sears, Roebuck & Co. .......      2,003,303      2,214,000        1.0
---------------------------------------------------------------------------------------------------------------------
RETAIL--DRUG STORES                   32,760      Rite Aid Corporation........        976,203      1,302,210        0.6
---------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY                      67,500      +Toys 'R' Us, Inc. .........      2,100,037      2,025,000        1.0
---------------------------------------------------------------------------------------------------------------------
SCIENTIFIC EQUIPMENT                  25,000      Fisher Scientific
                                                    International, Inc. ......        783,673      1,178,125        0.6
---------------------------------------------------------------------------------------------------------------------
SOFTWARE--COMPUTER                    45,000      +BMC Software, Inc. ........      1,677,378      1,861,875        0.9
---------------------------------------------------------------------------------------------------------------------
STEEL                                 52,000      AK Steel Holding Corp. .....      2,145,624      2,060,500        1.0
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                    75,000      +AirTouch Communications,
                                                    Inc. .....................      2,147,192      1,893,750        0.9
                                      20,000      Bell Atlantic Corp. ........      1,043,470      1,295,000        0.6
                                                                                 ------------   ------------     ------
                                                                                    3,190,662      3,188,750        1.5
---------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                      60,000      Carnival Corp. (Class A)....      1,697,029      1,980,000        0.9
---------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS                        18,000      El Paso Natural Gas
                                                    Company...................        882,267        909,000        0.4
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS              77,060,055     89,537,748       42.2
---------------------------------------------------------------------------------------------------------------------
                                    FACE
                                   AMOUNT         US GOVERNMENT & AGENCY OBLIGATIONS
  ---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT &                                   Federal National
AGENCY OBLIGATIONS                                Mortgage Association:
                                 $ 4,352,547      6.00% due 6/01/2001.........      4,309,022      4,299,500        2.0
                                   9,546,755      6.00% due 6/06/2001.........      9,449,796      9,416,979        4.5
                                   5,818,867      6.00% due 2/01/2004.........      5,749,767      5,729,765        2.7
                                                  US Treasury Notes:
                                  18,550,000      5.00% due 1/31/1998.........     18,386,238     18,419,593        8.7
                                  24,225,000      6.25% due 4/30/2001.........     24,540,891     24,278,053       11.4
                                  30,000,000      7.25% due 5/15/2004.........     31,727,344     31,565,700       14.9
                                  24,075,000      7.00% due 7/15/2006.........     25,060,930     25,011,758       11.8
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL US GOVERNMENT & AGENCY
                                                  OBLIGATIONS                     119,223,988    118,721,348       56.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONCLUDED)
--------------------------------------------------------------------------------

                                    FACE                                                           VALUE       PERCENT OF
                                   AMOUNT            SHORT-TERM SECURITIES           COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                $   262,000      General Motors Acceptance
                                                    Corp., 7.50% due
                                                    1/02/1997.................   $    261,891   $    261,891        0.1%
                                   2,029,000      Preferred Receivable Funding
                                                    Corp., 5.65% due
                                                    1/15/1997.................      2,024,223      2,024,223        1.0
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES       2,286,114      2,286,114        1.1
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS...........   $198,570,157    210,545,210       99.3
                                                                                 ============
                                                  OTHER ASSETS LESS
                                                    LIABILITIES...............                     1,501,804        0.7
                                                                                                ------------     ------
                                                  NET ASSETS..................                  $212,047,014      100.0%
                                                                                                ============     ======
---------------------------------------------------------------------------------------------------------------------

  * Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

  + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD                     STOCKS                  COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE
---------------------------------------------------------------------------------------------------------------------
METALS--NON FERROUS                  375,000      ASARCO Inc. ................   $ 10,204,510   $  9,328,125        1.8%
SOFTWARE--COMPUTER                   400,000      +Advanced Micro Devices,
                                                    Inc.......................      5,528,488     10,300,000        2.0
BANKING                              125,000      Bankers Trust New York
                                                    Corp. ....................      7,946,060     10,781,250        2.0
HOME--BUILDERS                       350,000      +Beazer Homes USA, Inc.
                                                    (b).......................      5,392,282      6,475,000        1.2
RETAIL                             1,700,000      +Charming Shoppes, Inc. ....      7,011,954      8,500,000        1.6
SAVINGS & LOANS                      753,100      Greater N.Y. Savings
                                                    Bank (b)..................      7,674,112     10,072,713        1.9
CONGLOMERATES                        808,200      Hanson PLC (ADR) (a)........      6,795,411      5,455,350        1.0
RETAIL                             1,200,000      Hechinger Company
                                                    (Class A).................      5,038,275      2,400,000        0.5
ENTERTAINMENT                        105,900      +ITT Corporation............      4,710,982      4,593,412        0.9
SOFTWARE                             622,700      +Mentor Graphics
                                                    Corporation...............      6,403,414      6,071,325        1.2
AIRLINES                             800,000      +Mesa Airlines, Inc. .......      6,790,323      5,400,000        1.0
TECHNOLOGY                         1,150,000      +Micronics Computers,
                                                    Inc. (b)..................      4,168,442      2,228,125        0.4
CHEMICALS                            297,700      +Millennium Chemicals
                                                    Inc. .....................      6,093,804      5,284,175        1.0
SAVINGS AND LOANS                    500,000      +PFF Bancorp, Inc. .........      5,715,000      7,312,500        1.4
METALS--NON FERROUS                  116,000      Phelps Dodge Corporation....      6,867,280      7,830,000        1.5
COMPUTER SERVICES                    801,800      Scitex Corp. Ltd. (ADR)
                                                    (a).......................     11,364,879      7,617,100        1.4
BEVERAGE & ENTERTAINMENT             200,000      Seagram Company
                                                    Ltd. (The)................      6,791,149      7,750,000        1.5
TECHNOLOGY                           150,000      +Storage Technology
                                                    Corp. ....................      5,098,314      7,143,750        1.4
OIL--REFINERS                        700,000      Total Petroleum Ltd. .......      7,941,281      7,262,500        1.4
HEALTHCARE                           900,000      +Transitional Hospitals
                                                    Co. ......................      7,924,083      8,662,500        1.6
STEEL                                809,300      +WHX Corp...................      8,623,208      7,182,537        1.4
                                                                                 ------------   ------------     ------
                                                                                  144,083,251    147,650,362       28.1
---------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
---------------------------------------------------------------------------------------------------------------------
OIL--DOMESTIC                        450,000      +American Exploration
                                                    Co. ......................      5,028,426      7,200,000        1.4
TECHNOLOGY                           950,000      +Computervision Corp. ......      9,196,567      8,787,500        1.7
RETAIL                               300,000      Dillard Department Stores
                                                    Inc. .....................      9,320,727      9,262,500        1.8
AUTOMOTIVE                           200,000      General Motors Corp. .......      9,267,984     11,150,000        2.1
BANKING                              650,000      Hibernia Corporation (Class
                                                    A)........................      7,468,466      8,612,500        1.6
MACHINERY                            300,000      ITT Industries Inc. ........      6,899,739      7,350,000        1.4
FOREST PRODUCTS & PAPER              220,000      International Paper Co. ....      8,418,780      8,882,500        1.7
ELECTRONICS                          200,000      Micron Technology, Inc. ....      4,888,098      5,825,000        1.1
AUTO-RELATED                         581,000      National Auto Credit,
                                                    Inc. .....................      5,918,046      6,972,000        1.3
ATHLETIC FOOTWEAR                    175,000      Reebok International
                                                    Ltd. .....................      4,847,939      7,350,000        1.4
INFORMATION PROCESSING               900,000      +Tandem Computers, Inc......     10,279,044     12,375,000        2.4
STEEL                                350,000      +USX-US Steel Group.........     10,551,925     10,981,250        2.1
                                                                                 ------------   ------------     ------
                                                                                   92,085,741    104,748,250       20.0
---------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                       70,000      Bristol-Myers Squibb Co. ...      5,315,433      7,612,500        1.4
REAL ESTATE INVESTMENT TRUST         253,500      Evans Withycombe
                                                    Residential, Inc. ........      5,128,207      5,323,500        1.0
AUTOMOTIVE                           275,000      Ford Motor Co. .............      8,244,320      8,765,625        1.7
TELECOMMUNICATIONS                   150,000      GTE Corporation.............      6,366,750      6,825,000        1.3
RETAIL                               800,000      +Kmart Corporation..........      8,463,269      8,300,000        1.6
FOREST PRODUCTS & PAPER              300,000      Louisiana-Pacific Corp. ....      7,657,924      6,337,500        1.2
OIL--DOMESTIC                        450,000      Occidental Petroleum
                                                    Corp. ....................      9,447,997     10,518,750        2.0
FINANCIAL SERVICES                    90,000      Student Loan Marketing
                                                    Association...............      4,439,450      8,381,250        1.6
OIL--INTERNATIONAL                   450,000      Yacimientos Petroliferos
                                                    Fiscales S.A. (ADR)(a)....      8,832,840     11,362,500        2.2
                                                                                 ------------   ------------     ------
                                                                                   63,896,190     73,426,625       14.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONCLUDED)
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD                     STOCKS                  COST        (NOTE 1A)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
---------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES             1,025,000      +Allwaste, Inc. ............   $  5,187,397   $  5,253,125        1.0%
INFORMATION PROCESSING               500,000      +Apple Computer, Inc. ......     11,412,685     10,375,000        2.0
HOUSEHOLD PRODUCTS                   400,000      Black & Decker Corporation
                                                    (The).....................     13,217,404     12,050,000        2.3
PHOTOGRAPHY                           80,000      Eastman Kodak Co. ..........      4,672,300      6,420,000        1.2
TECHNOLOGY                           500,000      +Exabyte Corp. .............      6,796,977      6,687,500        1.3
HEALTH MAINTENANCE
  ORGANIZATION                       375,000      +Humana, Inc. ..............      7,062,358      7,171,875        1.4
INFORMATION PROCESSING                70,000      International Business
                                                    Machines Corp.............      6,661,756     10,570,000        2.0
SEMICONDUCTORS                       350,000      +National Semiconductor
                                                    Corp. ....................      6,214,269      8,531,250        1.6
MEDICAL SERVICES                     450,000      +Pharmaceutical Product
                                                    Development, Inc. ........      7,292,590     11,250,000        2.1
ELECTRONICS                          150,000      Texas Instruments Inc. .....      7,316,356      9,562,500        1.8
TELECOMMUNICATIONS                   450,000      +US West Media Group,
                                                    Inc. .....................      7,815,940      8,325,000        1.6
RETAIL                               500,000      +Woolworth Corp. ...........      6,339,630     10,937,500        2.1
                                                                                 ------------   ------------   ----------
                                                                                   89,989,662    107,133,750       20.4
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL STOCKS                    390,054,844    432,958,987       82.5
---------------------------------------------------------------------------------------------------------------------
                                    FACE
                                   AMOUNT            SHORT-TERM SECURITIES
  ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                $10,000,000      Eureka Securitization, Inc.,
                                                    5.38% due 1/30/1997.......      9,955,167      9,955,167        1.9
                                  20,045,000      General Electric Capital
                                                    Corp., 7.10% due
                                                    1/02/1997.................     20,037,093     20,037,093        3.8
                                  10,000,000      Lehman Brothers Holdings,
                                                    Inc., 5.45% due
                                                    2/14/1997.................      9,931,875      9,931,875        1.9
                                  10,000,000      Three Rivers Funding, Corp.,
                                                    5.60% due 1/15/1997.......      9,976,667      9,976,667        1.9
                                                                                 ------------   ------------   ----------
                                                                                   49,900,802     49,900,802        9.5
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT &                    7,000,000      Federal Home Loan Bank,
AGENCY OBLIGATIONS*                                 5.22% due 1/09/1997.......      6,990,865      6,990,865        1.3
                                                  Federal National Mortgage
                                                    Association:
                                  10,000,000        5.24% due 2/03/1997.......      9,950,511      9,950,511        1.9
                                  23,000,000        5.26% due 2/10/1997.......     22,862,217     22,862,217        4.4
                                                                                 ------------   ------------   ----------
                                                                                   39,803,593     39,803,593        7.6
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES      89,704,395     89,704,395       17.1
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS...........   $479,759,239    522,663,382       99.6
                                                                                 =============
                                                  OTHER ASSETS LESS
                                                    LIABILITIES...............                     2,266,782        0.4
                                                                                                ------------   ----------
                                                  NET ASSETS..................                  $524,930,164      100.0%
                                                                                                =============  ===========
---------------------------------------------------------------------------------------------------------------------

  + Non-income producing security.

  * Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

 (a) American Depositary Receipts (ADR).

 (b) Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

  ---------------------------------------------------------------------------------------------------------------------
                                                                                       NET SHARE       NET       DIVIDEND
         INDUSTRY                                     AFFILIATE                        ACTIVITY        COST       INCOME
---------------------------------------------------------------------------------------------------------------------
HOME--BUILDERS                  Beazer Homes USA, Inc. ..............................    50,000     $  665,558        --
SAVINGS & LOANS                 Greater N.Y. Savings Bank............................   328,100      3,770,476   $37,500
TECHNOLOGY                      Micronics Computers, Inc. ...........................   257,500        206,942        --
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $4,642,976
                                                                                                    ==========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                       SHARES                                                      VALUE      PERCENT OF
     AFRICA         INDUSTRIES          HELD                INVESTMENTS              COST        (NOTE 1A)    NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
MOROCCO         BANKING                     7,050   Wafa Bank...................  $   337,444   $   445,329        0.4%
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN MOROCCO      337,444       445,329        0.4
---------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA    BEVERAGE & TOBACCO         15,241   South African Breweries
                                                      Ltd.......................      352,755       386,240        0.4
                                           14,688   South African Breweries Ltd.
                                                      (ADR) (a).................      467,719       370,872        0.4
                                                                                  -----------        ------
                                                                                      820,474       757,112        0.8
                ------------------------------------------------------------------------------------------------------
                COAL                      120,300   Ingwe Coal Corporation
                                                      Ltd.......................      909,851       861,858        0.9
                ------------------------------------------------------------------------------------------------------
                ENTERTAINMENT             574,700   Sun International, Ltd. ....      789,589       460,891        0.5
                ------------------------------------------------------------------------------------------------------
                FINANCIAL SERVICES          6,200   Anglo American Corp. of
                                                      South Africa, Ltd. (ADR)
                                                      (a).......................      389,005       336,350        0.3
                                           39,785   Nedcor Ltd. (Ordinary)......      483,190       544,534        0.6
                                                                                  -----------        ------
                                                                                      872,195       880,884        0.9
                ------------------------------------------------------------------------------------------------------
                MINING                     78,700   Beatrix Mines Ltd...........      679,625       492,296        0.5
                                           23,300   De Beers Centenary AG.......      619,984       667,707        0.7
                                            4,687   Vaal Reefs Exploration &
                                                      Mining Co. Ltd............      403,774       300,706        0.3
                                           24,238   +Western Areas Gold Mining
                                                      Company Ltd...............      384,854       334,335        0.4
                                                                                  -----------        ------
                                                                                    2,088,237     1,795,044        1.9
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN SOUTH
                                                    AFRICA                          5,480,346     4,755,789        5.0
---------------------------------------------------------------------------------------------------------------------
ZIMBABWE        BEVERAGE & TOBACCO        327,843   Delta Corporation Ltd.......      781,291     1,152,988        1.2
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    ZIMBABWE                          781,291     1,152,988        1.2
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN AFRICA     6,599,081     6,354,106        6.6
---------------------------------------------------------------------------------------------------------------------

     EUROPE
 ---------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC  BROADCAST--MEDIA           17,500   +Central European Media
                                                      Enterprises Ltd. (Class
                                                      A)(GDR) (b)...............      481,250       546,875        0.6
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    CZECH REPUBLIC                    481,250       546,875        0.6
---------------------------------------------------------------------------------------------------------------------
FRANCE          UTILITIES--WATER           14,700   Compagnie Generale des Eaux
                                                      S.A.......................    1,607,353     1,821,916        1.9
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN FRANCE     1,607,353     1,821,916        1.9
---------------------------------------------------------------------------------------------------------------------
GREECE          BANKING                    13,680   Ergo Bank S.A. (Ordinary)...      611,797       694,102        0.7
                ------------------------------------------------------------------------------------------------------
                BEVERAGE                   11,010   Hellenic Bottling Co.
                                                      S.A.......................      215,402       353,137        0.4
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS         23,400   Hellenic Telecommunication
                                                      Organization S.A..........      387,013       400,191        0.4
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN GREECE     1,214,212     1,447,430        1.5
---------------------------------------------------------------------------------------------------------------------
HUNGARY         HEALTH/PERSONAL            31,600   Gedeon Richter Ltd. (GDR)
                CARE                                  (b).......................      724,600     1,832,800        1.9
                                            1,000   Gedeon Richter Ltd. (GDR)
                                                      (b)(e)....................       40,875        58,000        0.1
                                                                                  -----------        ------
                                                                                      765,475     1,890,800        2.0
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS          1,100   +Magyar TarKozlesi
                                                      Reszvenytarsasag
                                                      (Ordinary) (e)............      174,885       238,243        0.2
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN HUNGARY      940,360     2,129,043        2.2
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

     EUROPE                            SHARES                                                      VALUE      PERCENT OF
  (CONCLUDED)       INDUSTRIES          HELD                INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
ITALY           AUTOMOBILES               300,000   Fiat S.p.A..................  $   884,110   $   906,965        0.9%
                ------------------------------------------------------------------------------------------------------
                BROADCAST--MEDIA          168,000   Mediaset S.p.A..............      805,116       774,576        0.8
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN ITALY      1,689,226     1,681,541        1.7
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS     ELECTRONICS                11,250   Philips Electronics N.V.....      457,905       456,257        0.5
                                           11,250   Philips Electronics N.V. (NY
                                                      Registered Shares)........      438,600       450,000        0.4
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    NETHERLANDS                       896,505       906,257        0.9
---------------------------------------------------------------------------------------------------------------------
POLAND          AUTOMOTIVE                 10,000   +T.C. Debica S.A............      211,943       223,339        0.2
                ------------------------------------------------------------------------------------------------------
                BANKING                    58,118   Wielkopolsky Bank Kredytowy
                                                      S.A.......................      350,009       393,457        0.4
                ------------------------------------------------------------------------------------------------------
                ELECTRICAL &                4,400   Elektrim Towarzystow
                ELECTRONICS                           Handlowe S.A..............       25,742        39,922        0.1
                ------------------------------------------------------------------------------------------------------
                FINANCIAL SERVICES          9,207   Bank Rozwoju Eksportu S.A.
                                                      (BRE).....................      247,903       276,313        0.3
                ------------------------------------------------------------------------------------------------------
                MULTI-INDUSTRY            114,551   Mostostal-Export S.A........      302,975       271,827        0.3
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN POLAND     1,138,572     1,204,858        1.3
---------------------------------------------------------------------------------------------------------------------
PORTUGAL        BUILDING PRODUCTS          45,000   Cimpor-Cimentos de Portugal
                                                      S.A.......................      916,303       969,097        1.0
                ------------------------------------------------------------------------------------------------------
                MULTI-INDUSTRY             35,100   Sonae Investimentos-SGPS
                                                      S.A.......................      866,343     1,111,877        1.2
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    PORTUGAL                        1,782,646     2,080,974        2.2
---------------------------------------------------------------------------------------------------------------------
RUSSIA          ENERGY SOURCES             56,100   A.O. Mosenergo (ADR) (a)....    1,567,968     1,697,025        1.8
                                        1,980,000   +Irkutskenergo (GDR) (b)....      249,592       261,360        0.2
                                                                                  -----------        ------      -----
                                                                                    1,817,560     1,958,385        2.0
                ------------------------------------------------------------------------------------------------------
                MULTI-INDUSTRY              7,600   Templeton Russia Fund,
                                                      Inc.......................      115,344       167,200        0.2
                ------------------------------------------------------------------------------------------------------
                NATURAL GAS                27,000   +RAO Gazprom (ADR) (a)(e)...      425,250       479,250        0.5
                ------------------------------------------------------------------------------------------------------
                OIL & RELATED               8,000   Lukoil Oil Company (ADR)
                                                      (a).......................      331,050       368,000        0.4
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS         16,500   +Vimpel-Communications (ADR)
                                                      (a).......................      395,943       389,813        0.4
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN RUSSIA     3,085,147     3,362,648        3.5
---------------------------------------------------------------------------------------------------------------------
TURKEY          METAL FABRICATING       7,800,000   Eregli Demir Ve Celik
                                                      Fabrikalari T.A.S.........      983,792       936,288        1.0
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN TURKEY       983,792       936,288        1.0
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN EUROPE    13,819,063    16,117,830       16.9
---------------------------------------------------------------------------------------------------------------------
 LATIN AMERICA
 ---------------------------------------------------------------------------------------------------------------------
ARGENTINA       BANKING                    64,384   Banco Frances del Rio de la
                                                      Plata S.A. (ADR) (a)......    1,346,566     1,770,557        1.8
                                           60,500   +Bansud S.A. (Class B)......      710,916       724,935        0.8
                                                                                  -----------        ------      -----
                                                                                    2,057,482     2,495,492        2.6
                ------------------------------------------------------------------------------------------------------
                OIL & RELATED             236,390   Companhia Naviera Perez
                                                      Companc S.A.C.F.I.M.F.A.
                                                      (Class B).................    1,156,335     1,662,154        1.7
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS         17,354   Telefonica de Argentina S.A.
                                                      (Class B) (ADR) (a).......      497,806       449,035        0.5
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    ARGENTINA                       3,711,623     4,606,681        4.8
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

 LATIN AMERICA                         SHARES                                                      VALUE      PERCENT OF
  (CONTINUED)       INDUSTRIES          HELD                INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
BRAZIL          BANKING               103,086,523   Banco Bradesco S.A.
                                                      (Preferred)...............  $   696,489   $   747,176        0.8%
                ------------------------------------------------------------------------------------------------------
                BEVERAGE                2,452,525   Companhia Cervejaria Brahma
                                                      S.A. PN (Preferred).......      993,758     1,340,874        1.4
                ------------------------------------------------------------------------------------------------------
                MINING                     10,296   Companhia Vale do Rio Doce
                                                      S.A. (Preferred)..........      227,523       198,210        0.2
                ------------------------------------------------------------------------------------------------------
                OIL & RELATED          11,658,000   Petroleo Brasileiro S.A.
                                                      (Preferred)...............    1,641,531     1,857,156        2.0
                ------------------------------------------------------------------------------------------------------
                STEEL                   8,410,000   Companhia Siderurgica
                                                      Nacional S.A..............      202,969       238,805        0.2
                                    1,256,100,000   Usinas Siderurgicas de Minas
                                                      Gerais - Usiminas S.A.
                                                      (Preferred)...............    1,313,468     1,281,611        1.4
                                                                                  -----------     ---------      -----
                                                                                    1,516,437     1,520,416        1.6
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNI-               29,685   Telecomunicacoes Brasileiras
                CATIONS                             S.A.--Telebras PN
                                                      (ADR)(a)..................    1,629,450     2,270,903        2.4
                                       13,972,227   Telecomunicacoes Brasileiras
                                                      S.A.--Telebras PN
                                                      (Preferred)...............      737,840     1,075,925        1.1
                                        7,227,925   Telecomunicacoes de Minas
                                                      Gerais S.A.--TELEMIG
                                                      (Class B) (Preferred).....      652,510       894,011        0.9
                                                                                  -----------     ---------      -----
                                                                                    3,019,800     4,240,839        4.4
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRICAL   1,060,000   Centrais Eletricas
                & GAS                                 Brasileiras
                                                      S.A.--Eletrobras..........      367,723       379,555        0.4
                                          155,000   Centrais Eletricas
                                                      Brasileiras
                                                      S.A.--Eletrobras 'B'
                                                      (Preferred)...............       54,645        57,590        0.1
                                            7,513   Companhia Energetica de
                                                      Minas Gerais S.A. (CEMIG)
                                                      (ADR)(a)..................      169,798       253,564        0.2
                                           20,000   Companhia Energetica de
                                                      Minas Gerais S.A. (CEMIG)
                                                      (ADR)(a)(e)...............      426,315       675,000        0.7
                                                                                  -----------     ---------      -----
                                                                                    1,018,481     1,365,709        1.4
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN BRAZIL     9,114,019    11,270,380       11.8
---------------------------------------------------------------------------------------------------------------------
MEXICO          BANKING                    10,650   Grupo Financiero Banamex
                                                      --Accival, S.A. de C.V.
                                                      (BANACCI)
                                                      (Class L).................       18,179        20,973        0.0
                ------------------------------------------------------------------------------------------------------
                BEVERAGE & TOBACCO         16,100   Panamerican Beverages, Inc.
                                                      (Class A).................      644,974       754,687        0.8
                ------------------------------------------------------------------------------------------------------
                BUILDING &                126,000   Apasco, S.A. de C.V.........      458,715       864,439        0.9
                CONSTRUCTION
                ------------------------------------------------------------------------------------------------------
                BUILDING MATERIALS        154,000   Cementos Mexicanos, S.A. de
                                                      C.V.......................      665,660       600,661        0.6
                ------------------------------------------------------------------------------------------------------
                FINANCIAL SERVICES         77,000   +Banca Quadrum, S.A. de C.V.
                                                      (ADR)(a)..................      510,125       279,125        0.3
                                          355,000   Banco Nacional de Mexico,
                                                      S.A. de C.V. (Class B)
                                                      (BANAMEX).................      660,134       749,600        0.8
                                                                                  -----------     ---------      -----
                                                                                    1,170,259     1,028,725        1.1
                ------------------------------------------------------------------------------------------------------
                HEALTH/PERSONAL           100,000   Kimberly-Clark de Mexico,
                CARE                                  S.A. de C.V...............    1,333,327     1,975,607        2.1
                ------------------------------------------------------------------------------------------------------
                LEISURE                   445,787   Grupo Carso, S.A. de C.V.
                                                      'A1'......................    2,700,380     2,350,421        2.5
                ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

     LATIN
    AMERICA                            SHARES                                                      VALUE      PERCENT OF
  (CONCLUDED)       INDUSTRIES          HELD                INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
MEXICO          RETAIL                     30,000   +Cifra, S.A. de C.V. 'B'
(CONCLUDED)                                           (ADR)(a)..................  $    40,599   $    35,400        0.0%
                                          996,200   +Cifra, S.A. de C.V. 'C'....    1,558,437     1,215,032        1.3
                                                                                  -----------     ---------      -----
                                                                                    1,599,036     1,250,432        1.3
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS         35,979   Telefonos de Mexico, S.A. de
                                                      C.V. (ADR) (a)............    1,145,507     1,187,307        1.2
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN MEXICO     9,736,037    10,033,252       10.5
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN LATIN
                                                    AMERICA                        22,561,679    25,910,313       27.1
---------------------------------------------------------------------------------------------------------------------
  MIDDLE EAST
 ---------------------------------------------------------------------------------------------------------------------
EGYPT           BANKING                     2,962   +Commercial International
                                                      Bank (Egypt) S.A.E........      350,673       447,622        0.5
                ------------------------------------------------------------------------------------------------------
                CEMENT                      7,375   Tora Portland Cement Co.....      149,085       149,111        0.1
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN EGYPT        499,758       596,733        0.6
---------------------------------------------------------------------------------------------------------------------
ISRAEL          BANKING                     6,000   +Bank Hapoalim Ltd. ........        8,651         9,518        0.0
                                          653,600   +Bank Leumi Israel..........      894,162       899,625        0.9
                                                                                  -----------     ---------      -----
                                                                                      902,813       909,143        0.9
                ------------------------------------------------------------------------------------------------------
                MERCHANDISING              72,000   +Blue Square Chain Stores
                                                      Properties & Investments
                                                      Ltd. .....................      522,937       564,392        0.6
                                            4,800   +Blue Square Chain Stores
                                                      Properties & Investments
                                                      Ltd. (ADR)(a).............       66,380        68,400        0.1
                                                                                  -----------     ---------      -----
                                                                                      589,317       632,792        0.7
                ------------------------------------------------------------------------------------------------------
                MULTI-INDUSTRY             10,578   Koor Industries Ltd. .......      968,604       922,812        1.0
                                            3,500   Koor Industries Ltd.
                                                      (ADR)(a)..................       67,069        59,500        0.1
                                                                                  -----------     ---------      -----
                                                                                    1,035,673       982,312        1.1
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN ISRAEL     2,527,803     2,524,247        2.7
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    MIDDLE EAST                     3,027,561     3,120,980        3.3
---------------------------------------------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA
 ---------------------------------------------------------------------------------------------------------------------
AUSTRALIA       MERCHANDISING              19,740   Amway Asia Pacific Ltd.(GDR)
                                                      (b).......................      690,260       836,482        0.9
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    AUSTRALIA                         690,260       836,482        0.9
---------------------------------------------------------------------------------------------------------------------
CHINA           TELECOMMUNICATIONS        622,000   +Eastern Communications Co.,
                                                      Ltd. (Class B)............      502,576       553,580        0.6
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN CHINA        502,576       553,580        0.6
---------------------------------------------------------------------------------------------------------------------
HONG KONG       AUTOMOTIVE                377,000   Sime Darby (Hong Kong)
                                                      Ltd. .....................      448,773       475,272        0.5
                ------------------------------------------------------------------------------------------------------
                BANKING                   440,000   JCG Holdings, Ltd. .........      400,979       429,532        0.4
                                           65,000   +Wing Hang Bank Ltd.........      239,973       294,996        0.3
                                                                                  -----------     ---------      -----
                                                                                      640,952       724,528        0.7
                ------------------------------------------------------------------------------------------------------
                FOOD                    2,659,000   C.P. Pokphand Co. Ltd.
                                                      (Ordinary)................    1,024,250     1,040,015        1.1
                                        7,991,000   +Tingyi (Cayman Islands)
                                                      Holdings Co...............    2,041,042     2,092,291        2.2
                                                                                  -----------     ---------      -----
                                                                                    3,065,292     3,132,306        3.3
                ------------------------------------------------------------------------------------------------------
                INDUSTRIAL              5,066,000   Sinocan Holdings Ltd. ......    1,328,338     2,489,113        2.6
                ------------------------------------------------------------------------------------------------------
                REAL ESTATE             3,699,000   China Overseas Land &
                                                      Investment................    1,047,051     1,877,240        2.0
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN HONG
                                                    KONG                            6,530,406     8,698,459        9.1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                       SHARES HELD/                                                   VALUE      PERCENT OF
  (CONTINUED)       INDUSTRIES      FACE AMOUNT             INVESTMENTS              COST        (NOTE 1A)    NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
INDIA           AUTOMOTIVE                 89,000   Ashok Leyland Ltd.
                                                      (GDR)(b)..................  $   947,250   $   825,475        0.8%
                                           39,000   Ashok Leyland Ltd.
                                                      (GDR)(b)(e)...............      532,185       361,725        0.4
                                                                                  -----------   -----------   ----------
                                                                                    1,479,435     1,187,200        1.2
                ------------------------------------------------------------------------------------------------------
                BUILDING MATERIALS         71,600   Larsen & Toubro Ltd.
                                                      (GDR)(b)(e)...............    1,124,562     1,031,040        1.1
                ------------------------------------------------------------------------------------------------------
                ENERGY SOURCES             37,900   Bombay Suburban Electric
                                                      Supply Co. Ltd.(GDR)(b)...      694,175       776,950        0.8
                ------------------------------------------------------------------------------------------------------
                LEISURE                    51,800   East India Hotels Ltd.
                                                      (GDR)(b)(e)...............      820,294     1,217,300        1.3
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN INDIA      4,118,466     4,212,490        4.4
---------------------------------------------------------------------------------------------------------------------
INDONESIA       BROADCASTING &        US$ 750,000   P.T. Surya Citra Television,
                PUBLISHING                            4% due 7/01/1997
                                                      (Convertible).............      785,697       750,452        0.8
                                      US$  15,000   P.T. Surya Citra Television,
                                                      4% due 7/01/1997
                                                      (Convertible)(e)..........       15,000        15,009        0.0
                                                                                  -----------   -----------   ----------
                                                                                      800,697       765,461        0.8
                ------------------------------------------------------------------------------------------------------
                FOOD                      208,000   P.T. Indofood Sukses
                                                      Makmur....................      434,008       414,062        0.4
                ------------------------------------------------------------------------------------------------------
                MULTI--INDUSTRY           632,000   P.T. Bimantara Citra........      822,513       843,202        0.9
                ------------------------------------------------------------------------------------------------------
                REAL ESTATE             1,008,000   P.T. Ciputra Development....      899,550     1,045,997        1.1
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS        164,000   P.T. Telekomunikasi
                                                      Indonesia.................      246,872       283,058        0.3
                                            4,000   P.T. Telekomunikasi
                                                      Indonesia (ADR)(a)........      126,560       138,000        0.1
                                                                                  -----------   -----------   ----------
                                                                                      373,432       421,058        0.4
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS         21,000   P.T. Kabelmetal Indonesia
                & EQUIPMENT                           (Rights)(d)...............            0             0        0.0
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    INDONESIA                       3,330,200     3,489,780        3.6
---------------------------------------------------------------------------------------------------------------------
MALAYSIA        AIRLINES                  151,000   Malaysian Airline System
                                                      BHD.......................      426,861       391,703        0.4
                ------------------------------------------------------------------------------------------------------
                BANKING                    66,000   Commerce Asset Holdings
                                                      BHD.......................      422,451       496,634        0.5
                                          360,000   Public Bank BHD 'Foreign'...      507,714       762,772        0.8
                                                                                  -----------   -----------   ----------
                                                                                      930,165     1,259,406        1.3
                ------------------------------------------------------------------------------------------------------
                BROADCASTING &            110,000   New Straits Times Press
                PUBLISHING                            BHD.......................      579,672       636,040        0.7
                                          134,000   Sistem Televisyen Malaysia
                                                      BHD (Class A).............      195,771       248,364        0.2
                                                                                  -----------   -----------   ----------
                                                                                      775,443       884,404        0.9
                ------------------------------------------------------------------------------------------------------
                BUILDING MATERIALS    US$ 455,000   Aokam Perdana BHD, 3.50% due
                                                      6/13/2004 (Convertible)...      365,816       277,550        0.3
                                           82,000   Hume Industries (Malaysia)
                                                      BHD (Class A).............      435,693       516,356        0.5
                                                                                  -----------   -----------    -------
                                                                                      801,509       793,906        0.8
                ------------------------------------------------------------------------------------------------------
                CHEMICALS                 135,000   Nylex (Malaysia) BHD........      354,841       304,752        0.3
                ------------------------------------------------------------------------------------------------------
                CONSUMER PRODUCTS &          8,500  +Amway (Malaysia) Holdings
                SERVICES                              BHD (GDR)(b)..............       50,682        48,139        0.1
                ------------------------------------------------------------------------------------------------------
                DIVERSIFIED                42,300   OYL Industries BHD..........      438,242       443,941        0.5
                HOLDINGS
                ------------------------------------------------------------------------------------------------------
                ENGINEERING &             125,000   Malaysian Resources Corp.
                CONSTRUCTION                          BHD.......................      437,809       492,574        0.5
                ------------------------------------------------------------------------------------------------------
                FOOD                       54,000   Nestle (Malaysia) BHD.......      420,759       434,139        0.5
                ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                       SHARES HELD/                                                   VALUE      PERCENT OF
  (CONTINUED)       INDUSTRIES      FACE AMOUNT             INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
MALAYSIA        MULTI-INDUSTRY             96,000   Ekran BHD...................  $   429,945   $   403,010        0.4%
(CONCLUDED)                               427,000   Renong BHD..................      723,102       757,608        0.8
                                          130,000   Sime Darby BHD..............      432,179       512,277        0.6
                                           98,000   Sungei Way Holdings BHD.....      255,634       291,089        0.3
                                                                                  -----------     ---------      -----
                                                                                    1,840,860     1,963,984        2.1
                ------------------------------------------------------------------------------------------------------
                NATURAL GAS               103,000   Petronas Gas BHD............      425,739       428,317        0.4
                ------------------------------------------------------------------------------------------------------
                OIL & RELATED              78,000   Petronas Dagangan BHD.......      227,916       200,792        0.2
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS        341,400   +Technology Resources
                                                      Industries BHD (TRI)......    1,233,355       673,335        0.7
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    MALAYSIA                        8,364,181     8,319,392        8.7
---------------------------------------------------------------------------------------------------------------------
PAKISTAN        CHEMICALS--FERTILIZERS     15,000   Fauji Fertilizer Co.
                                                      Ltd. .....................       31,246        25,262        0.0
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS          2,800   +Pakistan Telecommunications
                                                      Corp......................      258,800       175,350        0.2
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    PAKISTAN                          290,046       200,612        0.2
---------------------------------------------------------------------------------------------------------------------
PHILIPPINES     INTERNATIONAL TRADE        637,500  International Container
                                                      Terminal Services, Inc....      278,784       333,801        0.3
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    PHILIPPINES                       278,784       333,801        0.3
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA     AUTOMOTIVE                  6,940   +Dong Ah Tire Industries....      581,436       485,182        0.5
                ------------------------------------------------------------------------------------------------------
                BANKING                    69,330   Cho Hung Bank Co. Ltd.......      746,446       559,413        0.6
                                            2,740   Shinhan Bank................       50,472        44,881        0.1
                                                                                  -----------     ---------      -----
                                                                                      796,918       604,294        0.7
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS        127,967   Korea Mobile Telecom-
                                                      munications
                                                      Corp.(ADR)(a)(e)..........    1,993,680     1,641,179        1.7
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN SOUTH
                                                    KOREA                           3,372,034     2,730,655        2.9
---------------------------------------------------------------------------------------------------------------------
THAILAND        BANKING                   132,000   Krung Thai Bank Public Co.
                                                      Ltd.......................      623,254       254,767        0.3
                                           93,400   Phatra Thanakit Public Co.
                                                      Ltd.......................      893,341       265,848        0.3
                                           11,000   Siam Commercial Bank Public
                                                      Co. Ltd. "Foreign"........      175,656        79,775        0.1
                                          140,000   +Thai Farmers Bank Co.,
                                                      Ltd.......................    1,521,890       873,396        0.9
                                           17,500   Thai Farmers Bank Co., Ltd.
                                                      "Foreign" (Warrants)(c)...       17,292        16,547        0.0
                                                                                  -----------     ---------      -----
                                                                                    3,231,433     1,490,333        1.6
                ------------------------------------------------------------------------------------------------------
                FINANCE                   148,400   Finance One Public Company
                                                      Ltd. "Foreign"............    1,045,477       300,885        0.3
                ------------------------------------------------------------------------------------------------------
                MERCHANDISING              19,300   Siam Makro Public Co.
                                                      Ltd.......................       92,578        81,273        0.1
                ------------------------------------------------------------------------------------------------------
                REAL ESTATE         Chf 1,300,000   Bangkok Land Public Co.
                                                      Ltd., 3.125% due 3/31/2001
                                                      (Convertible).............      456,864       388,408        0.4
                                    US$   184,000   Bangkok Land Public Co.,
                                                      Ltd., 4.50% due 10/13/2003
                                                      (Convertible).............      135,825       115,920        0.1
                                    US$   433,000   Hemaraj Land and Development
                                                      Public Co., Ltd., 3.50%
                                                      due 9/09/2003.............      425,104       441,660        0.5
                                    US$   163,000   Tanayong Public Co. Ltd.,
                                                      3.50% due 3/01/2004
                                                      (Convertible).............      148,167       145,477        0.1
                                                                                  -----------     ---------      -----
                                                                                    1,165,960     1,091,465        1.1
                ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONCLUDED) (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                          SHARES                                                      VALUE      PERCENT OF
  (CONCLUDED)       INDUSTRIES          HELD                INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
THAILAND        TELECOMMUNICATIONS         62,900   Advanced Info Service Public
(CONCLUDED)                                           Company Ltd. 'Foreign'....  $ 1,150,003   $   534,651        0.6%
                                          454,000   +TelecomAsia Corporation
                                                      Public Company Ltd.
                                                      'Foreign'.................      859,481       947,050        1.0
                                                                                  -----------   -----------   ----------
                                                                                    2,009,484     1,481,701        1.6
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    THAILAND                        7,544,932     4,445,657        4.7
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    PACIFIC BASIN/ASIA             35,021,885    33,820,908       35.4
---------------------------------------------------------------------------------------------------------------------

                                        FACE
                                       AMOUNT          SHORT-TERM SECURITIES
 ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL                           US$1,000,000   American Brands, Inc., 5.30%
PAPER*                                                due 1/06/1997.............      999,117       999,117        1.0
                                        2,884,000   General Motors Acceptance
                                                      Corp., 7.50% due
                                                      1/02/1997.................    2,882,798     2,882,798        3.0
                                        3,000,000   Riverwoods Funding Corp.,
                                                      5.40% due 1/15/1997.......    2,993,250     2,993,250        3.2
                                                                                  -----------   -----------   ----------
                                                                                    6,875,165     6,875,165        7.2
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT &                         2,000,000   Federal Home Loan Mortgage
AGENCY                                                Corp., 5.60% due
OBLIGATIONS*                                          1/07/1997.................    1,997,822     1,997,822        2.1
                                        2,000,000   Federal National Mortgage
                                                      Association, 5.55% due
                                                      1/16/1997.................    1,995,067     1,995,067        2.1
                                                                                  -----------   -----------   ----------
                                                                                    3,992,889     3,992,889        4.2
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN SHORT-
                                                    TERM SECURITIES                10,868,054    10,868,054       11.4
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS...........  $91,897,323    96,192,191      100.6
                                                                                  ===========
                                                    LIABILITIES IN EXCESS OF
                                                      OTHER ASSETS..............                   (593,289)      (0.6)
                                                                                                -----------   ----------
                                                    NET ASSETS..................                $95,598,902      100.0
                                                                                                ===========   ===========
---------------------------------------------------------------------------------------------------------------------

  * Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase of the Fund.

  + Non-income producing security.

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.

(d) The rights may be exercised until 2/14/1997.

(e) Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $5,717,000 representing 6.0% of net assets.
--------------------------------------------------------------------------------

                                                                            ACQUISITION                      VALUE
                                ISSUE                                         DATE(S)            COST      (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------
Ashok Leyland Ltd. (GDR).............................................   3/09/1995-5/22/1996   $  532,185   $  361,725
Companhia Energetica de Minas Gerais S.A. (CEMIG) (ADR)..............   7/20/1995-8/01/1995      426,315      675,000
East India Hotels Ltd. (GDR).........................................  12/12/1994-7/10/1995      820,294    1,217,300
RAO Gazprom (ADR)....................................................       10/21/1996           425,250      479,250
Gedeon Richter Ltd. (GDR)............................................        7/03/1996            40,875       58,000
Korea Mobile Telecommunications Corp.(ADR)...........................        1/18/1996         1,993,680    1,641,179
Larsen & Toubro Ltd. (GDR)...........................................   3/22/1996-3/26/1996    1,124,562    1,031,040
Magyar TarKozlesi Reszvenytarsasag (Ordinary)........................       12/01/1995           174,885      238,243
P.T. Surya Citra Television, 4% due 7/01/1997 (Convertible)..........        6/24/1994            15,000       15,009
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                         $5,553,046   $5,716,746
                                                                                              ==========   ==========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                  FACE                                                   INTEREST    MATURITY      VALUE
                                 AMOUNT                         ISSUE                     RATE*        DATE      (NOTE 1A)
   ---------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT--1.8%   $ 5,000,000      Chase Manhattan Bank USA (Delaware)...     5.60%      4/01/97   $  5,001,002
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL CERTIFICATE OF DEPOSIT (COST--$5,000,000)                    5,001,002
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--46.9%          6,338,000      Allomon Funding Corp. ................     5.31       2/10/97      6,301,094
                                 7,691,000      Bear Stearns Companies, Inc. .........     5.35       1/31/97      7,657,699
                                 5,000,000      Beta Finance Inc. ....................     5.44       3/28/97      4,936,014
                                 4,500,000      Beta Finance Inc. ....................     5.32       5/01/97      4,419,675
                                 4,649,000      CSW Credit, Inc. .....................     5.35       1/22/97      4,635,311
                                 5,000,000      CSW Credit, Inc. .....................     5.45       3/14/97      4,946,553
                                 5,000,000      Eureka Securitization Inc. ...........     5.33       1/17/97      4,988,958
                                 4,188,000      Eureka Securitization Inc. ...........     5.35       1/28/97      4,171,969
                                 7,815,000      Finova Capital Corp. .................     5.38       2/24/97      7,752,756
                                 5,096,000      Finova Capital Corp. .................     5.48       3/20/97      5,036,923
                                10,000,000      Ford Motor Credit Co. ................     5.30       2/07/97      9,946,250
                                 4,000,000      General Electric Capital Corp. .......     5.55       1/10/97      3,995,271
                                 2,000,000      General Electric Capital Corp. .......     5.50       3/03/97      1,981,933
                                 6,665,000      General Electric Capital Corp. .......     5.64       3/05/97      6,602,786
                                   426,000      General Motors Acceptance Corp. ......     5.33       1/13/97        425,310
                                 4,600,000      General Motors Acceptance Corp. ......     5.34       1/23/97      4,585,778
                                 5,402,000      General Motors Acceptance Corp. ......     5.32       2/05/97      5,374,577
                                 2,000,000      General Motors Acceptance Corp. ......     5.34       5/14/97      1,960,400
                                 2,500,000      Goldman Sachs Group, L.P.  ...........     5.68       1/06/97      2,498,522
                                 1,857,000      International Securitization Corp. ...     5.35       1/29/97      1,849,514
                                 5,000,000      International Securitization Corp. ...     5.58       2/28/97      4,957,171
                                 7,000,000      Lehman Brothers Holdings Inc. ........     5.75       1/31/97      6,967,576
                                 4,000,000      Lehman Brothers Holdings Inc. ........     5.40       3/03/97      3,963,867
                                 2,000,000      Morgan Stanley Group, Inc. ...........     5.41       1/27/97      1,992,639
                                 6,000,000      New Center Asset Trust................     5.43       1/29/97      5,975,813
                                 7,000,000      New Center Asset Trust................     5.40       2/07/97      6,962,375
                                 4,000,000      Transamerica Finance Corp. ...........     5.60       3/11/97      3,959,049
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMERCIAL PAPER (COST--$128,841,542)                      128,845,783
---------------------------------------------------------------------------------------------------------------------
BANK NOTES--1.3%                 3,500,000      Bank of America, Illinois.............     5.63      12/30/97      3,498,247
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL BANK NOTES (COST--$3,499,667)                                3,498,247
---------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--7.6%            7,000,000      Asset Backed Securities Investment
                                                  Trust 1996-M+.......................     5.605     10/15/97      7,000,000
                                 5,000,000      CIT Group Holdings, Inc. (The)+.......     5.36      10/27/97      4,997,158
                                 9,000,000      SMM Trust 1995-Q+.....................     5.605      1/08/97      9,000,000
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL CORPORATE NOTES (COST--$20,997,144)                         20,997,158
---------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--1.8%         5,000,000      Jackson National Life Insurance
                                                  Co.+................................     5.41       4/08/97      5,000,000
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL FUNDING AGREEMENTS (COST--$5,000,000)                        5,000,000
---------------------------------------------------------------------------------------------------------------------
MASTER NOTES--1.1%               3,000,000      Goldman Sachs Group L.P.+.............     5.88       8/01/97      3,000,000
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL MASTER NOTES (COST--$3,000,000)                              3,000,000
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &             32,000      Federal Home Loan Mortgage Corp. .....     5.35       2/03/97         31,851
INSTRUMENTALITY OBLIGATIONS--      115,000      Federal National Mortgage
DISCOUNT--0.2%                                    Association.........................     5.35       2/11/97        114,332
                                   380,000      Federal National Mortgage
                                                  Association.........................     5.33       3/27/97        375,239
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                                OBLIGATIONS--DISCOUNT (COST--$521,438)                               521,422
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONCLUDED)
--------------------------------------------------------------------------------

                                  FACE                                                   INTEREST    MATURITY      VALUE
                                 AMOUNT                         ISSUE                     RATE*        DATE      (NOTE 1a)
   ---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &        $ 1,500,000      Federal Farm Credit Bank..............     5.85%     10/01/97   $  1,502,580
INSTRUMENTALITY OBLIGATIONS--    5,000,000      Federal Farm Credit Bank+.............     5.38      11/25/97      4,999,062
NON-DISCOUNT--38.7%              4,000,000      Federal Home Loan Bank+...............     5.41      12/10/97      3,998,191
                                 1,040,000      Federal Home Loan Bank+...............     5.60       1/26/98      1,040,299
                                 1,500,000      Federal Home Loan Bank................     6.12       4/15/98      1,499,530
                                 1,000,000      Federal Home Loan Bank................     6.17      11/06/98        999,375
                                 5,000,000      Federal National Mortgage
                                                  Association+........................     5.85       2/14/97      5,002,473
                                12,000,000      Federal National Mortgage
                                                  Association+........................     5.44       2/21/97     12,000,000
                                 2,000,000      Federal National Mortgage
                                                  Association+........................     5.385      5/14/97      1,999,365
                                 9,500,000      Federal National Mortgage
                                                  Association+........................     5.521      5/22/97      9,497,525
                                 5,000,000      Federal National Mortgage
                                                  Association+........................     5.40       7/16/97      4,998,194
                                 2,000,000      Federal National Mortgage
                                                  Association+........................     5.42       8/01/97      1,999,497
                                 2,000,000      Federal National Mortgage
                                                  Association+........................     5.405      9/03/97      1,999,022
                                 1,000,000      Federal National Mortgage
                                                  Association+........................     5.41       9/09/97        999,533
                                 1,000,000      Federal National Mortgage
                                                  Association+........................     5.41       9/29/97        999,559
                                 3,200,000      Federal National Mortgage
                                                  Association*........................     5.47      12/30/97      3,196,016
                                 2,000,000      Federal National Mortgage
                                                  Association*........................     5.19       1/08/98      1,991,380
                                 5,500,000      Federal National Mortgage
                                                  Association+........................     5.46       4/24/98      5,497,250
                                 5,000,000      Student Loan Marketing Association+...     5.62       1/23/97      5,000,249
                                 2,000,000      Student Loan Marketing Association+...     5.54       3/03/97      2,000,038
                                 6,500,000      Student Loan Marketing Association+...     5.57      10/30/97      6,501,136
                                 2,000,000      US Treasury Notes.....................     6.625      3/31/97      2,005,624
                                 2,000,000      US Treasury Notes.....................     8.50       4/15/97      2,017,186
                                 1,750,000      US Treasury Notes.....................     6.50       4/30/97      1,756,563
                                 1,750,000      US Treasury Notes.....................     6.50       5/15/97      1,757,109
                                 1,500,000      US Treasury Notes.....................     6.125      5/31/97      1,503,750
                                 1,800,000      US Treasury Notes.....................     6.00       8/31/97      1,805,062
                                 4,800,000      US Treasury Notes.....................     5.75       9/30/97      4,808,621
                                 3,500,000      US Treasury Notes.....................     5.625     10/31/97      3,502,188
                                 3,800,000      US Treasury Notes.....................     5.375     11/30/97      3,792,278
                                 2,200,000      US Treasury Notes.....................     5.25      12/31/97      2,192,951
                                 1,170,000      US Treasury Notes.....................     5.00       1/31/98      1,161,773
                                 1,200,000      US Treasury Notes.....................     5.625     11/30/98      1,194,937
                                 1,000,000      US Treasury Notes.....................     5.75      12/31/98        998,359
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                                OBLIGATIONS--NON-DISCOUNT (COST--$106,239,960)                   106,216,675
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS**--2.1%    5,780,000      Lehman Brothers Inc., purchased on
                                                  12/31/1996 to yield 7.10% to
                                                  1/02/1997...........................                             5,780,000
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL REPURCHASE AGREEMENT (COST--$5,780,000)                      5,780,000
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS (COST--
                                                $278,879,751)--101.5%.................                           278,860,287
                                                LIABILITIES IN EXCESS OF OTHER
                                                ASSETS--(1.5%)........................                           (4,104,273)
                                                                                                                ------------
                                                NET ASSETS--100.0%....................                          $274,756,014
                                                                                                                ============
---------------------------------------------------------------------------------------------------------------------

 * Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 1996.
** Repurchase Agreements are fully collateralized by US Government Obligations.

 + Variable Rate Notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD                 COMMON STOCKS               COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
ADVERTISING                           75,000      +Outdoor Systems Inc. ......   $  1,725,000   $  2,100,000        0.5%
                                      50,000      +Universal Outdoor Holdings
                                                    Inc. .....................      1,850,000      1,150,000        0.2
                                                                                 ------------   ------------     ------
                                                                                    3,575,000      3,250,000        0.7
---------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE                            57,000      +United Auto Group, Inc. ...      1,710,000      1,467,750        0.3
---------------------------------------------------------------------------------------------------------------------
BANKING                              159,300      TCF Financial Corp. ........      4,274,782      6,929,550        1.5
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                         75,000      +CN Biosciences Inc. .......        937,500      1,368,750        0.3
                                     350,000      +COR Therapeutics Inc. .....      3,820,630      3,456,250        0.8
                                     320,000      +Neoprobe Corp. ............      5,810,262      4,800,000        1.0
                                                                                 ------------   ------------     ------
                                                                                   10,568,392      9,625,000        2.1
---------------------------------------------------------------------------------------------------------------------
BROADCAST, RADIO & TV                197,000      +Jacor Communications, Inc.
                                                     .........................      5,516,000      5,392,875        1.2
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS                   150,000      Apogee Enterprises, Inc.
                                                     .........................      2,153,512      5,925,000        1.3
                                     265,000      Ply-Gem Industries, Inc. ...      4,750,765      3,279,375        0.7
                                                                                 ------------   ------------     ------
                                                                                    6,904,277      9,204,375        2.0
---------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES                    240,000      +Accustaff, Inc. ...........      6,340,514      5,070,000        1.1
                                     244,000      Reynolds & Reynolds Co.
                                                    (The) (Class A)...........      3,386,946      6,344,000        1.4
                                                                                 ------------   ------------     ------
                                                                                    9,727,460     11,414,000        2.5
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                            255,000      Crompton & Knowles Corp. ...      4,062,361      4,908,750        1.1
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES                  155,000      Rollins Inc. ...............      3,898,215      3,100,000        0.7
---------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                    265,000      +Activision Inc. ...........      3,858,754      3,312,500        0.7
---------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS              112,500      +3d Systems Corp. ..........      1,988,750      1,434,375        0.3
                                     100,000      +Adtran, Inc. ..............      4,873,162      4,150,000        0.9
                                      90,000      +Cabletron Systems, Inc. ...      2,882,223      2,992,500        0.7
                                     262,500      +MicroAge Inc. .............      2,860,757      5,217,187        1.1
                                     100,000      +SCI Systems, Inc. .........      4,467,211      4,462,500        1.0
                                      50,000      +U.S. Robotics Corp. .......      3,213,125      3,600,000        0.8
                                                                                 ------------   ------------     ------
                                                                                   20,285,228     21,856,562        4.8
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                           75,400      Harsco Corp. ...............      4,007,056      5,164,900        1.2
                                     150,000      Lancaster Colony Corp. .....      5,148,124      6,825,000        1.5
                                                                                 ------------   ------------     ------
                                                                                    9,155,180     11,989,900        2.7
---------------------------------------------------------------------------------------------------------------------
DRUG STORES                          100,000      +Revco D.S., Inc. ..........      2,555,874      3,700,000        0.8
                                     185,000      Rite Aid Corporation .......      5,592,412      7,353,750        1.6
                                                                                 ------------   ------------     ------
                                                                                    8,148,286     11,053,750        2.4
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                 190,000      Belden, Inc. ...............      5,864,294      7,030,000        1.6
                                     217,500      Methode Electronics Inc.
                                                    (Class A).................      2,705,417      4,295,625        0.9
                                     200,750      +Vishay Intertechnology,
                                                    Inc. .....................      5,506,140      4,692,531        1.0
                                                                                 ------------   ------------     ------
                                                                                   14,075,851     16,018,156        3.5
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC/INSTRUMENTS               250,500      BMC Industries, Inc. .......      2,162,900      7,890,750        1.8
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS                          170,000       Fisher Scientific International
                                                    Inc. .....................      5,111,731      8,011,250        1.8
                                     133,300      +ITI Technologies, Inc. ....      3,796,760      1,999,500        0.4
                                     200,000      +Kemet Corp. ...............      4,131,252      4,575,000        1.0
                                     200,000      +Semitool Inc. .............      3,381,041      1,900,000        0.4
                                                                                 ------------   ------------     ------
                                                                                   16,420,784     16,485,750        3.6
---------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL                        186,718      +TETRA Technologies, Inc. ..      2,121,250      3,641,001        0.8
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD                 COMMON STOCKS               COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                   115,000      FINOVA Group, Inc. .........   $  4,281,177   $  7,388,750        1.6%
                                     200,000      +Imperial Credit Industries,
                                                    Inc. .....................      2,581,376      4,175,000        0.9
                                     240,000      +National Auto Credit,
                                                    Inc. .....................      2,690,561      2,880,000        0.7
                                     130,000      +Southern Pacific Funding
                                                    Corp. ....................      2,266,125      4,046,250        0.9
                                                                                 ------------   ------------     ------
                                                                                   11,819,239     18,490,000        4.1
---------------------------------------------------------------------------------------------------------------------
HEALTHCARE--                         110,000      +Thermedics, Inc. ..........      1,535,333      1,993,750        0.4
PRODUCTS & SERVICES
---------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT                  170,000      +Emcare Holdings Inc........      4,693,754      3,846,250        0.9
                                     190,500      +Health Care & Retirement
                                                    Corp. ....................      4,001,067      5,453,063        1.2
                                     185,000      +OrNda Health Corp. ........      3,182,121      5,411,250        1.2
                                                                                 ------------   ------------     ------
                                                                                   11,876,942     14,710,563        3.3
---------------------------------------------------------------------------------------------------------------------
HOTELS                               200,000      +Extended Stay America
                                                    Inc. .....................      3,567,050      4,000,000        0.9
                                     200,000      La Quinta Inns, Inc. .......      3,919,340      3,825,000        0.8
                                                                                 ------------   ------------     ------
                                                                                    7,486,390      7,825,000        1.7
---------------------------------------------------------------------------------------------------------------------
LEISURE                              167,500      Royal Caribbean Cruises
                                                    Ltd. .....................      3,905,376      3,915,313        0.9
---------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                 312,812      Clayton Homes, Inc. ........      3,590,402      4,222,962        0.9
                                     175,000      Oakwood Homes Corporation...      3,867,933      4,003,125        0.9
                                                                                 ------------   ------------     ------
                                                                                    7,458,335      8,226,087        1.8
---------------------------------------------------------------------------------------------------------------------
MEDICAL                              200,000      +Paracelsus Healthcare
                                                    Corp. ....................      1,700,000        725,000        0.2
---------------------------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT                    435,000      +Angeion Corp. .............      2,509,688      1,495,313        0.3
                                     175,000      +Physio-Control
                                                    International Corp. ......      3,710,000      3,850,000        0.9
                                                                                 ------------   ------------     ------
                                                                                    6,219,688      5,345,313        1.2
---------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES                     100,000      +Collaborative Clinical
                                                    Research, Inc.  ..........      1,414,250      1,075,000        0.2
                                     330,000      +Mariner Health Group,
                                                    Inc. .....................      4,886,250      2,722,500        0.6
                                     250,000      +Medpartners/Mullikin
                                                    Inc. .....................      4,971,078      5,250,000        1.2
                                     465,000      +North American Biologicals,
                                                    Inc. .....................      4,211,875      4,068,750        0.9
                                                                                 ------------   ------------     ------
                                                                                   15,483,453     13,116,250        2.9
---------------------------------------------------------------------------------------------------------------------
MEDICAL SUPPLIES                     285,000      +ATS Medical, Inc. .........      1,845,625      2,208,750        0.5
                                     170,000      Beckman Instruments, Inc. ..      4,949,331      6,523,750        1.5
                                     250,000      +Cholestech Corp. ..........      1,250,000      1,375,000        0.3
                                     165,000      Dentsply International,
                                                    Inc. .....................      6,162,500      7,837,500        1.7
                                     320,000      +Healthdyne Technologies
                                                    Inc. .....................      3,805,625      2,840,000        0.6
                                     130,000      Meridan Diagnostics,
                                                    Inc. .....................      1,315,875      1,690,000        0.4
                                      85,300      +Urologix, Inc. ............      1,281,050      1,364,800        0.3
                                                                                 ------------   ------------     ------
                                                                                   20,610,006     23,839,800        5.3
---------------------------------------------------------------------------------------------------------------------
METAL FABRICATING                    112,500      Valmont Industries, Inc. ...      2,398,750      4,584,375        1.0
---------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT                     145,000      Danka Business Systems PLC
                                                    (ADR)*....................      5,003,689      5,129,375        1.1
---------------------------------------------------------------------------------------------------------------------
OIL & GAS                            135,000      Vintage Petroleum, Inc. ....      3,056,706      4,657,500        1.0
---------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS                  175,000      +Barrett Resources Corp. ...      4,132,342      7,459,375        1.7
                                     200,000      +Belden & Blake Energy
                                                    Co. ......................      3,248,647      5,100,000        1.1
                                     125,000      NICOR Inc. .................      3,068,051      4,468,750        1.0
                                     150,000      +Seagull Energy Corp. ......      2,956,364      3,300,000        0.7
                                                                                 ------------   ------------     ------
                                                                                   13,405,404     20,328,125        4.5
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                                     SHARES                                                        VALUE       PERCENT OF
           INDUSTRY                   HELD               COMMON STOCKS               COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
OIL/GAS-- EQUIPMENT & SERVICES       300,000      +Pride Petroleum Services,
                                                    Inc. .....................   $  2,347,880   $  6,900,000        1.5%
                                     100,000      +Trico Marine Services,
                                                    Inc. .....................      1,600,000      4,800,000        1.1
                                     156,000      +Weatherford Enterra,
                                                    Inc. .....................      4,362,012      4,680,000        1.0
                                                                                 ------------   ------------     ------
                                                                                    8,309,892     16,380,000        3.6
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                       95,000      +Flamel Technologies
                                                    S.A.(ADR)*................      1,140,000        688,750        0.2
                                     310,000      Mylan Laboratories Inc. ....      5,551,352      5,192,500        1.2
                                     290,000      +NeXstar Pharmaceuticals,
                                                    Inc. .....................      6,138,688      4,241,250        0.9
                                     100,000      +Sano Corporation...........      1,356,875      1,475,000        0.3
                                                                                 ------------   ------------     ------
                                                                                   14,186,915     11,597,500        2.6
-----------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING                122,000      Banta Corp. ................      2,822,042      2,745,000        0.6
-----------------------------------------------------------------------------------------------------------------------
RAILROADS                             68,000      +Genesee & Wyoming Inc.
                                                    (Class A).................      1,209,749      2,227,000        0.5
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS        175,000      Brandywine Realty Trust.....      3,010,862      3,412,500        0.8
                                     162,000      Cali Realty Corp. ..........      3,928,250      5,001,750        1.1
                                     115,000      National Golf Properties
                                                    Inc. .....................      2,565,430      3,636,875        0.8
                                     120,450      National Health Investors,
                                                    Inc. .....................      3,561,600      4,562,044        1.0
                                                                                 ------------   ------------     ------
                                                                                   13,066,142     16,613,169        3.7
-----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                          150,000      Apple South, Inc. ..........      2,079,375      1,968,750        0.4
                                     260,000      Applebee's International,
                                                    Inc. .....................      5,459,375      7,085,000        1.5
                                     100,000      +Boston Chicken, Inc. ......      3,114,250      3,575,000        0.8
                                     170,000      +Outback Steakhouse,
                                                    Inc. .....................      4,681,565      4,505,000        1.0
                                      50,000      +Rainforest Cafe, Inc. .....      1,741,250      1,175,000        0.3
                                                                                 ------------   ------------     ------
                                                                                   17,075,815     18,308,750        4.0
-----------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY                     220,000      +Discount Auto Parts,
                                                    Inc. .....................      5,463,948      5,142,500        1.1
                                     135,000      +Moovies, Inc. .............      1,552,500        700,312        0.2
                                     150,000      +Movie Gallery, Inc. .......      3,620,623      1,950,000        0.4
                                                                                 ------------   ------------     ------
                                                                                   10,637,071      7,792,812        1.7
-----------------------------------------------------------------------------------------------------------------------
RETAIL STORES                        180,800      +Barnes & Noble, Inc. ......      6,046,946      4,881,600        1.1
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                       130,000      +Asyst Technologies,
                                                    Inc. .....................      4,072,189      2,177,500        0.5
                                     100,000      +Electro Scientific
                                                    Industries, Inc. .........      2,437,502      2,600,000        0.6
                                     110,000      +Lattice Semiconductor
                                                    Corp. ....................      3,002,906      5,032,500        1.1
                                      70,000      +Microchip Technology,
                                                    Inc. .....................      1,984,438      3,552,500        0.8
                                                                                 ------------   ------------     ------
                                                                                   11,497,035     13,362,500        3.0
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                    50,000      +LCC International, Inc.
                                                    (Class A).................        800,000        881,250        0.2
-----------------------------------------------------------------------------------------------------------------------
TEXTILES                             138,800      +Galey & Lord, Inc. ........      1,688,953      2,064,650        0.5
                                     185,000      Unifi, Inc. ................      4,347,516      5,943,125        1.3
                                                                                 ------------   ------------     ------
                                                                                    6,036,469      8,007,775        1.8
-----------------------------------------------------------------------------------------------------------------------
TOYS                                 140,000      +Galoob Toys, Inc. .........      3,752,652      1,960,000        0.4
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS                       150,000      MCN Corp. ..................      3,004,324      4,331,250        1.0
-----------------------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS             336,869,083    389,515,726       86.0
-----------------------------------------------------------------------------------------------------------------------

                                    FACE
                                   AMOUNT               CORPORATE BONDS
  ---------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL                    $ 3,500,000      Sanifill, Inc., 5% due
                                                    3/01/2006.................      3,500,000      4,410,000        0.9
-----------------------------------------------------------------------------------------------------------------------
                                                  TOTAL CORPORATE BONDS             3,500,000      4,410,000        0.9
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONCLUDED)
--------------------------------------------------------------------------------

                                    FACE                                                           VALUE       PERCENT OF
                                   AMOUNT            SHORT-TERM SECURITIES           COST        (NOTE 1A)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**               $10,275,000      General Motors Acceptance
                                                    Corp., 7.50% due
                                                    1/02/1997.................   $ 10,270,719   $ 10,270,719        2.3%
                                  15,000,000      Xerox Credit Corporation,
                                                    5.28% due 1/10/1997.......     14,978,000     14,978,000        3.3
                                                                                 ------------   ------------   ----------
                                                                                   25,248,719     25,248,719        5.6
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT &                   12,755,000      Federal Home Loan Bank:
AGENCY OBLIGATIONS**                                5.20% due 1/08/1997.......     12,740,261     12,740,261        2.8
                                                  Federal National Mortgage
                                                    Association:
                                  10,000,000        5.24% due 2/03/1997.......      9,950,511      9,950,511        2.2
                                  10,000,000        5.26% due 2/10/1997.......      9,940,094      9,940,094        2.2
                                                                                 ------------   ------------   ----------
                                                                                   32,630,866     32,630,866        7.2
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES      57,879,585     57,879,585       12.8
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS...........   $398,248,668    451,805,311       99.7
                                                                                 =============
                                                  OTHER ASSETS LESS
                                                    LIABILITIES...............                     1,223,954        0.3
                                                                                                ------------   ----------
                                                  NET ASSETS..................                  $453,029,265      100.0%
                                                                                                =============  ===========
---------------------------------------------------------------------------------------------------------------------

  * American Depositary Receipts (ADR).

 ** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

  + Non-income producing security.

    See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                      FACE                                                         VALUE     PERCENT OF
 NORTH AMERICA     INDUSTRY          AMOUNT          FIXED-INCOME INVESTMENTS        COST        (NOTE 1A)   NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
CANADA          FOREIGN                             Canadian Government Bonds:
                GOVERNMENT
                OBLIGATIONS     C$        550,000   7% due 9/01/2001...........  $    408,652   $   426,752       0.5%
                                          350,000   7% due 12/01/2006..........       248,559       266,843       0.3
                                        5,000,000   8% due 6/01/2023...........     4,080,888     4,072,993       4.3
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL FIXED-INCOME
                                                    INVESTMENTS IN CANADA           4,738,099     4,766,588       5.1
---------------------------------------------------------------------------------------------------------------------
UNITED STATES   BROADCASTING/   US$     1,011,242   American Telecasting Inc.,
                CABLE                                 12.59%* due
                                                      6/15/2004(c).............       729,105       414,609       0.4
                                        1,000,000   Bell Cablemedia PLC,
                                                      12.03%* due 9/15/2005....       646,110       802,500       0.9
                                        1,000,000   Videotron Holdings PLC,
                                                      11.05%* due 7/01/2004....       731,219       870,000       0.9
                                                                                 ------------   -----------    ------
                                                                                    2,106,434     2,087,109       2.2
                ------------------------------------------------------------------------------------------------------
                COMMUNICATIONS          1,375,000   PanAmSat L.P., 11.35%* due
                                                      8/01/2003................     1,108,623     1,278,750       1.4
                ------------------------------------------------------------------------------------------------------
                ENERGY                    250,000   Consolidated-Hydro Inc.,
                                                      16.05%* due 7/15/2003....       209,492        80,000       0.1
                ------------------------------------------------------------------------------------------------------
                GAMING                  1,100,000   Greate Bay Properties,
                                                      Inc., 10.875% due
                                                      1/15/2004................       990,750       924,000       1.0
                                          500,000   +Harrah's Jazz Company,
                                                      14.25% due 11/15/2001....       482,500       245,625       0.2
                                                                                 ------------   -----------    ------
                                                                                    1,473,250     1,169,625       1.2
                ------------------------------------------------------------------------------------------------------
                SPECIALTY                 500,000   +Bradlees Inc., 11% due
                RETAILING                             8/01/2002................       489,375        52,500       0.1
                ------------------------------------------------------------------------------------------------------
                US GOVERNMENT           2,000,000   US Treasury Notes, 6.50%
                OBLIGATIONS                           due 10/15/2006...........     2,031,875     2,010,940       2.2
                ------------------------------------------------------------------------------------------------------
                UTILITIES                 233,382   ++Tucson Electric Power
                                                      Co., 10.732% due
                                                      1/01/2013................       223,464       228,713       0.2
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL FIXED-INCOME
                                                    INVESTMENTS IN THE UNITED
                                                    STATES                          7,642,513     6,907,637       7.4
---------------------------------------------------------------------------------------------------------------------
                                           SHARES
                                             HELD     STOCKS & WARRANTS
---------------------------------------------------------------------------------------------------------------------
UNITED STATES   BROADCASTING &                  1   K-III Communications Corp.
                PUBLISHING                            (Non-Convertible
                                                      Preferred)...............            79            80       0.0
                                            9,608   On Command Corporation.....       279,101       152,527       0.2
                                            3,057   On Command Corporation
                                                      (Warrants)(a)............        24,456        20,635       0.0
                                                                                 ------------   -----------    ------
                                                                                      303,636       173,242       0.2
                ------------------------------------------------------------------------------------------------------
                BROADCASTING/CABLE          4,700   American Telecasting Inc.
                                                      (Warrants)(a)............        11,222        10,575       0.0
                ------------------------------------------------------------------------------------------------------
                ENTERTAINMENT                  13   Time Warner Inc. (Non-
                                                      Convertible Preferred)
                                                      (Series M)...............        13,650        14,105       0.0
                ------------------------------------------------------------------------------------------------------
                SUPERMARKETS               17,674   Grand Union Co.............       917,438        86,161       0.1
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL STOCKS & WARRANTS IN
                                                    THE UNITED STATES               1,245,946       284,083       0.3
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN NORTH
                                                    AMERICA                        13,626,558    11,958,308      12.8
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                      FACE                                                         VALUE     PERCENT OF
 PACIFIC BASIN     INDUSTRY          AMOUNT          FIXED-INCOME INVESTMENTS        COST        (NOTE 1A)   NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
AUSTRALIA       FOREIGN                             Australian Government
                GOVERNMENT                            Bonds:
                OBLIGATIONS     A$      6,000,000     9.75% due 3/15/2002......  $  5,435,527   $ 5,318,773       5.7%
                                          353,000     9.50% due 8/15/2003......       298,116       313,588       0.3
                                        4,200,000     9% due 9/15/2004.........     3,633,191     3,662,566       3.9
                                        3,000,000   Queensland Treasury Corp.,
                                                      8% due 8/14/2001.........     2,479,656     2,472,162       2.7
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL FIXED-INCOME
                                                    INVESTMENTS IN AUSTRALIA       11,846,490    11,767,089      12.6
---------------------------------------------------------------------------------------------------------------------
JAPAN           BANKING         (yen)  65,000,000   Asian Development Bank,
                                                      5.625% due 2/18/2002.....       750,697       662,349       0.7
                                       50,000,000   Export Import Bank of
                                                      Japan, 4.375% due
                                                      10/01/2003...............       503,455       486,399       0.5
                                      225,000,000   IBRD World Bank, 4.75% due
                                                      12/20/2004...............     2,336,316     2,258,938       2.4
                                      112,000,000   World Bank, 4.50% due
                                                      3/20/2003................     1,137,254     1,100,850       1.2
                                                                                 ------------   -----------  ----------
                                                                                    4,727,722     4,508,536       4.8
                ------------------------------------------------------------------------------------------------------
                FOREIGN                90,000,000   Federal National Mortgage
                GOVERNMENT                            Association, 2% due
                OBLIGATIONS                           12/20/1999...............       844,636       798,964       0.8
                                       82,600,000   Japanese Government Bond,
                                                      3% due 9/20/2005.........       756,992       735,126       0.8
                                       60,000,000   Republic of Finland, 6% due
                                                      1/29/2002................       654,914       619,689       0.7
                                                                                 ------------   -----------  ----------
                                                                                    2,256,542     2,153,779       2.3
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL FIXED-INCOME
                                                    INVESTMENTS IN JAPAN            6,984,264     6,662,315       7.1
---------------------------------------------------------------------------------------------------------------------
NEW ZEALAND     FOREIGN         NZ$     6,200,000   New Zealand Government
                GOVERNMENT                            Bond, 8% due 2/15/2001...     4,523,325     4,536,150       4.8
                OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL FIXED-INCOME
                                                    INVESTMENTS IN NEW ZEALAND      4,523,325     4,536,150       4.8
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    PACIFIC BASIN                  23,354,079    22,965,554      24.5
---------------------------------------------------------------------------------------------------------------------
WESTERN EUROPE
---------------------------------------------------------------------------------------------------------------------
DENMARK         FINANCE         Dkr    15,940,000   Nykredit, 6% due
                                                      10/01/2026...............     2,306,331     2,348,839       2.5
                ------------------------------------------------------------------------------------------------------
                FOREIGN                             Denmark Government Bonds:
                GOVERNMENT
                OBLIGATIONS             2,800,000     8% due 5/15/2003.........       516,582       526,953       0.6
                                       33,200,000     8% due 3/15/2006.........     6,119,857     6,201,919       6.6
                                                                                 ------------   -----------  ----------
                                                                                    6,636,439     6,728,872       7.2
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL FIXED-INCOME
                                                    INVESTMENTS IN DENMARK          8,942,770     9,077,711       9.7
---------------------------------------------------------------------------------------------------------------------
FRANCE          FOREIGN        Frf      2,000,000   French Government 'B-Tan',
                GOVERNMENT                            7% due 10/12/2000........       420,453       422,205       0.5
                OBLIGATIONS             2,300,000   French OAT, 7.25% due
                                                      4/25/2006................       483,739       490,279       0.5
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL FIXED-INCOME
                                                    INVESTMENTS IN FRANCE             904,192       912,484       1.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

 WESTERN EUROPE                       FACE                                                         VALUE     PERCENT OF
  (CONCLUDED)      INDUSTRY          AMOUNT          FIXED-INCOME INVESTMENTS        COST        (NOTE 1A)   NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
GERMANY         FINANCE          DM     2,450,000   KFW International Finance
                                                      Inc., 6.25% due
                                                      10/15/2003...............  $  1,644,147   $ 1,660,936       1.8%
                ------------------------------------------------------------------------------------------------------
                FOREIGN                             Bundesrepublik Deutschland:
                GOVERNMENT                625,000     7.50% due 11/11/2004.....       452,947       453,729       0.5
                OBLIGATIONS               500,000     6.25% due 4/26/2006......       337,334       335,912       0.3
                                        2,000,000   Deutschland Republic, 6.75%
                                                      due 4/22/2003............     1,385,871     1,401,365       1.5
                                        1,900,000   German Unity Fund,
                                                      8% due 1/21/2002.........     1,416,586     1,404,407       1.5
                                                                                 ------------   -----------  ----------
                                                                                    3,592,738     3,595,413       3.8
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL FIXED-INCOME
                                                    INVESTMENTS IN GERMANY          5,236,885     5,256,349       5.6
---------------------------------------------------------------------------------------------------------------------
ITALY           FOREIGN                       Skr   Buoni Poliennali del Tesoro
                GOVERNMENT                            (Italian Government
                OBLIGATIONS                           Bonds):
                               Lit  4,000,000,000     9.50% due 5/01/2001......     2,857,054     2,912,827       3.1
                                    4,000,000,000     8.75% due 7/01/2006......     2,841,855     2,870,673       3.1
                                                    Government of Italy:
                                    2,200,000,000     10.50% due 7/15/2000.....     1,456,374     1,624,080       1.7
                                      750,000,000     8.50% due 4/01/2004......       515,391       529,261       0.6
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL FIXED-INCOME
                                                    INVESTMENTS IN ITALY            7,670,674     7,936,841       8.5
---------------------------------------------------------------------------------------------------------------------
SPAIN           FOREIGN                             Government of Spain:
                GOVERNMENT      Pta    75,000,000     10.10% due 2/28/2001.....       650,217       664,414       0.7
                OBLIGATIONS           290,000,000     10.50% due 10/30/2003....     2,694,264     2,713,544       2.9
                                      135,000,000     8% due 5/30/2004.........     1,094,423     1,127,339       1.2
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL FIXED-INCOME
                                                    INVESTMENTS IN SPAIN            4,438,904     4,505,297       4.8
---------------------------------------------------------------------------------------------------------------------
SWEDEN          FINANCE      (pound)    4,300,000   Swedish Export Credit
                                                      Corp., 7.625% due
                                                      12/27/2001...............     7,148,129     7,366,739       7.8
                ------------------------------------------------------------------------------------------------------
                FOREIGN                             Government of Sweden:
                GOVERNMENT      Skr     8,500,000     10.25% due 5/05/2000.....     1,411,881     1,438,926       1.5
                OBLIGATIONS            17,500,000     6% due 2/09/2005.........     2,407,211     2,489,545       2.7
                                       18,100,000     8% due 8/15/2007.........     2,854,379     2,899,028       3.1
                                                                                 ------------   -----------  ----------
                                                                                    6,673,471     6,827,499       7.3
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL FIXED-INCOME
                                                    INVESTMENTS IN SWEDEN          13,821,600    14,194,238      15.1
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM  FOREIGN                             United Kingdom Treasury
                GOVERNMENT                            Gilt:
                OBLIGATIONS  (pound)    2,000,000     8% due 12/07/2000........     3,344,163     3,516,763       3.7
                                        2,500,000     7% due 11/06/2001........     4,113,200     4,230,220       4.5
                                          300,000     8% due 6/10/2003.........       490,794       529,279       0.6
                                          530,000     8.50% due 12/07/2005.....       945,081       965,661       1.0
                                          150,000     9% due 7/12/2011.........       252,238       286,693       0.3
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL FIXED-INCOME
                                                    INVESTMENTS IN THE UNITED
                                                    KINGDOM                         9,145,476     9,528,616      10.1
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    WESTERN EUROPE                 50,160,501    51,411,536      54.8
---------------------------------------------------------------------------------------------------------------------
                                                    SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**              US$     4,161,000   General Electric Capital
                                                      Corp., 7.10% due
                                                      1/02/1997................     4,160,179     4,160,179       4.4
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  FACE                                                             VALUE     PERCENT OF
                                 AMOUNT            SHORT-TERM SECURITIES             COST        (NOTE 1a)   NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT &                                 Federal Home Loan Mortgage
AGENCY OBLIGATIONS**                              Corp.:
                             US$1,000,000         6.50% due 1/02/1997........    $    999,819   $   999,819       1.1%
                                4,545,000         5.33% due 1/06/1997........       4,541,635     4,541,635       4.8
                                                Federal National Mortgage
                                                  Association:
                                1,000,000         5.25% due 1/10/1997........         998,688       998,688       1.1
                                3,000,000         5.37% due 1/22/1997........       2,990,603     2,990,603       3.2
                                                United States Treasury
                                                  Bills(b):
                                  125,000         4.82% due 3/13/1997........         123,812       123,793       0.1
                                  200,000         5.27% due 3/13/1997........         197,921       198,068       0.2
                                                                                 ------------   -----------  ----------
                                                                                    9,852,478     9,852,606      10.5
-----------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    SHORT-TERM SECURITIES          14,012,657    14,012,785      14.9
-----------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS................................  $101,153,795   100,348,183     107.0
                                                                                 =============
                              VARIATION MARGIN ON FINANCIAL FUTURES
                              CONTRACTS***.....................................                     (17,464)      0.0
                              UNREALIZED DEPRECIATION ON FORWARD FOREIGN
                              EXCHANGE CONTRACTS****...........................                     (78,492)     (0.1)
                              LIABILITIES IN EXCESS OF OTHER ASSETS............                  (6,462,317)     (6.9)
                                                                                                -----------  ----------
                              NET ASSETS.......................................                 $93,789,910     100.0%
                                                                                                ===========  ===========
---------------------------------------------------------------------------------------------------------------------

 (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustments under certain conditions until the expiration date.
 (b) Security held as collateral in connection with open financial futures contracts.
 (c) Subject to principal paydowns.
   * Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
  ** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 *** Financial futures contracts sold as of December 31, 1996 were as follows:
--------------------------------------------------------------------------------

                                                                                VALUE
NUMBER OF                                    EXPIRATION                      (NOTES 1a &
CONTRACTS         ISSUE         EXCHANGE        DATE                             1b)
------------------------------------------------------------------------------------------
    15        Italian BTP         LIFFE      March 1997                       $2,556,891
    70        UK Gilt             LIFFE      March 1997                        6,582,838
------------------------------------------------------------------------------------------
 TOTAL FINANCIAL FUTURES CONTRACTS SOLD (TOTAL CONTRACT PRICE-$9,069,181)     $9,139,729
                                                                              ==========
------------------------------------------------------------------------------------------

****Forward foreign exchange contracts as of December 31, 1996 were as follows:
--------------------------------------------------------------------------------

                                                                                                            UNREALIZED
                                                                                                           DEPRECIATION
                          FOREIGN CURRENCY SOLD                            EXPIRATION DATE                  (NOTE 1B)
-----------------------------------------------------------------------------------------------------------------------
Dkr      10,000,000......................................................  January 1997                      $(16,909)
DM        5,436,386......................................................  January 1997                       (35,279)
(pound)   4,000,000......................................................  January 1997                       (24,948)
(Yen)   500,000,000......................................................  January 1997                        (1,356)
-----------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION--NET ON FORWARD FOREIGN EXCHANGE CONTRACTS
(US$ COMMITMENT--$16,323,461)                                                                                     $(78,492)
                                                                                                             ========
-----------------------------------------------------------------------------------------------------------------------

 + Non-income producing security.
++ Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $229,000, representing 0.2% of net assets.
--------------------------------------------------------------------------------

                                                                                                                VALUE
ISSUE                                                                       ACQUISITION DATE       COST       (NOTE 1A)
 ----------------------------------------------------------------------------------------------------------------------
Tucson Electric Power Co., 10.732% due 1/01/2013........................      8/19/1993          $223,464     $228,713
-----------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                            $223,464     $228,713
                                                                                                 ========     ========
-----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                           VALUE       PERCENT OF
           INDUSTRY                HELD              US STOCKS & WARRANTS            COST        (NOTE 1a)     NET ASSETS
  -----------------------------------------------------------------------------------------------------------------------
AEROSPACE                            64,500     Northrop Grumman Corp.........   $  4,288,238   $  5,337,375        0.6%
                                     55,000     United Technologies Corp......      2,256,982      3,630,000        0.4
                                                                                 ------------   ------------     --------
                                                                                    6,545,220      8,967,375        1.0
-------------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK                         70,000     General Motors Corp...........      3,775,240      3,902,500        0.4
-------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                    173,500     +Lear Corporation.............      5,812,250      5,920,688        0.7
-------------------------------------------------------------------------------------------------------------------------
BANKING                              38,000     Bank of New York Co., Inc.
                                                  (Warrants)(a)...............        285,875      2,816,750        0.3
                                    115,000     Bank of New York, Co., Inc....      2,904,748      3,881,250        0.4
                                     28,000     BankAmerica Corp..............      2,864,806      2,793,000        0.3
                                     57,000     Citicorp......................      4,452,439      5,871,000        0.7
                                                                                 ------------   ------------     -------
                                                                                   10,507,868     15,362,000        1.7
------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                    15,700     Spieker Properties, Inc.......        432,692        565,200        0.1
------------------------------------------------------------------------------------------------------------------------
BUILDING & CONSTRUCTION             134,500     Oakwood Homes Corporation.....      3,064,418      3,076,688        0.4
------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES                   110,375     +Oracle Corp..................      3,621,396      4,594,359        0.5
------------------------------------------------------------------------------------------------------------------------
CHEMICALS                            92,000     +FMC Corporation..............      6,520,585      6,451,500        0.7
                                    107,000     PPG Industries, Inc...........      5,294,623      6,005,375        0.7
                                                                                 ------------   ------------     -------
                                                                                   11,815,208     12,456,875        1.4
------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                    97,000     +cisco Systems, Inc...........      4,376,411      6,171,625        0.7
                                    142,200     First Data Corp...............      5,031,267      5,190,300        0.6
                                                                                 ------------   ------------     -------
                                                                                    9,407,678     11,361,925        1.3
------------------------------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY                 152,000     +Gulfstream Aerospace
                                                  Corporation.................      3,756,241      3,686,000        0.4
------------------------------------------------------------------------------------------------------------------------
COMPUTERS                            81,000     +Compaq Computer Corp.........      6,008,178      6,014,250        0.7
                                     38,500     International Business
                                                  Machines Corp...............      4,230,992      5,813,500        0.7
                                                                                 ------------   ------------     -------
                                                                                   10,239,170     11,827,750        1.4
------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                        45,800     AlliedSignal Inc..............      3,366,507      3,068,600        0.4
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                         137,500     Corning, Inc..................      4,183,441      6,359,375        0.7
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                 28,300     Linear Technology
                                                  Corporation.................      1,160,935      1,238,125        0.1
------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                          42,000     General Electric Co. .........      3,325,769      4,152,750        0.5
------------------------------------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION          155,900     Foster Wheeler Corp. .........      6,680,398      5,787,788        0.7
------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                       162,399     +Viacom, Inc. (Class B).......      5,963,826      5,663,665        0.7
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                  102,500     American Express Company......      4,852,027      5,791,250        0.7
------------------------------------------------------------------------------------------------------------------------
FOODS                               146,000     Heinz (H.J.) Company..........      4,731,138      5,219,500        0.6
------------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT                 234,000     +Health Management Associates,
                                                  Inc. (Class A)..............      5,276,847      5,265,000        0.6
------------------------------------------------------------------------------------------------------------------------
INSURANCE                            58,000     Aetna Inc. ...................      4,082,043      4,640,000        0.5
                                    220,000     +Airtouch Communications,
                                                  Inc. .......................      6,292,837      5,555,000        0.7
                                     91,200     Allstate Corp. ...............      3,747,599      5,278,200        0.6
                                     81,000     UNUM Corporation..............      5,157,613      5,852,250        0.7
                                                                                 ------------   ------------     -------
                                                                                   19,280,092     21,325,450        2.5
------------------------------------------------------------------------------------------------------------------------
LEISURE                             240,000     Brunswick Corporation.........      5,938,252      5,760,000        0.7
------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT              10,500     +Imax Corporation.............        324,543        322,875        0.0
------------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM                    69,177     TCI Pacific Communications
                                                  (Convertible Preferred).....      6,473,121      6,277,813        0.7
------------------------------------------------------------------------------------------------------------------------
MACHINERY                           126,000     +American Standard Companies,
                                                  Inc. .......................      4,111,697      4,819,500        0.6
                                    136,200     Deere & Co. ..................      5,770,935      5,533,125        0.6
                                                                                 ------------   ------------     -------
                                                                                    9,882,632     10,352,625        1.2
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                           VALUE       PERCENT OF
           INDUSTRY                HELD              US STOCKS & WARRANTS            COST        (NOTE 1a)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
NATURAL GAS                         144,000     Enron Corp....................   $  5,443,166   $  6,210,000        0.7%
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS PIPELINES                65,000     IMC Global, Inc. .............      2,519,391      2,543,125        0.3
-----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                        196,000     Dresser Industries, Inc. .....      4,324,082      6,076,000        0.7
                                     50,000     Schlumberger Ltd. ............      4,053,012      4,993,750        0.6
                                                                                 ------------   ------------   --------
                                                                                    8,377,094     11,069,750        1.3
-----------------------------------------------------------------------------------------------------------------------
PAPER                                64,500     Kimberly-Clark Corp. .........      4,955,548      6,143,625        0.7
-----------------------------------------------------------------------------------------------------------------------
PETROLEUM                           108,100     Pennzoil Co. .................      4,485,180      6,107,650        0.7
                                    143,000     Unocal Corp. .................      4,802,812      5,809,375        0.7
                                                                                 ------------   ------------   --------
                                                                                    9,287,992     11,917,025        1.4
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                      85,700     Abbott Laboratories...........      3,516,941      4,349,275        0.5
                                     59,000     Merck & Co., Inc. ............      3,072,725      4,675,750        0.5
                                                                                 ------------   ------------   --------
                                                                                    6,589,666      9,025,025        1.0
-----------------------------------------------------------------------------------------------------------------------
RAILROADS                            69,000     Burlington Northern Santa Fe
                                                  Inc. .......................      5,638,407      5,959,875        0.7
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST        156,000     Prentiss Properties Trust.....      3,189,080      3,900,000        0.4
                                     83,700     Starwood Lodging Trust........      3,280,230      4,613,962        0.5
                                                                                 ------------   ------------   --------
                                                                                    6,469,310      8,513,962        0.9
-----------------------------------------------------------------------------------------------------------------------
RETAIL                              126,000     Sears, Roebuck & Co. .........      5,464,285      5,811,750        0.7
-----------------------------------------------------------------------------------------------------------------------
RETAIL--DRUG STORES                 157,105     Rite Aid Corp. ...............      4,914,258      6,244,924        0.7
-----------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY                    190,000     +Toys 'R' Us, Inc. ...........      5,934,584      5,700,000        0.7
-----------------------------------------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS              110,000     Fisher Scientific
                                                  International, Inc. ........      3,579,430      5,183,750        0.6
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE--COMPUTER                  147,500     BMC Software, Inc. ...........      5,509,418      6,102,812        0.7
-----------------------------------------------------------------------------------------------------------------------
STEEL                               110,000     AK Steel Holding Corp. .......      4,459,883      4,358,750        0.5
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                   95,800     Bell Atlantic Corporation.....      5,396,243      6,203,050        0.7
-----------------------------------------------------------------------------------------------------------------------
TOBACCO                              44,000     Philip Morris Companies,
                                                  Inc. .......................      4,329,124      4,955,500        0.6
-----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                    185,100     Carnival Corp. (Class A)......      5,310,160      6,108,300        0.7
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATIONS           260,300     Edison International..........      4,944,918      5,173,462        0.6
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS                       54,000     El Paso Natural Gas Co. ......      2,646,557      2,727,000        0.3
-----------------------------------------------------------------------------------------------------------------------
                                                TOTAL US STOCKS & WARRANTS        252,186,343    288,257,861       33.2
-----------------------------------------------------------------------------------------------------------------------
           COUNTRY                                     FOREIGN STOCKS++
-----------------------------------------------------------------------------------------------------------------------
ARGENTINA                           373,772     Banco de Galicia y Buenos
                                                  Aires S.A. (ADR)* (3).......      6,990,318      9,017,249        1.0
                                    305,933     Banco Frances del Rio de la
                                                  Plata S.A.(ADR)* (3)........      7,017,779      8,413,144        1.0
                                    355,900     Yacimientos Petroliferos Fis-
                                                  cales S.A.(ADR)* (21).......      8,033,094      8,986,475        1.0
                                                                                 ------------   ------------   --------
                                                                                   22,041,191     26,416,868        3.0
-----------------------------------------------------------------------------------------------------------------------
BRAZIL                           13,950,000     Companhia Cervejaria Brahma
                                                  S.A. PN (Preferred) (34)....      7,955,613      7,626,913        0.9
                                 58,400,000     Petroleo Brasileiro S.A.--
                                                  Petrobras (Preferred)
                                                  (46)........................      7,234,138      9,303,302        1.1
                                    108,700     Telecomunicacoes Brasileiras
                                                  S.A.--Telebras (ADR)* (27)..      6,472,073      8,315,550        0.9
                                                                                 ------------   ------------   --------
                                                                                   21,661,824     25,245,765        2.9
-----------------------------------------------------------------------------------------------------------------------
CANADA                              318,600     Canadian Pacific, Ltd.
                                                  (52) .......................      6,091,881      8,442,900        1.0
                                    147,800     Magna International Inc.
                                                  (Class A) (1)...............      6,830,595      8,239,850        0.9
                                    100,100     Potash Corp. of Saskatchewan,
                                                  Inc. (35)...................      7,437,257      8,508,500        1.0
                                                                                 ------------   ------------   --------
                                                                                   20,359,733     25,191,250        2.9
-----------------------------------------------------------------------------------------------------------------------

C                                       67

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                           VALUE       PERCENT OF
           COUNTRY                 HELD                FOREIGN STOCKS++              COST        (NOTE 1a)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
FINLAND                             132,000     Finnlines OY (36).............   $  2,486,828   $  3,241,129        0.4%
                                    121,500     Nokia Corp. (ADR)* (37).......      4,287,533      7,001,437        0.8
                                    409,900     +UPM-Kymmene OY (38)..........      8,516,525      8,461,463        1.0
                                                                                 ------------   ------------     ------
                                                                                   15,290,886     18,704,029        2.2
-------------------------------------------------------------------------------------------------------------------------
FRANCE                              130,600     Michelin (C.G.D.E.) S.A.
                                                  (Class B) (47)..............      5,794,743      7,051,091        0.8
                                    126,500     +SGS-Thomson Microelectronics
                                                  N.V. (NY Registered Shares)
                                                  (51)........................      4,655,571      8,855,000        1.0
                                    236,000     Scor S.A. (16)................      8,948,438      8,301,850        1.0
                                    545,000     Usinor-Sacilor S.A. (40)......      8,643,115      7,931,284        0.9
                                                                                 ------------   ------------     ------
                                                                                   28,041,867     32,139,225        3.7
-------------------------------------------------------------------------------------------------------------------------
GERMANY                              13,500     +Henkel KGaA (9)..............        600,048        647,579        0.1
                                    121,500     Henkel KGaA (Preferred) (9)...      5,163,053      6,104,615        0.7
                                     16,900     Mannesmann AG (17)............      4,620,775      7,326,812        0.8
                                     35,800     +Puma AG (48).................      1,176,806      1,214,664        0.1
                                    176,500     Siemens AG (12)...............      8,419,829      8,317,355        1.0
                                                                                 ------------   ------------     ------
                                                                                   19,980,511     23,611,025        2.7
-------------------------------------------------------------------------------------------------------------------------
HONG KONG                           404,600     HSBC Holdings PLC (3).........      6,668,545      8,658,042        1.0
                                  4,873,200     Hong Kong Telecommunications,
                                                  Ltd. (27)...................      8,569,151      7,844,756        0.9
                                                                                 ------------   ------------     ------
                                                                                   15,237,696     16,502,798        1.9
-------------------------------------------------------------------------------------------------------------------------
INDONESIA                           313,380     P.T. Indonesian Satellite
                                                  Corp. (ADR)* (27)...........      9,998,585      8,578,777        1.0
-------------------------------------------------------------------------------------------------------------------------
ITALY                             1,161,800     Danieli & Company (17)........      4,276,177      4,859,167        0.5
                                  1,659,000     Societa Finanziara Telefonica
                                                  S.p.A. (STET) (27)..........      4,931,175      7,539,667        0.9
                                                                                 ------------   ------------     ------
                                                                                    9,207,352     12,398,834        1.4
-------------------------------------------------------------------------------------------------------------------------
JAPAN                               424,000     Bridgestone Corporation
                                                  (47)........................      7,463,165      8,055,268        0.9
                                    314,000     Canon, Inc. (12)..............      5,242,498      6,941,623        0.8
                                    424,000     Eisai Co., Ltd. (22)..........      7,787,610      8,348,187        1.0
                                    803,000     Maeda Corp. (4)...............      7,177,535      5,942,755        0.7
                                    370,000     Matsushita Electric
                                                  Industries, Ltd. (12).......      5,646,070      6,038,860        0.7
                                  1,395,000     Mitsubishi Electric Corp.
                                                  (11)........................      9,130,689      8,312,176        0.9
                                  1,061,000     Mitsubishi Heavy Industry,
                                                  Ltd. (8)....................      7,818,945      8,429,361        1.0
                                    809,000     Mitsui-Soko Co., Ltd. (42)....      6,794,019      5,288,541        0.6
                                    512,000     Nomura Securities Co., Ltd.
                                                  (33)........................      9,448,726      7,693,264        0.9
                                    906,000     Okumura Corp. (4).............      6,730,420      5,507,979        0.6
                                    124,000     Rohm Company Ltd. (12)........      7,059,616      8,138,169        0.9
                                    808,000     Tokio Marine and Fire
                                                  Insurance Co., Ltd. (16)....      9,454,210      7,605,527        0.9
                                  1,011,000     Toray Industries Ltd. (28)....      6,794,999      6,242,358        0.7
                                                                                 ------------   ------------     ------
                                                                                   96,548,502     92,544,068       10.6
-------------------------------------------------------------------------------------------------------------------------
MEXICO                              411,400     Carso Global Telecom, S.A. de
                                                  C.V. (ADR)*(27).............      1,954,150      1,851,300        0.2
                                    375,400     Grupo Carso, S.A. de C.V.
                                                  (ADR)*(18)..................      5,559,251      3,894,775        0.4
                                      5,741     Grupo Financiero Inbursa, S.A.
                                                  de C.V. (ADR)*(18)..........        115,192         97,597        0.0
                                    436,300     Kimberly-Clark de Mexico, S.A.
                                                  de C.V. (38)................      8,018,361      8,619,572        1.0
                                    171,000     Panamerican Beverages, Inc.
                                                  (Class A) (34)..............      7,114,640      8,015,625        0.9
                                                                                 ------------   ------------     ------
                                                                                   22,761,594     22,478,869        2.5
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                           VALUE       PERCENT OF
           COUNTRY                 HELD                FOREIGN STOCKS++              COST        (NOTE 1A)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
NETHERLANDS                         136,000     ABN-AMRO Holdings (3).........   $  7,835,801   $  8,856,547        1.0%
                                        466     ABN-AMRO Holdings N.V.
                                                  (Convertible Preferred)
                                                  (3).........................         15,383         28,916        0.0
                                                                                 ------------   ------------   ----------
                                                                                    7,851,184      8,885,463        1.0
---------------------------------------------------------------------------------------------------------------------
NORWAY                              641,000     Color Line ASA (36)...........      2,499,223      2,984,125        0.4
---------------------------------------------------------------------------------------------------------------------
PHILIPPINES                       1,650,000     San Miguel Corp. (Class B)
                                                  (34)........................      5,521,217      7,288,652        0.8
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                         180,600     +Hyundai Engineering &
                                                  Construction Co., Ltd.
                                                  (GDR)** (44)+++.............      2,353,218      1,128,750        0.1
---------------------------------------------------------------------------------------------------------------------
SPAIN                               238,000     Repsol S.A.(ADR)* (21)........      7,749,030      9,073,750        1.0
---------------------------------------------------------------------------------------------------------------------
SWEDEN                              454,100     Bure Investment Aktiebolaget
                                                  (45)........................      3,955,365      5,397,227        0.6
                                    278,000     Sparbanken Sverige AB (Class
                                                  A) (3)......................      3,575,154      4,772,707        0.6
                                                                                 ------------   ------------   ----------
                                                                                    7,530,519     10,169,934        1.2
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND                           5,200     BBC Brown Boveri & Cie AG
                                                  (11)........................      4,633,631      6,466,985        0.8
                                      7,000     +Novartis AG (22).............      6,960,585      8,015,387        0.9
                                                                                 ------------   ------------   ----------
                                                                                   11,594,216     14,482,372        1.7
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                      801,000     Boots Company PLC (49)........      7,746,777      8,256,364        0.9
                                  3,085,000     British Steel PLC (50)........      8,295,968      8,497,287        1.0
                                  1,302,000     General Electric PLC
                                                  (Ordinary) (12).............      7,044,453      8,531,178        1.0
                                    517,500     Glaxo Wellcome PLC (22).......      7,417,612      8,393,014        1.0
                                  1,012,400     Grand Metropolitan PLC (34)...      7,201,806      7,967,264        0.9
                                    783,900     Imperial Chemical Industries
                                                  PLC (43)....................     10,154,513     10,306,324        1.2
                                    720,500     National Westminster Bank PLC
                                                  (3).........................      7,832,617      8,455,851        1.0
                                  2,085,000     Vodafone Group PLC (27).......      7,541,528      8,810,534        1.0
                                                                                 ------------   ------------   ----------
                                                                                   63,235,274     69,217,816        8.0
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL FOREIGN STOCKS              389,463,622    427,042,370       49.0
---------------------------------------------------------------------------------------------------------------------

                           FACE
                          AMOUNT                    FOREIGN BONDS++
---------------------------------------------------------------------------------------------------------------------
DENMARK            Dkr        66,250,000     Government of Denmark,
                                               8% due 3/15/2006(15)........     12,133,252     12,375,817        1.4
---------------------------------------------------------------------------------------------------------------------
GERMANY             DM         6,500,000     Bundesrepublik Deutschland,
                                               7.125% due 12/20/2002(15)...      4,514,124      4,638,934        0.6
---------------------------------------------------------------------------------------------------------------------
ITALY              Lit     27,470,000,000    Buoni Poliennali del Tesoro
                                               (Italian Government Bonds),
                                               8.50% due 1/01/2004 (15)....     19,448,018     19,380,531        2.2
---------------------------------------------------------------------------------------------------------------------
SWEDEN
                                             Government of Sweden (15):
                   Skr        41,300,000       10.25% due 5/05/2000........      7,052,190      6,991,487        0.8
                             163,000,000       8% due 8/15/2007............     25,654,854     26,107,266        3.0
                                                                              ------------   ------------   ----------
                                                                                32,707,044     33,098,753        3.8
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM
                                             United Kingdom Treasury Gilt
                                               (15):
                   L           4,000,000       7% due 11/06/2001...........      6,592,392      6,768,352        0.8
                               7,475,000       7.50% due 12/07/2006........     12,576,320     12,772,245        1.5
                                                                              ------------   ------------   ----------
                                                                                19,168,712     19,540,597        2.3
---------------------------------------------------------------------------------------------------------------------
                                             TOTAL FOREIGN BONDS                87,971,150     89,034,632       10.3
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                                                                                             PERCENT OF
                        FACE                                                                     VALUE          NET
                       AMOUNT                US GOVERNMENT OBLIGATIONS             COST        (NOTE 1a)       ASSETS
 ---------------------------------------------------------------------------------------------------------------------
                                       US Treasury Notes:
                   US$    16,250,000   6.25% due 4/30/2001..................   $ 16,463,906   $ 16,285,587        1.9%
                          29,750,000   7% due 7/15/2006.....................     31,584,492     30,907,572        3.5
---------------------------------------------------------------------------------------------------------------------
                                       TOTAL US GOVERNMENT OBLIGATIONS           48,048,398     47,193,159        5.4
---------------------------------------------------------------------------------------------------------------------

                                               SHORT-TERM SECURITIES
 ---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT &           15,755,000   Federal Home Loan Mortgage
AGENCY
  OBLIGATIONS***                       Corp. 5.41% due 1/24/1997............     15,700,545     15,700,545        1.8
---------------------------------------------------------------------------------------------------------------------
                                       TOTAL SHORT-TERM SECURITIES               15,700,545     15,700,545        1.8
---------------------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS..........................................   $793,370,058    867,228,567       99.7
                                                                               =============
                 UNREALIZED DEPRECIATION ON FORWARD FOREIGN
                          EXCHANGE CONTRACTS# ..............................                    (2,598,413)      (0.3)
                 OTHER ASSETS LESS LIABILITIES..............................                     5,572,664        0.6
                                                                                              ------------   ----------
                 NET ASSETS.................................................                  $870,202,818      100.0%
                                                                                              =============  ===========
---------------------------------------------------------------------------------------------------------------------

   * American Depositary Receipts (ADR).

  ** Global Depositary Receipts (GDR).

 *** Certain US Government & Agency Obligations are traded on a discount basis;
     the interest rates shown are the discount rates paid at the time of purchase by the Fund.

 (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

   + Non-income producing security.

  ++ Corresponding industry groups for foreign stocks and bonds:

     (1) Automobile--Parts              (27) Telecommunications
     (2) Automotive Equipment           (28) Textiles
     (3) Banking                        (29) Toys
     (4) Building & Construction        (30) Trading
     (5) Building Materials             (31) Utilities
     (6) Business & Public Service      (32) Utilities--Electric
     (7) Business Publishing            (33) Financial Services
     (8) Capital Goods                  (34) Beverages
     (9) Chemicals                      (35) Mining
    (10) Diversified                    (36) Transportation
    (11) Electrical Equipment           (37) Communications Equipment
    (12) Electronics                    (38) Paper & Forest Products
    (13) Food                           (39) Industrial Components
    (14) Glass                          (40) Metals
    (15) Government (Bonds)             (41) Photography
    (16) Insurance                      (42) Warehouse & Storage
    (17) Machinery & Equipment          (43) Oil--Integrated
    (18) Multi--Industry                (44) Engineering & Construction
    (19) Natural Gas                    (45) Investment Management
    (20) Packaging                      (46) Oil & Related
    (21) Petroleum                      (47) Tire & Rubber
    (22) Pharmaceutical                 (48) Consumer--Goods
    (23) Printing & Publishing          (49) Merchandising
    (24) Real Estate                    (50) Steel
    (25) Retail Stores                  (51) Semiconductor Capital Equipment
    (26) Shipping                       (52) Natural Resources

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

 +++ Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $1,129,000, representing 0.1% of net assets.
--------------------------------------------------------------------------------

                                                                               ACQUISITION                        VALUE
                                 ISSUE                                            DATE               COST       (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------
Hyundai Engineering & Construction Co., Ltd.(GDR).......................        3/19/1996         $2,353,218    $1,128,750
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                             $2,353,218    $1,128,750
                                                                                                  ==========    ==========
---------------------------------------------------------------------------------------------------------------------

# Forward foreign exchange contracts as of December 31, 1996 were as follows:

 ---------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
    FOREIGN                                                                  EXPIRATION                     DEPRECIATION
 CURRENCY SOLD                                                                  DATE                         (NOTE 1B)
 ---------------------------------------------------------------------------------------------------------------------
CHF       16,000,000  ...................................................   January 1997                     $   246,564
DM        63,822,188  ...................................................   February 1997                        554,813
Frf       90,000,000  ...................................................   January 1997                        (106,255)
(pound)   39,555,000  ...................................................   January 1997                      (3,135,589)
(yen) 10,670,000,000  ...................................................   February 1997                       (157,946)
---------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD
FOREIGN EXCHANGE CONTRACTS (US$ COMMITMENT--$228,531,727)                                                    $(2,598,413)
                                                                                                             ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                           SHARES                                                   VALUE       PERCENT OF
    COUNTRY             INDUSTRY            HELD              COMMON STOCKS           COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
ARGENTINA       TELECOMMUNICATIONS             7,900     Central Costanera S.A.
                                                           (ADR)*(a)............  $    261,847   $    238,975        0.2%
                                              25,600     Telecom Argentina STET
                                                           S.A. (ADR)*..........     1,160,819      1,033,600        0.7
                                              44,800     Telefonica de Argentina
                                                           S.A. (ADR)*..........     1,173,168      1,159,200        0.8
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN ARGENTINA                2,595,834      2,431,775        1.7
--------------------------------------------------------------------------------------------------------------------------
AUSTRALIA       UTILITIES--GAS               434,496     Australian Gas & Light
                                                           Co., Ltd.............     1,238,060      2,470,749        1.8
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN AUSTRALIA                1,238,060      2,470,749        1.8
--------------------------------------------------------------------------------------------------------------------------
AUSTRIA         UTILITIES--GAS                13,560     Energie-Versorgung
                                                           Niederoesterreich AG
                                                           (EVN)..................   1,388,213      2,041,452        1.4
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN AUSTRIA                  1,388,213      2,041,452        1.4
--------------------------------------------------------------------------------------------------------------------------
BRAZIL          TELECOMMUNICATIONS            30,000     Telecomunicacoes
                                                           Brasileiras S.A.--
                                                           Telebras (ADR)*......     1,523,979      2,295,000        1.6
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN BRAZIL                   1,523,979      2,295,000        1.6
--------------------------------------------------------------------------------------------------------------------------
CANADA          TELECOMMUNICATIONS            56,000     BC Telecom, Inc........     1,052,989      1,211,971        0.8
                ----------------------------------------------------------------------------------------------------------
                UTILITIES--GAS                70,100     Transcanada Pipeline
                                                           Co., Ltd. (ADR)*.....     1,045,275      1,226,750        0.9
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN CANADA                   2,098,264      2,438,721        1.7
--------------------------------------------------------------------------------------------------------------------------
CHILE           TELECOMMUNICATIONS            14,400     Compania de Telefonos
                                                           de Chile S.A.
                                                           (ADR)*...............     1,254,995      1,456,200        1.0
                ----------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC           20,000     Chilgener S.A. (ADR)*..       460,000        417,500        0.3
                                              35,100     Distribuidora Chilectra
                                                           Metropolitana,
                                                           S.A. (ADR)*(a).......     1,098,338      1,860,300        1.3
                                              48,300     Enersis S.A. (ADR)*....     1,026,061      1,340,325        1.0
                                                                                   -----------      ---------     ------
                                                                                     2,584,399      3,618,125        2.6
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN CHILE                    3,839,394      5,074,325        3.6
--------------------------------------------------------------------------------------------------------------------------
DENMARK         TELECOMMUNICATIONS            77,000     Tele Danmark A/S
                                                           (ADR)*...............     1,826,433      2,098,250        1.5
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN DENMARK                  1,826,433      2,098,250        1.5
--------------------------------------------------------------------------------------------------------------------------
FRANCE          UTILITIES--WATER              16,731     Generale des Eaux......     1,907,473      2,073,638        1.4
                                               7,265     Lyonnaise des Eaux-
                                                           Dumez................       736,741        676,228        0.5
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN FRANCE                   2,644,214      2,749,866        1.9
--------------------------------------------------------------------------------------------------------------------------
GERMANY         TELECOMMUNICATIONS             8,100     +Deutsche Telekom AG...       154,054        170,845        0.1
                ----------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC           40,000     Veba AG................     1,305,397      2,313,942        1.6
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN GERMANY                  1,459,451      2,484,787        1.7
--------------------------------------------------------------------------------------------------------------------------
HONG KONG       UTILITIES--GAS               568,512     The Hong Kong & China
                                                           Gas Co., Ltd.........       755,615      1,098,947        0.8
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN HONG KONG                  755,615      1,098,947        0.8
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                           SHARES                                                   VALUE       PERCENT OF
    COUNTRY             INDUSTRY            HELD              COMMON STOCKS           COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
INDIA           UTILITIES--ELECTRIC            1,000     Tata Electric Companies
                                                           (GDR)**(a)...........  $    710,000   $    300,000        0.2%
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN INDIA                      710,000        300,000        0.2
--------------------------------------------------------------------------------------------------------------------------
INDONESIA       TELECOMMUNICATIONS             1,110     P.T. Indonesian
                                                           Satellite Corp.
                                                           (ADR)*...............        35,575         30,386        0.0
                                               8,000     P.T. Telekomunikasi
                                                           Indonesia
                                                         (PERSERO) (ADR)*.......       144,000        276,000        0.2
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN INDONESIA                  179,575        306,386        0.2
--------------------------------------------------------------------------------------------------------------------------
ITALY           TELECOMMUNICATIONS           761,900     Societa Finanziara
                                                           Telefonica S.p.A.
                                                         (STET).................     1,629,934      2,571,867        1.8
                                             729,600     Telecom Italia Mobile
                                                           S.p.A................       684,328      1,842,922        1.3
                                             729,600     Telecom Italia
                                                           S.p.A................       950,865      1,893,380        1.3
                                                                                   -----------      ---------      ------
                                                                                     3,265,127      6,308,169        4.4
                ----------------------------------------------------------------------------------------------------------
                UTILITIES--GAS               513,400     Italgas Torino.........     1,581,576      2,142,196        1.5
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN ITALY                    4,846,703      8,450,365        5.9
--------------------------------------------------------------------------------------------------------------------------
MALAYSIA        TELECOMMUNICATIONS           139,000     Telekom Malaysia BHD...       962,438      1,238,614        0.9
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN MALAYSIA                   962,438      1,238,614        0.9
--------------------------------------------------------------------------------------------------------------------------
MEXICO          TELECOMMUNICATIONS            29,000     Telefonos de Mexico,
                                                           S.A. de C.V.
                                                           (Telemex) (ADR)*.....     1,706,306        957,000        0.7
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN MEXICO                   1,706,306        957,000        0.7
--------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND     TELECOMMUNICATIONS            36,800     Telecom Corporation of
                                                           New Zealand Ltd.
                                                           (ADR)*...............     1,680,030      2,980,800        2.1
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN NEW ZEALAND              1,680,030      2,980,800        2.1
--------------------------------------------------------------------------------------------------------------------------
PERU            TELECOMMUNICATIONS            73,000     Telefonica del Peru,
                                                           S.A. (ADR)*..........     1,496,500      1,377,875        1.0
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN PERU                     1,496,500      1,377,875        1.0
--------------------------------------------------------------------------------------------------------------------------
PHILIPPINES     TELECOMMUNICATIONS            21,800     Philippine Long Distance
                                                           Telephone Co.
                                                           (ADR)*...............     1,270,791      1,111,800        0.8
                ----------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC           74,100     Manila Electric Co.
                                                           (MERALCO) 'B'........       518,117        606,683        0.4
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN THE PHILIPPINES          1,788,908      1,718,483        1.2
--------------------------------------------------------------------------------------------------------------------------
PORTUGAL        TELECOMMUNICATIONS            65,720     Portugal Telecom, S.A.
                                                           (ADR)*...............     1,417,539      1,856,590        1.3
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN PORTUGAL                 1,417,539      1,856,590        1.3
--------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA     UTILITIES--ELECTRIC           40,800     Korea Electric Power
                                                           Corp. (ADR)*.........       821,100        836,400        0.6
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN SOUTH KOREA                821,100        836,400        0.6
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                           SHARES                                                   VALUE       PERCENT OF
    COUNTRY             INDUSTRY            HELD              COMMON STOCKS           COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
SPAIN           TELECOMMUNICATIONS            50,700     Telefonica de Espana
                                                           S.A. (ADR)*..........  $  1,942,165   $  3,510,975        2.5%
                ----------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC           36,400     Empresa Nacional de
                                                           Electricidad, S.A.
                                                         (Endesa) (ADR)*........     1,634,684      2,548,000        1.8
                                              15,000     HidroCantabrico,
                                                           S.A..................       503,484        572,303        0.4
                                             131,000     Iberdrola I S.A. ......       879,896      1,856,010        1.3
                                                                                   -----------      ---------      ------
                                                                                     3,018,064      4,976,313        3.5
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN SPAIN                    4,960,229      8,487,288        6.0
--------------------------------------------------------------------------------------------------------------------------
SWITZERLAND     UTILITIES--ELECTRIC            1,500     Elektrowatt AG.........       588,618        597,177        0.4
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN SWITZERLAND                588,618        597,177        0.4
--------------------------------------------------------------------------------------------------------------------------
THAILAND        TELECOMMUNICATIONS             2,000     +TelecomAsia
                                                           Corporation Public
                                                           Co., Ltd. (ADR)*.....        43,740         40,000        0.0
                ----------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC           68,000     Electricity Generating
                                                           Company of Thailand
                                                           (EGCOMP).............        60,715        185,597        0.1
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN THAILAND                   104,455        225,597        0.1
--------------------------------------------------------------------------------------------------------------------------
UNITED          TELECOMMUNICATIONS            57,000     British Telecom-
KINGDOM                                                    munications PLC......       406,712        385,187        0.3
                                              10,000     British Telecommun-
                                                           ications PLC (ADR)*..       741,450        686,250        0.5
                                              87,000     Vodafone Group PLC
                                                           (ADR)*...............     2,549,289      3,599,625        2.5
                                                                                   -----------      ---------      ------
                                                                                     3,697,451      4,671,062        3.3
                ----------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC           73,714     London Electricity
                                                           PLC..................       860,944        858,178        0.6
                                             167,500     National Power PLC.....     1,238,839      1,401,274        1.0
                                              92,690     PowerGen PLC...........       678,633        910,215        0.6
                                                                                   -----------      ---------      ------
                                                                                     2,778,416      3,169,667        2.2
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN THE UNITED KINGDOM       6,475,867      7,840,729        5.5
--------------------------------------------------------------------------------------------------------------------------
UNITED          INDEPENDENT POWER             40,000     Enron Global Power &
STATES          PRODUCERS                                  Pipelines L.L.C. ....       930,101      1,080,000        0.8
                ----------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS            10,000     AT&T Corp. ............       405,165        435,000        0.3
                                              36,400     +AirTouch
                                                           Communications,
                                                           Inc..................       879,157        919,100        0.6
                                              25,800     Ameritech Corp. .......     1,030,404      1,564,125        1.1
                                               8,000     Bell Atlantic Corp. ...       447,000        518,000        0.4
                                              37,400     BellSouth Corp. .......     1,138,507      1,510,025        1.1
                                              42,000     Frontier Corp. ........       969,520        950,250        0.7
                                              33,500     GTE Corp. .............     1,124,815      1,524,250        1.1
                                               3,240     Lucent Technologies....       159,185        149,850        0.1
                                              20,000     MCI Communications
                                                           Corp. ...............       602,500        652,500        0.4
                                              31,000     NYNEX Corp. ...........     1,184,107      1,491,875        1.0
                                              29,300     SBC Communications,
                                                           Inc..................     1,233,299      1,516,275        1.1
                                              30,000     Sprint Corp............       864,273      1,196,250        0.8
                                              24,900     U S West Com-
                                                           munications Group....       606,619        803,025        0.6
                                                                                   -----------     ----------      ------
                                                                                    10,644,551     13,230,525        9.3
                ----------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC           65,600     Allegheny Power System,
                                                           Inc..................     1,689,846      1,992,600        1.4
                                              25,000     American Electric Power
                                                           Company, Inc.........     1,092,125      1,028,125        0.7
                                              72,500     Boston Edison Co.......     2,012,799      1,948,437        1.4
                                              84,192     CINergy Corp...........     2,052,668      2,809,908        2.0

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                           SHARES                                                   VALUE       PERCENT OF
    COUNTRY             INDUSTRY            HELD              COMMON STOCKS           COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
UNITED          UTILITIES--                   49,300     Consolidated Edison
STATES          ELECTRIC                                 Co. of New York........  $  1,597,050   $  1,442,025        1.0%
(CONCLUDED)     (CONCLUDED)                   31,500     DTE Energy.............       989,953      1,019,812        0.7
                                              26,400     Dominion Resources,
                                                           Inc..................     1,242,516      1,016,400        0.7
                                              31,000     Duke Power Co..........     1,172,492      1,433,750        1.0
                                              97,000     Edison International...     1,800,212      1,927,875        1.3
                                              50,000     Enova Corporation
                                                           Holding Co...........     1,184,750      1,137,500        0.8
                                              54,300     Entergy Corp...........     1,905,240      1,506,825        1.1
                                              30,000     FPL Group, Inc.........     1,374,501      1,380,000        1.0
                                              85,200     GPU, Inc...............     2,559,840      2,864,850        2.0
                                             146,200     Houston Industries,
                                                           Inc..................     3,215,466      3,307,775        2.3
                                              56,000     NIPSCO Industries,
                                                           Inc..................     1,787,890      2,219,000        1.5
                                              50,700     New York State Electric
                                                           & Gas Corp...........     1,537,761      1,096,387        0.8
                                              93,800     PECO Energy Co.........     2,719,313      2,368,450        1.7
                                              72,800     PacifiCorp.............     1,401,416      1,492,400        1.0
                                              44,000     Public Service Co. of
                                                           Colorado.............     1,312,146      1,710,500        1.2
                                              86,200     Southern Co............     1,846,654      1,950,275        1.4
                                              55,000     Texas Utilities Co.....     2,237,675      2,241,250        1.6
                                                                                   -----------      ---------     ------
                                                                                    36,732,313     37,894,144       26.6
                ----------------------------------------------------------------------------------------------------------
                UTILITIES--GAS                33,100     AGL Resources Inc......       619,896        699,237        0.5
                                              33,000     The Brooklyn Union Gas
                                                           Co...................       855,855        994,125        0.7
                                              52,000     The Coastal Corp.......     1,509,758      2,541,500        1.8
                                              24,800     El Paso Natural Gas
                                                           Co...................       895,148      1,252,400        0.9
                                              55,000     MDU Resources Group,
                                                           Inc..................     1,171,945      1,265,000        0.9
                                              26,100     National Fuel Gas
                                                           Company..............       788,314      1,076,625        0.7
                                              25,000     New Jersey Resources
                                                           Corp.................       656,623        731,250        0.5
                                              53,500     Questar Corp...........     1,908,628      1,966,125        1.4
                                              72,200     Sonat, Inc.............     2,342,585      3,718,300        2.6
                                              49,800     Washington Gas Light
                                                           Co...................     1,046,197      1,126,725        0.8
                                             117,900     Williams Co., Inc......     2,298,643      4,421,250        3.1
                                                                                   -----------     ----------     ------
                                                                                    14,093,592     19,792,537       13.9
                ----------------------------------------------------------------------------------------------------------
                UTILITIES--WATER              38,000     American Water Works
                                                           Co., Inc.............       714,875        783,750        0.5
                ----------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         IN THE UNITED STATES       63,115,432     72,780,956       51.1
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN
                                                         COMMON STOCKS             110,223,157    135,138,132       94.9
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                             FACE              FIXED-INCOME                         VALUE       PERCENT OF
    COUNTRY             INDUSTRY            AMOUNT              SECURITIES            COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
AUSTRALIA       TELECOMMUNICATIONS        US$1,040,000     Telstra Corp. Ltd.,
                                                             6.50% due
                                                             7/31/2003(a).......  $  1,084,062   $  1,020,240        0.7%
                ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME
                                                           SECURITIES IN
                                                             AUSTRALIA               1,084,062      1,020,240        0.7
---------------------------------------------------------------------------------------------------------------------
KOREA           UTILITIES--ELECTRIC          1,000,000     Korea Electric Power
                                                             Corp., 6.375% due
                                                             12/01/2003.........       985,510        971,750        0.7
                ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME
                                                           SECURITIES IN KOREA         985,510        971,750        0.7
---------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN
                                                           FIXED-INCOME
                                                             SECURITIES              2,069,572      1,991,990        1.4
---------------------------------------------------------------------------------------------------------------------
                                                           SHORT-TERM SECURITIES
  ---------------------------------------------------------------------------------------------------------------------
                COMMERCIAL PAPER***          5,049,000     General Electric
                                                             Capital Corp.,
                                                             7.10% due
                                                             1/02/1997..........     5,047,008      5,047,008        3.5
                ------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN
                                                           SHORT-TERM SECURITIES     5,047,008      5,047,008        3.5
---------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS....  $117,339,737    142,177,130       99.8
                                                                                  =============
                                                           OTHER ASSETS LESS
                                                             LIABILITIES........                      260,671        0.2
                                                                                                 ------------   ----------
                                                           NET ASSETS...........                 $142,437,801      100.0%
                                                                                                 =============  ===========
---------------------------------------------------------------------------------------------------------------------

  * American Depositary Receipts (ADR).

 ** Global Depositary Receipts (GDR).

*** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

  + Non-income producing security.

(a) Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $3,420,000, representing 2.4% of net assets.
--------------------------------------------------------------------------------

                                                                                                               VALUE
                               ISSUE                                   ACQUISITION DATE(S)        COST       (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------
Central Costanera S.A. (ADR)........................................        12/17/1993         $  261,847    $  238,975
Distribuidora Chilectra Metropolitana, S.A. (ADR)...................   8/06/1993-12/21/1993     1,098,338     1,860,300
Tata Electric Companies (GDR).......................................        2/22/1994             710,000       300,000
Telestra Corp. Ltd., 6.50% due 7/31/2003............................    7/26/1993-9/29/1993     1,084,062     1,020,240
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                          $3,154,247    $3,419,515
                                                                                               ==========    ==========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                    FACE                                                                        VALUE
                                   AMOUNT                          ISSUE                          COST        (NOTE 1A)
 ---------------------------------------------------------------------------------------------------------------------
                                                    US GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE       $ 3,000,000   Federal Home Loan Mortgage Corp.,
CORPORATION--3.4%                              7.14% due 9/13/2006..........................   $ 3,064,440   $ 3,082,019
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL HOME LOAN MORTGAGE CORP.            3,064,440     3,082,019
---------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE                      Federal National Mortgage Association:
ASSOCIATION--14.8%                 2,000,000     8.90% due 6/12/2000........................     2,171,480     2,161,880
                                   1,045,000     7.50% due 2/11/2002........................     1,088,232     1,093,007
                                   4,000,000     7.40% due 7/01/2004........................     4,157,540     4,191,880
                                     500,000     7.85% due 9/10/2004........................       499,297       511,720
                                   2,000,000     7.65% due 3/10/2005........................     2,091,140     2,125,320
                                   3,000,000     7.375% due 3/28/2005.......................     3,158,430     3,138,750
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION      13,166,119    13,222,557
---------------------------------------------------------------------------------------------------------------------
US TREASURY NOTES--72.4%                       US Treasury Notes:
                                   2,000,000     7.125% due 2/29/2000.......................     2,004,375     2,059,060
                                   1,000,000     6.875% due 3/31/2000.......................     1,019,375     1,022,500
                                   5,000,000     7.50% due 11/15/2001.......................     5,140,469     5,263,300
                                  11,500,000     6.375% due 8/15/2002.......................    11,488,545    11,575,440
                                   2,000,000     6.25% due 2/15/2003........................     1,992,656     1,997,500
                                   3,000,000     5.75% due 8/15/2003........................     2,835,781     2,910,000
                                  12,000,000     7.25% due 5/15/2004........................    12,468,047    12,626,280
                                   3,000,000     7.25% due 8/15/2004........................     3,219,375     3,157,500
                                   4,000,000     7.875% due 11/15/2004......................     4,440,000     4,365,000
                                   8,000,000     6.50% due 5/15/2005........................     7,732,480     8,053,760
                                   3,000,000     6.875% due 5/15/2006.......................     3,082,187     3,091,410
                                   6,000,000     7.00% due 7/15/2006........................     6,079,687     6,233,460
                                   2,500,000     6.50% due 10/15/2006.......................     2,488,359     2,513,675
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL US TREASURY NOTES                          63,991,336    64,868,885
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT & AGENCY
                                               OBLIGATIONS--90.6%                               80,221,895    81,173,461
---------------------------------------------------------------------------------------------------------------------
                                                 SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS*--5.2%       4,661,000   UBS Securities Funding, Inc. purchased on
                                                 12/31/1996 to yield 6.75% to 1/02/1997.....     4,661,000     4,661,000
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                  US Treasury Bills:
OBLIGATIONS**--2.2%                1,000,000     4.55% due 1/09/1997........................       998,863       998,863
                                   1,000,000     4.60% due 1/16/1997........................       997,956       997,956
                                                                                               -----------
                                                                                                 1,996,819     1,996,819
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES                       6,657,819     6,657,819
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS--98.0%.....................   $86,879,714    87,831,280
                                                                                               ===========
                                               OTHER ASSETS LESS LIABILITIES--2.0%..........                   1,749,512
                                               NET ASSETS--100.0%...........................                 $89,580,792

--------------------------------------------------------------------------------

 * Repurchase Agreements are fully collateralized by US Government Obligations.

** Certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                            VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST        (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
AIRLINES--1.0%              B+       B1        $4,000,000     USAir, Inc., 10.375% due
                                                                3/01/2013....................  $  3,935,000   $  4,180,000
--------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.9%            B        B3         2,000,000     Collins & Aikman Corp., 11.50%
                                                                due 4/15/2006................     2,000,000      2,180,000
                            B        B2         2,000,000     Exide Corp., 11.64% due
                                                                12/15/2004(d)................     1,817,902      1,840,000
                                                                                               ------------   ------------
                                                                                                  3,817,902      4,020,000
--------------------------------------------------------------------------------------------------------------------------
BROADCASTING &              BB       Ba3        4,000,000     Grupo Televisa S.A., 11.375%
PUBLISHING--4.4%                                                due 5/15/2003................     4,025,000      4,295,000
                            BB-      B1         5,000,000     Hollinger, International Inc.,
                                                                9.25% due 2/01/2006..........     4,961,250      4,950,000
                            BB-      Ba3        1,000,000     K-III Communications Corp.,
                                                                10.25% due 6/01/2004.........       995,000      1,040,000
                            B        Caa        4,300,000     NWCG Holding Corp., 13.50% due
                                                                6/15/1999(d).................     3,121,269      3,547,500
                                                              Sinclair Broadcasting Group
                                                                Inc.:
                            B        B2         2,500,000       10% due 12/15/2003...........     2,436,250      2,537,500
                            B        B2         2,000,000       10% due 9/30/2005............     1,993,750      2,030,000
                                                                                               ------------   ------------
                                                                                                 17,532,519     18,400,000
--------------------------------------------------------------------------------------------------------------------------
BROADCASTING/               CCC+     Caa        5,023,939     American Telecasting, Inc.,
CABLE--11.3%                                                    14.38% due 6/15/2004(d)(e)...     3,531,401      2,059,815
                            B-       B2         1,500,000     Argyle Television Inc., 9.75%
                                                                due 11/01/2005...............     1,447,500      1,522,500
                            CCC+     Caa        8,000,000     Australis Media Ltd., 14.59%
                                                                due 5/15/2003(d).............     4,978,793      4,200,000
                            BB-      B2         9,000,000     Bell Cablemedia PLC, 11.74% due
                                                                9/15/2005(d).................     5,917,159      7,222,500
                            BB-      Ba3        3,000,000     Century Communications Corp.,
                                                                9.50% due 3/01/2005..........     2,953,750      3,075,000
                            CCC+     Caa        5,500,000     Echostar Satellite
                                                                Broadcasting, 13.15% due
                                                                3/15/2004(d).................     3,654,874      4,207,500
                            NR*      NR*        2,000,000     #Globo Communicacoes
                                                                Participacoes, 10.50% due
                                                                12/20/2006...................     2,006,250      2,012,500
                            B        B2         4,000,000     #Intermedia Capital Partners,
                                                                11.25% due 8/01/2006.........     3,997,500      4,160,000
                            BB+      Ba3        5,000,000     Lenfest Communications, Inc.,
                                                                8.375% due 11/01/2005........     4,627,500      4,831,250
                            B        B1         4,000,000     #Olympus Communications L.P.,
                                                                10.625% due 11/15/2006.......     4,000,000      4,095,000
                            B-       B3         2,000,000     SFX Broadcasting Inc., 10.75%
                                                                due 5/15/2006................     1,990,000      2,110,000
                                                              Videotron Holdings PLC:
                            B+       B3         5,500,000       11.77% due 7/01/2004(d)......     4,029,842      4,785,000
                            BB+      Ba3        2,500,000       10.625% due 2/15/2005........     2,559,375      2,750,000
                                                                                               ------------   ------------
                                                                                                 45,693,944     47,031,065
--------------------------------------------------------------------------------------------------------------------------
BUILDING                    BB       B1         2,500,000     #Cemex S.A., 12.75% due
MATERIALS--1.5%                                                 7/15/2006....................     2,500,000      2,793,750
                            B        B3         3,340,000     Pacific Lumber Co., 10.50% due
                                                                3/01/2003....................     3,252,088      3,390,100
                                                                                               ------------   ------------
                                                                                                  5,752,088      6,183,850
--------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--1.6%         B+       B1         1,660,000     Essex Group, Inc., 10% due
                                                                5/01/2003....................     1,668,925      1,701,500
                            B-       B3         4,500,000     International Wire Group Inc.,
                                                                11.75% due 6/01/2005.........     4,490,625      4,815,000
                                                                                               ------------   ------------
                                                                                                  6,159,550      6,516,500
--------------------------------------------------------------------------------------------------------------------------
CHEMICALS -- 1.9%           B+       Ba3        4,100,000     Agricultural Minerals &
                                                                Chemicals Co., L.P., 10.75%
                                                                due 9/30/2003................     4,123,188      4,458,750
                            B+       Ba3        3,500,000     #ISP Holdings Inc., 9.75% due
                                                                2/15/2002....................     3,500,000      3,587,500
                                                                                               ------------   ------------
                                                                                                  7,623,188      8,046,250
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                            VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST        (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--            NR*      NR*       $3,000,000     #Comtel Brasileira Ltd., 10.75%
8.7%                                                            due 9/26/2004................  $  3,000,000   $  3,082,500
                            B-       B3         8,000,000     Millicom International Celular
                                                                S.A., 13.31% due
                                                                6/01/2006(d).................     4,555,660      4,960,000
                            CCC-     B3         6,000,000     Nextel Communications, Inc.,
                                                                14.11% due 8/15/2004(d)......     3,722,677      4,095,000
                            B        B2         3,000,000     #Paging Network, Inc., 10% due
                                                                10/15/2008...................     3,003,750      3,041,250
                            B        B3         3,000,000     Panamsat L.P., 12.16% due
                                                                8/01/2003(d).................     2,413,727      2,790,000
                            BB-      B2         3,000,000     Rogers Communications Inc.,
                                                                10.875% due 4/15/2004........     3,042,500      3,150,000
                            BB-      B1         4,000,000     Telefonica de Argentina S.A.,
                                                                11.875% due 11/01/2004.......     3,917,780      4,420,000
                            BB       B1         7,000,000     TeleWest Communications PLC,
                                                                11.45% due 10/01/2007(d).....     4,520,553      4,882,500
                            B-       B2         3,000,000     USA Mobile Communications
                                                                Holdings, Inc., 9.50% due
                                                                2/01/2004....................     2,710,000      2,850,000
                            B+       B1         1,500,000     Vanguard Cellular Systems,
                                                                9.375% due 4/15/2006.........     1,500,000      1,522,500
                            B-       B3         1,000,000     Western Wireless Corp., 10.50%
                                                                due 2/01/2007................       990,000      1,046,250
                                                                                               ------------   ------------
                                                                                                 33,376,647     35,840,000
--------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--         B-       B3         3,000,000     Dictaphone Corp., 11.75% due
0.7%                                                            8/01/2005....................     2,943,750      2,760,000
--------------------------------------------------------------------------------------------------------------------------
CONGOLOMERATES--            CCC+     B3         2,125,000     Interlake Corp., 12.125% due
2.0%                                                            3/01/2002....................     2,000,750      2,199,375
                            B+       B2         2,000,000     JB Poindexter & Co., 12.50% due
                                                                5/15/2004....................     2,000,000      1,950,000
                            NR*      NR*          890,000     MacAndrews & Forbes Group,
                                                                Inc.,13% due 3/01/1999.......       868,373        890,000
                                                              Sequa Corp.:
                            B+       B1           750,000       9.625% due 10/15/1999........       740,625        772,500
                            B+       B3         2,500,000       9.375% due 12/15/2003........     2,512,813      2,550,000
                                                                                               ------------   ------------
                                                                                                  8,122,561      8,361,875
--------------------------------------------------------------------------------------------------------------------------
CONSUMER--                  B        NR*        5,000,000     Coleman Holdings, Inc.,
PRODUCTS--5.7%                                                  11.39% due 5/27/1998(d)......     4,254,825      4,150,000
                            B+       Ba3        1,250,000     Coty Inc., 10.25% due
                                                                5/01/2005....................     1,250,000      1,356,250
                            B+       Ba2        7,000,000     International Semi-Tech
                                                                Microelectronics, Inc.,
                                                                13.13% due 8/15/2003(d)......     4,229,935      4,515,000
                            B-       B2         3,619,000     Polymer Group Inc., 12.25% due
                                                                7/15/2002....................     3,678,048      3,953,758
                            B-       B2         4,500,000     Samsonite Corp., 11.125% due
                                                                7/15/2005....................     4,348,750      4,927,500
                            B+       B1         4,500,000     Sealy Corp., 9.50% due
                                                                5/01/2003....................     4,453,125      4,545,000
                                                                                               ------------   ------------
                                                                                                 22,214,683     23,447,508
--------------------------------------------------------------------------------------------------------------------------
DEFENSE--0.7%               B+       B1         3,000,000     #Newport News Ship, 9.25% due
                                                                12/01/2006...................     3,000,000      3,090,000
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--0.6%                                             Foamex L.P.:
                            B+       B1           530,000       9.50% due 6/01/2000..........       517,413        537,950
                            B        B1         1,950,000       11.25% due 10/01/2002........     1,936,375      2,067,000
                                                                                               ------------   ------------
                                                                                                  2,453,788      2,604,950
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                            VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST        (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
ENERGY--6.2%                B        B2        $4,500,000     Benton Oil & Gas Co, 11.625%
                                                                due 05/01/2003...............  $  4,500,000   $  4,983,750
                            B+       B1         1,750,000     #Parker Drilling Co., 9.75% due
                                                                11/15/2006...................     1,758,750      1,846,250
                            NR*      NR*        3,000,000     #Petroleo Brasileiro S.A.--
                                                                Petrobras, 10% due
                                                                10/17/2006...................     3,000,313      3,033,750
                            NR*      NR*        4,000,000     #Transamerican Exploration
                                                                Corp., 14% due 9/19/1998.....     3,960,000      4,040,000
                            CCC+     Caa        3,400,000     Transamerican Refining Corp.,
                                                                19.11% due 2/15/2002(d)......     2,731,372      2,805,000
                            BB-      B2         4,500,000     TransTexas Gas Corp., 11.50%
                                                                due 6/15/2002................     4,498,750      4,860,000
                            BB-      B1         4,500,000     Yacimientos Petroliferos
                                                                Fiscales S.A., 8% due
                                                                2/15/2004....................     3,694,375      4,342,500
                                                                                               ------------   ------------
                                                                                                 24,143,560     25,911,250
--------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.1%         B        B2         5,000,000     Six Flags Theme Parks Corp.,
                                                                12.25% due 6/15/2005(d)......     4,237,019      4,700,000
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--1.0%    BB-      B1         4,000,000     Reliance Group Holdings Inc.,
                                                                9.75% due 11/15/2003.........     3,898,750      4,160,000
--------------------------------------------------------------------------------------------------------------------------
FOOD &                      B+       B1         4,500,000     Chiquita Brands International
BEVERAGE--3.5%                                                Inc., 9.125% due 3/01/2004.....     4,448,750      4,545,000
                            NR*      NR*        1,893,000     Cumberland Farms, Inc., 10.50%
                                                                due 10/01/2003...............     1,852,774      1,807,815
                            CCC+     Caa        2,500,000     Del Monte Corp., 10% due
                                                                5/01/2003....................     2,310,000      2,387,500
                            B-       B3         1,500,000     Envirodyne Industries, Inc.,
                                                                10.25% due 12/01/2001........     1,528,125      1,436,250
                            B        B3         4,500,000     Specialty Foods Corp., 11.125%
                                                                due 10/01/2002...............     4,444,375      4,275,000
                                                                                               ------------   ------------
                                                                                                 14,584,024     14,451,565
--------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT          BB-      B1         4,000,000     Republic of Argentina, 8.375%
OBLIGATIONS--0.9%                                               due 12/20/2003...............     3,175,000      3,765,000
--------------------------------------------------------------------------------------------------------------------------
GAMING--2.5%                B        B3         4,000,000     Greate Bay Properties, Inc.,
                                                                10.875% due 1/15/2004........     3,590,000      3,360,000
                            D        Caa        4,500,000     Harrah's Jazz Company, 14.25%
                                                                due 11/15/2001(c)............     4,468,750      2,210,625
                            BB-      B1         5,000,000     Trump Atlantic City
                                                                Association, 11.25% due
                                                                5/01/2006....................     4,961,250      4,950,000
                                                                                               ------------   ------------
                                                                                                 13,020,000     10,520,625
--------------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES--2.1%       B+       B1         4,000,000     Beverly Enterprises, Inc., 9%
                                                                due 2/15/2006................     3,740,000      4,020,000
                            B+       B2         3,000,000     Quest Diagnostic Inc., 10.75%
                                                                due 12/15/2006...............     3,000,000      3,150,000
                            B        B3         2,000,000     Unilab Corp., 11% due
                                                                4/01/2006....................     1,995,000      1,350,000
                                                                                               ------------   ------------
                                                                                                  8,735,000      8,520,000
--------------------------------------------------------------------------------------------------------------------------
HOME-BUILDERS--0.6%         B-       B2         2,500,000     Del Webb Corporation, 9% due
                                                                2/15/2006....................     2,497,500      2,437,500
--------------------------------------------------------------------------------------------------------------------------
HOTELS--1.1%                BB-      Ba3        4,500,000     HMC Acquisition Properties, 9%
                                                                due 12/15/2007...............     4,202,500      4,567,500
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER           BB-      Ba3        2,750,000     AES China Generating Co. Ltd.
PRODUCERS--2.1%                                                 (Class A), 10.125% due
                                                                12/15/2006...................     2,747,360      2,860,000
                            BB       B2         2,500,000     California Energy Company,
                                                                Inc., 9.875% due 6/30/2003...     2,518,750      2,625,000
                            NR*      NR*        1,500,000     Consolidated Hydro, Inc.,
                                                                11.80% due 7/15/2003(d)......     1,256,950        480,000
                                                              Midland Cogeneration Venture
                                                                L.P.:
                            BB       Ba3        2,327,454     10.33% due 7/23/2002(e)........     2,367,215      2,478,739
                            B-       B2           250,000     11.75% due 7/23/2005...........       250,000        276,790
                                                                                               ------------   ------------
                                                                                                  9,140,275      8,720,529
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                            VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST        (NOTE 1A)
  ---------------------------------------------------------------------------------------------------------------------
METALS & MINING--           B-       B2        $4,500,000     Kaiser Aluminum Corp., 12.75%
1.8%                                                            due 2/01/2003................  $  4,770,000   $  4,837,500
                            B-       B3         3,000,000     Maxxam Group, Inc., 12.25% due
                                                                8/01/2003(d).................     2,484,169      2,557,500
                                                                                               ------------   ------------
                                                                                                  7,254,169      7,395,000
---------------------------------------------------------------------------------------------------------------------
PACKAGING--2.1%                                               Owens-Illinois, Inc.:
                            B+       B2         2,000,000       10% due 8/01/2002............     2,000,000      2,090,000
                            BB       Ba3        2,000,000       11% due 12/01/2003...........     2,145,312      2,225,000
                            B        B2         4,000,000     Portola Packaging Inc., 10.75%
                                                                due 10/01/2005...............     4,000,000      4,170,000
                                                                                               ------------   ------------
                                                                                                  8,145,312      8,485,000
---------------------------------------------------------------------------------------------------------------------
PAPER--4.6%                 B        B3         4,000,000     Crown Paper Co., 11% due
                                                                9/01/2005....................     3,663,750      3,760,000
                            B        B2         3,000,000     Fort Howard Corp., 9% due
                                                                2/01/2006....................     2,895,000      3,030,000
                            BB-      B2         3,000,000     Repap Wisconsin Finance, Inc.,
                                                                9.25% due 2/01/2002..........     2,760,000      3,022,500
                            B        B3         4,000,000     Riverwood International Corp.,
                                                                10.875% due 4/01/2008........     3,978,750      3,700,000
                            B+       B1         2,000,000     S.D. Warren Co., 12% due
                                                                12/15/2004...................     2,000,000      2,160,000
                                                              Stone Container Corp.:
                            B+       B1         1,950,000       9.875% due 2/01/2001.........     1,869,375      1,969,500
                            BB-      B1         1,300,000       10.75% due 10/01/2002........     1,287,000      1,369,875
                                                                                               ------------   ------------
                                                                                                 18,453,875     19,011,875
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.5%           NR*      NR*        3,000,000     Rockefeller Center Properties,
                                                                11.09% Inc., due 12/31/2000
                                                                (Convertible)(d).............     1,965,742      1,852,500
---------------------------------------------------------------------------------------------------------------------
RESTAURANTS--1.5%                                             Foodmaker, Inc.:
                            B        B1         4,000,000       9.25% due 3/01/1999..........     4,010,000      4,090,000
                            CCC+     B1         2,000,000       9.75% due 11/01/2003.........     1,972,075      1,965,000
                                                                                               ------------   ------------
                                                                                                  5,982,075      6,055,000
---------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY--0.1%      D        Caa        4,500,000     Bradlees, Inc., 11% due
                                                                8/01/2002(c).................     4,466,562        472,500
---------------------------------------------------------------------------------------------------------------------
STEEL--0.8%                 B        B2         3,500,000     Weirton Steel Corp., 10.75% due
                                                                6/01/2005....................     3,346,250      3,430,000
---------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--1.5%          B        B2         3,500,000     Penn Traffic American Corp.,
                                                                8.625% due 12/15/2003........     2,888,750      2,878,750
                            B        B1         1,000,000     Ralph's Grocery Co., 10.45% due
                                                                6/15/2004....................       962,500      1,063,750
                            B        B1         2,000,000     Ralph's Grocery Co. (New),
                                                                10.45% due 6/15/2004.........     1,897,358      2,125,000
                                                                                               ------------   ------------
                                                                                                  5,748,608      6,067,500
---------------------------------------------------------------------------------------------------------------------
TEXTILES--2.3%              B-       Caa        3,000,000     Decorative Home Accents, Inc.
                                                                (Class F), 13% due
                                                                6/30/2002....................     2,977,008      1,950,000
                            BB-      Ba3        3,500,000     Tultex Corp., 10.625% due
                                                                3/15/2005....................     3,500,000      3,815,000
                            B+       B2         3,500,000     Westpoint Stevens Industries,
                                                                Inc., 9.375% due 12/15/2005..     3,291,250      3,605,000
                                                                                               ------------   ------------
                                                                                                  9,768,258      9,370,000
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.5%        BB-      B1         4,000,000     Sea Containers Ltd., 12.50% due
                                                                12/01/2004...................     4,380,000      4,400,000
                            B-       B3         3,700,000     Transtar Holdings Inc., 11.02%
                                                                due 12/15/2003(d)............     2,720,132      2,960,000
                            BB       Ba2        3,000,000     Viking Star Shipping Co.,
                                                                9.625% due 7/15/2003.........     2,905,937      3,138,750
                                                                                               ------------   ------------
                                                                                                 10,006,069     10,498,750
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                            VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST        (NOTE 1A)
  ---------------------------------------------------------------------------------------------------------------------
UTILITIES--4.8%             B+       B1        $3,453,000     Beaver Valley Funding Corp., 9%
                                                                due 6/01/2017................  $  3,252,225   $  3,297,580
                                                              CTC Mansfield Funding Corp.:
                            B+       Ba3          995,000       10.25% due 3/30/2003.........       978,850      1,009,686
                            B+       Ba3        2,300,000       11.125% due 9/30/2016........     2,402,500      2,426,500
                            BB       Ba2        2,000,000     Cleveland Electric Illuminating
                                                                Co., 9.50% due 5/15/2005.....     1,996,160      2,108,760
                            BB-      B1         4,000,000     Metrogas S.A., 12% due
                                                                8/15/2000....................     3,935,000      4,390,000
                            BBB-     NR*        3,000,000     +Trans Gas de Occidente S.A.,
                                                                9.79% due 11/01/2010.........     3,000,000      3,105,000
                                                              +Tucson Electric & Power Co.:
                            NR*      NR*        3,070,687       10.21% due 1/01/2009.........     2,948,074      2,990,357
                            NR*      NR*          500,000       10.732% due 1/01/2013........       461,050        489,995
                                                                                               ------------   ------------
                                                                                                 18,973,859     19,817,878
---------------------------------------------------------------------------------------------------------------------
WASTE                       D        Ca         3,500,000     Mid-American Waste Systems,
MANAGEMENT--0.3%                                                Inc., 12.25% due 2/15/2003...     3,555,000      1,225,000
---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN CORPORATE
                                                              BONDS--84.9%                      347,925,027    351,916,970
---------------------------------------------------------------------------------------------------------------------

                                                SHARES
                                                 HELD                PREFERRED STOCKS
  ---------------------------------------------------------------------------------------------------------------------
BROADCASTING &                                     15,259     K-III Communications Corp.
PUBLISHING--1.8%                                                (Series B)(a)................     1,513,108      1,533,622
                                                    5,375     Time Warner Inc. (Series
                                                                M)(a)........................     5,376,812      5,831,875
                                                                                               ------------   ------------
                                                                                                  6,889,920      7,365,497
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--0.7%                                3,000     +Paxson Communications(a)......     2,835,000      2,857,500
---------------------------------------------------------------------------------------------------------------------
INDUSTRIALS--0.7%                                  30,000     Cablevision Systems Corp.,
                                                                (Series M)(a)................     2,617,500      2,760,000
---------------------------------------------------------------------------------------------------------------------
PACKAGING--0.6%                                     2,578     +Silgan Holdings Inc.(a).......     2,581,120      2,758,460
---------------------------------------------------------------------------------------------------------------------
STEEL--0.7%                                       120,000     USX Capital Corp...............     3,000,000      3,045,000
---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN PREFERRED
                                                              STOCKS--4.5%                       17,923,540     18,786,457
---------------------------------------------------------------------------------------------------------------------
                                                                       COMMON STOCKS
  ---------------------------------------------------------------------------------------------------------------------
BROADCASTING &                                     93,747     On Command Corporation (c).....     2,744,654      1,488,234
PUBLISHING--0.3%
---------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--0.0%                               4,300     FoodBrands America, Inc.(c)....       240,909         59,125
---------------------------------------------------------------------------------------------------------------------
GAMING--0.0%                                        2,500     Goldriver Hotel & Casino
                                                                Finance Corp. (Class B) (c)..        18,603              0
---------------------------------------------------------------------------------------------------------------------
HOTEL--0.0%                                           107     Buckhead America Corp.(c)......           575            642
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.0%                             311     Thermadyne Industries,
                                                                Inc.(c)......................         4,495          8,242
---------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.1%                                 53,022     Grand Union Co.(c).............     3,090,000        258,482
---------------------------------------------------------------------------------------------------------------------
TEXTILES--0.0%                                      3,000     +Decorative Home Accents, Inc.
                                                                (Class F)(c).................        22,992         16,500
---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN COMMON
                                                              STOCKS--0.4%                        6,122,228      1,831,225
---------------------------------------------------------------------------------------------------------------------
                                                                    TRUSTS AND WARRANTS
  ---------------------------------------------------------------------------------------------------------------------
BROADCASTING &                                     29,830     On Command Corporation
  PUBLISHING--0.1%                                              (Warrants)(b)................       238,640        201,353
---------------------------------------------------------------------------------------------------------------------
BROADCASTING/CABLE--0.0%                           23,350     American Telecasting, Inc.
                                                                (Warrants)(b)................         4,776         52,537
---------------------------------------------------------------------------------------------------------------------
ENERGY--0.0%                                       42,733     Transamerican Refining Corp.
                                                                (Warrants) (b)...............        99,622         85,466
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONCLUDED)
--------------------------------------------------------------------------------

                                                 SHARES                                                          VALUE
         INDUSTRY                                 HELD              TRUSTS AND WARRANTS            COST        (NOTE 1A)
  ---------------------------------------------------------------------------------------------------------------------
GAMING--0.0%                                           250     +Goldriver Hotel & Casino
                                                                 Finance Corp., (Liquidating
                                                                 Trust)(c)...................  $      6,000   $      2,141
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS IN TRUSTS
                                                               AND WARRANTS--0.1%                   349,038        341,497
---------------------------------------------------------------------------------------------------------------------

                                                  FACE
                                                 AMOUNT            SHORT-TERM SECURITIES
  ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--3.5%                       $14,421,000     General Electric Capital
                                                                 Corp., 7.10% due
                                                                 1/02/1997...................    14,415,312     14,415,312
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY                                         Federal Home Loan Bank:
OBLIGATIONS**--5.7%                              8,000,000       5.21% due 1/02/1997.........     7,997,684      7,997,684
                                                 8,000,000       5.49% due 1/23/1997.........     7,971,940      7,971,940
                                                 2,618,000     Federal Home Loan Mortgage
                                                                 Corp., 6.50% due 1/02/1997..     2,617,055      2,617,055
                                                 5,000,000     Federal National Mortgage
                                                                 Association, 5.45% due
                                                                 1/14/1997...................     4,989,403      4,989,403
                                                                                               ------------   ------------
                                                                                                 23,576,082     23,576,082
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS IN SHORT-
                                                               TERM SECURITIES--9.2%             37,991,394     37,991,394
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS--99.1%......  $410,311,227    410,867,543
                                                                                               =============
                                                               OTHER ASSETS LESS
                                                                 LIABILITIES--0.9%...........                    3,747,375
                                                                                                              ------------
                                                               NET ASSETS--100.0%............                 $414,614,918
                                                                                                              =============
---------------------------------------------------------------------------------------------------------------------

  * Not Rated.

 ** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

 (a) Represents a pay-in-kind security which may pay interest/dividend in additional face/shares.

 (b) Warrants entitle the portfolio to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date.

 (c) Non-income producing security.

 (d) Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

 (e) Subject to principal paydowns.

  + Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $47,002,000, representing 11.3% of net assets.

    -----------------------------------------------------------------------------------------------------------------
                                                                                                              VALUE
                             ISSUE                                  ACQUISITION DATE(S)        COST         (NOTE 1A)
    -----------------------------------------------------------------------------------------------------------------
    Cemex S.A., 12.75% due 7/15/2006.......................                     7/16/1996   $ 2,500,000    $ 2,793,750
    Comtel Brasileira Ltd., 10.75% due 9/26/2004...........                     9/18/1996     3,000,000      3,082,500
    Decorative Home Accents, Inc. (Class F)................           6/30/1995-9/21/1995        22,992         16,500
    Globo Communicacoes Participacoes, 10.50% due
      12/20/2006...........................................         12/10/1996-12/12/1996     2,006,250      2,012,500
    Goldriver Hotel & Casino Finance Corp. (Liquidating
      Trust)...............................................                     8/31/1992         6,000          2,141
    ISP Holdings Inc., 9.75% due 2/15/2002.................                    10/21/1996     3,500,000      3,587,500
    Intermedia Capital Partners, 11.25% due 8/01/2006......         10/30/1996-11/20/1996     3,997,500      4,160,000
    Newport News Ship, 9.25% due 12/01/2006................                    11/21/1996     3,000,000      3,090,000
    Olympus Communications L.P. 10.625% due 11/15/2006.....                    11/06/1996     4,000,000      4,095,000
    Paging Network, Inc., 10% due 10/15/2008...............          11/25/1996-1/26/1996     3,003,750      3,041,250
    Parker Drilling Co., 9.75% due 11/15/2006..............                     11/6/1996     1,758,750      1,846,250
    Paxson Communications..................................                    12/19/1996     2,835,000      2,857,500
    Petroleo Brasileiro S.A. -- Petrobras,
      10% due 10/17/2006...................................         10/21/1996-11/25/1996     3,000,313      3,033,750
    Silgan Holdings Inc. ..................................           7/17/1996-10/3/1996     2,581,120      2,758,460
    Trans Gas de Occidente S.A., 9.79% due 11/01/2010......                    11/02/1995     3,000,000      3,105,000
    Transamerican Exploration Corp., 14% due 9/19/1998.....                     9/19/1996     3,960,000      4,040,000
    Tucson Electric & Power Co., 10.21% due 1/01/2009......           6/16/1993-4/01/1996     2,948,074      2,990,357
    Tucson Electric & Power Co., 10.732% due 1/01/2013.....                     3/01/1993       461,050        489,995
    -----------------------------------------------------------------------------------------------------------------
    TOTAL                                                                                   $45,580,799    $47,002,453
                                                                                            ===========    ===========
    -----------------------------------------------------------------------------------------------------------------
    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                  SHARES         VALUE
        COMMON STOCKS              HELD        (NOTE 1a)
 -------------------------------------------------------
General Electric Co.++ ......         2,758   $   272,697
Coca-Cola Co.................         4,168       219,341
Exxon Corp...................         2,080       203,840
Intel Corp. .................         1,375       179,953
+Microsoft Corporation.......         2,000       165,250
Merck & Co., Inc. ...........         2,019       160,006
Philip Morris Companies,
  Inc. ......................         1,364       153,620
Royal Dutch Petroleum Co. ...           898       153,333
International Business
  Machines Corp. ............           867       130,917
Procter & Gamble Co. ........         1,143       122,872
American Telephone &
  Telegraph Co. .............         2,714       118,059
Johnson & Johnson Co. .......         2,231       110,992
Bristol-Myers Squibb Co. ....           839        91,241
Pfizer, Inc. ................         1,080        89,505
duPont (E.I.) de Nemours &
  Co. .......................           943        88,996
Wal-Mart Companies, Inc. ....         3,843        87,909
Hewlett-Packard Co. .........         1,703        85,576
American International
  Group, Inc. ...............           787        85,193
Citicorp.....................           788        81,164
Mobil Corp. .................           660        80,685
Disney (Walt) Company
  (The) .....................         1,136        79,094
PepsiCo, Inc. ...............         2,603        76,138
GTE Corp. ...................         1,611        73,301
Gillette Co. ................           927        72,074
Chevron Corp. ...............         1,093        71,045
General Motors Corp. ........         1,266        70,580
+cisco Systems, Inc. ........         1,100        69,988
Federal National Mortgage
  Association................         1,829        68,130
Lilly (Eli) & Co. ...........           924        67,452
BellSouth Corp. .............         1,664        67,184
Amoco Corp. .................           833        67,057
Abbott Laboratories..........         1,301        66,026
Chase Manhattan Corp. .......           735        65,599
Boeing Co. ..................           600        63,825
Ford Motor Co. ..............         1,986        63,304
American Home Products
  Corp. .....................         1,070        62,729
Motorola, Inc. ..............           993        60,945
BankAmerica Corp. ...........           601        59,950
Minnesota Mining &
  Manufacturing Co...........           700        58,012
Ameritech Corporation........           920        55,775
McDonald's Corp. ............         1,169        52,897
SBC Communications, Inc. ....         1,011        52,319
Lucent Technologies, Inc. ...         1,067        49,349
Travelers Corporation........         1,073        48,687
Bell Atlantic Corp. .........           733        47,462
NationsBank Corp. ...........           482        47,115
Unilever N.V. ...............           268        46,967
Columbia/HCA Healthcare
  Corp. .....................         1,125        45,844
+Oracle Corporation..........         1,100        45,787
Kimberly-Clark Corp. ........           473        45,053
American Express Co. ........           794        44,861
Eastman Kodak Co. ...........           558        44,780
Texaco Inc. .................           443        43,469
Allstate Corporation ........           745        43,117

                                  SHARES         VALUE
        COMMON STOCKS              HELD        (NOTE 1a)
 -------------------------------------------------------
Wells Fargo & Co. ...........           155   $    41,811
Schlumberger, Ltd. ..........           413        41,248
Home Depot, Inc. ............           805        40,351
Chrysler Corp................         1,221        40,293
Schering-Plough Corp. .......           619        40,080
Monsanto Co. ................           985        38,292
MCI Communications Corp. ....         1,150        37,519
+WorldCom, Inc. .............         1,435        37,310
Emerson Electric Co. ........           376        36,378
Time Warner, Inc. ...........           953        35,737
Atlantic Richfield Co. ......           269        35,643
NYNEX Corp. .................           737        35,468
First Union Corp. ...........           475        35,150
Warner-Lambert Co. ..........           454        34,050
Pharmacia & Upjohn Inc. .....           851        33,721
+Compaq Computer Corp. ......           454        33,710
Anheuser-Busch
  Companies, Inc. ...........           837        33,480
Federal Home Loan Mortgage
  Corp. .....................           300        33,038
Dow Chemical Co. ............           407        31,899
AlliedSignal Inc. ...........           474        31,758
Campbell Soup Co. ...........           392        31,458
BancOne Corp. ...............           716        30,788
Morgan (J.P.) & Co., Inc. ...           312        30,459
Computer Associates
  International, Inc. .......           611        30,397
Sears, Roebuck & Co. ........           656        30,258
Sara Lee Corporation.........           811        30,210
Lockheed Martin Corp. .......           323        29,554
Nike, Inc. (Class B) ........           483        28,859
Sprint Corp. ................           721        28,750
First Chicago Corp. .........           534        28,702
Xerox Corp. .................           544        28,628
First Data Corporation.......           750        27,375
Medtronic, Inc. .............           401        27,268
Norwest Corp. ...............           620        26,970
Northern Telecom Ltd. .......           433        26,792
United Technologies Corp. ...           403        26,598
WMX Technologies, Inc. ......           813        26,524
Pacific Telesis Group........           718        26,386
US West Communications
  Group......................           800        25,800
Southern Co. ................         1,129        25,544
Union Pacific Corp. .........           410        24,651
+Amgen, Inc. ................           450        24,469
Seagram Co. Ltd. ............           625        24,219
Caterpillar, Inc. ...........           321        24,155
Kellogg Co. .................           353        23,166
McDonnell Douglas Corp. .....           355        22,720
Colgate-Palmolive Co. .......           246        22,694
Merrill Lynch & Co., Inc. ...           276        22,494
+Rockwell International
  Corp. .....................           366        22,280
Bank of New York Co.,
  Inc. ......................           657        22,174
Burlington Northern Santa Fe
  Inc. ......................           256        22,112
Heinz (H.J.) Company.........           616        22,022
+3Com Corp. .................           300        21,975
Fleet Financial Group,
  Inc. ......................           439        21,895
General Re Corp. ............           138        21,770
PNC Bank Corp. ..............           571        21,484

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                                  SHARES         VALUE
        COMMON STOCKS              HELD        (NOTE 1a)
 -------------------------------------------------------
+Airtouch Communications,
  Inc. ......................           840   $    21,210
Automatic Data
  Processing, Inc............           486        20,837
Westinghouse Electric
  Corp.......................         1,046        20,789
+Viacom, Inc. (Class B)......           593        20,681
International Paper Co. .....           503        20,309
Texas Instruments, Inc. .....           318        20,272
Aetna Inc. ..................           252        20,160
ConAgra, Inc. ...............           403        20,049
Archer-Daniels-Midland
  Co. .......................           911        20,042
May Department Stores Co. ...           422        19,728
Phillips Petroleum Co. ......           441        19,514
+US West Media Group,
  Inc. ......................         1,046        19,351
CoreStates Financial
  Corp. .....................           373        19,349
KeyCorp......................           378        19,089
Raytheon Co. ................           395        19,009
Penney (J.C.) Co. ...........           387        18,866
Baxter International,
  Inc. ......................           457        18,737
CPC International, Inc. .....           241        18,678
Aluminum Co. of America......           291        18,551
Sun Trust Banks, Inc. .......           374        18,419
Norfolk & Southern Corp. ....           210        18,375
Enron Corp. .................           426        18,371
Loews Corporation............           193        18,190
+Boston Scientific Corp. ....           298        17,880
Dean Witter, Discover &
  Co. .......................           269        17,821
Corning, Inc. ...............           385        17,806
Gannett Co., Inc. ...........           236        17,671
Deere & Co. .................           433        17,591
PPG Industries, Inc. ........           307        17,230
CIGNA Corp. .................           126        17,215
Barrick Gold Corporation.....           598        17,193
Unocal Corp. ................           420        17,062
National City Corporation....           372        16,693
General Mills, Inc. .........           263        16,668
+Seagate Technology, Inc. ...           420        16,590
Illinois Tool Works Inc. ....           207        16,534
Walgreen Co. ................           412        16,480
Bank of Boston Corp. ........           256        16,448
Boatmen's Bancshares,
  Inc. ......................           250        16,094
+Dell Computer Corp. ........           300        15,938
Weyerhaeuser Co. ............           332        15,728
Chubb Corp. .................           292        15,695
+CUC International, Inc. ....           659        15,651
Wachovia Corp. ..............           277        15,650
Duke Power Company...........           338        15,633
MBNA Corp. ..................           373        15,479
Mellon Bank Corp. ...........           217        15,407
+Sun Microsystems, Inc. .....           600        15,375
First Bank Systems, Inc. ....           225        15,356
CSX Corp. ...................           363        15,337
Texas Utilities Company......           376        15,322
Albertson's, Inc. ...........           422        15,034
Household International,
  Inc. ......................           162        14,945
Morgan Stanley Group,
  Inc. ......................           255        14,567
Pacific Gas and Electric
  Co. .......................           691        14,511
Edison International.........           726        14,429
Gap, Inc. ...................           475        14,309
+TCI Communications, Inc.
  (Class A)..................         1,100        14,300

                                  SHARES         VALUE
        COMMON STOCKS              HELD        (NOTE 1a)
 -------------------------------------------------------
Dayton Hudson Corporation
  (Class A)..................           363   $    14,248
American Brands, Inc. .......           285        14,143
AMP, Inc. ...................           368        14,122
FPL Group, Inc. .............           307        14,122
Honeywell, Inc. .............           212        13,939
American General Corp. ......           341        13,938
United Healthcare
  Corporation................           308        13,860
Tyco International, Ltd. ....           262        13,853
+Toys 'R' Us, Inc. ..........           459        13,770
Pitney Bowes, Inc. ..........           249        13,570
Barnett Banks, Inc. .........           327        13,448
+AMR Corp. ..................           152        13,395
Goodyear Tire & Rubber
  Co. .......................           260        13,357
Conrail, Inc. ...............           134        13,350
ITT Hartford Group Inc. .....           197        13,297
Textron Inc. ................           139        13,101
Ralston Purina Co. ..........           177        12,987
Air Products and Chemicals,
  Inc. ......................           187        12,926
+EMC Corporation.............           390        12,919
American Electric Power
  Company, Inc. .............           314        12,913
+HFS Inc. ...................           216        12,906
+Tenneco, Inc. ..............           286        12,906
Occidental Petroleum
  Corp. .....................           551        12,880
Alcan Aluminium, Ltd. .......           379        12,744
Avon Products, Inc. .........           223        12,739
Halliburton Co. .............           210        12,653
Mattel, Inc. ................           455        12,626
Fifth Third Bank.............           200        12,550
Marsh & McLennan Companies,
  Inc. ......................           120        12,480
Union Pacific Resources
  Group......................           418        12,226
Praxair, Inc. ...............           262        12,085
+Federated Department
  Stores, Inc. ..............           348        11,876
Marriott International,
  Inc. ......................           214        11,823
Bankers Trust New York
  Corp. .....................           137        11,816
Crown Company, Inc. .........           215        11,691
Dominion Resources, Inc. ....           302        11,627
Consolidated Edison Company
  of New York................           394        11,525
USX Marathon Group, Inc. ....           482        11,508
Panenergy Corporation........           253        11,385
+Tellabs, Inc. ..............           300        11,287
Alco Standard Corp. .........           218        11,254
Aon Corporation..............           181        11,245
Hershey Foods Corporation....           257        11,244
USBANCORP., Inc. ............           250        11,219
Service Corporation..........           395        11,060
International Georgia-Pacific
  Corp. .....................           153        11,016
Wrigley (WM) Jr. Co. (Class
  B).........................           195        10,969
Public Service Enterprise
  Group, Inc. ...............           399        10,873
Hilton Hotels Corporation....           414        10,816
+Applied Materials, Inc. ....           300        10,763
Entergy Corp. ...............           387        10,739
TRW Inc. ....................           213        10,543

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                                  SHARES         VALUE
        COMMON STOCKS              HELD        (NOTE 1a)
 -------------------------------------------------------
Burlington Resources Inc. ...           209   $    10,528
+Computer Sciences
  Corporation................           127        10,430
Thermo Electron
  Corporation................           249        10,271
Lowe's Companies, Inc. ......           289        10,259
Micron Technology, Inc. .....           350        10,194
PacifiCorp...................           494        10,127
UST, Inc. ...................           312        10,101
ALLTEL Corp. ................           318         9,977
American Stores Company......           244         9,974
Williams Companies, Inc. ....           262         9,844
+Kroger Co. .................           211         9,811
Unicom Corp. ................           361         9,792
Sysco Corp. .................           300         9,787
Comcast Corp.--Special
  (Class A)..................           550         9,763
Morton International,
  Inc. ......................           239         9,739
Masco Corporation............           269         9,684
Freeport-McMoRan Copper &
  Gold Inc. (Class B)........           324         9,680
Pioneer Hi-Bred
  International, Inc.........           138         9,660
Cognizant Corporation........           287         9,471
Dover Corp. .................           188         9,447
Comerica Inc. ...............           180         9,428
+Digital Equipment
  Corporation................           259         9,421
Peco Energy Co. .............           373         9,418
Browning Ferris Industries,
  Inc. ......................           356         9,345
Carolina Power & Light
  Company....................           254         9,271
Lincoln National Corp. ......           175         9,187
Dresser Industries, Inc. ....           294         9,114
Becton, Dickinson and
  Company....................           209         9,065
Central and South West
  Corp. .....................           353         9,046
Amerada Hess Corporation.....           156         9,029
Eaton Corp. .................           129         8,998
Genuine Parts Company........           202         8,989
Inco Ltd. ...................           282         8,989
Houston Industries Inc. .....           393         8,892
UNUM Corporation.............           123         8,887
Greentree Financial Corp. ...           230         8,884
Delta Air Lines, Inc. .......           125         8,859
CINergy Corporation .........           264         8,811
+Price/Costco, Inc. .........           350         8,794
Consolidated Natural
  Gas Co. ...................           159         8,785
Fluor Corporation............           140         8,785
Transamerica Corporation.....           111         8,769
Rohm & Haas Co. .............           107         8,734
Placer Dome Inc. ............           401         8,722
+Cabletron Systems, Inc. ....           262         8,712
Union Carbide Corp. .........           213         8,706
Quaker Oats Company..........           228         8,692
Clorox Company...............            86         8,632
Salomon Inc. ................           183         8,624
Coastal Corp. ...............           176         8,602
+Federal Express Corp. ......           191         8,500
+ITT Corp. ..................           195         8,458
+K Mart Corp. ...............           811         8,414
Newell Co. ..................           266         8,379

                                  SHARES         VALUE
        COMMON STOCKS              HELD        (NOTE 1a)
 -------------------------------------------------------
Baker Hughes, Inc. ..........           242   $     8,349
Limited, Inc. (The)..........           454         8,342
International Flavors &
  Fragrances, Inc. ..........           185         8,325
Times Mirror Co. ............           166         8,258
Rite Aid Corporation.........           205         8,149
St. Paul Companies, Inc. ....           139         8,149
Ingersoll-Rand Company.......           183         8,144
Tribune Co. .................           103         8,124
Providian Corporation........           157         8,066
Sherwin-Williams Company.....           144         8,064
Northrop Grumman Corp. ......            97         8,027
Winn-Dixie Stores, Inc. .....           253         8,001
+Tenet Healthcare Corp. .....           364         7,962
Donnelley (R.R.) & Sons
  Co. .......................           252         7,907
DTE Energy Holdings
  Company....................           243         7,867
SAFECO Corporation...........           200         7,850
Grace (W.R.) & Co. ..........           149         7,711
McGraw-Hill, Inc. ...........           167         7,703
Cooper Industries, Inc. .....           181         7,625
Republic New York
  Corporation................            93         7,591
MGIC Investment Corp. .......            99         7,524
Nucor Corporation............           147         7,497
General Dynamics
  Corporation................           106         7,473
Newmont Mining Corporation...           167         7,473
+Silicon Graphics, Inc. .....           293         7,471
Sonat, Inc. .................           145         7,467
Hercules Inc. ...............           171         7,396
Phelps Dodge Corporation.....           109         7,357
CVS Corporation..............           177         7,323
MBIA, Inc. ..................            72         7,290
VF Corp. ....................           107         7,222
Eastman Chemical Co. ........           130         7,183
Grainger (W.W.) Inc. ........            89         7,142
Guidant Corp. ...............           124         7,068
Willamette Industries,
  Inc. ......................           100         6,962
Champion International
  Corp. .....................           160         6,920
+Autozone, Inc. .............           250         6,875
General Public Utilities Corp           202         6,792
+Bay Networks Inc. ..........           325         6,784
Dun & Bradstreet Corp. ......           285         6,769
Jefferson Pilot Corp. .......           119         6,738
Allegheny Teledyne Inc. .....           292         6,716
Case Corp. ..................           123         6,704
Great Western Financial
  Corp. .....................           231         6,699
Baltimore Gas &
  Electric Company...........           247         6,607
Union Electric Company.......           171         6,583
Interpublic Group of
  Companies, Inc. ...........           136         6,460
+Western Atlas, Inc. ........            90         6,379
PP&L Resources Inc. .........           272         6,256
Frontier Corp. ..............           273         6,177
TJX Companies Inc. ..........           130         6,159
New York Times Co. ..........           162         6,156
Avery Dennison Corp. ........           174         6,155
Golden West Financial
  Corporation................            96         6,060
Laidlaw Inc. ................           526         6,049

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                                  SHARES         VALUE
        COMMON STOCKS              HELD        (NOTE 1a)
 -------------------------------------------------------
Reynolds Metals Co. .........           107   $     6,032
Raychem Corp. ...............            75         6,009
Knight-Ridder, Inc. .........           157         6,005
Torchmark Corp. .............           118         5,959
+Advanced Micro Devices, Inc.           229         5,897
Dillard Department
  Stores Inc. ...............           190         5,866
Columbia Gas System, Inc. ...            92         5,854
Kerr-McGee Corp. ............            81         5,832
Whirlpool Corp. .............           125         5,828
Ohio Edison Company..........           256         5,824
+St. Jude Medical, Inc. .....           136         5,797
+LSI Logic Corporation.......           216         5,778
Ahmanson (H.F) & Co. ........           177         5,753
Johnson Controls, Inc. ......            69         5,718
Rubbermaid Inc. .............           251         5,710
Beneficial Corp. ............            90         5,704
+National Semiconductor
  Corp. .....................           232         5,655
Hasbro, Inc. ................           144         5,598
Union Camp Corp. ............           117         5,587
Dana Corp. ..................           171         5,579
Tupperware Corporation.......           104         5,577
Harcourt General Inc. .......           119         5,489
Dow Jones & Co. , Inc. ......           162         5,488
Mallinckrodt Group Inc. .....           124         5,471
+Novell, Inc. ...............           575         5,427
Southwest Airlines Co. ......           243         5,376
Northern States Power Co. ...           116         5,321
Brown-Forman Corp.
  (Class B)..................           116         5,307
Nordstrom, Inc. .............           150         5,306
+Andrew Corp. ...............           100         5,300
+Humana, Inc. ...............           272         5,202
Mead Corp. ..................            88         5,115
PACCAR Inc. .................            75         5,081
Block (H & R), Inc. .........           174         5,046
Temple-Inland Inc. ..........            93         5,034
Great Lakes Chemical
  Corporation................           106         4,956
+General Instrument Corp. ...           229         4,952
Circuit City Stores, Inc. ...           164         4,941
Pall Corp. ..................           193         4,921
Westvaco Corp. ..............           171         4,916
+Woolworth Corp. ............           224         4,900
+Fruit of the Loom, Inc. ....           129         4,886
ITT Industries Inc. .........           198         4,851
Parker Hannifin Corp. .......           125         4,844
Armstrong World
  Industries, Inc. ..........            69         4,796
James River Corp. of
  Virginia...................           144         4,770
Ashland Oil Inc. ............           108         4,739
+Ceridian Corp. .............           116         4,698
Sigma-Aldrich Corp. .........            75         4,678
Liz Claiborne, Inc. .........           120         4,635
Engelhard Corporation........           241         4,609
Deluxe Corporation...........           138         4,520
Harris Corp. ................            65         4,461
Wendy's International,
  Inc. ......................           217         4,448
Black & Decker Corporation...           147         4,428
USX-US Steel Group, Inc......           141         4,424
Pennzoil Co. ................            78         4,407

                                  SHARES         VALUE
        COMMON STOCKS              HELD        (NOTE 1a)
 -------------------------------------------------------
+Oryx Energy Co. ............           176   $     4,356
+FMC Corporation.............            62         4,348
Pacific Enterprises..........           142         4,313
Tandy Corp. .................            98         4,312
Perkin-Elmer Corporation.....            72         4,239
+Apple Computer, Inc. .......           200         4,150
United States Surgical
  Corp. .....................           105         4,134
Nalco Chemical Company.......           113         4,082
Ecolab Inc. .................           108         4,064
USF&G Corp. .................           194         4,050
Stanley Works................           149         4,023
Whitman Corp. ...............           174         3,980
Brunswick Corp. .............           165         3,960
Thomas & Betts Corp. ........            89         3,949
Harnischfeger Industries,
  Inc. ......................            82         3,946
Allergan, Inc. ..............           110         3,919
Reebok International Ltd. ...            93         3,906
Ryder System, Inc. ..........           137         3,853
Louisiana-Pacific Corp. .....           182         3,845
+ALZA Corp. .................           142         3,674
Owens-Corning Fiberglass
  Corp. .....................            86         3,666
Cyprus Amax Minerals Co. ....           156         3,647
Goodrich (B.F.) Co. .........            90         3,645
Snap-On, Inc. ...............           102         3,634
General Signal Corporation...            84         3,591
+DSC Communications Corp. ...           200         3,575
American Greetings Corp.
  (Class A)..................           125         3,547
Noram Energy Corp. ..........           230         3,536
Homestake Mining Company.....           246         3,506
Giant Food, Inc. (Class A)...           100         3,450
+Harrah's Entertainment,
  Inc. ......................           172         3,419
Moore Corp. Ltd. ............           167         3,403
Santa Fe Pacific Gold
  Corp. .....................           220         3,382
Maytag Corp. ................           168         3,318
Polaroid Corp. ..............            76         3,306
Echlin Inc. .................           104         3,289
Bausch & Lomb, Inc. .........            93         3,255
Bemis Company, Inc. .........            88         3,245
+Rowan Companies, Inc. ......           143         3,235
Pep Boys--Manny, Moe &
  Jack.......................           105         3,229
Super Valu, Inc. ............           113         3,206
Mercantile Stores
  Company, Inc. .............            62         3,061
Louisiana Land &
  Exploration Co. ...........            57         3,057
Cummins Engine
  Company, Inc. .............            66         3,036
Biomet, Inc. ................           200         3,025
National Service
  Industries, Inc. ..........            80         2,990
Millipore Corp. .............            72         2,979
Sun Company, Inc. ...........           122         2,974
NICOR Inc. ..................            83         2,967
Manor Care, Inc. ............           105         2,835
Tektronix, Inc. .............            55         2,819
Cooper Tire & Rubber Co. ....           138         2,726
+Tandem Computers, Inc. .....           198         2,722
Worthington Industries,
  Inc. ......................           150         2,719
ENSERCH Corporation..........           117         2,691

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONCLUDED)
--------------------------------------------------------------------------------

                                  SHARES         VALUE
        COMMON STOCKS              HELD        (NOTE 1a)
 -------------------------------------------------------
Bard (C.R.), Inc. ...........            96   $     2,688
Battle Mountain Gold
  Company....................           376         2,585
Boise Cascade Corp. .........            81         2,572
Foster Wheeler Corp. ........            68         2,525
+USAir Group, Inc. ..........           108         2,524
Stone Container Corp. .......           166         2,469
+Amdahl Corp. ...............           203         2,461
Shared Medical Systems
  Corp. .....................            50         2,456
+Niagara Mohawk Power
  Corp. .....................           242         2,390
Timken Co. ..................            52         2,385
Meredith Corp. ..............            45         2,374
+King World Productions,
  Inc. ......................            63         2,323
Darden Restaurants, Inc. ....           264         2,310
Alberto-Culver Company (Class
  B).........................            47         2,256
Crane Co. ...................            77         2,233
Helmerich & Payne, Inc. .....            42         2,189
+Beverly Enterprises,
  Inc. ......................           166         2,117
Briggs & Stratton Corp. .....            48         2,112
+Santa Fe Energy
  Resources, Inc. ...........           152         2,109
Autodesk, Inc. ..............            75         2,100
Potlatch Corp. ..............            48         2,064
Great Atlantic & Pacific Tea
  Co., Inc. .................            64         2,040
Peoples Energy Corp. ........            59         1,999
+Unisys Corp. ...............           293         1,978
Scientific-Atlanta, Inc. ....           130         1,950
USLIFE Corp. ................            58         1,928
Russell Corp. ...............            64         1,904
Centex Acceptance Corp. .....            48         1,806
ASARCO, Inc. ................            72         1,791
Harland John H. Company......            52         1,716
Trinova Corp. ...............            47         1,710
+Bethlehem Steel Corp. ......           187         1,683
Fleetwood Enterprises,
  Inc. ......................            60         1,650
Inland Steel Co. ............            82         1,640
Longs Drug Stores Corp. .....            33         1,621
Safety-Kleen Corp. ..........            98         1,605
EG&G, Inc. ..................            79         1,590
Echo Bay Mines Ltd. .........           233         1,544

                                  SHARES         VALUE
        COMMON STOCKS              HELD        (NOTE 1a)
 -------------------------------------------------------
McDermott International,
  Inc. ......................            92   $     1,529
Cincinnati Milacron, Inc. ...            67         1,466
Springs Industries, Inc. ....            34         1,462
ONEOK, Inc. .................            46         1,380
Jostens, Inc. ...............            65         1,373
Ball Corp. ..................            51         1,326
Alexander & Alexander
  Services, Inc. ............            76         1,321
Caliber Systems, Inc. .......            66         1,271
Eastern Enterprises..........            34         1,203
Pulte Corp. .................            39         1,199
+Navistar International
  Corp. .....................           123         1,122
Fleming Companies, Inc. .....            63         1,087
+Data General Corp. .........            66           957
Coors (Adolph) Co. (Class
  B).........................            50           950
+Charming Shoppes, Inc. .....           175           875
Kaufman and Broad Home
  Corp. .....................            65           837
Stride Rite Corp. ...........            83           830
Nacco Industries, Inc. (Class
  A).........................            15           802
+Intergraph Corp. ...........            75           769
+Armco, Inc. ................           179           738
Giddings & Lewis, Inc. ......            50           644
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST--$9,340,272)--88.3%....                   9,488,361
-------------------------------------------------------
SHORT-TERM OBLIGATIONS--
US GOVERNMENT AGENCY               FACE
OBLIGATIONS*                      AMOUNT
-------------------------------------------------------
Federal Home Loan
  Mortgage Corp., 6.50% due
  1/02/1997..................    $1,356,000     1,355,755
-------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(COST--$1,355,755)--12.6%....                   1,355,755
-------------------------------------------------------
TOTAL INVESTMENTS
(COST--$10,696,027)--100.9%..                  10,844,116
VARIATION MARGIN ON STOCK
  INDEX FUTURES
  CONTRACTS**--(0.3%)........                     (29,200)
LIABILITIES IN EXCESS OF
  OTHER ASSETS--(0.6%).......                     (63,076)
                                              -----------
NET ASSETS--100.0%...........                 $10,751,840
                                              ===========

--------------------------------------------------------------------------------
+   Non-income producing security.

++  Portion of holdings pledged as collateral for stock index futures contracts.

* Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

** Stock index futures contracts purchased as of December 31, 1996 were as follows:

----------------------------------------------------------------
NUMBER OF                             EXPIRATION        VALUE
CONTRACTS            ISSUE               DATE         (NOTE 1B)
----------------------------------------------------------------
    4         S&P 500 Stock Index     March 1997     $ 1,489,000
----------------------------------------------------------------
TOTAL STOCK INDEX FUTURES CONTRACTS PURCHASED
(CONTRACT PRICE--$1,483,955)....................     $ 1,489,000
                                                     ===========
----------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                       SHARES                                                    VALUE       PERCENT OF
     AFRICA           INDUSTRY          HELD               INVESTMENTS             COST        (NOTE 1A)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA     BANKING                   14,500   Nedcor Ltd. (ADR)(a)(d)..  $    210,250   $    194,010        0.1%
                                          102,858   Nedcor Ltd. (GDR)(b)(e)..     1,097,188      1,376,240        0.4
                                           10,072   Nedcor Ltd. (Ordinary)...       148,818        137,855        0.0
                                                                                -----------   ------------      ------
                                                                                  1,456,256      1,708,105        0.5
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                138,736   South African Breweries,
                                                      Ltd....................     3,702,680      3,515,872        1.0
                 -----------------------------------------------------------------------------------------------------
                 ENTERTAINMENT            496,000   Sun International (South
                                                      Africa), Ltd...........       613,843        397,776        0.1
                 -----------------------------------------------------------------------------------------------------
                 MINING                     5,150   Anglo American Corp. of
                                                      South Africa, Ltd......       347,236        283,602        0.1
                                           23,800   Anglo American Corp. of
                                                      South Africa, Ltd.
                                                      (ADR)(a)...............     1,522,851      1,291,150        0.4
                                           47,300   Evander Gold Mines Ltd...       511,564        404,619        0.1
                                                                                -----------     ----------     ------
                                                                                  2,381,651      1,979,371        0.6
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    AFRICA                        8,154,430      7,601,124        2.2
---------------------------------------------------------------------------------------------------------------------

 LATIN AMERICA
 ---------------------------------------------------------------------------------------------------------------------
ARGENTINA        BANKING                   60,853   Banco Frances del Rio de
                                                      la Plata S.A.
                                                      (ADR)(a)...............     1,345,168      1,673,458        0.5
                 -----------------------------------------------------------------------------------------------------
                 OIL & RELATED            246,594   Companhia Naviera Perez
                                                      Companc
                                                      S.A.C.F.I.M.F.A.
                                                      (Class B).............     1,604,857      1,733,903        0.5
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        14,300   Telefonica de Argentina
                                                      S.A. (Class B)
                                                      (ADR)(a)...............       351,750        370,013        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    ARGENTINA                     3,301,775      3,777,374        1.1
---------------------------------------------------------------------------------------------------------------------
BRAZIL           BANKING              139,240,000   Banco Bradesco S.A. PN
                                                      (Preferred)............     1,075,689      1,009,219        0.3
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES              3,270,000   Companhia Cervejaria
                                                      Brahma S.A. PN
                                                      (Preferred)............     1,637,606      1,787,814        0.5
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        75,755   Telecomunicacoes
                                                      Brasileiras S.A.-
                                                      Telebras (ADR)(a)......     3,897,541      5,795,258        1.7
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES                 41,000   Companhia Energetica de
                                                      Minas Gerais S.A.
                                                      (CEMIG) (ADR)(a).......     1,253,624      1,383,750        0.4
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    BRAZIL                        7,864,460      9,976,041        2.9
---------------------------------------------------------------------------------------------------------------------
CHILE            TELECOMMUNICATIONS        18,100   Compania de
                                                      Telecomunicaciones de
                                                      Chile S.A. (ADR)(a)....     1,410,403      1,830,363        0.5
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES                 20,480   Enersis S.A. (ADR)(a)....       530,086        568,320        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    CHILE                         1,940,489      2,398,683        0.7
---------------------------------------------------------------------------------------------------------------------
MEXICO           BEVERAGES                 35,970   Panamerican Beverages,
                                                      Inc. (Class A).........     1,640,662      1,686,094        0.5
                 -----------------------------------------------------------------------------------------------------
                 BROADCAST--MEDIA          19,000   Grupo Televisa, S.A. de
                                                      C.V. (GDR)(b)(d).......       530,765        486,875        0.1
                 -----------------------------------------------------------------------------------------------------
                 BUILDING &               264,950   Apasco, S.A. de C.V.
                 CONSTRUCTION                         'A'....................     1,593,376      1,817,723        0.5
                 -----------------------------------------------------------------------------------------------------
                 HEALTH & PERSONAL         65,885   Kimberly-Clark de Mexico,
                                                      S.A. de C.V. (ADR)(a)..     2,460,495      2,520,101        0.7
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

 LATIN AMERICA                         SHARES                                                    VALUE       PERCENT OF
  (CONCLUDED)         INDUSTRY          HELD               INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
MEXICO           MULTI-INDUSTRY           269,200   Grupo Carso, S.A. de C.V.
(CONCLUDED)                                           'A1'...................  $  2,259,825   $  1,419,362        0.4%
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       269,200   Carso Global Telecom,
                                                      S.A. de C.V. 'A1'
                                                      (d)....................       709,354        625,887        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    MEXICO                        9,194,477      8,556,042        2.4
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    LATIN AMERICA                22,301,201     24,708,140        7.1
---------------------------------------------------------------------------------------------------------------------
    PACIFIC
     BASIN
 ---------------------------------------------------------------------------------------------------------------------
AUSTRALIA        FOOD & BEVERAGE          192,019   Coca-Cola Amatil, Ltd.
                                                      (Ordinary).............     1,289,134      2,051,145        0.6
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                     89,939   The News Corp., Ltd.
                                                      (Ordinary).............       431,743        474,292        0.1
                                           52,364   The News Corp., Ltd.
                                                      (Preferred)............       222,611        232,890        0.1
                                                                               ------------   ------------   ----------
                                                                                    654,354        707,182        0.2
                 -----------------------------------------------------------------------------------------------------
                 MERCHANDISING             18,700   Amway Asia Pacific
                                                      Ltd.(ADR)(a)...........       725,368        792,413        0.2
                 -----------------------------------------------------------------------------------------------------
                 NATURAL GAS               37,943   Broken Hill Proprietary
                 PIPELINES                            Co. ...................       452,087        540,007        0.1
                 -----------------------------------------------------------------------------------------------------
                 PROPERTY                 371,927   Lend Lease Corp. ........     4,978,452      7,207,380        2.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    AUSTRALIA                     8,099,395     11,298,127        3.2
---------------------------------------------------------------------------------------------------------------------
HONG KONG        BANKING                  354,242   HSBC Holdings PLC........     4,447,990      7,580,431        2.2
                                           34,000   J.C.G. Holdings Ltd......        32,167         33,191        0.0
                                                                               ------------   ------------   ----------
                                                                                  4,480,157      7,613,622        2.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED              854,140   Hutchison Whampoa Ltd. ..     4,945,751      6,709,207        1.9
                 -----------------------------------------------------------------------------------------------------
                 FOODS                  3,166,000   C.P. Pokphand Co.,
                                                      Ltd. ..................     1,084,557      1,238,318        0.4
                                        4,224,000   Tingyi (Cayman Islands)
                                                      Holdings Co. (d).......     1,113,725      1,105,974        0.3
                                                                               ------------   ------------   ----------
                                                                                  2,198,282      2,344,292        0.7
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                176,000   National Mutual Asia
                                                      Ltd. ..................       184,973        167,261        0.0
                 -----------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY           399,000   Swire Pacific Ltd. (Class
                                                      A).....................     2,742,209      3,804,791        1.1
                 -----------------------------------------------------------------------------------------------------
                 PROPERTY                 527,000   Cheung Kong (Holdings)
                                                      Ltd. ..................     3,684,755      4,684,672        1.4
                                        4,192,000   China Overseas Land &
                                                      Investment.............     1,182,026      2,127,437        0.6
                                                                               ------------   ------------   ----------
                                                                                  4,866,781      6,812,109        2.0
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN HONG
                                                    KONG                         19,418,153     27,451,282        7.9
---------------------------------------------------------------------------------------------------------------------
JAPAN            AUTOMOBILES              440,000   Suzuki Motor Corp.
                                                      (Ordinary).............     4,988,943      4,027,634        1.2
                 -----------------------------------------------------------------------------------------------------
                 CAPITAL GOODS            911,000   Mitsubishi Heavy
                                                      Industries, Ltd........     7,221,146      7,237,651        2.1
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                347,000   Shin-Etsu Chemical Co.,
                                                      Ltd. (Ordinary)........     6,674,107      6,322,712        1.8
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL                84,000   Chudenko Corp.
                 CONSTRUCTION                         (Ordinary).............     2,961,934      2,422,798        0.7
                                           61,000   Taihei Dengyo Kaisha,
                                                      Ltd. ..................     1,103,158        605,786        0.2
                                                                               ------------   ------------   ----------
                                                                                  4,065,092      3,028,584        0.9
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL               219,000   Murata Manufacturing Co.,
                 EQUIPMENT                            Ltd. ..................     8,117,559      7,281,088        2.1
                                          515,000   NEC Corp. ...............     6,701,653      6,226,252        1.8
                                          118,000   Rohm Co., Ltd. ..........     4,979,943      7,744,387        2.2
                                          261,000   Sharp Corporation........     4,076,502      3,718,912        1.0
                                                                               ------------   ------------   ----------
                                                                                 23,875,657     24,970,639        7.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
     BASIN                             SHARES                                                    VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY          HELD               INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
JAPAN            INSURANCE                365,000   Dai-Tokyo Fire & Marine
(CONCLUDED)                                           Insurance Co., Ltd. ...  $  2,575,006   $  1,938,472        0.5%
                                          187,000   Koa Fire & Marine
                                                      Insurance Co., Ltd. ...     1,281,743        907,548        0.3
                                          166,000   Mitsui Fire & Marine
                                                      Insurance Co., Ltd. ...     1,353,118        893,074        0.2
                                          118,000   Nichido Fire & Marine
                                                      Insurance Co., Ltd. ...       917,801        672,539        0.2
                                          152,000   Nippon Fire & Marine
                                                      Insurance Co., Ltd. ...     1,069,498        689,119        0.2
                                          498,000   Sumitomo Marine & Fire
                                                      Insurance Co., Ltd. ...     4,176,958      3,096,373        0.9
                                          330,000   Tokio Marine & Fire
                                                      Insurance Co., Ltd.
                                                      (Ordinary).............     3,890,208      3,106,218        0.9
                                          268,000   Yasuda Marine & Fire
                                                      Insurance Co., Ltd. ...     2,004,769      1,393,230        0.4
                                                                               ------------   ------------   ----------
                                                                                 17,269,101     12,696,573        3.6
                 -----------------------------------------------------------------------------------------------------
                 OFFICE EQUIPMENT         408,000   Canon, Inc. (Ordinary)...     7,392,805      9,019,689        2.6
                 -----------------------------------------------------------------------------------------------------
                 PACKAGING                194,000   Toyo Seikan Kaisha, Ltd.
                                                      (Ordinary).............     6,036,561      4,674,093        1.3
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS          197,000   Sankyo Co., Ltd.
                                                      (Ordinary).............     4,452,652      5,579,965        1.6
                                          140,000   Taisho Pharmaceutical
                                                      Co., Ltd. (Ordinary)...     2,828,042      3,300,518        0.9
                                                                               ------------   ------------   ----------
                                                                                  7,280,694      8,880,483        2.5
                 -----------------------------------------------------------------------------------------------------
                 RETAILING                127,000   Ito Yokado Co., Ltd.
                                                      (Ordinary).............     7,163,905      5,527,461        1.6
                 -----------------------------------------------------------------------------------------------------
                 TIRE & RUBBER            197,000   Bridgestone Corp.........     3,447,899      3,742,660        1.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    JAPAN                        95,415,910     90,128,179       25.8
---------------------------------------------------------------------------------------------------------------------
MALAYSIA         AIRLINES                 351,000   Malaysian Airline System
                                                      BHD....................       895,065        910,515        0.3
                 -----------------------------------------------------------------------------------------------------
                 BANKING                  247,000   Arab-Malaysian Merchant
                                                      Bank Holding BHD.......     1,760,803      2,073,822        0.6
                                          257,000   Malayan Banking BHD......     2,320,535      2,849,901        0.8
                                          598,666   Public Bank (Malaysia)
                                                      BHD 'Foreign'..........     1,055,118      1,268,461        0.4
                                                                               ------------   ------------   ----------
                                                                                  5,136,456      6,192,184        1.8
                 -----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS        300,500   Hume Industries (Malay-
                                                      sia) BHD...............     1,773,006      1,892,257        0.5
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED              690,000   Renong Berhad............     1,129,538      1,224,238        0.3
                 HOLDINGS
                 -----------------------------------------------------------------------------------------------------
                 PRINTING/PUBLISHING       232,000  The New Straits Times
                                                      Press BHD (Malaysia)...     1,308,148      1,341,465        0.4
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       568,000   Technology Resources
                                                      Industries BHD (d).....     1,803,275      1,120,253        0.3
                                            8,000   Telekom Malaysia BHD
                                                      (d)....................        69,490         71,287        0.0
                                                                               ------------   ------------   ----------
                                                                                  1,872,765      1,191,540        0.3
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC       114,000  Tenaga Nasional BHD......       523,137        546,297        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    MALAYSIA                     12,638,115     13,298,496        3.8
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
     BASIN                             SHARES                                                    VALUE       PERCENT OF
  (CONCLUDED)         INDUSTRY          HELD               INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
NEW ZEALAND      CHEMICALS                 10,000   Fernz Corporation
                                                      Ltd. ..................  $     27,213   $     34,319        0.0%
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONICS               17,000   PDL Holdings Ltd. .......        82,587         92,023        0.0
                 -----------------------------------------------------------------------------------------------------
                 FOODS                    548,600   Wrightson Ltd. ..........       418,731        477,473        0.2
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        60,000   Telecom Corporation of
                                                      New Zealand............       256,371        306,532        0.1
                 -----------------------------------------------------------------------------------------------------
                 TEXTILES                  93,450   Lane Walker Rudkin
                                                      Industries, Ltd. ......       109,531        112,413        0.0
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN NEW
                                                    ZEALAND                         894,433      1,022,760        0.3
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      TELECOMMUNICATIONS        79,207   Korea Mobile Telecommu-
                                                      nications Corp.
                                                      (ADR)(a)...............       986,349      1,019,790        0.3
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES                 17,580   Korea Electric Power
                                                      Corp. .................       752,967        513,315        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    SOUTH KOREA                   1,739,316      1,533,105        0.4
---------------------------------------------------------------------------------------------------------------------
THAILAND         BANKING                  108,500   Finance One Public Co.,
                                                      Ltd 'Foreign'..........       856,748        219,987        0.1
                                          430,500   Krung Thai Bank Public
                                                      Co., Ltd. .............     2,013,799        830,887        0.3
                                          410,800   Phatra Thanakit Public
                                                      Co., Ltd. 'Foreign'....     2,925,216      1,169,275        0.3
                                                                               ------------   ------------   ----------
                                                                                  5,795,763      2,220,149        0.7
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--              518,000   TelecomAsia Corporation
                 COMMUNICATIONS                       Public Company Ltd.
                                                      'Foreign' (d)..........       990,931      1,080,555        0.3
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    THAILAND                      6,786,694      3,300,704        1.0
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    PACIFIC BASIN               144,992,016    148,032,653       42.4
---------------------------------------------------------------------------------------------------------------------
 SOUTHEAST ASIA
 ---------------------------------------------------------------------------------------------------------------------
INDIA            AUTOMOBILES               26,300   Ashok Leyland Ltd.
                                                      (GDR)(b)...............       302,506        243,933        0.1
                                           20,000   Ashok Leyland Ltd.
                                                      (GDR)(b)(e)............       255,800        185,500        0.0
                                                                               ------------   ------------   ----------
                                                                                    558,306        429,433        0.1
                 -----------------------------------------------------------------------------------------------------
                 HOTELS                    14,700   East India Hotels Ltd.
                                                      (GDR)(b)(d)(e).........       404,100        345,450        0.1
                                           13,300   Indian Hotels Co., Ltd.
                                                      (GDR)(b)(e)............       299,250        339,150        0.1
                                                                               ------------   ------------   ----------
                                                                                    703,350        684,600        0.2
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY &               49,500   Larsen & Toubro Ltd.
                 ENGINEERING                          (GDR)(b)(e)............       888,875        712,800        0.2
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES                103,750   BSES Ltd.(GDR)(b)........     2,025,897      2,126,875        0.6
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    INDIA                         4,176,428      3,953,708        1.1
---------------------------------------------------------------------------------------------------------------------
INDONESIA        BUILDING MATERIALS       305,000   PT Semen Gresik..........       992,608        981,787        0.3
                 -----------------------------------------------------------------------------------------------------
                 FOOD & HOUSEHOLD         614,000   PT Wicaksana Overseas
                 PRODUCTS                             International..........       574,396        702,160        0.2
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        50,000   P.T. Kabelmetal Indonesia
                                                      (Rights)++.............             0              0        0.0
                                           24,100   P.T. Telekomunikasi
                                                      Indonesia (ADR)(a).....       786,702        831,450        0.2
                                                                               ------------   ------------   ----------
                                                                                    786,702        831,450        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    INDONESIA                     2,353,706      2,515,397        0.7
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    SOUTHEAST ASIA                6,530,134      6,469,105        1.8
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                       SHARES                                                    VALUE       PERCENT OF
 WESTERN EUROPE       INDUSTRY          HELD               INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC   BROADCAST--MEDIA          10,000   Central European Media
                                                      Enterprises Ltd. (Class
                                                      A) (d).................  $    275,000   $    312,500        0.1%
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    CZECH REPUBLIC                  275,000        312,500        0.1
---------------------------------------------------------------------------------------------------------------------
FINLAND          DIVERSIFIED               24,500   Outokumpu OY.............       412,272        417,907        0.1
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST           154,100   Enso-Gutzeit OY (Class A)
                 PRODUCTS                             (d)....................     1,154,546      1,248,980        0.4
                                          149,200   Metsa Serla OY (Class
                                                      B).....................     1,124,023      1,118,489        0.3
                                           73,900   UPM-Kymmene OY (d).......     1,409,376      1,525,499        0.4
                                                                               ------------   ------------   ----------
                                                                                  3,687,945      3,892,968        1.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    FINLAND                       4,100,217      4,310,875        1.2
---------------------------------------------------------------------------------------------------------------------
FRANCE           AUTOMOBILES                6,027   Peugeot S.A..............       792,975        678,444        0.2
                 -----------------------------------------------------------------------------------------------------
                 BANKING                   15,900   Compagnie Financiere de
                                                      Paribas (Ordinary).....       867,231      1,075,426        0.3
                                           18,900   Compangie Financiere de
                                                      Suez (Ordinary)........       743,625        803,651        0.2
                                            6,050   Societe Generale de
                                                      Surveillance S.A.
                                                      (Class A) (Ordinary)...       634,340        654,212        0.2
                                                                               ------------   ------------   ----------
                                                                                  2,245,196      2,533,289        0.7
                 -----------------------------------------------------------------------------------------------------
                 BUILDING &                 8,777   Bouygues S.A.............       908,125        910,182        0.3
                 CONSTRUCTION
                 -----------------------------------------------------------------------------------------------------
                 COMMUNICATION             10,027   Alcatel Alsthom Cie
                 EQUIPMENT                            Generale d'Electricite
                                                      S.A....................       932,571        805,562        0.2
                 -----------------------------------------------------------------------------------------------------
                 FOODS                      4,300   Groupe Danone S.A........       683,124        599,248        0.2
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 16,340   Assurances Generales de
                                                      France S.A. (AGF)......       416,753        527,554        0.2
                 -----------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY             2,969   EuraFrance S.A...........       918,349      1,283,057        0.4
                 -----------------------------------------------------------------------------------------------------
                 OIL & RELATED             13,220   Societe Nationale Elf
                                                      Aquitaine..............       967,228      1,203,509        0.3
                 -----------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR              5,650   SGS-Thomson
                                                      Microelectronics N.V.
                                                      (d)....................       259,759        399,682        0.1
                 -----------------------------------------------------------------------------------------------------
                 STEEL                     75,498   Usinor-Sacilor S.A.......     1,116,040      1,098,708        0.3
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    FRANCE                        9,240,120     10,039,235        2.9
---------------------------------------------------------------------------------------------------------------------
GERMANY          AUTOMOBILES                3,418   Volkswagen AG............     1,285,442      1,421,852        0.4
                 -----------------------------------------------------------------------------------------------------
                 BANKING                   29,610   Commerzbank AG...........       700,836        752,519        0.2
                                            3,100   Deutsche Bank AG
                                                      (Ordinary).............       151,032        144,875        0.0
                                           19,800   Deutsche Bank AG
                                                      (Warrants)(c)..........       169,779        111,966        0.0
                                                                               ------------   ------------   ----------
                                                                                  1,021,647      1,009,360        0.2
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                  4,199   Henkel KGaA (d)..........       180,333        201,421        0.1
                                           42,527   Henkel KGaA (Preferred)..     1,764,347      2,136,716        0.6
                                                                               ------------   ------------   ----------
                                                                                  1,944,680      2,338,137        0.7
                 -----------------------------------------------------------------------------------------------------
                 ENGINEERING &              1,800   Philipp Holzmann AG (d)..       688,665        421,190        0.1
                 CONSTRUCTION
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                 17,250   Kloeckner Werke AG (d)...     1,232,262        801,674        0.2
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY &                3,511   Thyssen AG (Ordinary)....       652,027        623,011        0.2
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                 METALS                     1,290   Degussa AG...............       462,391        584,001        0.2
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN                            SHARES
     EUROPE                             HELD/                                                    VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY       FACE AMOUNT           INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
GERMANY          RETAIL                     1,940   Karstadt AG..............  $    757,073   $    655,704        0.2%
(CONCLUDED)      -----------------------------------------------------------------------------------------------------
                 RETAIL SPECIALTY           5,500   Moebel Walther...........       306,369        296,718        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    GERMANY                       8,350,556      8,151,647        2.3
---------------------------------------------------------------------------------------------------------------------
GREECE           BANKING                   10,850   Ergo Bank S.A.
                                                      (Registered)...........       471,469        550,512        0.2
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                 44,109   Hellenic Bottling Co.
                                                      S.A....................     1,176,157      1,414,760        0.4
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    GREECE                        1,647,626      1,965,272        0.6
---------------------------------------------------------------------------------------------------------------------
HUNGARY          TELECOMMUNICATIONS         5,500   Magyar TarKozlesi
                                                      Reszvenytarsasag
                                                      (Ordinary) (d)(e)......       910,789      1,191,213        0.4
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    HUNGARY                         910,789      1,191,213        0.4
---------------------------------------------------------------------------------------------------------------------
IRELAND          INSURANCE                157,000   Irish Life PLC...........       526,948        727,894        0.2
                 -----------------------------------------------------------------------------------------------------
                 PACKAGING &              297,800   Jefferson Smurfit Group
                 CONTAINERS                           PLC (Ordinary).........       888,436        858,467        0.3
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    IRELAND                       1,415,384      1,586,361        0.5
---------------------------------------------------------------------------------------------------------------------
ITALY            BUILDING MATERIALS       109,418   Italcementi S.p.A........       607,540        612,582        0.2
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS              2,243,560   Montedison S.p.A. (d)....     1,966,796      1,527,970        0.4
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED            1,411,500   Compagnie Industrial
                                                      Riunite S.p.A. (CIR)
                                                      (d)....................     1,306,203        869,259        0.3
                                          335,500   Compagnie Industrial
                                                      Riunite S.p.A. (CIR)
                                                      (NC Savings) (d).......       157,313        109,163        0.0
                                                                               ------------   ------------   ----------
                                                                                  1,463,516        978,422        0.3
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 60,500   Assicurazioni Generali
                                                      S.p.A..................     1,392,767      1,145,645        0.3
                                          713,560   Istituto Nazionale della
                                                      Assicurazioni (INA)
                                                      S.p.A..................     1,027,949        928,697        0.3
                                                                               ------------   ------------   ----------
                                                                                  2,420,716      2,074,342        0.6
                 -----------------------------------------------------------------------------------------------------
                 OIL & RELATED            264,000   Ente Nazionale
                                                      Idrocarburi S.p.A.
                                                      (ENI)..................     1,102,238      1,353,690        0.4
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       643,016   Stet Societa Finanziaria
                                                      Telefonica S.p.A.......     1,452,678      2,170,563        0.6
                 -----------------------------------------------------------------------------------------------------
                 TIRE & RUBBER   Lit   967,974,800  Pirelli S.p.A. 5% due
                                                      12/31/1998.............       681,998        706,097        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    ITALY                         9,695,482      9,423,666        2.7
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS      CHEMICALS                  6,660   Akzo Nobel N.V...........       823,170        910,637        0.3
                                           24,770   European Vinyls
                                                      Corporation
                                                      International N.V......     1,064,893        786,440        0.2
                                                                               ------------   ------------   ----------
                                                                                  1,888,063      1,697,077        0.5
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL                29,250   Philips Electronics
                 EQUIPMENT                            N.V....................     1,055,864      1,186,269        0.3
                 -----------------------------------------------------------------------------------------------------
                 ENGINEERING &              8,550   Kondor Wessels Groep NV..       301,062        346,260        0.1
                 CONSTRUCTION
                 -----------------------------------------------------------------------------------------------------
                 HOLDING COMPANY           13,600   Internatio-Muller NV.....       300,713        341,970        0.1
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 56,055   Internationale Nederlanden
                                                      Groep N.V..............     1,629,332      2,020,059        0.6
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                            SHARES                                                    VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY          HELD               INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
NETHERLANDS      TELECOMMUNICATIONS        25,700   Koninklijke PTT Nederland
(CONCLUDED)                                           N.V....................  $    600,608   $    561,350        0.1%
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION            22,350   KLM Royal Dutch Airlines
                                                      N.V....................       655,652        629,322        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    NETHERLANDS                   6,431,294      6,782,307        1.9
---------------------------------------------------------------------------------------------------------------------
NORWAY           CONSUMER GOODS            17,618   Orkla A.S. (Class A).....       918,190      1,216,618        0.3
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS PRODUCERS        36,005  Saga Petroleum A.S.
                                                      (Class B)..............       396,180        558,728        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    NORWAY                        1,314,370      1,775,346        0.5
---------------------------------------------------------------------------------------------------------------------
POLAND           AUTOMOTIVE &              19,000   T.C. Debica S.A. (d).....       299,311        424,344        0.1
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                 BANKING                   17,078   Wielkopolsky Bank
                                                      Kredytowy S.A..........       108,118        115,617        0.1
                 -----------------------------------------------------------------------------------------------------
                 ENGINEERING &            188,300   Mostostal-Export S.A.....       512,705        446,831        0.1
                 CONSTRUCTION
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    POLAND                          920,134        986,792        0.3
---------------------------------------------------------------------------------------------------------------------
PORTUGAL         FOREST PRODUCTS           38,273   Sonae Investimentos --
                                                      SGPS S.A...............       880,494      1,212,390        0.3
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    PORTUGAL                        880,494      1,212,390        0.3
---------------------------------------------------------------------------------------------------------------------
RUSSIA           NATURAL GAS               36,194   RAO Gazprom
                                                      (ADR)(a)(d)(e).........       622,839        642,444        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    RUSSIA                          622,839        642,444        0.2
---------------------------------------------------------------------------------------------------------------------
SPAIN            ENGINEERING &              3,500   Fomento de Construciones Y
                 CONSTRUCTION                         Contratas S.A..........       289,804        326,095        0.1
                 -----------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES        16,500   Argentaria Corp. Bancaria
                                                      de Espana..............       704,967        738,161        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    SPAIN                           994,771      1,064,256        0.3
---------------------------------------------------------------------------------------------------------------------
SWEDEN           APPLIANCES                20,481   Electrolux AB............     1,002,283      1,190,092        0.3
                 -----------------------------------------------------------------------------------------------------
                 BANKING                    7,549   Sparbanken Sverige AB
                                                      (Class A)..............        93,787        129,601        0.0
                 -----------------------------------------------------------------------------------------------------
                 BUILDING RELATED          47,531   Svedala Industry AB......       690,761        805,551        0.2
                 -----------------------------------------------------------------------------------------------------
                 ENGINEERING               27,400   SKF AB 'A'...............       496,206        629,215        0.2
                 -----------------------------------------------------------------------------------------------------
                 FOREST PRODUCTS           37,800   Mo Och Domsjo AB-'B'
                                                      Free...................       962,403      1,064,945        0.3
                                          432,300   Rottneros Bruks AB.......       666,730        548,701        0.2
                                           91,500   Stora Kopparbergs
                                                      Bergslags AB...........     1,152,700      1,262,069        0.4
                                                                               ------------   ------------   ----------
                                                                                  2,781,833      2,875,715        0.9
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 50,335   Forsakrings AB Skandia...     1,198,333      1,425,481        0.4
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING           46,553   Avesta Sheffield AB......       411,954        502,076        0.1
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICAL--          19,005   Astra 'A' Fria...........       833,308        939,792        0.3
                 PRESCRIPTION
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    SWEDEN                        7,508,465      8,497,523        2.4
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND      BANKING                   10,360   CS Holding AG
                                                      (Registered)...........     1,060,531      1,064,013        0.3
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                  1,375   Clariant AG
                                                      (Registered)...........       449,723        588,493        0.2
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                            SHARES                                                    VALUE       PERCENT OF
  (CONCLUDED)         INDUSTRY          HELD               INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
SWITZERLAND      DIVERSIFIED               13,805   Oerlikon-Buehrle Holdings
(CONCLUDED)                                           AG (d).................  $  1,459,291   $  1,361,114        0.4%
                 -----------------------------------------------------------------------------------------------------
                 JEWELRY                    4,738   SMH AG (Societe Suisse pour
                                                      la Microelectronique et
                                                      l'Horlogerie)..........       673,901        675,947        0.2
                 -----------------------------------------------------------------------------------------------------
                 LEISURE                      798   Fotolabo S.A.............       331,433        309,949        0.1
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                    417   Saurer AG (d)............       181,527        180,654        0.0
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    SWITZERLAND                   4,156,406      4,180,170        1.2
---------------------------------------------------------------------------------------------------------------------
TURKEY           BEVERAGES              7,915,658   Erciyas Biracilik Ve Malt
                                                      Sanayii A.S............     1,131,316        858,809        0.2
                 -----------------------------------------------------------------------------------------------------
                 METAL FABRICATING      7,949,486   Eregli Demir Ve Celik
                                                      Fabrikalari T.A.S......       941,635        954,232        0.3
                 -----------------------------------------------------------------------------------------------------
                 RETAIL STORES          1,398,387   Migros Turk A.S..........       997,813      1,710,861        0.5
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    TURKEY                        3,070,764      3,523,902        1.0
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   BEVERAGES                151,140   Grand Metropolitan PLC
                                                      (Ordinary) (d).........       958,951      1,189,423        0.3
                                           42,433   Matthew Clark PLC........       411,176        188,745        0.1
                                                                               ------------   ------------   ----------
                                                                                  1,370,127      1,378,168        0.4
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                 94,500   Inspec Group PLC.........       285,567        342,742        0.1
                                            6,183   Millennium Chemicals Inc.
                                                      (d)....................       177,414        109,748        0.0
                                                                               ------------   ------------   ----------
                                                                                    462,981        452,490        0.1
                 -----------------------------------------------------------------------------------------------------
                 COMPUTER SERVICES         26,190   Misys PLC................       323,536        497,793        0.1
                 -----------------------------------------------------------------------------------------------------
                 CONGOLOMERATES           432,825   Hanson PLC (Ordinary)....       734,719        607,191        0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED              100,000   Peninsular & Oriental
                                                      Steam Navigation Co.
                                                      (The)..................       802,965      1,009,372        0.3
                 -----------------------------------------------------------------------------------------------------
                 FOOD & HOUSEHOLD          85,336   Cadbury Schweppes PLC....       679,109        719,015        0.2
                 PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                 FOOD MANUFACTURING        62,660   Unilever PLC.............     1,180,687      1,518,470        0.4
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL--OTHER        134,000   Tomkins PLC (d)..........       461,257        618,967        0.2
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                110,150   Prudential Corp. PLC.....       588,540        926,205        0.3
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS           51,700   Glaxo Holdings PLC.......       679,333        838,490        0.2
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE               60,000   Land Securities PLC......       593,293        766,781        0.2
                 -----------------------------------------------------------------------------------------------------
                 RETAIL                   196,500   Tesco PLC (Ordinary).....       901,348      1,193,411        0.3
                 -----------------------------------------------------------------------------------------------------
                 RETAIL TRADE             389,160   ASDA Group PLC...........       716,019        818,903        0.2
                 -----------------------------------------------------------------------------------------------------
                 TOBACCO                   43,282   Imperial Tobacco Group
                                                      PLC (d)................       301,618        279,897        0.1
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES                 60,000   Anglian Water PLC........       491,821        605,623        0.2
                                           60,000   Severn Trent PLC.........       514,675        683,636        0.2
                                          115,500   United Utilities PLC.....     1,024,248      1,227,080        0.4
                                           50,000   Yorkshire Water PLC......       482,984        603,057        0.2
                                                                               ------------   ------------   ----------
                                                                                  2,513,728      3,119,396        1.0
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--              104,623   Cable & Wireless PLC.....       698,024        868,992        0.3
                 COMMUNICATIONS
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    UNITED KINGDOM               13,007,284     15,613,541        4.5
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    WESTERN EUROPE               74,541,995     81,259,440       23.3
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

   SHORT-TERM                           FACE                                                     VALUE       PERCENT OF
   SECURITIES                          AMOUNT         SHORT-TERM SECURITIES        COST        (NOTE 1A)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
                 COMMERCIAL PAPER*   US$5,000,000   Alpine Securitization
                                                      Co., 5.33% due
                                                      1/16/1997..............  $  4,988,156   $  4,988,156        1.4%
                                        7,000,000   Dean Witter, Discover &
                                                      Co., 5.45% due
                                                      1/15/1997..............     6,984,104      6,984,104        2.0
                                       16,682,000   General Motors Accept-
                                                      ance Corp., 7.50% due
                                                      1/02/1997..............    16,675,049     16,675,049        4.8
                                                                               ------------   ------------   ----------
                                                                                 28,647,309     28,647,309        8.2
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL          A$10,660,744   Westpac Banking Corp.,
                 PAPER -- FOREIGN*                    6.17% due 5/15/1997....     8,238,547      8,288,961        2.4
                 -----------------------------------------------------------------------------------------------------
                 FOREIGN GOVERNMENT  L  4,250,000   UK Treasury Bill, 6.11%
                 OBLIGATIONS*                         due 2/17/1997..........     6,996,929      7,217,474        2.0
                 -----------------------------------------------------------------------------------------------------
                 US GOVERNMENT &                    Federal National
                 AGENCY                               Mortgage Association:
                 OBLIGATIONS*        US$5,000,000     5.23% due 1/07/1997....     4,994,915      4,994,915        1.4
                                        5,000,000     5.49% due 1/24/1997....     4,981,700      4,981,700        1.4
                                                    United States Treasury
                                                    Bills+:
                                       11,000,000     4.93% due 1/09/1997....    10,986,443     10,989,660        3.2
                                       12,000,000     4.98% due 1/09/1997....    11,985,060     11,988,720        3.5
                                          350,000     4.94% due 1/30/1997....       348,559        348,681        0.1
                                        1,600,000     4.99% due 1/30/1997....     1,593,347      1,593,968        0.5
                                           10,000     4.75% due 2/27/1997....         9,923          9,923        0.0
                                           30,000     4.81% due 2/27/1997....        29,768         29,768        0.0
                                           90,000     4.82% due 2/27/1997....        89,301         89,305        0.0
                                          150,000     5% due 2/27/1997.......       148,792        148,842        0.0
                                          320,000     5.01% due 2/27/1997....       317,417        317,530        0.1
                                                                               ------------   ------------   ----------
                                                                                 35,485,225     35,493,012       10.2
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    SHORT-TERM SECURITIES        79,368,010     79,646,756       22.8
---------------------------------------------------------------------------------------------------------------------

                                       NOMINAL
                                    VALUE/NUMBER
                                    OF CONTRACTS
    OPTIONS                          COVERED BY                                  PREMIUMS
   PURCHASED                           OPTIONS                ISSUE                PAID
 ---------------------------------------------------------------------------------------------------------------------
                 CALL OPTIONS                 348   Nikkei, expiring June
                 PURCHASED                            1997 at 22,000.........       106,592         57,556        0.0
                 -----------------------------------------------------------------------------------------------------
                 CURRENCY PUT           5,600,000   German Deutschemark,
                 OPTIONS PURCHASED                    expiring July 1997 at
                                                      DM1.55.................        64,848         94,640        0.0
                                        1,600,000   Japanese Yen, expiring
                                                     February 1997 at Y115...         9,040         22,997        0.0
                                       17,000,000   Japanese Yen, expiring
                                                      July 1997 at Y115.5....       237,575        306,000        0.1
                                        4,600,000   Swiss Franc, expiring
                                                      July 1997 at
                                                      Chf1.285...............        62,100        194,120        0.1
                                                                               ------------   ------------   ----------
                                                                                    373,563        617,757        0.2
                 -----------------------------------------------------------------------------------------------------
                 PUT OPTIONS                   35   Bovespa, expiring Febru-
                 PURCHASED                            ary 1997 at 64,469.....       117,250         29,962        0.0
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL OPTIONS PURCHASED         597,405        705,275        0.2
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS           336,485,191    348,422,493       99.8
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONCLUDED) (IN US DOLLARS)
--------------------------------------------------------------------------------

                                       NOMINAL
                                    VALUE/NUMBER
                                    OF CONTRACTS
                                     COVERED BY                                  PREMIUMS        VALUE       PERCENT OF
OPTIONS WRITTEN                        OPTIONS                ISSUE              RECEIVED      (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
                 CALL OPTIONS                  35   Bovespa, expiring
                 WRITTEN                              February 1997 at
                                                      64,469.................  $   (117,250)  $   (154,869)       0.0%
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL OPTIONS WRITTEN          (117,250)      (154,869)       0.0
---------------------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN...................  $336,367,941    348,267,624       99.8
                                                                               =============
                 VARIATION MARGIN ON STOCK INDEX FUTURES CONTRACTS**.........                       51,556        0.0
                 UNREALIZED DEPRECIATION ON FORWARD FOREIGN EXCHANGE
                 CONTRACTS***................................................                         (305)       0.0
                 OTHER ASSETS LESS LIABILITIES...............................                      760,954        0.2
                                                                                              ------------   ----------
                 NET ASSETS..................................................                 $349,079,829      100.0%
                                                                                              =============  ===========
---------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
(d) Non-income producing security.
(e) Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $4,793,000 representing 1.4% of net assets.
--------------------------------------------------------------------------------

                                                                                   ACQUISITION                     VALUE
     ISSUE                                                                           DATE(S)           COST      (NOTE 1a)
   ---------------------------------------------------------------------------------------------------------------------
Ashok Leyland Ltd. (GDR)....................................................          3/09/1995     $  255,800   $  185,500
East India Hotels Ltd. (GDR)................................................         4/23/1996-        404,100      345,450
                                                                                      4/24/1996
Indian Hotels Co., Ltd. (GDR)...............................................          3/08/1996        299,250      339,150
Larsen & Toubro (GDR).......................................................         3/06/1996-        888,875      712,800
                                                                                      4/23/1996
Magyar Tar Kozlesi Reszvenytarsasag (Ordinary)..............................         2/15/1995-        910,789    1,191,213
                                                                                     12/01/1995
Nedcor Ltd. (GDR)...........................................................         5/23/1995-      1,097,188    1,376,240
                                                                                      5/22/1996
RAO Gazprom (ADR)...........................................................        10/21/1996-        622,839      642,444
                                                                                     12/06/1996
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $4,478,841   $4,792,797
                                                                                                    ==========   ==========
---------------------------------------------------------------------------------------------------------------------

 * Commercial Paper, Commercial Paper -- Foreign and certain Foreign and US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Fund.

** Stock index futures contracts purchased as of December 31, 1996 were as follows:
--------------------------------------------------------------------------------

 NUMBER OF                                                                                EXPIRATION         VALUE
 CONTRACTS                                 ISSUE                              EXCHANGE       DATE       (NOTE 1a & 1b)
 ---------------------------------------------------------------------------------------------------------------------
        250     All Ordinaries..............................................
                                                                                   SFE     March 1997     $12,156,224
         36     Nikkei 225..................................................
                                                                                 SIMEX     March 1997       3,006,995
         61     TOPIX.......................................................
                                                                                   TSE     March 1997       7,754,059
  ---------------------------------------------------------------------------------------------------------------------
  TOTAL STOCK INDEX FUTURES CONTRACTS PURCHASED (TOTAL CONTRACT PRICE--$22,724,370)                       $22,917,278
  ---------------------------------------------------------------------------------------------------------------------

           Stock index futures contracts sold as of December 31, 1996 were as follows:

  ---------------------------------------------------------------------------------------------------------------------
 NUMBER OF                                                                                EXPIRATION         VALUE
 CONTRACTS                                 ISSUE                              EXCHANGE       DATE       (NOTE 1a & 1b)
 ---------------------------------------------------------------------------------------------------------------------
         42     FTSE 100....................................................
                                                                                 LIFFE     March 1997     $ 7,408,106
         17     Hang Seng...................................................
                                                                                  HKFE   January 1997       1,479,312
  ---------------------------------------------------------------------------------------------------------------------
TOTAL STOCK INDEX FUTURES CONTRACTS SOLD (TOTAL CONTRACT PRICE--$8,607,499)                               $ 8,887,418
  ---------------------------------------------------------------------------------------------------------------------

***Forward foreign exchange contracts as of December 31, 1996 were as follows:

  ---------------------------------------------------------------------------------------------------------------------
                                                                                                          UNREALIZED
                                                                                          EXPIRATION     DEPRECIATION
                         FOREIGN CURRENCY PURCHASED                                          DATE          (NOTE 1B)
 ---------------------------------------------------------------------------------------------------------------------
DM15,978,060    ......................................................................
                                                                                         January 1997     $     (305)
  ---------------------------------------------------------------------------------------------------------------------
TOTAL (US$ COMMITMENT--10,400,000)                                                                        $     (305)
  ---------------------------------------------------------------------------------------------------------------------

++ The rights may be exercised until February 18, 1997.
+ Securities held as collateral in connection with open futures contracts.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD                COMMON STOCKS                COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
ALUMINUM                             15,000     Alcan Aluminium, Ltd. ........   $    314,175   $    504,375        1.1%
                                      7,600     +Alumax, Inc. ................        250,293        253,650        0.6
                                      4,300     Aluminum Co. of America.......        224,399        274,125        0.6
                                                                                 ------------   ------------     ------
                                                                                      788,867      1,032,150        2.3
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                             4,300     Air Products & Chemicals,
                                                  Inc. .......................        245,939        297,238        0.7
                                     72,000     Asahi Chemical Industry Co.,
                                                  Ltd. .......................        530,650        407,876        0.9
                                     17,000     BASF AG.......................        407,600        655,028        1.4
                                     10,400     Dow Chemical Co. .............        646,664        815,100        1.8
                                      6,700     duPont (E.I.) de Nemours &
                                                  Co. ........................        323,847        632,313        1.4
                                                                                 ------------   ------------     ------
                                                                                    2,154,700      2,807,555        6.2
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES                20,000     Asahi Glass Co., Ltd. ........        240,000        188,256        0.4
COMPANIES                            12,800     Canadian Pacific, Ltd. .......        197,224        339,200        0.7
                                      5,100     Coastal Corp. ................        137,570        249,263        0.6
                                     33,000     Cyprus Amax Minerals Co. .....        921,470        771,375        1.7
                                     25,500     Norcen Energy Resources
                                                  Ltd. .......................        378,524        565,839        1.3
                                     20,000     Occidental Petroleum Corp. ...        391,200        467,500        1.0
                                     52,300     RGC Ltd. .....................        206,473        232,190        0.5
                                                                                 ------------   ------------     ------
                                                                                    2,472,461      2,813,623        6.2
---------------------------------------------------------------------------------------------------------------------
GOLD                                122,000     +Acacia Resources Ltd. .......        250,570        237,386        0.5
                                     43,700     +Amax Gold, Inc. .............        259,987        278,588        0.6
                                     17,500     Ashanti Goldfields Co. Ltd.
                                                  (GDR)***....................        434,367        216,563        0.5
                                     23,500     Cambior Inc. .................        315,479        346,496        0.8
                                    173,300     +Delta Gold N.L. .............        333,170        324,818        0.7
                                     30,600     Driefontein Consolidated
                                                  Ltd. .......................        477,914        322,295        0.7
                                    133,000     Great Central Mines N.L. .....        411,933        378,150        0.8
                                     51,600     +Miramar Mining Corporation...        268,637        225,985        0.5
                                     45,000     Newcrest Mining Ltd. .........        192,990        178,695        0.4
                                     20,864     Newmont Mining Corp. .........        828,080        933,664        2.1
                                     45,000     Placer Dome Inc. .............      1,018,177        978,750        2.2
                                     24,800     Prime Resources Group,
                                                  Inc. .......................        242,631        175,591        0.4
                                     42,900     Santa Fe Pacific Gold
                                                  Corp. ......................        535,350        659,588        1.5
                                     22,000     +TVX Gold, Inc. ..............        179,135        170,500        0.4
                                                                                 ------------   ------------     ------
                                                                                    5,748,420      5,427,069       12.1
---------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL                       12,300     Amerada Hess Corp. ...........        646,044        711,863        1.6
COMPANIES                            10,500     Amoco Corp. ..................        554,378        845,250        1.9
                                      5,200     British Petroleum, Co. PLC
                                                  (ADR)*......................        396,812        735,150        1.6
                                     14,000     ENI Societa per Azioni
                                                  (ADR)*......................        654,500        722,750        1.6
                                      2,000     OMV AG........................        214,068        225,547        0.5
                                     25,000     Petro-Canada (Installment
                                                  Receipts)(c)................        195,677        271,875        0.6
                                      7,300     Repsol, S.A. .................        210,174        279,926        0.6
                                      3,000     Repsol, S.A. (ADR)* ..........         86,490        114,375        0.2
                                     17,800     Societe Nationale Elf
                                                  Aquitaine (ADR)* ...........        645,343        805,450        1.8
                                     12,000     Total, S.A. (Class B).........        728,842        976,099        2.2
                                     19,700     Yacimientos Petroliferos
                                                  Fiscales, S.A. (ADR)*.......        427,078        497,425        1.1
                                                                                 ------------   ------------     ------
                                                                                    4,759,406      6,185,710       13.7
---------------------------------------------------------------------------------------------------------------------
METALS & MINING                      10,800     ASARCO Inc. ..................        305,116        268,650        0.6
                                    259,000     +Centaur Mining & Exploration
                                                  Ltd. .......................        390,350        401,111        0.9
                                     25,600     Falconbridge Ltd. (Installment
                                                  Receipts) (a)...............        384,069        366,248        0.8
                                      7,400     Inco Ltd......................        244,911        235,875        0.5
                                     51,300     Industrias Penoles, S.A. de
                                                  C.V. .......................        230,560        181,841        0.4
                                    465,000     M.I.M. Holdings Ltd. .........        867,286        649,973        1.4
                                     34,370     Minsur S.A. (T Shares)........        111,555        119,542        0.3

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD                COMMON STOCKS                COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
METALS & MINING                      91,000     Mitsubishi Materials Corp. ...   $    461,572   $    367,772        0.8%
(CONCLUDED)                          32,400     Noranda Inc. .................        600,505        722,496        1.6
                                     25,500     Outokumpu OY..................        455,626        434,964        1.0
                                      9,400     ++P.T. Tambang Timah
                                                  (GDR)***....................        115,742        169,905        0.4
                                    144,400     Pasminco Ltd. ................        195,275        227,071        0.5
                                      6,700     Phelps Dodge Corp. ...........        382,311        452,250        1.0
                                    108,000     QNI Ltd. .....................        216,381        217,007        0.5
                                     52,400     (The) RTZ Corp. PLC ..........        680,570        840,879        1.9
                                     28,000     Resolute Ltd. ................         60,351         58,263        0.1
                                      6,000     Rio Algom Ltd. ...............        116,616        134,015        0.3
                                    410,000     Savage Resources Ltd. ........        313,412        449,358        1.0
                                     41,000     Savage Resources Ltd.
                                                  (Warrants) (b)..............          5,506         10,420        0.0
                                     46,000     Sumitomo Metal Mining Co.
                                                  Ltd. .......................        383,546        310,242        0.7
                                     34,000     Trelleborg 'B' Fria...........        454,495        451,504        1.0
                                     23,000     +Westmin Resources, Inc. .....        120,329        111,642        0.2
                                    164,900     WMC Ltd. .....................        964,809      1,038,541        2.3
                                                                                 ------------   ------------     ------
                                                                                    8,060,893      8,219,569       18.2
---------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS                  21,400     Apache Corp. .................        573,935        757,025        1.7
                                     37,000     +Chauvco Resources Ltd. ......        437,096        380,803        0.8
                                     10,200     +Chieftain International, Inc.
                                                  (f) ........................        227,716        265,200        0.6
                                     23,100     Enserch Exploration Inc. .....        230,541        271,425        0.6
                                     68,300     Enterprise Oil PLC............        449,045        753,667        1.7
                                     37,300     +Gulf Canada Resources,
                                                  Ltd. .......................        264,784        272,263        0.6
                                      7,300     Louisiana Land and Exploration
                                                  Co. (The)...................        283,067        391,463        0.9
                                     21,400     Mitchell Energy & Development
                                                  Corp. (Class B).............        374,226        473,475        1.0
                                     28,600     +Northrock Resources Ltd. ....        227,905        256,774        0.6
                                     13,000     +Oryx Energy Co. .............        216,739        321,750        0.7
                                      4,000     PanCanadian Petroleum Ltd. ...        152,305        157,956        0.4
                                     93,000     Ranger Oil Ltd. ..............        625,617        918,375        2.0
                                      8,200     Sonat, Inc. ..................        269,737        422,300        0.9
                                      9,800     Vastar Resources, Inc. .......        268,604        372,400        0.8
                                                                                 ------------   ------------     ------
                                                                                    4,601,317      6,014,876       13.3
---------------------------------------------------------------------------------------------------------------------
OIL SERVICES                         12,500     +Coflexip Stena Offshore, Inc.
                                                  (ADR)*......................        259,460        326,562        0.7
                                      9,800     IHC Caland N.V. ..............        214,018        560,406        1.3
                                     10,600     +Petroleum Geo-Services ASA
                                                  (ADR)*......................        309,952        412,075        0.9
                                      6,400     Schlumberger Ltd. ............        382,287        639,200        1.4
                                     10,300     +Smedvig ASA (ADR)*...........        218,875        207,288        0.5
                                      7,200     Transocean Offshore Inc.
                                                  (d).........................        440,451        450,900        1.0
                                                                                 ------------   ------------     ------
                                                                                    1,825,043      2,596,431        5.8
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS              24,533     Aracruz Celulose S.A.
                                                  (ADR)*......................        196,788        202,397        0.5
                                     31,400     Avenor Inc. ..................        611,175        465,270        1.0
                                     15,800     Empresa Nacional de Celulosas,
                                                  S.A. .......................        233,184        189,181        0.4
                                      8,700     Georgia-Pacific Corp. ........        615,783        626,400        1.4
                                     14,800     International Paper Co. ......        497,368        597,550        1.3
                                     57,500     Metsa Serla OY 'B'............        499,397        431,053        1.0
                                     16,800     Mo Och Domsjo AB 'B' Co. .....        373,697        473,309        1.0
                                     52,000     Slocan Forest Products
                                                  Ltd. .......................        523,964        588,321        1.3
                                      9,520     +UPM-Kymmene OY (e)...........        169,172        196,519        0.4
                                     17,200     Weyerhaeuser Co. .............        687,415        814,850        1.8
                                      9,000     Willamette Industries,
                                                  Inc. .......................        376,875        626,625        1.4
                                                                                 ------------   ------------     ------
                                                                                    4,784,818      5,211,475       11.5
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONCLUDED)
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD                COMMON STOCKS                COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
PLANTATIONS                         136,000     Golden Hope Plantations BHD...   $    240,608   $    231,604        0.5%
                                     90,000     Kuala Lumpur Kepong BHD.......        120,553        228,119        0.5
                                                                                 ------------   ------------     ------
                                                                                      361,161        459,723        1.0
---------------------------------------------------------------------------------------------------------------------
REFINING                             45,300     Total Petroleum (North
                                                  America), Ltd. (ADR)*.......        579,947        469,987        1.0
---------------------------------------------------------------------------------------------------------------------
STEEL                                83,000     British Steel PLC.............        218,182        228,614        0.5
                                    135,000     +Kobe Steel, Ltd. ............        390,945        284,456        0.6
                                     12,800     Koninklijke Nederlandsche
                                                  Hoogovens en Staalfabrienken
                                                  N.V. .......................        529,034        533,951        1.2
                                    148,000     Nippon Steel Corp. ...........        501,972        437,098        1.0
                                    244,000     Sumitomo Metal Industries,
                                                  Ltd. .......................        773,176        600,518        1.3
                                                                                 ------------   ------------     ------
                                                                                    2,413,309      2,084,637        4.6
---------------------------------------------------------------------------------------------------------------------
WOOD PRODUCTS                        18,400     Louisiana-Pacific Corp. ......        467,929        388,700        0.8
                                     26,800     Riverside Forest Products
                                                  Ltd.........................        352,710        348,204        0.8
                                                                                 ------------   ------------     ------
                                                                                      820,639        736,904        1.6
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS                39,370,981     44,059,709       97.5
---------------------------------------------------------------------------------------------------------------------

                                    FACE
                                   AMOUNT           SHORT-TERM INVESTMENTS
  ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**               $1,352,000     General Electric Capital
                                                  Corp., 7.10% due
                                                  1/02/1997...................      1,351,467      1,351,467        3.0
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL SHORT-TERM INVESTMENTS        1,351,467      1,351,467        3.0
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS.............   $ 40,722,448     45,411,176      100.5
                                                                                 ============
                                                LIABILITIES IN EXCESS OF OTHER
                                                  ASSETS......................                      (214,181)      (0.5)
                                                                                                ------------     ------
                                                NET ASSETS....................                  $ 45,196,995      100.0%
                                                                                                ============     ======
---------------------------------------------------------------------------------------------------------------------

(a) Receipts evidence payment by the Fund of 67% of the purchase price common stock of Falconbridge Ltd. The Fund is obligated to pay the remaining 33%, approximately $360,000, over the next year.

(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.

(c) Receipts evidence payment by the Fund of 71% of the purchase price common stock of Petro-Canada. The Fund is obligated to pay the remaining 29%, approximately $189,000, over the next year.

(d) Created as a result of the merger of Sonat Offshore and Transocean.

(e) Created as a result of the merger of Kymmene Corporation and Repola Ltd.

(f) Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:
--------------------------------------------------------------------------------

                                                                                       NET SHARE         NET      DIVIDEND
         INDUSTRY                                    AFFILIATE                          ACTIVITY         COST      INCOME
  ---------------------------------------------------------------------------------------------------------------------
Oil & Gas Producers             Chieftain International, Inc. .....................       10,200       $227,716      --
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                                  $227,716
                                                                                                        =======
---------------------------------------------------------------------------------------------------------------------

  * American Depositary Receipts (ADR).

 ** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

*** Global Depositary Receipts (GDR).

  + Non-income producing security.

 ++ Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $170,000, representing 0.4% of net assets.
--------------------------------------------------------------------------------

                                                                                   ACQUISITION                 VALUE
                                      ISSUE                                           DATE          COST     (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------
P.T. Tambang Timah (GDR).........................................................   10/06/1995    $115,742   $169,905
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                             $115,742   $169,905
                                                                                                  ========   ========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                            S&P    MOODY'S      FACE                                                              VALUE
        INDUSTRY          RATINGS  RATINGS     AMOUNT            CORPORATE BONDS & NOTES            COST        (NOTE 1A)
   ---------------------------------------------------------------------------------------------------------------------
ASSET-BACKED              AAA      Aaa       $ 9,000,000   Banc One Credit Card Master
SECURITIES++--3.3%                                           Trust (Series B),
                                                             7.55% due 12/15/1999.............  $  9,171,523   $  9,129,330
                          AAA      Aaa         4,000,000   Citibank, Credit Card Master Trust
                                                             I, 5.62% due 12/10/2008..........     3,998,440      3,996,240
                          AAA      Aaa         4,462,458   Fifth Third Auto Grantor Trust,
                                                             6.45% due 3/15/2002..............     4,460,715      4,480,575
                                                                                                ------------   ------------
                                                                                                  17,630,678     17,606,145
---------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--12.0%                                     Bank of New York Co., Inc.:
                          A-       A2          4,000,000     7.625% due 7/15/2002.............     4,306,000      4,159,160
                          A-       A2          2,000,000     7.875% due 11/15/2002............     2,213,400      2,106,200
                                                           BankAmerica Corp.:
                          A        A2          7,000,000     8.375% due 3/15/2002.............     7,361,550      7,499,310
                          A+       A1          1,000,000     7.125% due 5/12/2005.............       985,500      1,007,540
                          BBB+     A2          2,000,000   First Interestate Bancorp, 11.25%
                                                             due 3/27/2001....................     2,354,060      2,303,520
                          BBB+     A1          5,000,000   +First Union Capital Corp., 7.85%
                                                             due 1/01/2027....................     4,991,300      4,991,300
                          A-       A2          1,500,000   First Union Corp., 7.50% due
                                                             7/15/2006........................     1,500,690      1,539,720
                          A-       A3          2,000,000   Golden West Financial Corp., 9.15%
                                                             due 5/23/1998....................     2,271,480      2,075,860
                          BBB+     A3          1,000,000   +HSBC Americas Inc., 7.808% due
                                                             12/15/2026.......................       988,460        966,100
                          AA-      Aa2         3,000,000   JPM Capital Trust, 7.54% due
                                                             1/15/2027........................     3,000,000      2,931,870
                                                           NationsBank Corp.:
                          A        A2          2,000,000     7.50% due 2/15/1997..............     1,998,280      2,003,740
                          A-       A3          5,000,000     6.50% due 8/15/2003..............     4,755,150      4,887,850
                                                           Norwest Corp.:
                          AA-      Aa3         5,000,000     6.25% due 4/15/1999..............     4,983,600      5,004,000
                          AA-      Aa3         2,500,000     6.75% due 5/12/2000..............     2,529,975      2,528,250
                          A        A2         12,950,000   US Bancorp, 6.95% due 11/28/1997...    13,048,032     13,082,738
                          AA+      Aa2         3,000,000   Wachovia Corp., 6.55% due
                                                             6/09/1997........................     2,997,810      3,012,780
                          BBB      A1          4,500,000   Wells Fargo Capital I, 7.96% due
                                                             12/15/2026.......................     4,421,515      4,498,065
                                                                                                ------------   ------------
                                                                                                  64,706,802     64,598,003
---------------------------------------------------------------------------------------------------------------------
CANADIAN                                                   Province of Quebec (Canada) (2):
PROVINCE*--2.4%           A+       A2          3,500,000     8.80% due 4/15/2003..............     3,944,780      3,852,135
                          A+       A2          9,500,000     7.125% due 2/09/2024.............     7,990,800      9,123,230
                                                                                                ------------   ------------
                                                                                                  11,935,580     12,975,365
---------------------------------------------------------------------------------------------------------------------
FEDERAL                   AAA      Aaa         3,000,000   Federal Home Loan Banks, 6.65%
AGENCIES--1.9%                                               due 11/13/2001...................     2,997,656      2,992,020
                          AAA      Aaa         7,000,000   Federal National Mortgage
                                                             Association, 7.85% due
                                                             9/10/2004........................     6,925,569      7,164,080
                                                                                                ------------   ------------
                                                                                                   9,923,225     10,156,100
---------------------------------------------------------------------------------------------------------------------
FINANCE--4.5%                                              Associates Corp. of North America:
                          AA-      Aa3         5,000,000     8.375% due 1/15/1998.............     5,016,100      5,115,700
                          AA-      Aa3         1,500,000     5.25% due 9/01/1998..............     1,454,385      1,478,085
                          AA-      Aa3         1,000,000     7.25% due 9/01/1999..............       987,620      1,021,960
                          A+       Aa3         5,500,000   CIT Group Holdings, Inc., 7% due
                                                             9/30/1997........................     5,547,490      5,545,705
                                                           Commercial Credit Co.:
                          A+       A1          3,250,000     10.00% due 5/01/1999.............     3,626,350      3,506,393
                          A+       A1          3,000,000     6.70% due 8/01/1999..............     3,022,580      3,018,030
                          AAA      Aaa         3,245,000   General Electric Capital Corp.,
                                                             8.125% due 5/15/2012.............     3,449,052      3,587,347
                          A+       A2          1,000,000   Transamerica Financial Corp., 6.80%
                                                             due 3/15/1999....................       999,730      1,010,520
                                                                                                ------------   ------------
                                                                                                  24,103,307     24,283,740
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                            S&P    MOODY'S      FACE                                                              VALUE
        INDUSTRY          RATINGS  RATINGS     AMOUNT            CORPORATE BONDS & NOTES            COST        (NOTE 1A)
   ---------------------------------------------------------------------------------------------------------------------
FINANCE--                                                  Bear Stearns Companies
OTHER--14.4%                                               Inc.(The):
                          A        A2        $10,000,000     6.75% due 8/15/2000..............  $  9,936,500   $ 10,059,900
                          A        A2          1,000,000     6.70% due 8/01/2003..............     1,002,800        983,990
                                                           Dean Witter, Discover & Co.:
                          A        A2          3,500,000     6.75% due 8/15/2000..............     3,486,805      3,525,375
                          A        A2          4,000,000     6.30% due 1/15/2006..............     3,982,400      3,778,688
                          A        A2          3,500,000     6.75% due 1/01/2016..............     3,500,000      3,222,170
                          A+       A2          4,000,000   Equitable Cos. Inc., 9% due
                                                             12/15/2004.......................     4,416,200      4,478,800
                                                           Equitable Life Assurance Society:
                          A        A2          4,355,000    +6.95% due 12/01/2005.............     4,110,249      4,272,168
                          A        A2          3,500,000    +7.70% due 12/01/2015.............     3,476,060      3,498,530
                          A        Baa1       10,000,000   Lehman Brothers Holdings, Inc.,
                                                             7.375% due 8/15/1997.............     9,987,000     10,065,300
                          BBB+     A3          5,000,000   MBNA Corporation, 5.681% due
                                                             9/14/1998........................     5,000,000      5,001,980
                          AA-      A2          6,100,000   +Pacific Mutual Life Insurance
                                                             Company, 7.90% due 12/30/2023....     5,999,655      6,242,496
                                                           PaineWebber Group, Inc.:
                          BBB+     Baa1        3,000,000     9.25% due 12/15/2001.............     3,501,570      3,288,240
                          BBB+     Baa1        2,000,000     8.875% due 3/15/2005.............     2,012,540      2,169,240
                                                           Smith Barney Holdings, Inc.:
                          A-       A2          2,000,000     5.875% due 2/01/2001.............     1,993,680      1,943,496
                          A-       A2          4,000,000     6.50% due 10/15/2002.............     3,980,560      3,933,680
                          A-       A2          2,000,000     6.625% due 11/15/2003............     1,988,320      1,969,380
                          A        A1          2,000,000   Travelers Capital II, 7.75% due
                                                             12/01/2036.......................     2,003,400      1,923,120
                                                           Travelers Corp. (The):
                          A+       A1          1,000,000     9.50% due 3/01/2002..............     1,084,200      1,119,190
                          A+       A1          6,000,000     7.875% due 5/15/2025.............     6,053,840      6,266,940
                                                                                                ------------   ------------
                                                                                                  77,515,779     77,742,683
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                                               Anheuser-Busch Cos., Inc.:
CONSUMER                  AA-      A1          2,500,000     8.75% due 12/01/1999.............     2,839,090      2,656,250
GOODS--3.8%               AA-      A1          5,000,000     7.375% due 7/01/2023.............     5,127,300      4,947,100
                          A-       A3          7,000,000   IBP, Inc., 6.125% due 2/01/2006....     6,431,460      6,600,510
                          AA       Aa2         2,000,000   Kimberly-Clark Corporation, 7.875%
                                                             due 2/01/2023....................     2,033,960      2,082,080
                          A        A2          4,000,000   Philip Morris Companies, Inc., 9%
                                                             due 1/01/2001....................     4,071,540      4,303,480
                                                                                                ------------   ------------
                                                                                                  20,503,350     20,589,420
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--              AA       Aa3         2,000,000   BP America Inc., 9.375% due
ENERGY--2.6%                                                 11/01/2000.......................     2,204,960      2,200,980
                          AA-      A1          7,000,000   Consolidated Natural Gas Co., 8.75%
                                                             due 6/01/1999....................     7,448,861      7,361,900
                          A-       A1          3,000,000   Dresser Industries, Inc., 7.60% due
                                                             8/15/2096........................     2,991,270      3,062,790
                          A+       A1          1,500,000   Texaco Capital Inc., 9% due
                                                             12/15/1999.......................     1,731,670      1,606,110
                                                                                                ------------   ------------
                                                                                                  14,376,761     14,231,780
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                            S&P    MOODY'S      FACE                                                              VALUE
        INDUSTRY          RATINGS  RATINGS     AMOUNT            CORPORATE BONDS & NOTES            COST        (NOTE 1A)
   ---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--              A-       A3        $ 6,500,000   Chrysler Finance Corporation
MANUFACTURING--8.2%                                          10.95% due 8/01/2017.............  $  7,380,520   $  7,007,260
                          AA-      Aa3         2,950,000   du Pont (E.I.) de Nemours & Co.,
                                                             8.25% due 1/15/2022..............     3,066,304      3,102,751
                                                           Ford Motor Credit Company:
                          A+       A1          3,000,000     7% due 9/25/2001.................     2,988,060      3,044,730
                          A+       A1          5,000,000     7.50% due 6/15/2004..............     5,140,200      5,147,300
                          A+       A1          2,500,000     7.75% due 3/15/2005..............     2,497,725      2,603,625
                                                           General Motors Acceptance Corp.:
                          A-       A3          3,000,000     7.125% due 5/11/1998.............     3,033,840      3,045,660
                          A-       A3          4,000,000     7.70% due 4/15/2016..............     3,967,000      4,136,920
                          A-       A3          3,500,000     7.40% due 9/01/2025..............     3,471,790      3,461,290
                                                           Lockheed Martin Corp.:
                          BBB+     A3          7,000,000     6.625% due 6/15/1998.............     6,999,090      7,053,970
                          BBB+     A3          2,500,000     6.55% due 5/15/1999..............     2,498,800      2,511,675
                          A-       Baa2        3,000,000   McDonnell Douglas Corporation,
                                                             8.625% due 4/01/1997.............     3,050,010      3,019,710
                                                                                                ------------   ------------
                                                                                                  44,093,339     44,134,891
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--              A+       A1          2,500,000   Bass America, Inc., 8.125% due
SERVICES--11.1%                                              3/31/2002........................     2,668,930      2,656,825
                          A        A2          4,000,000   Carnival Cruise Lines, Inc., 7.70%
                                                             due 7/15/2004....................     4,208,480      4,159,680
                                                           Columbia/HCA Healthcare Corp.:
                          A-       A2          5,000,000     6.41% due 6/15/2000..............     4,997,000      4,987,400
                          A-       A2          1,845,000     7.05% due 12/01/2027.............     1,729,946      1,756,643
                          A-       A2          3,000,000     7.75% due 7/15/2036..............     2,976,840      3,058,500
                                                           Dillard Department Stores, Inc.:
                          A+       A2          5,000,000     7.375% due 6/15/1999.............     5,305,840      5,089,200
                          A+       A2          3,000,000     9.125% due 8/01/2011.............     3,240,150      3,465,210
                          A        A2          2,000,000   +Disney Enterprises Inc., 6.85% due
                                                             1/10/2007........................     1,998,660      1,998,580
                          A+       A1          7,000,000   +Electronic Data Systems Corp.,
                                                             6.85% due 5/15/2000..............     6,994,470      7,085,547
                          A        A3          5,000,000   Hertz Corp., 6% due 1/15/2003......     4,823,600      4,804,800
                          AAA      Aaa         3,000,000   Johnson & Johnson Co., 8.72% due
                                                             11/01/2024.......................     3,000,000      3,338,040
                          A        A2          2,000,000   May Department Stores Company,
                                                             10.625% due 11/01/2010...........     2,419,800      2,588,400
                          A-       A2          7,000,000   Sears, Roebuck & Co., 6.82% due
                                                             10/17/2002.......................     7,014,280      7,009,520
                          AA       A2          7,000,000   Wal-Mart Stores, Inc., 8.50% due
                                                             9/15/2024........................     7,036,810      7,490,350
                                                                                                ------------   ------------
                                                                                                  58,414,806     59,488,695
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                AA       A1          9,500,000   Boeing Co., 6.35% due 6/15/2003....     8,549,905      9,348,760
TRANSPORTATION--                                           Southwest Airlines, Inc.:
3.4%                      A-       A3          3,500,000     9.40% due 7/01/2001..............     4,021,990      3,804,500
                          A-       A3          4,000,000     8% due 3/01/2005.................     3,980,450      4,231,480
                          A-       A3          1,000,000     7.875% due 9/01/2007.............       992,600      1,032,790
                                                                                                ------------   ------------
                                                                                                  17,544,945     18,417,530
---------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL--
0.6%                      AAA      Aaa         1,000,000   Asian Development Bank, 10.75%
                                                           due 6/01/1997......................     1,084,890      1,019,170
                          AAA      Aaa         2,000,000   Inter-American Development Bank
                                                             Co., 8.875% due 6/01/2009........     2,481,700      2,330,520
                                                                                                ------------   ------------
                                                                                                   3,566,590      3,349,690
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                            S&P    MOODY'S      FACE                                                              VALUE
        INDUSTRY          RATINGS  RATINGS     AMOUNT            CORPORATE BONDS & NOTES            COST        (NOTE 1A)
   ---------------------------------------------------------------------------------------------------------------------
UTILITIES--                                                GTE Corp.:
COMMUNICATIONS--          BBB+     A3        $ 1,000,000     8.85% due 3/01/1998..............  $  1,143,360   $  1,031,020
2.5%                      BBB+     A3          1,500,000     9.375% due 12/01/2000............     1,647,090      1,648,305
                          BBB+     A3          3,500,000     9.10% due 6/01/2003..............     3,965,330      3,904,215
                          BBB+     A3          2,000,000     10.30% due 11/15/2017............     2,187,020      2,164,900
                          AAA      Aaa         2,500,000   Indiana Bell Telephone Co. Inc.,
                                                             7.30% due 8/15/2026..............     2,495,725      2,537,100
                                                           Southwestern Bell Telcommunications
                                                             Corp.:
                          AA       Aa3         1,000,000     6.125% due 3/01/2000.............     1,005,000        993,580
                          AA       Aa3         1,000,000     6.625% due 4/01/2005.............       958,450        989,450
                                                                                                ------------   ------------
                                                                                                  13,401,975     13,268,570
---------------------------------------------------------------------------------------------------------------------
UTILITIES--               AA-      Aa2         7,000,000   Duke Power Co., 8% due
ELECTRIC--3.8%                                               11/01/1999.......................     6,966,520      7,288,190
                          A+       A1          3,000,000   Georgia Power Co., 6.125% due
                                                             9/01/1999........................     2,892,720      2,983,140
                          AA-      A1          2,000,000   Northern States Power Company,
                                                             7.125% due 7/01/2025.............     2,122,360      1,960,120
                          A        A2          7,500,000   Virginia Electric & Power Co.,
                                                             8.625% due 10/01/2024............     7,416,540      8,114,235
                                                                                                ------------   ------------
                                                                                                  19,398,140     20,345,685
---------------------------------------------------------------------------------------------------------------------
YANKEE                                                     ABN AMRO Bank (1):
CORPORATES*--             AA-      Aa2         1,500,000     7.55% due 6/28/2006..............     1,499,790      1,553,055
10.9%                     AA-      Aa2         1,000,000     7.30% due 12/01/2026.............       977,900        950,800
                          A+       A1          6,000,000   Australia & New Zealand Banking
                                                             Group Ltd., 7.55% due 9/15/2006
                                                             (1)..............................     5,990,880      6,176,640
                          AA-      Aa3         6,500,000   CRA Finance Ltd., 6.50% due
                                                             12/01/2003 (1)...................     6,509,920      6,333,535
                          A        A3          2,000,000   China Light & Power Co., Ltd.,
                                                             7.50% due 4/15/2006 (5)..........     1,987,260      2,016,640
                          AA+      Aa1         1,000,000   Deutsche Bank Financial Inc., 6.70%
                                                             due 12/13/2006 (1)...............       996,910        981,360
                                                           Enersis S.A.(4):
                          A-       Baa1        8,000,000     6.90% due 12/01/2006.............     7,979,360      7,807,920
                          A-       Baa1        2,000,000     7.40% due 12/01/2016.............     1,989,440      1,940,480
                          A+       A1          2,000,000   Ford Capital, B.V., 9.50% due
                                                             6/01/2010 (1)....................     2,217,880      2,375,320
                                                           Grand Metropolitan Investment Corp.
                                                             (1):
                          A+       A2          5,500,000     6.50% due 9/15/1999..............     5,615,810      5,503,190
                          A+       A2          1,000,000     8.625% due 8/15/2001.............     1,049,910      1,079,190
                          BBB+     A3          3,000,000   HSBC Americas Inc., 7% due
                                                             11/01/2006 (1)...................     2,974,800      2,961,600
                          AA-      A1          6,000,000   Korea Electric Power Corporation,
                                                             8% due 7/01/2002 (5).............     6,312,060      6,330,780
                          A+       A1          1,000,000   +Petronas Corp., 6.875% due
                                                             7/01/2003 (4)....................       986,480      1,001,430
                          BBB+     A3          3,000,000   Philips Electronics N.V., 7.20% due
                                                             6/01/2026 (4)....................     2,993,220      3,041,250
                                                           Pohang Iron & Steel Co., Ltd. (3):
                          A+       A2          4,500,000     7.375% due 5/15/2005.............     4,581,720      4,561,695
                          A+       A2          4,000,000     7.125% due 11/01/2006............     3,995,480      3,989,080
                                                                                                ------------   ------------
                                                                                                  58,658,820     58,603,965
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONCLUDED)
--------------------------------------------------------------------------------

                            S&P    MOODY'S      FACE                                                              VALUE
                          RATINGS  RATINGS     AMOUNT            CORPORATE BONDS & NOTES            COST        (NOTE 1A)
   ---------------------------------------------------------------------------------------------------------------------
YANKEE                    AAA      Aaa       $ 2,000,000   Export-Import Bank of Japan, 8.35%
SOVEREIGN*--2.7%                                             due 12/01/1999 (1)...............  $  2,113,320   $  2,107,060
                          AA-      A1          3,000,000   Korea Development Bank, 6.625% due
                                                             11/21/2003 (2)...................     3,011,060      2,970,000
                                                           Metropolis of Tokyo (Japan) (2):
                          AAA      Aaa         3,000,000     8.70% due 10/05/1999.............     3,469,410      3,184,290
                          AAA      Aaa           250,000     9.25% due 11/08/2000.............       268,427        273,657
                          BBB      A3          6,000,000   People's Republic of China, 6.625%
                                                             due 1/15/2003 (2)................     5,970,960      5,839,254
                                                                                                ------------   ------------
                                                                                                  14,833,177     14,374,261
---------------------------------------------------------------------------------------------------------------------
                                                           TOTAL CORPORATE BONDS &
                                                           NOTES--88.1%.......................   470,607,274    474,166,523
---------------------------------------------------------------------------------------------------------------------

                                                                US GOVERNMENT OBLIGATIONS
   ---------------------------------------------------------------------------------------------------------------------
                                                           US Treasury Notes
                          AAA      Aaa         2,500,000     5.875% due 6/30/2000.............     2,502,025      2,481,250
                          AAA      Aaa         2,500,000     8.75% due 8/15/2000..............     2,976,172      2,709,375
                          AAA      Aaa         1,000,000     6.25% due 2/15/2003..............       982,500        998,750
                          AAA      Aaa         5,500,000     5.75% due 8/15/2003..............     5,371,953      5,335,000
                          AAA      Aaa        11,000,000     6.50% due 5/15/2005..............    10,668,276     11,073,920
                          AAA      Aaa         3,000,000     6.50% due 10/15/2006.............     2,985,469      3,016,410
---------------------------------------------------------------------------------------------------------------------
                                                           TOTAL US GOVERNMENT
                                                           OBLIGATIONS--4.7%                      25,486,395     25,614,705
---------------------------------------------------------------------------------------------------------------------
                                                                  SHORT-TERM SECURITIES
   ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--0.9%                       5,000,000   General Electric Capital Corp., 6%
                                                             due 1/03/1997....................     4,997,500      4,997,500
---------------------------------------------------------------------------------------------------------------------
REPURCHASE                                    24,932,000   Lehman Brothers Inc., purchased on
AGREEMENTS***--4.7%                                          12/31/96 to yield 7.10% to
                                                             1/02/97..........................    24,932,000     24,932,000
---------------------------------------------------------------------------------------------------------------------
                                                           TOTAL SHORT-TERM SECURITIES--5.6%      29,929,500     29,929,500
---------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS--98.4%...........  $526,023,169    529,710,728
                                                                                                ============
                                                           OTHER ASSETS LESS
                                                           LIABILITIES--1.6%..................                    8,683,000
                                                                                                               ------------
                                                           NET ASSETS--100.0%.................                 $538,393,728
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------

  * Corresponding industry groups for foreign securities, which are denominated in US dollars.

    (1) Financial Institution                          (4) Industrial

    (2) Government Entity                              (5) Utility

    (3) Industrial Mining and Metals

 ** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

*** Repurchase Agreements are fully collateralized by US Government and Agency
    Obligations.

  + Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $30,056,000, representing 5.6% of net assets.

--------------------------------------------------------------------------------

                                                                                ACQUISITION                    VALUE
                                    ISSUE                                          DATE          COST        (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------
Disney Enterprises Inc., 6.85% due 1/10/2007..................................   12/18/1996   $ 1,998,660   $ 1,998,580
Electronic Data Systems, Corp., 6.85% due 5/15/2000 ..........................    5/26/1995     6,994,470     7,085,547
Equitable Life Assurance Society, 6.95% due 12/01/2005........................    6/11/1996     4,110,249     4,272,168
Equitable Life Assurance Society, 7.70% due 12/01/2015........................   10/17/1996     3,476,060     3,498,530
First Union Capital Corp., 7.85% due 1/01/2027................................   12/27/1996     4,991,300     4,991,300
HSBC Americas Inc., 7.808% due 12/15/2026.....................................   12/04/1996       988,460       966,100
Pacific Mutual Life Insurance Company, 7.90% due 12/30/2023...................    9/24/1996     5,999,655     6,242,496
Petronas Corp., 6.875% due 7/01/2003..........................................    8/10/1995       986,480     1,001,430
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                         $29,545,334   $30,056,151
                                                                                              ===========   ===========
---------------------------------------------------------------------------------------------------------------------

++ Subject to principal paydowns.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD               STOCKS & WARRANTS             COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
AEROSPACE                            176,000      Northrop Grumman Corp. .....   $ 11,530,816   $ 14,564,000        1.8%
                                     190,000      United Technologies
                                                    Corp. ....................      7,831,355     12,540,000        1.6
                                                                                 ------------   ------------     ------
                                                                                   19,362,171     27,104,000        3.4
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILE                           205,000      General Motors Corp. .......     10,846,146     11,428,750        1.4
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                     338,000      +Lear Corporation...........     11,323,000     11,534,250        1.5
---------------------------------------------------------------------------------------------------------------------
BANKING                              320,000      Bank of New York Co.,
                                                    Inc.......................      6,531,925     10,800,000        1.3
                                      60,000      Bank of New York Co., Inc.
                                                    (Warrants) (c)............        433,750      4,447,500        0.6
                                      67,100      BankAmerica Corporation ....      6,865,310      6,693,225        0.8
                                     121,000      Citicorp....................      8,956,427     12,463,000        1.6
                                                                                 ------------   ------------     ------
                                                                                   22,787,412     34,403,725        4.3
---------------------------------------------------------------------------------------------------------------------
BUILDING & CONSTRUCTION              277,800      Oakwood Homes Corp..........      6,329,367      6,354,675        0.8
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                            163,000      +FMC Corporation............     11,552,704     11,430,375        1.4
                                     240,000      PPG Industries Inc. ........     11,911,956     13,470,000        1.7
                                                                                 ------------   ------------     ------
                                                                                   23,464,660     24,900,375        3.1
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                        96,834      TCI Pacific Communications
                                                    (Convertible Preferred)...      9,353,653      8,787,686        1.1
---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                    215,000      cisco Systems, Inc. ........     10,373,567     13,679,375        1.7
                                     255,000      Electronic Data Systems
                                                    Corp. ....................     11,193,379     11,028,750        1.4
                                      86,000      International Business
                                                    Machines Corp. ...........      9,370,635     12,986,000        1.6
                                                                                 ------------   ------------     ------
                                                                                   30,937,581     37,694,125        4.7
---------------------------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY                  295,500      +Gulfstream Aerospace
                                                    Corp......................      7,274,816      7,165,875        0.9
---------------------------------------------------------------------------------------------------------------------
COMPUTERS                            203,000      +Compaq Computer Corp. .....     15,028,761     15,072,750        1.9
---------------------------------------------------------------------------------------------------------------------
CONGOLOMERATES                       100,200      AlliedSignal Inc. ..........      7,365,309      6,713,400        0.9
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                 114,000      General Electric Co. .......      8,855,064     11,271,750        1.4
                                      80,300      Linear Technology
                                                    Corporation...............      3,295,002      3,513,125        0.5
                                                                                 ------------   ------------     ------
                                                                                   12,150,066     14,784,875        1.9
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS/INSTRUMENTS              387,500      Corning Inc. ...............     11,485,244     17,921,875        2.3
---------------------------------------------------------------------------------------------------------------------
ENERGY & RELATED                     690,300      Edison International........     13,122,844     13,719,712        1.7
---------------------------------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION           274,400      Foster Wheeler
                                                    Corporation...............     11,706,877     10,187,100        1.3
---------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                        245,351      Viacom, Inc. (Class B)......      9,184,077      8,556,616        1.1
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                   307,000      American Express Company....     14,499,680     17,345,500        2.2
                                     302,800      First Data Corp.............     10,714,914     11,052,200        1.4
                                                                                 ------------   ------------     ------
                                                                                   25,214,594     28,397,700        3.6
---------------------------------------------------------------------------------------------------------------------
FOODS                                362,000      Heinz (H.J.) Company........     11,901,557     12,941,500        1.6
---------------------------------------------------------------------------------------------------------------------
FOREIGN--ARGENTINA*                  255,000      Yacimientos Petroliferos
                                                    Fiscales S.A. (ADR)
                                                    (a)(1)....................      5,330,905      6,438,750        0.8
---------------------------------------------------------------------------------------------------------------------
FOREIGN--CANADA*                     240,000      Canadian Pacific, Ltd.(2)...      4,915,307      6,360,000        0.8
                                     118,400      Magna International, Inc.
                                                    (Class A)(3)..............      5,437,021      6,600,800        0.8
                                      73,900      Potash Corp. of Saskatchewan
                                                    Inc.(4) ..................      5,014,349      6,281,500        0.8
                                                                                 ------------   ------------     ------
                                                                                   15,366,677     19,242,300        2.4
---------------------------------------------------------------------------------------------------------------------
FOREIGN--FRANCE*                     130,000      Scor SA (ADR) (a)(5)........      4,959,500      4,468,750        0.5
                                     111,100      +SGS-Thompson
                                                    Microelectronics N.V. (NY
                                                    Registered Shares)(6).....      4,089,372      7,777,000        1.0
                                                                                 ------------   ------------     ------
                                                                                    9,048,872     12,245,750        1.5
---------------------------------------------------------------------------------------------------------------------
FOREIGN--MEXICO*                     140,000      Panamerican Beverages, Inc.
                                                    (Class A) (7).............      5,529,885      6,562,500        0.8
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD               STOCKS & WARRANTS             COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
FOREIGN--SOUTH KOREA*                175,700      Hyundai Engineering &
                                                    Construction Co., Ltd.
                                                    (GDR) (b)(8)++............   $  2,289,371   $  1,098,125        0.1%
---------------------------------------------------------------------------------------------------------------------
FOREIGN--SWITZERLAND*                113,000      +Novartis AG (ADR) (a)(9)...      4,932,475      6,313,875        0.8
---------------------------------------------------------------------------------------------------------------------
FOREIGN--UNITED KINGDOM*             208,000      British Steel PLC (ADR)
                                                    (a)(10)...................      5,476,712      5,720,000        0.7
                                     205,000      Glaxo Wellcome PLC (ADR)
                                                    (a)(9)....................      5,547,641      6,508,750        0.8
                                     197,000      Grand Metropolitan PLC (ADR)
                                                    (a)(7)....................      5,337,393      6,230,125        0.8
                                      47,000      Imperial Chemical Industries
                                                    PLC (ADR) (a)(11).........      2,416,395      2,444,000        0.3
                                      88,600      National Westminster Bank
                                                    PLC (ADR) (a)(12).........      5,587,192      6,157,700        0.8
                                     147,000      Vodafone Group PLC (ADR)
                                                    (a)(13)...................      5,117,125      6,082,125        0.8
                                                                                 ------------   ------------     ------
                                                                                   29,482,458     33,142,700        4.2
---------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT                  417,000      +Health Management
                                                    Associates, Inc. (Class
                                                    A)........................      9,396,499      9,382,500        1.2
---------------------------------------------------------------------------------------------------------------------
HOSPITAL SUPPLIES                    305,000      Abbott Laboratories.........     12,470,021     15,478,750        2.0
---------------------------------------------------------------------------------------------------------------------
INSURANCE                            103,000      Aetna Inc. .................      6,648,424      8,240,000        1.0
                                     285,000      Allstate Corp. .............      9,378,920     16,494,375        2.1
                                     196,000      UNUM Corporation............     12,508,249     14,161,000        1.8
                                                                                 ------------   ------------     ------
                                                                                   28,535,593     38,895,375        4.9
---------------------------------------------------------------------------------------------------------------------
LEISURE                              426,000      Brunswick Corporation.......     10,541,056     10,224,000        1.3
---------------------------------------------------------------------------------------------------------------------
MACHINERY                            206,000      +American Standard
                                                    Companies, Inc. ..........      6,825,765      7,879,500        1.0
                                     300,000      Deere & Co. ................     12,310,813     12,187,500        1.5
                                                                                 ------------   ------------     ------
                                                                                   19,136,578     20,067,000        2.5
---------------------------------------------------------------------------------------------------------------------
MANUFACTURING                        200,000      Fisher Scientific
                                                    International, Inc. ......      6,606,669      9,425,000        1.2
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS                          330,000      Enron Corp. ................     12,657,402     14,231,250        1.8
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS PIPELINES                170,000      IMC Global, Inc. ...........      6,589,268      6,651,250        0.8
---------------------------------------------------------------------------------------------------------------------
OIL SERVICE                          350,000      Dresser Industries, Inc. ...      8,202,968     10,850,000        1.4
                                      78,000      Schlumberger Ltd. ..........      6,580,141      7,790,250        1.0
                                                                                 ------------   ------------     ------
                                                                                   14,783,109     18,640,250        2.4
---------------------------------------------------------------------------------------------------------------------
PAPER                                146,000      Kimberly-Clark
                                                    Corporation ..............     11,227,298     13,906,500        1.8
---------------------------------------------------------------------------------------------------------------------
PETROLEUM                            261,600      Pennzoil Co. ...............     10,752,129     14,780,400        1.9
                                     357,000      Unocal Corp. ...............     12,002,947     14,503,125        1.8
                                                                                 ------------   ------------     ------
                                                                                   22,755,076     29,283,525        3.7
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                      195,000      Merck & Co., Inc. ..........     11,792,491     15,453,750        1.9
---------------------------------------------------------------------------------------------------------------------
RAILROADS                            154,000      Burlington Northern Santa Fe
                                                    Inc. .....................     12,636,886     13,301,750        1.7
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE                          279,000      Prentiss Properties Trust...      5,708,700      6,975,000        0.8
INVESTMENT TRUSTS                    137,700      Starwood Lodging Trust......      5,396,590      7,590,712        1.0
                                                                                 ------------   ------------     ------
                                                                                   11,105,290     14,565,712        1.8
---------------------------------------------------------------------------------------------------------------------
RETAIL                               591,400      Limited, Inc. (The).........     12,739,046     10,866,975        1.4
                                     260,000      Sears, Roebuck & Co. .......     10,339,207     11,992,500        1.5
                                                                                 ------------   ------------     ------
                                                                                   23,078,253     22,859,475        2.9
---------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY                     347,100      Rite Aid Corporation........     11,147,442     13,797,225        1.7
                                     426,000      +Toys 'R' Us, Inc. .........     13,238,973     12,780,000        1.6
                                                                                 ------------   ------------     ------
                                                                                   24,386,415     26,577,225        3.3
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONCLUDED)
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
           INDUSTRY                 HELD               STOCKS & WARRANTS             COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
SOFTWARE--COMPUTER                   311,600      BMC Software, Inc. .........   $ 11,552,980   $ 12,892,450        1.6%
                                     302,750      Oracle Corp. ...............     10,052,946     12,601,969        1.6
                                                                                 ------------   ------------     ------
                                                                                   21,605,926     25,494,419        3.2
---------------------------------------------------------------------------------------------------------------------
STEEL                                267,000      AK Steel Holding Corp. .....     11,024,039     10,579,875        1.3
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                   478,000      +Airtouch Communications,
                                                    Inc. .....................     13,584,871     12,069,500        1.5
                                     220,000      Bell Atlantic Corp..........     13,554,148     14,245,000        1.8
                                                                                 ------------   ------------     ------
                                                                                   27,139,019     26,314,500        3.3
---------------------------------------------------------------------------------------------------------------------
TOBACCO                               71,000      Philip Morris Companies,
                                                    Inc. .....................      6,752,180      7,996,375        1.0
---------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                     453,300      Carnival Corp. (Class A)....     13,364,651     14,958,900        1.9
---------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS                       140,000      El Paso Natural Gas
                                                    Company ..................      6,860,804      7,070,000        0.9
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL STOCKS & WARRANTS         655,263,301    754,070,370       94.9
---------------------------------------------------------------------------------------------------------------------

                                    FACE
                                   AMOUNT            SHORT-TERM SECURITIES
  ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**               $ 5,000,000      Clipper Receivables Corp.,
                                                    5.42% due 1/09/1997.......      4,993,225      4,993,225        0.6
                                   8,511,000      General Motors Acceptance
                                                    Corp., 7.50% due
                                                    1/02/1997.................      8,507,454      8,507,454        1.1
                                  10,000,000      Goldman Sachs Group, L.P.,
                                                    5.42% due 1/06/1997.......      9,990,966      9,990,966        1.2
                                   7,000,000      International Securitization
                                                    Corp., 5.75% due
                                                    1/21/1997.................      6,976,521      6,976,521        0.9
                                                                                 ------------   ------------     ------
                                                                                   30,468,166     30,468,166        3.8
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY              10,000,000      Federal Home Loan Mortgage
OBLIGATIONS**                                       Corp., 5.40% due
                                                    1/03/1997.................      9,995,500      9,995,500        1.3
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES      40,463,666     40,463,666        5.1
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS...........   $695,726,967    794,534,036      100.0
                                                                                 ============
                                                  LIABILITIES IN EXCESS OF
                                                    OTHER ASSETS..............                      (258,808)       0.0
                                                                                                ------------     ------
                                                  NET ASSETS..................                  $794,275,228      100.0%
                                                                                                ============     ======
---------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

  * Corresponding industry groups for foreign securities:

     (1) Petroleum                      (6) Semiconductors                   (11) Chemicals
     (2) Natural Resources              (7) Beverages                        (12) Banking
     (3) Automobile Parts               (8) Engineering & Construction       (13) Communications
     (4) Natural Gas Pipelines          (9) Pharmaceuticals
     (5) Insurance                      (10) Steel

 ** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

  + Non-income producing security.

 ++ Restricted security as to resale, the value of the Fund's investment in restricted securities was approximately $1,098,000, representing 0.1% of net assets.

    -----------------------------------------------------------------------------------------------------------------
                                                                          ACQUISITION                          VALUE
    ISSUE                                                                    DATE              COST          (NOTE 1a)
    -----------------------------------------------------------------------------------------------------------------
    Hyundai Engineering & Construction Co., Ltd. (GDR)..................   3/19/1996        $2,289,371       $1,098,125
    -----------------------------------------------------------------------------------------------------------------
    TOTAL                                                                                   $2,289,371       $1,098,125
                                                                                            ==========       ===========
    -----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                           FACE                                                       INTEREST   MATURITY      VALUE
                          AMOUNT                          ISSUE                        RATE*       DATE      (NOTE 1a)
 ---------------------------------------------------------------------------------------------------------------------
BANK NOTES--1.3%        $  300,000   Bank of America, Illinois......................    5.63%     12/30/97  $   299,850
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL BANK NOTES (COST--$299,971)                                          299,850
---------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF            500,000   Chase Manhattan Bank USA, Delaware.............    5.60       4/01/97      500,100
DEPOSIT--2.2%
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL CERTIFICATES OF DEPOSIT (COST--$500,000)                             500,100
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL                 282,000   Allomon Funding Corp...........................    5.35       1/17/97      281,377
PAPER--43.5%               587,000   Allomon Funding Corp...........................    5.33       1/21/97      585,358
                           364,000   Bear Stearns Companies, Inc. (The).............    5.35       1/31/97      362,424
                           800,000   Beta Finance Inc...............................    5.35       4/07/97      788,558
                           750,000   Caisse des Depots et Consignations.............    5.30       2/03/97      746,417
                           500,000   Finova Capital Corp............................    5.48       3/20/97      494,204
                           500,000   General Electric Capital Corp..................    5.50       3/03/97      495,483
                           333,000   General Electric Capital Corp..................    5.64       3/05/97      329,892
                           300,000   General Electric Capital Corp..................    5.45       3/25/97      296,296
                           720,000   General Motors Acceptance Corp.................    5.34       1/23/97      717,774
                           400,000   General Motors Acceptance Corp.................    5.33       6/02/97      390,940
                           502,000   Greenwich Funding Corporation..................    5.33       1/28/97      500,078
                           526,000   Korea Development Bank.........................    5.32       1/23/97      524,374
                            87,000   Korea Development Bank.........................    5.35       1/23/97       86,731
                         1,000,000   National Fleet Funding Corp....................    5.34       1/15/97      998,072
                           500,000   New Center Asset Trust.........................    5.43       1/29/97      497,984
                           600,000   New Center Asset Trust.........................    5.50       2/25/97      595,131
                           500,000   Toshiba International Finance (UK) PLC.........    5.35       1/17/97      498,896
                            58,000   Toshiba International Finance (UK) PLC.........    5.37       1/27/97       57,787
                           712,000   Windmill Funding Corp..........................    5.35       1/24/97      709,694
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL COMMERCIAL PAPER (COST--$9,957,326)                                9,957,470
---------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--8.7%    1,000,000   LABS Trust Series 1996-C Senior Notes+.........   5.625      12/29/97    1,000,000
                         1,000,000   Short-Term Card Account Trust (1995-1)+........   5.615       1/15/97    1,000,000
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL CORPORATE NOTES (COST--$1,999,996)                                 2,000,000
---------------------------------------------------------------------------------------------------------------------
FUNDING                  1,000,000   Jackson National Life Insurance Co.+...........    5.41       4/08/97    1,000,000
AGREEMENTS--4.4%
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL FUNDING AGREEMENTS (COST--$1,000,000)                              1,000,000
---------------------------------------------------------------------------------------------------------------------
MASTER NOTES--4.4%       1,000,000   Goldman Sachs Group, L.P.+.....................    5.88       8/01/97    1,000,000
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL MASTER NOTES (COST--$1,000,000)                                    1,000,000
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY       70,000   Federal Farm Credit Bank.......................    5.52       1/21/97       69,796
& INSTRUMENTALITY           90,000   Federal Farm Credit Bank.......................    5.50       2/13/97       89,451
OBLIGATIONS--              120,000   Federal Home Loan Bank.........................    5.62       5/05/97      117,823
DISCOUNT--5.6%              40,000   Federal National Mortgage Association..........    5.35       3/13/97       39,582
                           110,000   Federal National Mortgage Association..........    5.41       3/13/97      108,851
                           165,000   Federal National Mortgage Association..........    5.38       3/14/97      163,253
                           300,000   Federal National Mortgage Association..........    5.30       3/17/97      296,689
                           110,000   Federal National Mortgage Association..........    5.34       3/18/97      108,769
                            50,000   Federal National Mortgage Association..........    5.40       3/24/97       49,396
                            20,000   Federal National Mortgage Association..........    5.28       4/03/97       19,731
                            15,000   Federal National Mortgage Association..........    5.26       4/10/97       14,782
                           210,000   International Bank for Reconstruction and
                                     Development....................................    5.54       2/20/97      208,482
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                     OBLIGATIONS--DISCOUNT (COST--$1,286,426)                                 1,286,605
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1996 (CONCLUDED)
--------------------------------------------------------------------------------

                           FACE                                                       INTEREST   MATURITY      VALUE
                          AMOUNT                          ISSUE                        RATE*       DATE      (NOTE 1a)
 ---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY   $  105,000   Federal Home Loan Bank.........................    6.12%      4/15/98  $   104,967
& INSTRUMENTALITY        1,000,000   Federal National Mortgage Association+.........    5.85       2/14/97    1,000,494
OBLIGATIONS--            1,000,000   Federal National Mortgage Association+.........    5.70       5/19/97    1,000,000
NON-DISCOUNT--30.7%        500,000   Federal National Mortgage Association+.........   5.521       5/22/97      499,870
                           300,000   Federal National Mortgage Association..........    5.47      12/30/97      299,541
                           500,000   Federal National Mortgage Association+.........    5.46       4/24/98      499,750
                         1,000,000   Federal National Mortgage Association+.........    5.75       5/14/98    1,000,000
                           365,000   Student Loan Marketing Association+............    5.62       1/23/97      365,018
                           200,000   US Treasury Notes..............................   6.125       5/31/97      200,500
                           400,000   US Treasury Notes..............................    8.50       7/15/97      406,437
                           200,000   US Treasury Notes..............................    6.00       8/31/97      200,562
                           250,000   US Treasury Notes..............................    5.75       9/30/97      250,449
                           650,000   US Treasury Notes..............................   5.625      10/31/97      650,406
                           200,000   US Treasury Notes..............................   5.375      11/30/97      199,594
                           150,000   US Treasury Notes..............................    5.25      12/31/97      149,519
                           200,000   US Treasury Notes..............................   5.625      11/30/98      199,156
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL US GOVERNMENT, AGENCY &
                                     INSTRUMENTALITY OBLIGATIONS--
                                     NON-DISCOUNT (COST--$7,026,821)                                          7,026,263
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS
                                     (COST--$23,070,540)--100.8%....................                         23,070,288
                                     LIABILITIES IN EXCESS OF OTHER
                                     ASSETS--(0.8%).................................                           (184,917)
                                                                                                            -----------
                                     NET ASSETS--100.0%.............................                        $22,885,371
                                                                                                            ===========
---------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest rates at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 1996.

+ Variable Rate Notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                               BASIC        DEVELOPING       DOMESTIC
                                                               AMERICAN        VALUE         CAPITAL          MONEY
                                                               BALANCED        FOCUS         MARKETS          MARKET
                                                                 FUND           FUND        FOCUS FUND         FUND
 ---------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note 1a)...........................  $210,545,210   $522,663,382   $ 96,192,191   $  278,860,287
Cash.......................................................           993             --             71           10,370
Foreign cash (Note 1c).....................................            --             --        724,487               --
Receivable for securities sold.............................            --      3,242,613        435,288               --
Interest receivable........................................     1,786,475             --         40,392        1,069,959
Receivable for capital shares sold.........................            --        936,960        971,206               --
Dividends receivable.......................................       151,604        519,497         68,281               --
Deferred organization expenses (Note 1f)...................            --          1,440             --               --
Prepaid registration fees and other assets (Note 1f).......         3,441          1,794         27,135            2,392
                                                             ------------   ------------    -----------     ------------
  Total assets.............................................   212,487,723    527,365,686     98,459,051      279,943,008
                                                             ------------   ------------    -----------     ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased...........................       166,848      1,672,743      2,753,565        3,197,475
Payable for capital shares redeemed........................       135,085        322,896             26        1,832,621
Payable to investment adviser (Note 2).....................       103,518        273,971         27,327          114,211
Accrued expenses and other liabilities.....................        35,258        165,912         79,231           42,687
                                                             ------------   ------------    -----------     ------------
  Total liabilities........................................       440,709      2,435,522      2,860,149        5,186,994
                                                             ------------   ------------    -----------     ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................  $212,047,014   $524,930,164   $ 95,598,902   $  274,756,014
                                                             ============   ============    ===========     ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value+.............................  $  1,324,286   $  3,562,243   $    950,806   $   27,477,548
Paid-in capital in excess of par...........................   174,548,138    422,337,791     92,662,419      247,297,930
Undistributed investment income--net.......................     3,604,288      3,224,622      1,752,408               --
Undistributed (accumulated) realized capital gains (losses)
  on investments and foreign currency transactions--net
  (Note 5).................................................    20,595,249     52,901,365     (4,054,029)              --
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions--net.......................    11,975,053     42,904,143      4,287,298          (19,464)
                                                             ------------   ------------    -----------     ------------
NET ASSETS.................................................  $212,047,014   $524,930,164   $ 95,598,902   $  274,756,014
                                                             ============   ============    ===========     ============
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARES OUTSTANDING.................................    13,242,862     35,622,430      9,508,063      274,775,478
                                                             ============   ============    ===========     ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE...  $      16.01   $      14.74   $      10.05   $         1.00
                                                             ============   ============    ===========     ============
---------------------------------------------------------------------------------------------------------------------
* Identified cost..........................................  $198,570,157   $479,759,239   $ 91,897,323   $  278,879,751
                                                             ============   ============    ===========     ============
+ Authorized shares........................................   100,000,000    100,000,000    100,000,000    1,300,000,000
                                                             ============   ============    ===========     ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                                                                                GLOBAL         GLOBAL         GLOBAL
                                                                 EQUITY          BOND         STRATEGY       UTILITY
                                                                 GROWTH         FOCUS          FOCUS          FOCUS
                                                                  FUND          FUND++          FUND           FUND
 ---------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note 1a)............................  $451,805,311   $100,348,183   $867,228,567   $142,177,130
Cash........................................................           608         10,072        194,752         25,262
Foreign cash (Note 1c)......................................            --         60,267     15,583,973            340
Interest receivable.........................................        58,494      2,094,950      3,816,480         33,360
Receivable for forward foreign exchange contracts (Note
  1b).......................................................            --        141,607      3,709,150             --
Receivable for securities sold..............................     1,151,250      2,666,378             --             --
Dividends receivable........................................       312,385             --      1,082,249        430,750
Receivable for capital shares sold..........................       703,607            779            414         78,173
Deferred organization expenses (Note 1f)....................            --          2,367             --          2,414
Prepaid registration fees and other assets (Note 1f)........         2,555            642          3,600            918
                                                              ------------   ------------   ------------   ------------
  Total assets..............................................   454,034,210    105,325,245    891,619,185    142,748,347
                                                              ------------   ------------   ------------   ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange
  contracts (Note 1b).......................................            --         78,492      2,598,413             --
Payable for securities purchased............................       561,675     11,126,689     16,114,249             --
Payable for capital shares redeemed.........................        48,793        104,824        691,642        177,446
Payable to investment adviser (Note 2)......................       293,221         43,076        496,049         74,269
Accrued expenses and other liabilities......................       101,256        164,790      1,434,257         58,831
Payable for forward foreign exchange contracts (Note 1b)....            --             --         81,757             --
Variation margin on stock index futures contracts (Note
  1b).......................................................            --         17,464             --             --
                                                              ------------   ------------   ------------   ------------
  Total liabilities.........................................     1,004,945     11,535,335     21,416,367        310,546
                                                              ------------   ------------   ------------   ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS..................................................  $453,029,265   $ 93,789,910   $870,202,818   $142,437,801
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value+..............................  $  1,727,480   $    960,915   $  6,272,330   $  1,168,693
Paid-in capital in excess of par............................   374,280,783     94,976,976    746,052,734    117,927,335
Undistributed investment income--net........................     1,422,632        118,851     20,579,673      1,132,021
Undistributed (accumulated) realized capital gains (losses) on investments and foreign currency transactions--net (Note
  5)........................................................    22,041,727     (1,230,690)    26,215,075     (2,628,376)
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions--net........................    53,556,643     (1,036,142)    71,083,006     24,838,128
                                                              ------------   ------------   ------------   ------------
NET ASSETS..................................................  $453,029,265   $ 93,789,910   $870,202,818   $142,437,801
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARES OUTSTANDING..................................    17,274,795      9,609,151     62,723,303     11,686,930
                                                              ============   ============   ============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE....  $      26.22   $       9.76   $      13.87   $      12.19
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------
* Identified cost...........................................  $398,248,668   $101,153,795   $793,370,058   $117,339,737
                                                              ============   ============   ============   ============
+ Authorized shares.........................................   100,000,000    100,000,000    200,000,000    100,000,000
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------

++ International Bond Fund was acquired by World Income Focus Fund. Subsequent to the acquisition, World Income Focus Fund changed its name to Global Bond Focus Fund.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                                                                                 HIGH
                                                               GOVERNMENT      CURRENT                     INTERNATIONAL
                                                                  BOND          INCOME       INDEX 500     EQUITY FOCUS
                                                                 FUND++          FUND         FUND++++         FUND
 ---------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note 1a)............................  $ 87,831,280   $410,867,543   $ 10,844,116   $ 347,717,218
Options purchased, at value (premiums paid-$597,405) (Notes
  1a & 1b)..................................................            --             --             --         705,275
Variation margin on stock index futures contracts (Note
  1b).......................................................            --             --             --          51,556
Cash........................................................           776             --             --          11,007
Foreign cash (Note 1c)......................................            --             --             --         814,905
Receivable for options written..............................            --             --             --          26,960
Interest receivable.........................................     1,419,180      6,689,392             --             210
Receivable for capital shares sold..........................       365,988          2,353             --         287,014
Dividends receivable........................................            --             --          7,216         306,875
Receivable for securities sold..............................            --             --          1,881         294,641
Receivable for forward foreign exchange contracts (Note
  1b).......................................................            --             --             --         217,542
Receivable from investment adviser (Note 2).................            --             --          1,651              --
Receivable for loaned securities (Note 6)...................            83             --             --              --
Deferred organization expenses (Note 1f)....................            --             --         14,852              --
Prepaid registration fees and other assets (Note 1f)........           717          5,893             --           3,416
                                                              ------------   ------------   ------------    ------------
  Total assets..............................................    89,618,024    417,565,181     10,869,716     350,436,619
                                                              ------------   ------------   ------------    ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received-$117,250)
  (Notes 1a & 1b)...........................................            --             --             --         154,869
Unrealized depreciation on forward foreign exchange
  contracts (Note 1b).......................................            --             --             --             305
Payable for custodian bank (Note 1h)........................            --      2,604,491             --              --
Payable for securities purchased............................            --             --         63,798         604,180
Payable to investment adviser (Note 2)......................        12,244        172,193             --         225,798
Payable for capital shares redeemed.........................            --         83,294             22           8,823
Variation margin on stock index futures contracts (Note
  1b).......................................................            --             --         29,200              --
Accrued expenses and other liabilities......................        24,988         90,285         24,856         362,815
                                                              ------------   ------------   ------------    ------------
  Total liabilities.........................................        37,232      2,950,263        117,876       1,356,790
                                                              ------------   ------------   ------------    ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS..................................................  $ 89,580,792   $414,614,918   $ 10,751,840   $ 349,079,829
                                                              ============   ============   ============    ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value+..............................  $    861,700   $  3,638,978   $    105,735   $   3,002,760
Paid-in capital in excess of par............................    87,437,337    412,111,475     10,476,301     329,573,888
Undistributed investment income--net........................       484,603      3,786,391         16,863       4,510,300
Undistributed (accumulated) realized capital gains (losses)
  on investments and foreign currency
  transactions--net (Note 5)................................      (154,414)    (5,478,242)          (193)        192,008
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................       951,566        556,316        153,134      11,800,873
                                                              ------------   ------------   ------------    ------------
NET ASSETS..................................................  $ 89,580,792   $414,614,918   $ 10,751,840   $ 349,079,829
                                                              ============   ============   ============    ============
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARES OUTSTANDING..................................     8,617,002     36,389,781      1,057,347      30,027,594
                                                              ============   ============   ============    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE....  $      10.40   $      11.39   $      10.17   $       11.63
                                                              ============   ============   ============    ============
---------------------------------------------------------------------------------------------------------------------
* Identified cost...........................................  $ 86,879,714   $410,311,227   $ 10,696,027   $ 335,887,786
                                                              ============   ============   ============    ============
+ Authorized shares.........................................   100,000,000    100,000,000    100,000,000     100,000,000
                                                              ============   ============   ============    ============
---------------------------------------------------------------------------------------------------------------------

 ++ Formerly known as Intermediate Government Bond Fund.

++++ The Fund commenced operations on December 13, 1996.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1996 (CONCLUDED)
--------------------------------------------------------------------------------

                                                                NATURAL
                                                               RESOURCES        PRIME         QUALITY        RESERVE
                                                                 FOCUS           BOND          EQUITY         ASSETS
                                                                  FUND           FUND           FUND           FUND
 ---------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note 1a)............................  $ 45,411,176   $529,710,728   $794,534,036   $ 23,070,288
Cash........................................................           507            654             85          6,098
Interest receivable.........................................            --      8,433,549             --         88,796
Receivable for securities sold..............................        39,532      5,093,200             --             --
Dividends receivable........................................        59,829             --      1,227,381             --
Receivable for capital shares sold..........................            --        498,018        365,270         39,787
Receivable for loaned securities (Note 6)...................            --            610             --             --
Prepaid registration fees and other assets (Note 1f)........           403          7,494          5,695          2,561
                                                              ------------   ------------   ------------   ------------
  Total assets..............................................    45,511,447    543,744,253    796,132,467     23,207,530
                                                              ------------   ------------   ------------   ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased............................       220,652      4,996,751      1,289,280        299,763
Payable to investment adviser (Note 2)......................        25,855        201,657        304,791          9,534
Payable for capital shares redeemed.........................        50,989         54,060        110,758            820
Accrued expenses and other liabilities......................        16,956         98,057        152,410         12,042
                                                              ------------   ------------   ------------   ------------
  Total liabilities.........................................       314,452      5,350,525      1,857,239        322,159
                                                              ------------   ------------   ------------   ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS..................................................  $ 45,196,995   $538,393,728   $794,275,228   $ 22,885,371
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value+..............................  $    344,378   $  4,521,158   $  2,419,424   $  2,288,562
Paid-in capital in excess of par............................    36,969,567    542,786,415    651,091,058     20,597,061
Undistributed investment income--net........................       221,415      3,129,844      5,217,038             --
Undistributed (accumulated) realized capital gains (losses) on investments and foreign currency transactions--net (Note
  5)........................................................     2,970,842    (15,731,248)    36,740,639             --
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions--net........................     4,690,793      3,687,559     98,807,069           (252)
                                                              ------------   ------------   ------------   ------------
NET ASSETS..................................................  $ 45,196,995   $538,393,728   $794,275,228   $ 22,885,371
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARES OUTSTANDING..................................     3,443,783     45,211,583     24,194,244     22,885,622
                                                              ============   ============   ============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE....  $      13.12   $      11.91   $      32.83   $       1.00
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------
* Identified cost...........................................  $ 40,722,448   $526,023,169   $695,726,967   $ 23,070,540
                                                              ============   ============   ============   ============
+ Authorized shares.........................................   100,000,000    100,000,000    100,000,000    500,000,000
                                                              ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                                     BASIC      DEVELOPING    DOMESTIC
                                                                     AMERICAN        VALUE       CAPITAL        MONEY
                                                                     BALANCED        FOCUS       MARKETS       MARKET
                                                                       FUND          FUND       FOCUS FUND      FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned......................................  $ 6,807,063   $ 2,321,975   $  557,486   $15,317,537
Dividends*........................................................    1,833,183     5,869,178    2,257,621            --
                                                                    -----------   -----------   ----------   -----------
Total income......................................................    8,640,246     8,191,153    2,815,107    15,317,537
                                                                    -----------   -----------   ----------   -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2).................................    1,186,936     2,414,605      765,718     1,386,726
Custodian fees....................................................       27,739        39,578      192,342        17,641
Accounting services (Note 2)......................................       47,193        94,151       17,633        49,358
Professional fees.................................................       20,794        27,988        8,370        29,810
Registration fees (Note 1f).......................................        2,869        62,939       10,191            24
Directors' fees and expenses......................................        5,004         7,451        1,383         6,723
Transfer agent fees (Note 2)......................................        5,006         4,958        5,007         5,020
Pricing services..................................................          685           232        6,224            --
Amortization of organization expenses (Note 1f)...................           --           720        2,667         1,340
Other.............................................................        4,250         5,250           --        10,742
                                                                    -----------   -----------   ----------   -----------
Total expenses before reimbursement...............................    1,300,476     2,657,872    1,009,535     1,507,384
Reimbursement of expenses (Note 2)................................           --            --      (52,388)           --
                                                                    -----------   -----------   ----------   -----------
Total expenses after reimbursement................................    1,300,476     2,657,872      957,147     1,507,384
                                                                    -----------   -----------   ----------   -----------
Investment income--net............................................    7,339,770     5,533,281    1,857,960    13,810,153
                                                                    -----------   -----------   ----------   -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain (loss) on investments--net..........................   21,869,723    56,406,548      (51,709)       12,359
Realized loss on foreign currency transactions--net...............           --            --     (105,274)           --
Change in unrealized appreciation/depreciation on
  investments--net................................................   (9,430,963)   13,550,612    4,837,024      (157,747)
Change in unrealized appreciation/depreciation on foreign currency
  transactions....................................................           --            --       (7,883)           --
                                                                    -----------   -----------   ----------   -----------
Total realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..............................   12,438,760    69,957,160    4,672,158      (145,388)
                                                                    -----------   -----------   ----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $19,778,530   $75,490,441   $6,530,118   $13,664,765
                                                                    ===========   ===========   ==========   ===========
---------------------------------------------------------------------------------------------------------------------
* Net of withholding tax on dividends.............................  $       873   $   159,174   $  103,221            --
                                                                    ===========   ===========   ==========   ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                                                                                 GLOBAL         GLOBAL        GLOBAL
                                                                   EQUITY         BOND         STRATEGY       UTILITY
                                                                   GROWTH         FOCUS         FOCUS          FOCUS
                                                                    FUND          FUND           FUND          FUND
 ---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned*..................................  $ 2,906,699   $7,362,977    $ 11,236,222   $   659,024
Dividends**....................................................    2,359,527       68,036       8,177,095     6,059,957
Other income...................................................           --       42,863           4,675            --
                                                                 -----------   ----------    ------------   -----------
Total income...................................................    5,266,226    7,473,876      19,417,992     6,718,981
                                                                 -----------   ----------    ------------   -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)..............................    3,010,613      518,022       3,715,122       880,959
Custodian fees.................................................       42,130       30,154         165,186        29,004
Accounting services (Note 2)...................................       90,851       18,069         107,351        31,814
Professional fees..............................................       29,504       11,372          50,835        15,356
Registration fees (Note 1f)....................................       49,227          562              --            19
Directors' fees and expenses...................................        8,142        1,898          12,226         3,283
Transfer agent fees (Note 2)...................................        5,002        5,002           5,006         5,007
Pricing services...............................................           --        5,093           3,930            --
Amortization of organization expenses (Note 1f)................           --        1,578              --           863
Other..........................................................        5,389        2,016          17,599         4,391
                                                                 -----------   ----------    ------------   -----------
Total expenses.................................................    3,240,858      593,766       4,077,255       970,696
                                                                 -----------   ----------    ------------   -----------
Investment income--net.........................................    2,025,368    6,880,110      15,340,737     5,748,285
                                                                 -----------   ----------    ------------   -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain on investments--net..............................   22,199,518      905,735      45,320,331     1,243,231
Realized gain (loss) on foreign currency transactions--net.....           --      (75,020)     15,637,082       (46,439)
Change in unrealized appreciation/depreciation on
  investments--net.............................................    5,970,999     (531,602)     37,056,845    10,440,233
Change in unrealized appreciation/depreciation on foreign
  currency transactions........................................           --     (174,496)    (12,458,193)       (9,723)
                                                                 -----------   ----------    ------------   -----------
Total realized and unrealized gain on investments and foreign
  currency transactions--net...................................   28,170,517      124,617      85,556,065    11,627,302
                                                                 -----------   ----------    ------------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........  $30,195,885   $7,004,727    $100,896,802   $17,375,587
                                                                 ===========   ==========    ============   ===========
---------------------------------------------------------------------------------------------------------------------
 * Net of withholding tax on interest..........................  $        --   $   32,711    $     80,349   $        --
                                                                 ===========   ==========    ============   ===========
** Net of withholding tax on dividends.........................  $     3,500   $       --    $    462,853   $   350,006
                                                                 ===========   ==========    ============   ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                                                                                     HIGH                   INTERNATIONAL
                                                                    GOVERNMENT      CURRENT                    EQUITY
                                                                       BOND         INCOME      INDEX 500       FOCUS
                                                                       FUND          FUND         FUND+         FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned*.....................................  $3,898,013    $37,867,841   $  9,587     $ 3,616,175
Dividends**.......................................................          --        883,127      7,276       5,353,531
Other income......................................................       7,464        254,493         --              --
                                                                    -----------   -----------   --------     -----------
Total income......................................................   3,905,477     39,005,461     16,863       8,969,706
                                                                    -----------   -----------   --------     -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2).................................     297,926      1,881,541      1,638       2,358,140
Custodian fees....................................................      12,035         38,264        500         278,327
Accounting services (Note 2)......................................      13,454         85,714        120          68,951
Professional fees.................................................       7,193         35,064         --          26,860
Registration fees (Note 1f).......................................      14,717         26,617        441          27,017
Pricing services..................................................       1,264          9,274         25          22,351
Directors' fees and expenses......................................       1,009          8,229         --           6,266
Transfer agent fees (Note 2)......................................       4,991          4,960        417           4,589
Amortization of organization expenses (Note 1f)...................          --             --        148           1,383
Other.............................................................       1,191          6,439         --           9,054
                                                                    -----------   -----------   --------     -----------
Total expenses before reimbursement...............................     353,780      2,096,102      3,289       2,802,938
Reimbursement of expenses (Note 2)................................    (264,214)            --     (3,289)             --
                                                                    -----------   -----------   --------     -----------
Expenses after reimbursement......................................      89,566      2,096,102         --       2,802,938
                                                                    -----------   -----------   --------     -----------
Investment income--net............................................   3,815,911     36,909,359     16,863       6,166,768
                                                                    -----------   -----------   --------     -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain (loss) on investments--net..........................    (154,413)    (3,777,610)      (193)      9,049,271
Realized gain on foreign currency transactions--net...............          --             --         --         889,867
Change in unrealized appreciation/depreciation on
  investments--net................................................  (1,012,273)     8,565,962    153,134       3,256,180
Change in unrealized appreciation/depreciation on foreign currency
  transactions....................................................          --             --         --        (745,643)
                                                                    -----------   -----------   --------     -----------
Total realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..............................  (1,166,686)     4,788,352    152,941      12,449,675
                                                                    -----------   -----------   --------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $2,649,225    $41,697,711   $169,804     $18,616,443
                                                                    ===========   ===========   ========     ===========
---------------------------------------------------------------------------------------------------------------------
 * Net of withholding tax on interest.............................  $       --    $        --   $     --     $       977
                                                                    ===========   ===========   ========     ===========
** Net of withholding tax on dividends............................  $       --    $        --   $     --     $   555,297
                                                                    ===========   ===========   ========     ===========
---------------------------------------------------------------------------------------------------------------------

+The Fund commenced operations on December 13, 1996.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996 (CONCLUDED)
--------------------------------------------------------------------------------

                                                                NATURAL
                                                               RESOURCES        PRIME         QUALITY        RESERVE
                                                                 FOCUS           BOND          EQUITY         ASSETS
                                                                  FUND           FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned................................  $     75,317   $ 35,506,054   $  5,883,776   $  1,323,908
Dividends*..................................................       939,896             --     11,052,176             --
Other income................................................            --         58,223          3,074             --
                                                                ----------    -----------   ------------     ----------
Total income................................................     1,015,213     35,564,277     16,939,026      1,323,908
                                                                ----------    -----------   ------------     ----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................       297,742      2,160,063      3,136,852        118,827
Accounting services (Note 2)................................        10,026        107,314        158,146          3,830
Custodian fees..............................................        31,761         45,793         60,419         10,988
Professional fees...........................................         7,148         42,418         56,245          6,043
Registration fees (Note 1f).................................            16         29,647         52,190             --
Directors' fees and expenses................................         1,018         10,976         14,937             --
Transfer agent fees (Note 2)................................         5,002          5,005          4,982          4,997
Pricing services............................................         4,735          8,819            214             --
Other.......................................................         1,434          8,811         11,246             --
                                                                ----------    -----------   ------------     ----------
Total expenses..............................................       358,882      2,418,846      3,495,231        144,685
                                                                ----------    -----------   ------------     ----------
Investment income--net......................................       656,331     33,145,431     13,443,795      1,179,223
                                                                ----------    -----------   ------------     ----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain on investments--net...........................     2,970,830        215,210     36,740,673          3,049
Realized gain (loss) on foreign currency
  transactions--net.........................................       (13,371)            --            147             --
Change in unrealized appreciation/depreciation on
  investments--net..........................................     2,055,840    (21,044,224)    67,969,744        (14,201)
Change in unrealized appreciation/depreciation on foreign
  currency transactions.....................................         2,033             --             --             --
                                                                ----------    -----------   ------------     ----------
Total realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................     5,015,332    (20,829,014)   104,710,564        (11,152)
                                                                ----------    -----------   ------------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  5,671,663   $ 12,316,417   $118,154,359   $  1,168,071
                                                                ==========    ===========   ============     ==========
---------------------------------------------------------------------------------------------------------------------
* Net of withholding tax on dividends.......................  $     75,184   $         --   $    262,454   $         --
                                                                ==========    ===========   ============     ==========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        AMERICAN BALANCED FUND
                                                                                  ----------------------------------
                                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                                                   ----------------------------------


INCREASE (DECREASE) IN NET ASSETS:                                                     1996                   1995
  ---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.........................................................   $  7,339,770           $  8,022,508
Realized gain (loss) on investments--net.......................................     21,869,723               (311,392)
Change in unrealized appreciation/depreciation on investments--net.............     (9,430,963)            27,587,655
                                                                                  ------------           ------------
Net increase in net assets resulting from operations...........................     19,778,530             35,298,771
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net.........................................................     (7,882,096)            (7,173,644)
Realized gain on investments--net..............................................       (328,715)                    --
                                                                                  ------------           ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders...................................................................     (8,210,811)            (7,173,644)
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share
  transactions.................................................................    (12,432,919)            25,836,347
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets........................................       (865,200)            53,961,474
Beginning of year..............................................................    212,912,214            158,950,740
                                                                                  ------------           ------------
End of year*...................................................................   $212,047,014           $212,912,214
                                                                                  ============           ============
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net..........................................   $  3,604,288           $  4,146,614
                                                                                  ============           ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      BASIC VALUE FOCUS FUND
----------------------------------
    FOR THE YEAR ENDED DECEMBER 31,
 ----------------------------------

    1996                   1995
----------------------------------
$  5,533,281           $  3,967,636
  56,406,548             13,595,994
  13,550,612             34,077,480
------------           ------------
  75,490,441             51,641,110
------------           ------------
----------------------------------
  (4,571,085)            (3,296,595)
 (16,947,347)            (7,106,929)
------------           ------------
 (21,518,432)           (10,403,524)
------------           ------------
----------------------------------
 164,495,262            100,918,588
------------           ------------
----------------------------------
 218,467,271            142,156,174
 306,462,893            164,306,719
------------           ------------
$524,930,164           $306,462,893
============           ============
----------------------------------
$  3,224,622           $  2,262,426
============           ============
----------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                           DEVELOPING CAPITAL
                                                                                           MARKETS FOCUS FUND
                                                                                    --------------------------------
                                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                                                     --------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                                     1996                   1995
 -------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net..........................................................   $ 1,857,960            $ 1,186,414
Realized gain (loss) on investments and foreign currency transactions--net......      (156,983)            (3,129,641)
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net......................................................     4,829,141              1,803,333
                                                                                   -----------            -----------
Net increase (decrease) in net assets resulting from operations.................     6,530,118               (139,894)
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net..........................................................    (1,385,673)              (332,002)
Realized gain on investments--net...............................................            --                     --
                                                                                   -----------            -----------
Net decrease in net assets resulting from dividends and distributions to
shareholders....................................................................    (1,385,673)              (332,002)
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share transactions...    35,245,827             19,004,774
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.........................................    40,390,272             18,532,878
Beginning of year...............................................................    55,208,630             36,675,752
                                                                                   -----------            -----------
End of year*....................................................................   $95,598,902            $55,208,630
                                                                                   ===========            ===========
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i).................................   $ 1,752,408            $ 1,184,973
                                                                                   ===========            ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

================================================================================

          DOMESTIC MONEY
            MARKET FUND
-----------------------------------
    FOR THE YEAR ENDED DECEMBER 31,
 ----------------------------------

    1996                   1995
-----------------------------------
$ 13,810,153           $ 17,526,423
      12,359                 44,778
    (157,747)               334,598
------------           ------------
  13,664,765             17,905,799
------------           ------------
-----------------------------------
 (13,810,153)           (17,526,423)
     (12,359)               (44,778)
------------           ------------

 (13,822,512)           (17,571,201)
-------------          ------------
----------------------------------
 (28,998,068)           (59,621,869)
------------           ------------
-----------------------------------
 (29,155,815)           (59,287,271)
 303,911,829            363,199,100
------------           ------------
$274,756,014           $303,911,829
============           ============
-----------------------------------
$         --           $         --
============           ============
-----------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                          EQUITY GROWTH FUND
                                                                                   ---------------------------------
                                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                                                   ----------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                                      1996                   1995
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.........................................................   $  2,025,368           $  1,785,602
Realized gain on investments and foreign currency transactions--net............     22,199,518             45,385,878
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net.....................................................      5,970,999             44,941,516
                                                                                  ------------           ------------
Net increase in net assets resulting from operations...........................     30,195,885             92,112,996
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net.........................................................     (1,882,603)              (889,063)
Realized gain on investments--net..............................................    (43,561,906)                    --
                                                                                  ------------           ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders...................................................................    (45,444,509)              (889,063)
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net proceeds from issuance of capital shares...................................    128,356,735             78,653,598
Net proceeds from issuance of capital shares resulting from reorganization.....             --                     --
                                                                                  ------------           ------------
Net increase in net assets derived from capital share transactions.............    128,356,735             78,653,598
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets...................................................    113,108,111            169,877,531
Beginning of year..............................................................    339,921,154            170,043,623
                                                                                  ------------           ------------
End of year*...................................................................   $453,029,265           $339,921,154
                                                                                  ============           ============
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i)................................   $  1,422,632           $  1,279,867
                                                                                  ============           ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

================================================================================

      GLOBAL BOND FOCUS FUND
 --------------------------------
   FOR THE YEAR ENDED DECEMBER 31,
  --------------------------------

   1996                   1995
 --------------------------------
$ 6,880,110            $ 6,952,991
    830,715                510,287
   (706,098)             4,502,738
-----------            ------------
  7,004,727             11,966,016
-----------            ------------
--------------------------------
 (6,810,949)            (6,851,555)
         --                     --
-----------            ------------
 (6,810,949)            (6,851,555)
-----------            ------------
--------------------------------
 (6,069,072)             1,580,255
 17,820,572                     --
-----------            ------------
 11,751,500              1,580,255
-----------            ------------
--------------------------------
 11,945,278              6,694,716
 81,844,632             75,149,916
-----------            ------------
$93,789,910            $81,844,632
===========            ============
--------------------------------
$   118,851            $   765,308
===========            ============
--------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                      GLOBAL STRATEGY FOCUS FUND
                                                                                  ----------------------------------
                                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                                     1996                   1995
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.........................................................   $ 15,340,737           $ 17,146,054
Realized gain (loss) on investments and foreign currency transactions--net.....     60,957,413            (23,380,052)
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net.....................................................     24,598,652             58,162,628
                                                                                  ------------           ------------
Net increase in net assets resulting from operations...........................    100,896,802             51,928,630
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net.........................................................    (12,699,527)           (16,913,134)
In excess of realized gains on investments--net................................             --               (199,509)
                                                                                  ------------           ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders...................................................................    (12,699,527)           (17,112,643)
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net redemptions from capital shares............................................    (52,564,882)            (9,981,690)
Net proceeds from issuance of capital shares resulting from reorganization.....    294,328,812                     --
                                                                                  ------------           ------------
Net increase (decrease) in net assets derived from capital share
  transactions.................................................................    241,763,930             (9,981,690)
                                                                                  ------------           ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets........................................    329,961,205             24,834,297
Beginning of year..............................................................    540,241,613            515,407,316
                                                                                  ------------           ------------
End of year*...................................................................   $870,202,818           $540,241,613
                                                                                  ============           ============
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i)................................   $ 20,579,673           $  7,489,615
                                                                                  ============           ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

================================================================================

     GLOBAL UTILITY FOCUS FUND
----------------------------------
    FOR THE YEAR ENDED DECEMBER 31,
 ----------------------------------

    1996                   1995
----------------------------------
$  5,748,285           $  5,942,408
   1,196,792             (2,380,178)
  10,430,510             26,090,740
------------           ------------
  17,375,587             29,652,970
------------           ------------
----------------------------------
  (6,739,387)            (5,144,108)
          --                     --
------------           ------------
  (6,739,387)            (5,144,108)
------------           ------------
----------------------------------
  16,423,676              2,526,392
          --                     --
------------           ------------
 (16,423,676)            (2,526,392)
------------           ------------
----------------------------------
  (5,787,476)            21,982,470
 148,225,277            126,242,807
------------           ------------
$142,437,801           $148,225,277
============           ============
----------------------------------
$  1,132,021           $  2,159,534
============           ============
----------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                               GOVERNMENT
                                                                                               BOND FUND
                                                                                    --------------------------------
                                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                                                    --------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                                     1996                   1995
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net..........................................................   $ 3,815,911            $ 1,796,464
Realized gain (loss) on investments--net........................................      (154,413)               192,982
Change in unrealized appreciation/depreciation on investments--net..............    (1,012,273)             2,024,581
                                                                                   -----------            -----------
Net increase in net assets resulting from operations............................     2,649,225              4,014,027
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net..........................................................    (3,530,361)            (1,670,786)
Realized gain on investments--net...............................................      (137,668)                    --
                                                                                   -----------            -----------
Net decrease in net assets resulting from dividends and distributions to
shareholders....................................................................    (3,668,029)            (1,670,786)
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions..............    49,603,169             20,842,535
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets....................................................    48,584,365             23,185,776
Beginning of year...............................................................    40,996,427             17,810,651
                                                                                   -----------            -----------
End of year*....................................................................   $89,580,792            $40,996,427
                                                                                   ===========            ===========
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i).................................   $   484,603            $   199,053
                                                                                   ===========            ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

================================================================================

           HIGH CURRENT
            INCOME FUND
----------------------------------
    FOR THE YEAR ENDED DECEMBER 31,
 ----------------------------------
    1996                   1995
----------------------------------
$ 36,909,359           $ 30,889,361
  (3,777,610)               589,358
   8,565,962             16,336,511
------------           ------------
  41,697,711             47,815,230
------------           ------------
----------------------------------
 (36,130,450)           (30,645,264)
          --                     --
------------           ------------
 (36,130,450)           (30,645,264)
------------           ------------
----------------------------------
  52,695,717             83,463,234
------------           ------------
----------------------------------
  58,262,978            100,633,200
 356,351,940            255,718,740
------------           ------------
$414,614,918           $356,351,940
============           ============
----------------------------------
$  3,786,391           $  2,822,298
============           ============
----------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                       INDEX 500
                                                                                                          FUND
                                                                                                    ---------------
                                                                                                     FOR THE PERIOD
                                                                                                     DEC. 13, 1996+
INCREASE (DECREASE) IN NET ASSETS:                                                                   TO DEC. 31, 1996
  ---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...........................................................................     $     16,863
Realized gain (loss) on investments and foreign currency transactions--net.......................             (193)
Change in unrealized appreciation/depreciation on investments and foreign currency
transactions--net................................................................................          153,134
                                                                                                       -----------
Net increase in net assets resulting from operations.............................................          169,804
                                                                                                       -----------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net...........................................................................               --
Realized gain on investments--net................................................................               --
In excess of realized gain on investments--net...................................................               --
                                                                                                       -----------
Net decrease in net assets resulting from dividends and distributions to shareholders............               --
                                                                                                       -----------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions...............................          582,036
                                                                                                       -----------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets.....................................................................          751,840
Beginning of period..............................................................................       10,000,000
                                                                                                       -----------
End of period*...................................................................................     $ 10,751,840
                                                                                                       ===========
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i)..................................................     $     16,863
                                                                                                       ===========
---------------------------------------------------------------------------------------------------------------------

+ Commencement of Operations.

See Notes to Financial Statements.

================================================================================

       INTERNATIONAL EQUITY
            FOCUS FUND
----------------------------------
    FOR THE YEAR ENDED DECEMBER 31,
 ----------------------------------

    1996                   1995
----------------------------------
$  6,166,768           $  4,728,612
   9,939,138             (7,417,463)
   2,510,537             15,585,541
------------           ------------
  18,616,443             12,896,690
------------           ------------
----------------------------------
  (3,669,329)              (151,930)
          --             (3,904,078)
          --             (5,275,618)
------------           ------------
  (3,669,329)            (9,331,626)
------------           ------------
----------------------------------
  68,530,474             14,153,402
------------           ------------
----------------------------------
  83,477,588             17,718,466
 265,602,241            247,883,775
------------           ------------
$349,079,829           $265,602,241
============           ============
----------------------------------
$  4,510,300           $  4,974,839
============           ============
----------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                           NATURAL RESOURCES
                                                                                               FOCUS FUND
                                                                                    --------------------------------
                                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                                                     --------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                                     1996                   1995
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net..........................................................   $   656,331            $   745,572
Realized gain on investments and foreign currency transactions--net.............     2,957,459                789,560
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net......................................................     2,057,873              3,506,951
                                                                                   -----------            -----------
Net increase in net assets resulting from operations............................     5,671,663              5,042,083
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net..........................................................      (722,544)              (719,125)
Realized gain on investments--net...............................................      (740,711)              (116,046)
                                                                                   -----------            -----------
Net decrease in net assets resulting from dividends and distributions to
shareholders....................................................................    (1,463,255)              (835,171)
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share transactions...    (2,113,764)              (819,422)
                                                                                   -----------            -----------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets....................................................     2,094,644              3,387,490
Beginning of year...............................................................    43,102,351             39,714,861
                                                                                   -----------            -----------
End of year*....................................................................   $45,196,995            $43,102,351
                                                                                   ===========            ===========
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income-net (Note 1i)..................................   $   221,415            $   315,714
                                                                                   ===========            ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

================================================================================

          PRIME BOND FUND
----------------------------------
    FOR THE YEAR ENDED DECEMBER 31,
 ----------------------------------
    1996                   1995
----------------------------------
$ 33,145,431           $ 30,681,580
     215,210              2,850,926
 (21,044,224)            46,631,310
------------           ------------
  12,316,417             80,163,816
------------           ------------
----------------------------------
 (32,511,472)           (30,585,478)
          --                     --
------------           ------------
 (32,511,472)           (30,585,478)
------------           ------------
----------------------------------
  68,750,815             49,025,455
------------           ------------
----------------------------------
  48,555,760             98,603,793
 489,837,968            391,234,175
------------           ------------
$538,393,728           $489,837,968
============           ============
----------------------------------
$  3,129,844           $  2,495,885
============           ============
----------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                         QUALITY EQUITY FUND
                                                                               ----------------------------------------
                                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                                 1996                     1995
  ---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net....................................................   $   13,443,795           $   10,721,106
Realized gain on investments and foreign currency transactions--net.......       36,740,820               84,589,225
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net................................................       67,969,744               17,627,851
                                                                               ------------             ------------
Net increase in net assets resulting from operations......................      118,154,359              112,938,182
                                                                               ------------             ------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net....................................................      (14,235,069)              (8,042,730)
Realized gain on investments--net.........................................      (84,325,410)              (9,959,874)
                                                                               ------------             ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders..............................................................      (98,560,479)             (18,002,604)
                                                                               ------------             ------------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share
  transactions............................................................      130,130,747               85,255,141
                                                                               ------------             ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets...................................      149,724,627              180,190,719
Beginning of year.........................................................      644,550,601              464,359,882
                                                                               ------------             ------------
End of year*..............................................................   $  794,275,228           $  644,550,601
                                                                               ============             ============
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i)...........................   $    5,217,038           $    6,008,129
                                                                               ============             ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

================================================================================

         RESERVE ASSETS FUND
------------------------------------
   FOR THE YEAR ENDED DECEMBER 31,
------------------------------------
    1996                    1995
------------------------------------
$   1,179,223           $   1,572,494
        3,049                  10,309
      (14,201)                 41,873
-------------            ------------
    1,168,071               1,624,676
-------------            ------------
------------------------------------
   (1,179,223)             (1,572,494)
       (3,049)                (10,309)
-------------            ------------
   (1,182,272)             (1,582,803)
-------------            ------------
------------------------------------
   (2,650,297)             (6,688,035)
-------------            ------------
------------------------------------
   (2,664,498)             (6,646,162)
   25,549,869              32,196,031
-------------            ------------
$  22,885,371           $  25,549,869
=============            ============
------------------------------------
$          --           $          --
=============            ============
------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               AMERICAN BALANCED FUND
   THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN         -----------------------------------------------------------
   DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL                      FOR THE YEAR ENDED DECEMBER 31,
                      STATEMENTS.                            -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                        1996         1995         1994         1993        1992
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................     $  15.17     $  13.08     $  14.08     $  12.85     $ 12.82
                                                             --------     --------     --------     --------     -------
Investment income--net..................................          .53          .59          .48          .32         .31
Realized and unrealized gain (loss) on
  investments--net......................................          .89         2.06        (1.06)        1.37         .37
                                                             --------     --------     --------     --------     -------
Total from investment operations........................         1.42         2.65         (.58)        1.69         .68
                                                             --------     --------     --------     --------     -------
Less dividends and distributions:
  Investment income--net................................         (.56)        (.56)        (.37)        (.34)       (.37)
  Realized gain on investments--net.....................         (.02)          --           --         (.12)       (.28)
  In excess of realized gain on investments--net........           --           --         (.05)          --          --
                                                             --------     --------     --------     --------     -------
Total dividends and distributions.......................         (.58)        (.56)        (.42)        (.46)       (.65)
                                                             --------     --------     --------     --------     -------
Net asset value, end of year............................     $  16.01     $  15.17     $  13.08     $  14.08     $ 12.85
                                                             ========     ========     ========     ========     =======
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share......................        9.73%       20.81%       (4.19%)      13.49%       5.72%
                                                             ========     ========     ========     ========     =======
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................         .60%         .61%         .63%         .70%        .97%
                                                             ========     ========     ========     ========     =======
Investment income--net..................................        3.39%        4.22%        3.95%        3.20%       3.71%
                                                             ========     ========     ========     ========     =======
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..................     $212,047     $212,912     $158,951     $115,420     $24,918
                                                             ========     ========     ========     ========     =======
Portfolio turnover......................................      236.50%       38.40%       35.36%       12.55%      36.34%
                                                             ========     ========     ========     ========     =======
Average commission rate paid**..........................     $  .0610           --           --           --          --
                                                             ========     ========     ========     ========     =======
------------------------------------------------------------------------------------------------------------------------

  * Total investment returns exclude insurance-related fees and expenses.
 ** For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                   BASIC VALUE FOCUS FUND
                                                                   ------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM             FOR THE YEAR ENDED            FOR THE PERIOD
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                             DECEMBER 31,               JULY 1, 1993+ TO
                                                                   ----------------------------------      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                            1996         1995         1994            1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........................     $  13.10     $  11.10     $  10.95        $  10.00
                                                                   --------     --------     --------         -------
Investment income--net........................................          .17          .18          .17             .04
Realized and unrealized gain on investments--net..............         2.37         2.49          .08             .91
                                                                   --------     --------     --------         -------
Total from investment operations..............................         2.54         2.67          .25             .95
                                                                   --------     --------     --------         -------
Less dividends and distributions:
  Investment income--net......................................         (.18)        (.19)        (.10)             --
  Realized gain on investments--net...........................         (.72)        (.48)          --              --
                                                                   --------     --------     --------         -------
Total dividends and distributions.............................         (.90)        (.67)        (.10)             --
                                                                   --------     --------     --------         -------
Net asset value, end of period................................     $  14.74     $  13.10     $  11.10        $  10.95
                                                                   ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share............................       20.69%       25.49%        2.36%           9.50%++
                                                                   ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................................................         .66%         .66%         .72%            .86%*
                                                                   ========     ========     ========         =======
Investment income--net........................................        1.37%        1.68%        2.08%           1.69%*
                                                                   ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......................     $524,930     $306,463     $164,307        $ 47,207
                                                                   ========     ========     ========         =======
Portfolio turnover............................................       68.41%       74.10%       60.55%          30.86%
                                                                   ========     ========     ========         =======
Average commission rate paid++++..............................     $  .0549           --           --              --
                                                                   ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns exclude insurance-related fees and expenses.
  +   Commencement of Operations.
  ++  Aggregate total investment return.
 ++++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                       DEVELOPING CAPITAL
                                                                                       MARKETS FOCUS FUND
                                                                          --------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM             FOR THE YEAR ENDED            FOR THE PERIOD
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                             DECEMBER 31,              MAY 2, 1994+ TO
                                                                   ----------------------------------     DECEMBER 31,
                                                                            1996            1995             1994
INCREASE (DECREASE) IN NET ASSET VALUE:
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................................     $   9.32         $  9.51        $  10.00
                                                                          --------         --------       --------
Investment income--net...............................................          .20             .20             .09
Realized and unrealized gain (loss) on investments and foreign
  currency transactions--net.........................................          .76            (.30)           (.58)
                                                                          --------         --------       --------
Total from investment operations.....................................          .96            (.10)           (.49)
                                                                          --------         --------       --------
Less dividends from investment income--net...........................         (.23)           (.09)             --
                                                                          --------         --------       --------
Net asset value, end of period.......................................     $  10.05         $  9.32        $   9.51
                                                                          ========         ========       ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................................       10.59%          (1.08%)         (4.90%)+++
                                                                          ========         ========       ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.......................................        1.25%           1.25%           1.29%*
                                                                          ========         ========       ========
Expenses.............................................................        1.31%           1.36%           1.35%*
                                                                          ========         ========       ========
Investment income--net...............................................        2.42%           2.73%           2.18%*
                                                                          ========         ========       ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............................     $ 95,599         $55,209        $ 36,676
                                                                          ========         ========       ========
Portfolio turnover...................................................       87.33%          62.53%          29.79%
                                                                          ========         ========       ========
Average commission rate paid++.......................................     $ 0.0003         $    --        $     --
                                                                          ========         ========       ========
---------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Commencement of Operations.
 ++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                              DOMESTIC MONEY MARKET FUND
                                                              ----------------------------------------------------------
                                                                         FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                   DECEMBER 31,                  FOR THE PERIOD
  FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.      -----------------------------------------   FEB. 20, 1992+
                                                                                                           TO DEC. 31,
         INCREASE (DECREASE) IN NET ASSET VALUE:                1996       1995       1994       1993          1992
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................    $   1.00   $   1.00   $   1.00   $   1.00     $     1.00
                                                              --------   --------   --------   --------       --------
Investment income--net....................................       .0504      .0547      .0386      .0302          .0302
Realized and unrealized gain (loss) on investments--net...      (.0005)     .0012     (.0007)     .0005          .0013
                                                              --------   --------   --------   --------       --------
Total from investment operations..........................       .0499      .0559      .0379      .0307          .0315
                                                              --------   --------   --------   --------       --------
Less dividends and distributions:
  Investment income--net..................................      (.0504)    (.0547)    (.0386)    (.0302)        (.0302)
  Realized gain on investments--net.......................      (.0001)    (.0002)        --     (.0005)        (.0010)
                                                              --------   --------   --------   --------       --------
Total dividends and distributions.........................      (.0505)    (.0549)    (.0386)    (.0307)        (.0312)
                                                              --------   --------   --------   --------       --------
Net asset value, end of period............................    $   1.00   $   1.00   $   1.00   $   1.00     $     1.00
                                                              ========   ========   ========   ========       ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........................       5.13%      5.64%      3.93%      3.10%          3.65%*
                                                              ========   ========   ========   ========       ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement............................        .54%       .55%       .50%       .36%           .32%*
                                                              ========   ========   ========   ========       ========
Expenses..................................................        .54%       .55%       .57%       .63%           .88%*
                                                              ========   ========   ========   ========       ========
Investment income--net, and realized gain on
  investments--net........................................       4.97%      5.50%      4.02%      3.03%          3.48%*
                                                              ========   ========   ========   ========       ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..................    $274,756   $303,912   $363,199   $170,531     $   41,128
                                                              ========   ========   ========   ========       ========
---------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Commencement of Operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                  EQUITY GROWTH FUND+
                                                                --------------------------------------------------------
 THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                         FOR THE YEAR ENDED
  FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                              DECEMBER 31,
                                                                --------------------------------------------------------
          INCREASE (DECREASE) IN NET ASSET VALUE:                 1996        1995        1994        1993        1992
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................     $  27.98    $  19.26    $  20.96    $  17.80     $ 17.96
                                                                --------    --------    --------    --------     -------
Investment income (loss)--net..............................          .13         .17         .05        (.01)        .01
Realized and unrealized gain (loss) on investments--net....         1.84        8.64       (1.56)       3.17        (.10)
                                                                --------    --------    --------    --------     -------
Total from investment operations...........................         1.97        8.81       (1.51)       3.16        (.09)
                                                                --------    --------    --------    --------     -------
Less dividends and distributions:
  Investment income--net...................................         (.14)       (.09)         --          --++      (.07)
  Realized gain on investments--net........................        (3.59)         --        (.19)         --          --
                                                                --------    --------    --------    --------     -------
Total dividends and distributions..........................        (3.73)       (.09)       (.19)         --        (.07)
                                                                --------    --------    --------    --------     -------
Net asset value, end of year...............................     $  26.22    $  27.98    $  19.26    $  20.96     $ 17.80
                                                                ========    ========    ========    ========     =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................        8.11%      45.90%      (7.27%)     17.78%       (.53%)
                                                                ========    ========    ========    ========     =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................         .81%        .81%        .83%        .96%       1.18%
                                                                ========    ========    ========    ========     =======
Investment income (loss)--net..............................         .50%        .72%        .27%       (.05%)       .04%
                                                                ========    ========    ========    ========     =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................     $453,029    $339,921    $170,044    $ 98,976     $23,167
                                                                ========    ========    ========    ========     =======
Portfolio turnover.........................................       80.84%      96.79%      88.48%     131.75%      98.64%
                                                                ========    ========    ========    ========     =======
Average commission rate paid+++............................     $  .0598    $     --    $     --    $     --     $    --
                                                                ========    ========    ========    ========     =======
---------------------------------------------------------------------------------------------------------------------

  * Total investment returns exclude insurance-related fees and expenses.
  + Based on average shares outstanding during the year.
 ++ Amount is less than $.01 per share.
 +++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                 GLOBAL BOND FOCUS FUND
                                                                 ----------------------------------------------------
                                                                         FOR THE YEAR ENDED
 THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                  DECEMBER 31,                FOR THE PERIOD
   FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.        ----------------------------------    JULY 1, 1993+ TO
                                                                                                         DECEMBER 31,
          INCREASE (DECREASE) IN NET ASSET VALUE:                 1996++       1995++        1994            1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $   9.79     $   9.17     $  10.38        $  10.00
                                                                 --------     --------     --------         -------
Investment income--net......................................          .78          .85          .76             .25
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................         (.03)         .61        (1.19)            .33
                                                                 --------     --------     --------         -------
Total from investment operations............................          .75         1.46         (.43)            .58
                                                                 --------     --------     --------         -------
Less dividends and distributions:
  Investment income--net....................................         (.78)        (.84)        (.76)           (.20)
  In excess of realized gain on investments--net............           --           --         (.02)             --
                                                                 --------     --------     --------         -------
Total dividends and distributions...........................         (.78)        (.84)        (.78)           (.20)
                                                                 --------     --------     --------         -------
Net asset value, end of period..............................     $   9.76     $   9.79     $   9.17        $  10.38
                                                                 ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        8.02%       16.69%       (4.21%)          5.90%+++
                                                                 ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         .69%         .68%         .75%            .94%*
                                                                 ========     ========     ========         =======
Investment income--net......................................        7.95%        8.99%        8.01%           6.20%*
                                                                 ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................     $ 93,790     $ 81,845     $ 75,150        $ 50,737
                                                                 ========     ========     ========         =======
Portfolio turnover..........................................      267.13%      132.57%      117.58%          54.80%
                                                                 ========     ========     ========         =======
---------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Commencement of Operations.
 ++ Based on average shares outstanding during the year.
 +++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                           GLOBAL STRATEGY FOCUS FUND
                                                        --------------------------------------------------------------
                                                                     FOR THE YEAR ENDED
 THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN                      DECEMBER 31,                     FOR THE PERIOD
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL      ---------------------------------------------   FEB. 28, 1992+ TO
                    STATEMENTS.                                                                           DECEMBER 31,
      INCREASE (DECREASE) IN NET ASSET VALUE:             1996        1995         1994        1993           1992
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............     $  12.55    $  11.73     $  12.17    $  10.22        $ 10.00
                                                         -------     -------      -------     -------        -------
Investment income--net.............................          .28         .39          .30         .16            .13
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net...........         1.33         .82         (.48)       1.96            .13
                                                         -------     -------      -------     -------        -------
Total from investment operations...................         1.61        1.21         (.18)       2.12            .26
                                                         -------     -------      -------     -------        -------
Less dividends and distributions:
  Investment income--net...........................         (.29)       (.39)        (.21)       (.17)          (.04)
  Realized gain on investments--net................           --          --++       (.04)         --             --
  In excess of realized gain on investments--net...           --          --         (.01)
                                                         -------     -------      -------     -------        -------
Total dividends and distributions..................         (.29)       (.39)        (.26)       (.17)          (.04)
                                                         -------     -------      -------     -------        -------
Net asset value, end of period.....................     $  13.87    $  12.55     $  11.73    $  12.17        $ 10.22
                                                         =======     =======      =======     =======        =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................       13.17%      10.60%       (1.46%)     21.03%          2.62%++++
                                                         =======     =======      =======     =======          =====
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.....................         .71%        .72%         .77%        .88%          1.25%*
                                                         =======     =======      =======     =======          =====
Expenses...........................................         .71%        .72%         .77%        .88%          1.35%*
                                                         =======     =======      =======     =======          =====
Investment income--net.............................        2.68%       3.33%        2.85%       2.41%          2.66%*
                                                         =======     =======      =======     =======          =====
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........     $870,203    $540,242     $515,407    $269,627        $15,527
                                                         =======     =======      =======     =======        =======
Portfolio turnover.................................      173.44%      27.23%       21.03%      17.07%         14.47%
                                                         =======     =======      =======     =======        =======
Average commission rate paid+++....................     $  .0143    $     --     $     --    $     --        $    --
                                                         =======     =======      =======     =======        =======
---------------------------------------------------------------------------------------------------------------------

   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses.
   + Commencement of Operations.
  ++ Amount is less than $.01 per share.
 +++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
 ++++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                               GLOBAL UTILITY FOCUS FUND
                                                                -----------------------------------------------------
                                                                        FOR THE YEAR ENDED
                                                                           DECEMBER 31,                 FOR THE PERIOD
 THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED      ----------------------------------     JULY 1, 1993+ TO
   FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                                                DECEMBER 31,
          INCREASE (DECREASE) IN NET ASSET VALUE:                 1996         1995         1994             1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  11.30     $   9.45     $  10.66         $  10.00
                                                                --------     --------     --------         --------
Investment income--net......................................         .46          .45          .35              .04
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................         .95         1.79        (1.25)             .64
                                                                --------     --------     --------         --------
Total from investment operations............................        1.41         2.24         (.90)             .68
                                                                --------     --------     --------         --------
Less dividends and distributions:
  Investment income--net....................................        (.52)        (.39)        (.29)            (.02)
  In excess of realized gain on investments--net............          --           --         (.02)              --
                                                                --------     --------     --------         --------
Total dividends and distributions...........................        (.52)        (.39)        (.31)            (.02)
                                                                --------     --------     --------         --------
Net asset value, end of period..............................    $  12.19     $  11.30     $   9.45         $  10.66
                                                                ========     ========     ========         ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      12.96%       24.33%       (8.51%)           6.85%+++
                                                                ========     ========     ========         ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .66%         .66%         .73%             .89%*
                                                                ========     ========     ========         ========
Investment income--net......................................       3.90%        4.44%        3.68%            2.84%*
                                                                ========     ========     ========         ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $142,438     $148,225     $126,243         $104,517
                                                                ========     ========     ========         ========
Portfolio turnover..........................................      11.39%       11.05%        9.52%            1.72%
                                                                ========     ========     ========         ========
Average commission rate paid++..............................    $  .0522     $     --     $     --         $     --
                                                                ========     ========     ========         ========
---------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Commencement of Operations.
 ++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
 +++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                    GOVERNMENT BOND FUND
                                                                        ---------------------------------------------
                                                                           FOR THE YEAR ENDED
                                                                              DECEMBER 31,            FOR THE PERIOD
   THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM       -------------------------     MAY 2, 1994+ TO
         INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                                             DECEMBER 31,
              INCREASE (DECREASE) IN NET ASSET VALUE:                     1996             1995            1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................................    $  10.79         $   9.97        $   10.00
                                                                        --------         --------         --------
Investment income--net..............................................         .65              .62              .25
Realized and unrealized gain (loss) on investments--net.............        (.36)             .81             (.07)
                                                                        --------         --------         --------
Total from investment operations....................................         .29             1.43              .18
                                                                        --------         --------         --------
Less dividends and distributions:
  Investment income--net............................................        (.64)            (.61)            (.21)
  Realized gain on investments--net.................................        (.04)              --               --
                                                                        --------         --------         --------
Total dividends and distributions...................................        (.68)            (.61)            (.21)
                                                                        --------         --------         --------
Net asset value, end of period......................................    $  10.40         $  10.79        $    9.97
                                                                        ========         ========         ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................................       2.86%           14.83%            1.79%++
                                                                        ========         ========         ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement......................................        .15%             .00%             .00%*
                                                                        ========         ========         ========
Expenses............................................................        .59%             .66%             .80%*
                                                                        ========         ========         ========
Investment income--net..............................................       6.39%            6.28%            4.66%*
                                                                        ========         ========         ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............................    $ 89,581         $ 40,996        $  17,811
                                                                        ========         ========         ========
Portfolio turnover..................................................      21.23%           45.39%          103.03%
                                                                        ========         ========         ========
---------------------------------------------------------------------------------------------------------------------

 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Commencement of Operations.
 ++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                             HIGH CURRENT INCOME FUND
   THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN        -----------------------------------------------------------
   DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL                     FOR THE YEAR ENDED DECEMBER 31,
                      STATEMENTS.                           -----------------------------------------------------------
        INCREASE (DECREASE) IN NET ASSET VALUE:              1996+         1995         1994         1993        1992
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................    $  11.25     $  10.61     $  12.06     $  11.13     $ 10.23
                                                            --------     --------     --------     --------     -------
Investment income--net..................................        1.08         1.09         1.05          .95        1.07
Realized and unrealized gain (loss) on
  investments--net......................................         .12          .65        (1.47)         .95         .90
                                                            --------     --------     --------     --------     -------
Total from investment operations........................        1.20         1.74         (.42)        1.90        1.97
                                                            --------     --------     --------     --------     -------
Less dividends from investment income--net..............       (1.06)       (1.10)       (1.03)        (.97)      (1.07)
                                                            --------     --------     --------     --------     -------
Net asset value, end of year............................    $  11.39     $  11.25     $  10.61     $  12.06     $ 11.13
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share......................      11.27%       17.21%       (3.59%)      17.84%      20.05%
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................        .54%         .55%         .61%         .72%        .89%
                                                            ========     ========     ========     ========     =======
Investment income--net..................................       9.50%        9.92%        9.73%        8.62%      10.06%
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..................    $414,615     $356,352     $255,719     $163,428     $26,343
                                                            ========     ========     ========     ========     =======
Portfolio turnover......................................      48.92%       41.60%       51.88%       35.67%      28.21%
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding during the year.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                        INDEX 500
                                                                                                           FUND
                                                                                                    -----------------
          THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION                  FOR THE PERIOD
                            PROVIDED IN THE FINANCIAL STATEMENTS.                                   DEC. 13, 1996+ TO
                           INCREASE (DECREASE) IN NET ASSET VALUE:                                    DEC. 31, 1996
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................................................          $  10.00
                                                                                                         --------
Investment income--net.........................................................................               .02
Realized and unrealized gain on investments--net...............................................               .15
                                                                                                         --------
Total from investment operations...............................................................               .17
                                                                                                         --------
Net asset value, end of period.................................................................          $  10.17
                                                                                                         ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.............................................................             1.70%++
                                                                                                         ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.................................................................              .00%*
                                                                                                         ========
Expenses.......................................................................................              .60%*
                                                                                                         ========
Investment income--net.........................................................................             3.08%*
                                                                                                         ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......................................................          $ 10,752
                                                                                                         ========
Portfolio turnover.............................................................................              .04%
                                                                                                         ========
Average commission rate paid...................................................................          $  .0120
                                                                                                         ========
---------------------------------------------------------------------------------------------------------------------

 * Annualized
** Total investment returns exclude insurance-related fees and expenses.
 + Commencement of Operations.
 ++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                               INTERNATIONAL EQUITY FOCUS FUND
                                                                     ----------------------------------------------------
                                                                            FOR THE YEAR ENDED
                                                                               DECEMBER 31,              FOR THE PERIOD
 THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM      --------------------------------   JULY 1, 1993+ TO
   INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                                                      DECEMBER 31,
        INCREASE (DECREASE) IN NET ASSET VALUE:                       1996++       1995        1994           1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................     $  11.06    $  10.90    $  11.03        $ 10.00
                                                                     --------    --------    --------        -------
Investment income--net..........................................          .23         .20         .19            .01
Realized and unrealized gain (loss) on investments and foreign
  currency transactions--net....................................          .49         .37        (.13)          1.02
                                                                     --------    --------    --------        -------
Total from investment operations................................          .72         .57         .06           1.03
                                                                     --------    --------    --------        -------
Less dividends and distributions:
  Investment income--net........................................         (.15)       (.01)       (.18)            --
  Realized gain on investments--net.............................           --        (.17)       (.01)            --
  In excess of realized gain on investments--net................           --        (.23)         --             --
                                                                     --------    --------    --------        -------
Total dividends and distributions...............................         (.15)       (.41)       (.19)            --
                                                                     --------    --------    --------        -------
Net asset value, end of period..................................     $  11.63    $  11.06    $  10.90        $ 11.03
                                                                     ========    ========    ========        =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............................        6.62%       5.48%        .55%         10.30%+++
                                                                     ========    ========    ========        =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................................         .89%        .89%        .97%          1.14%*
                                                                     ========    ========    ========        =======
Investment income--net..........................................        1.96%       1.95%       1.09%           .30%*
                                                                     ========    ========    ========        =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........................     $349,080    $265,602    $247,884        $76,906
                                                                     ========    ========    ========        =======
Portfolio turnover..............................................       49.87%     100.02%      58.84%         17.39%
                                                                     ========    ========    ========        =======
Average commission rate paid***.................................     $  .0004    $     --    $     --        $    --
                                                                     ========    ========    ========        =======
---------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
*** For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
  + Commencement of Operations.
 ++ Based on average shares outstanding during the period.
 +++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                           NATURAL RESOURCES FOCUS FUND
                                                              -------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                 FOR THE YEAR ENDED DECEMBER 31,
  FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.      -------------------------------------------------------
         INCREASE (DECREASE) IN NET ASSET VALUE:               1996        1995        1994        1993        1992
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................    $ 11.95     $ 10.82     $ 10.82     $  9.84     $ 10.06
                                                              -------     -------     -------     -------     -------
Investment income--net....................................        .18         .20         .17         .11         .18
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net......................       1.40        1.15        (.02)        .92        (.05)
                                                              -------     -------     -------     -------     -------
Total from investment operations..........................       1.58        1.35         .15        1.03         .13
                                                              -------     -------     -------     -------     -------
Less dividends and distributions:
  Investment income--net..................................       (.20)       (.19)       (.15)       (.05)       (.29)
  Realized gain on investments--net.......................       (.21)       (.03)         --          --        (.06)
                                                              -------     -------     -------     -------     -------
Total dividends and distributions.........................       (.41)       (.22)       (.15)       (.05)       (.35)
                                                              -------     -------     -------     -------     -------
Net asset value, end of year..............................    $ 13.12     $ 11.95     $ 10.82     $ 10.82     $  9.84
                                                              =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share........................     13.52%      12.65%       1.44%      10.47%       1.36%
                                                              =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement............................       .78%        .78%        .87%       1.13%       1.25%
                                                              =======     =======     =======     =======     =======
Expenses..................................................       .78%        .78%        .87%       1.13%       1.27%
                                                              =======     =======     =======     =======     =======
Investment income--net....................................      1.43%       1.75%       1.91%       1.34%       2.00%
                                                              =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....................    $45,197     $43,102     $39,715     $14,778     $ 4,144
                                                              =======     =======     =======     =======     =======
Portfolio turnover........................................     31.11%      30.15%      10.94%      58.44%      22.88%
                                                              =======     =======     =======     =======     =======
Average commission rate paid**............................    $ .0225          --          --          --          --
                                                              =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------

 * Total investment returns exclude insurance-related fees and expenses.
**For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                  PRIME BOND FUND
   THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN        -----------------------------------------------------------
   DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL                     FOR THE YEAR ENDED DECEMBER 31,
                      STATEMENTS.                           -----------------------------------------------------------
        INCREASE (DECREASE) IN NET ASSET VALUE:               1996         1995         1994         1993        1992
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................    $  12.45     $  11.12     $  12.64     $  12.04     $ 12.02
                                                            --------     --------     --------     --------     -------
Investment income--net..................................         .80          .82          .77          .70         .79
Realized and unrealized gain (loss) on
  investments--net......................................        (.55)        1.34        (1.36)         .71         .04
                                                            --------     --------     --------     --------     -------
Total from investment operations........................         .25         2.16         (.59)        1.41         .83
                                                            --------     --------     --------     --------     -------
Less dividends and distributions:
  Investment income--net................................        (.79)        (.83)        (.76)        (.70)       (.81)
  Realized gain on investments--net.....................          --           --           --         (.11)         --
  In excess of realized gain on investments--net........          --           --         (.17)          --          --
                                                            --------     --------     --------     --------     -------
Total dividends and distributions.......................        (.79)        (.83)        (.93)        (.81)       (.81)
                                                            --------     --------     --------     --------     -------
Net asset value, end of year............................    $  11.91     $  12.45     $  11.12     $  12.64     $ 12.04
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share......................       2.21%       20.14%       (4.80%)      12.02%       7.27%
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................        .49%         .50%         .54%         .63%        .78%
                                                            ========     ========     ========     ========     =======
Investment income--net..................................       6.67%        7.00%        6.74%        5.86%       6.76%
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..................    $538,394     $489,838     $391,234     $314,091     $84,810
                                                            ========     ========     ========     ========     =======
Portfolio turnover......................................      91.88%       90.12%      139.89%      115.26%      82.74%
                                                            ========     ========     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                   QUALITY EQUITY FUND
                                                                 -------------------------------------------------------
 THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                   FOR THE YEAR ENDED DECEMBER 31,
   FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.        -------------------------------------------------------
          INCREASE (DECREASE) IN NET ASSET VALUE:                 1996+       1995+       1994+        1993       1992
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................     $  32.76    $  27.74    $  29.02    $  25.48    $ 26.35
                                                                 --------    --------    --------    --------    -------
Investment income--net......................................          .58         .58         .38         .24        .34
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................         4.44        5.48        (.74)       3.46        .32
                                                                 --------    --------    --------    --------    -------
Total from investment operations............................         5.02        6.06        (.36)       3.70        .66
                                                                 --------    --------    --------    --------    -------
Less dividends and distributions:
  Investment income--net....................................         (.66)       (.45)       (.25)       (.12)      (.58)
  Realized gain on investments--net.........................        (4.29)       (.59)       (.67)       (.04)      (.95)
                                                                 --------    --------    --------    --------    -------
Total dividends and distributions...........................        (4.95)      (1.04)       (.92)       (.16)     (1.53)
                                                                 --------    --------    --------    --------    -------
Net asset value, end of year................................     $  32.83    $  32.76    $  27.74    $  29.02    $ 25.48
                                                                 ========    ========    ========    ========    =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................       17.90%      22.61%      (1.20%)     14.57%      2.69%
                                                                 ========    ========    ========    ========    =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         .49%        .51%        .54%        .62%       .74%
                                                                 ========    ========    ========    ========    =======
Investment income--net......................................        1.89%       1.94%       1.39%       1.07%      1.54%
                                                                 ========    ========    ========    ========    =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................     $794,275    $644,551    $464,360    $309,420    $87,977
                                                                 ========    ========    ========    ========    =======
Portfolio turnover..........................................       88.30%     140.32%      60.57%      88.25%     62.54%
                                                                 ========    ========    ========    ========    =======
Average commission rate paid++..............................     $  .0615          --          --          --         --
                                                                 ========    ========    ========    ========    =======
---------------------------------------------------------------------------------------------------------------------

 * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding during the period.

++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                      RESERVE ASSETS FUND
                                                                      ---------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM                  FOR THE YEAR ENDED DECEMBER 31,
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                     ---------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                                1996       1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...............................     $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                                      --------   --------   --------   --------   -------
Investment income--net...........................................       .0501      .0543      .0371      .0268      .0320
Realized and unrealized gain (loss) on investments--net..........      (.0005)     .0018     (.0009)     .0005      .0007
                                                                      --------   --------   --------   --------   -------
Total from investment operations.................................       .0496      .0561      .0362      .0273      .0327
                                                                      --------   --------   --------   --------   -------
Less dividends and distributions:
  Investment income--net.........................................      (.0501)    (.0543)    (.0362)    (.0268)    (.0320)
  Realized gain on investments--net..............................      (.0001)    (.0004)        --     (.0005)    (.0005)
                                                                      --------   --------   --------   --------   -------
Total dividends and distributions................................      (.0502)    (.0547)    (.0362)    (.0273)    (.0325)
                                                                      --------   --------   --------   --------   -------
Net asset value, end of year.....................................     $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                                      ========   ========   ========   ========   =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...............................       5.13%      5.61%      3.79%      2.77%      3.29%
                                                                      ========   ========   ========   ========   =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................................        .61%       .61%       .65%       .70%       .79%
                                                                      ========   ========   ========   ========   =======
Investment income--net, and realized gain on investments--net....       4.96%      5.47%      3.75%      2.73%      3.36%
                                                                      ========   ========   ========   ========   =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...........................     $22,885    $25,550    $32,196    $30,168    $26,767
                                                                      ========   ========   ========   ========   =======
---------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company, which is comprised of 16 separate funds ("Funds" or "Fund") offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. "ML & Co."), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. Each Fund is classified as "diversified", as defined in the Investment Company Act of 1940, except for Developing Capital Markets Focus Fund, Global Bond Focus Fund, Global Strategy Focus Fund, and Natural Resources Focus Fund, all of which are classified as "non-diversified". The following is a summary of significant accounting policies followed by the Funds.

  (a) Valuation of investments--Money market securities maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in the securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value.

  Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--Certain Funds may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--Certain Funds are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds' records. However, the effect on operations is recorded from the date the Funds enter into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--Certain Funds may write and purchase call and put options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--Certain Funds may purchase or sell futures contracts and options on such futures contracts for the pur-

--------------------------------------------------------------------------------

pose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--Certain Funds may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--
Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

  (g) Dividends and distributions--Dividends and distributions paid by the Funds are recorded on the ex-dividend dates.

  (h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

  (i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

  The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds.

  For such services, the Company pays a monthly fee based upon the average daily value of each Funds' net assets at the following annual rates: 0.65% of the average daily net assets of each of the Natural Resources Focus Fund and Global Strategy Focus Fund, 0.55% of the average daily net assets of the American Balanced Fund, 0.50% of the average daily net assets of each of the Domestic Money Market Fund and Government Bond Fund, 0.60% of the average daily net assets of each of the Basic Value Focus Fund, Global Bond Focus Fund and Global Utility Focus Fund, 0.75% of the average daily net assets of each of the Equity Growth Fund and the International Equity Focus Fund, 0.30% of the average daily net assets of the Index 500 Fund, 1.00% of the average daily net assets of the Developing Capital Markets Focus

--------------------------------------------------------------------------------

Fund, and at the following annual rates with respect to the other Funds:

RESERVE ASSETS FUND

--------------------------------------------------------------------------
   Portion of average daily value of net assets of the Fund:
--------------------------------------------------------------------------
                                                                  ADVISORY
                                                                      FEE
--------------------------------------------------------------------------
Not exceeding $500 million......................................    0.500%
In excess of $500 million but not exceeding $750 million........    0.425%
In excess of $750 million but not exceeding $1 billion..........    0.375%
In excess of $1 billion but not exceeding $1.5 billion..........    0.350%
In excess of $1.5 billion but not exceeding $2 billion..........    0.325%
In excess of $2 billion but not exceeding $2.5 billion..........    0.300%
In excess of $2.5 billion.......................................    0.275%
--------------------------------------------------------------------------

QUALITY EQUITY FUND

--------------------------------------------------------------------------
   Portion of average daily value of net assets of the Fund:
--------------------------------------------------------------------------
                                                                  ADVISORY
                                                                      FEE
--------------------------------------------------------------------------
Not exceeding $250 million......................................    0.500%
In excess of $250 million but not exceeding $300 million........    0.450%
In excess of $300 million but not exceeding $400 million........    0.425%
In excess of $400 million.......................................    0.400%
-------------------------------------------------------

HIGH CURRENT INCOME FUND AND PRIME BOND FUND

-------------------------------------------------------------------------
Portion of aggregate average daily value of net
assets of both Funds:                                    Advisory Fee
-------------------------------------------------------------------------
                                                     High Current   Prime
                                                        Income      Bond
                                                          Fund      Fund
-------------------------------------------------------------------------
Not exceeding $250 million.........................      0.55%      0.50%
In excess of $250 million but not more
 than $500 million.................................      0.50%      0.45%
In excess of $500 million but not more
 then $750 million.................................      0.45%      0.40%
In excess of $750 million..........................      0.40%      0.35%
-------------------------------------------------------

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by each Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1996, MLAM earned fees of $765,718 for the Developing Capital Markets Fund of which $52,388 was waived, $297,926 for the Government Bond Fund of which $264,214 was voluntarily waived, and $1,638 for the Index 500 Fund, all of which was voluntarily waived. In addition, MLAM has also reimbursed the Index 500 Fund $1,651 in additional expenses.

  For the year ended December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), an affiliate of MLAM, earned commissions on the execution of portfolio security transactions as follows:


--------------------------------------------------------------------------
American Balanced Fund...........................................  $ 5,808
Basic Value Focus Fund...........................................   24,040
Developing Capital Markets Focus Fund............................   45,365
Equity Growth Fund...............................................    1,500
Global Bond Focus Fund...........................................      625
Global Strategy Focus Fund.......................................   51,412
Global Utility Focus Fund........................................    6,780
High Current Income Fund.........................................    3,750
International Equity Focus Fund..................................   55,842
Natural Resources Focus Fund.....................................    3,285
Quality Equity Fund..............................................   67,998
--------------------------------------------------------------------------

  Accounting services are provided to the Company by MLAM at cost.

  For the year ended December 31, 1996, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned fees for providing security price quotations to compute the Fund's net asset values as follows:


--------------------------------------------------------------------------
American Balanced Fund...........................................  $   278
Global Bond Focus Fund...........................................    3,020
Global Strategy Focus Fund.......................................      175
Global Utility Focus Fund........................................       77
Government Bond Fund.............................................      822
High Current Income Fund.........................................    7,269
Prime Bond Fund..................................................    5,884
--------------------------------------------------------------------------

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Funds' distributor, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:

  Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were as follows:

------------------------------------------------------------------------------

                                                   Purchases          Sales
-------------------------------------------------------------------------------
American Balanced Fund........................   $  468,212,355    $448,976,551
Basic Value Focus Fund........................      324,382,250     244,338,802
Developing Capital Markets Focus Fund.........       97,734,651      60,019,618
Domestic Money Market Fund....................               --              --
Equity Growth Fund............................      363,579,751     282,977,363
Global Bond Focus Fund........................      204,794,563     211,818,050
Global Strategy Focus Fund....................      994,958,721     869,964,495
Global Utility Focus Fund.....................       15,474,733      22,987,878
Government Bond Fund..........................       59,565,793      11,232,578
High Current Income Fund......................      202,112,872     171,527,776
Index 500 Fund................................        9,342,346           1,881
International Equity Focus Fund...............      181,926,488     121,558,312
Natural Resources Focus Fund..................       13,662,240      15,112,240
Prime Bond Fund...............................      488,860,103     421,701,849
Quality Equity Fund...........................      826,913,708     523,148,231
Reserve Assets Fund...........................               --              --
-------------------------------------------------------------------------------

  Transactions in options written for the year ended December 31, 1996, were as follows:

INTERNATIONAL EQUITY FOCUS FUND
-------------------------------------------------------------------------------

                                               Nominal Value/
                                             Number of Contracts
                                                 Covered by        Premiums
           Call Options Written                Written Options     Received
------------------------------------------------------------------------------
Outstanding call options written, beginning
 of year...................................          6,800         $  54,253
Options written............................          9,004           685,805
Options expired............................        (15,769)         (622,808)
                                                  --------          --------
Outstanding call options written, end of
 year......................................             35         $ 117,250
                                                  ========          ========
----------------------------------------------------------------------------

INTERNATIONAL EQUITY FOCUS FUND
----------------------------------------------------------------------------

                                                Nominal Value/
                                              Number of Contracts
                                                  Covered by        Premiums
            Put Options Written                 Written Options     Received
----------------------------------------------------------------------------
Outstanding put options written, beginning
 of year....................................              914       $ 21,437
Options written.............................        1,240,000          8,866
Options expired.............................       (1,240,914)       (30,303)
                                                   ----------        -------
Outstanding put options written, end of
 year.......................................               --       $     --
                                                   ==========        =======
----------------------------------------------------------------------------

GLOBAL BOND FOCUS FUND
----------------------------------------------------------------------------

                                               Nominal Value/
                                             Number of Contracts
                                                 Covered by        Premiums
           Call Options Written                Written Options     Received
---------------------------------------------------------------------------
Outstanding call options written, beginning
 of year...................................                --             --
Options written............................        17,530,792      $ 203,117
Options expired............................        (4,782,042)       (84,608)
Options closed.............................       (12,748,750)      (118,509)
                                                     --------       --------
Outstanding call options written, end of
 year......................................                --      $      --
                                                     ========       ========
----------------------------------------------------------------------------

  At December 31, 1996, net unrealized appreciation (depreciation) and aggregate cost for Federal income tax purposes were as follows:
----------------------------------------------------------------------------

                                         Basic       Developing      Domestic
                        American         Value         Capital        Money
                        Balanced         Focus         Markets        Market
                          Fund           Fund        Focus Fund        Fund
------------------------------------------------------------------------------
Appreciated
 securities.........  $ 13,527,140   $  61,508,505   $11,560,298   $     26,805
Depreciated
 securities.........    (1,612,879)    (19,839,815)   (7,410,808)       (46,269)
                      ------------   -------------   -----------   ------------
Net unrealized
 appreciation
 (depreciation).....  $ 11,914,261   $  41,668,690   $ 4,149,490   $    (19,464)
                      ============   =============   ===========   ============
Cost for Federal
 income tax
 purposes...........  $198,630,949   $ 480,994,692   $92,042,701   $278,879,751
                      ============   =============   ===========   ============
-------------------------------------------------------------------------------

                                       Global          Global         Global
                        Equity          Bond          Strategy       Utility
                        Growth          Focus          Focus          Focus
                         Fund           Fund            Fund           Fund
-------------------------------------------------------------------------------
Appreciated
 securities........   $ 83,280,830   $   1,830,484   $ 94,154,461   $ 28,483,400
Depreciated
 securities........   (29,835,984)     (2,656,113)   (20,709,668)    (3,646,007)
                      ------------   -------------   -----------   ------------
Net unrealized
 appreciation
 (depreciation)....   $ 53,444,846   $    (825,629)  $ 73,444,793   $ 24,837,393
                      ============   =============   ===========   ============
Cost for Federal
 income tax
 purposes..........   $398,360,465   $ 101,173,812   $793,783,774   $117,339,737
                      ============   =============   ===========   ============
-------------------------------------------------------------------------------

                                         High                      International
                       Government       Current         Index         Equity
                          Bond          Income           500          Focus
                          Fund           Fund           Fund           Fund
-------------------------------------------------------------------------------
Appreciated
 securities.........  $  1,117,721   $  19,337,378   $   229,986   $ 33,699,478
Depreciated
 securities.........      (166,155)    (19,093,901)      (81,897)   (22,707,701)
                        ----------    ------------   -----------   ------------
Net unrealized
 appreciation.......  $    951,566   $     243,477   $   148,089   $ 10,991,777
                        ==========    ============   ===========   ============
Cost for Federal
 income tax
 purposes*..........  $ 86,879,714   $ 410,624,066   $10,696,027   $336,658,090
                        ==========    ============   ===========   ============
-------------------------------------------------------------------------------

                       Natural
                      Resources         Prime         Quality        Reserve
                        Focus           Bond           Equity         Assets
                         Fund           Fund            Fund           Fund
-------------------------------------------------------------------------------
Appreciated
 securities........  $  7,011,676   $   8,898,661   $109,167,111   $      2,247
Depreciated
 securities........    (2,329,143)     (5,291,507)   (10,826,689)        (2,499)
                     ------------    ------------   ------------   ------------
Net unrealized
 appreciation
 (depreciation)....  $  4,682,533   $   3,607,154   $ 98,340,422   $       (252)
                     ============    ============   ============   ============
Cost for Federal
 income tax
 purposes..........  $ 40,728,643   $ 526,103,574   $696,193,614   $ 23,070,540
                     ============    ============   ============   ============
-------------------------------------------------------------------------------
*Net of premiums received on options written.

--------------------------------------------------------------------------------

  At December 31, 1996, net realized and unrealized gains (losses) were as follows:
-------------------------------------------------------------------------------

                                  AMERICAN
                               BALANCED FUND                 BASIC VALUE
                         --------------------------          FOCUS FUND
                          Realized                    -------------------------
                            Gains       Unrealized     Realized     Unrealized
                          (Losses)        Gains          Gains         Gains
-------------------------------------------------------------------------------
Long-term investments..  $21,874,118   $ 11,975,053   $56,406,548   $42,904,143
Short-term
 investments...........       (4,395)            --            --            --
                         -----------    -----------   -----------   -----------
                         $21,869,723   $ 11,975,053   $56,406,548   $42,904,143
                         ===========    ===========   ===========   ===========
-------------------------------------------------------------------------------

                                     DEVELOPING CAPITAL
                                        MARKETS FUND          DOMESTIC MONEY
                                   ----------------------      MARKET FUND
                                   Realized    Unrealized   ------------------
                                     Gains       Gains      Realized  Unrealized
                                   (Losses)     (Losses)     Gains     Losses
------------------------------------------------------------------------------
Long-term investments............  $ (51,802)  $4,294,868        --         --
Short-term investments...........         93           --   $12,359   $(19,464)
Foreign currency transactions....   (105,274)      (7,570)       --         --
                                   ---------   ----------   -------   --------
                                   $(156,983)  $4,287,298   $12,359   $(19,464)
                                   =========   ==========   =======   ========
------------------------------------------------------------------------------

                                 EQUITY GROWTH               GLOBAL BOND
                                     FUND                     FOCUS FUND
                           -------------------------   ------------------------
                            Realized                    Realized    Unrealized
                              Gains      Unrealized      Gains         Gains
                            (Losses)        Gains       (Losses)     (Losses)
-------------------------------------------------------------------------------
Long-term investments....  $22,199,566   $53,556,643   $1,224,648   $  (805,740)
Short-term investments...          (48)           --          168           128
Financial futures
 contracts...............           --            --     (321,503)      (70,548)
Options written..........           --            --        2,422            --
Currency options
 purchased...............           --            --      (59,398)           --
Currency options
 written.................           --            --     (119,980)           --
Foreign currency
 transactions............           --            --      483,430       (81,490)
Forward foreign exchange
 contracts...............           --            --     (379,072)      (78,492)
                           -----------   -----------    ---------   -----------
                           $22,199,518   $53,556,643   $  830,715   $(1,036,142)
                           ===========   ===========    =========   ===========
-------------------------------------------------------------------------------

                                GLOBAL STRATEGY             GLOBAL UTILITY
                                  FOCUS FUND                  FOCUS FUND
                           -------------------------   ------------------------
                            Realized     Unrealized     Realized
                              Gains         Gains        Gains      Unrealized
                            (Losses)      (Losses)      (Losses)       Gains
-------------------------------------------------------------------------------
Long-term investments....  $45,325,716   $73,858,509   $1,243,303   $24,837,393
Short-term investments...       (5,385)           --          (72)           --
Foreign currency
 transactions............      105,281      (177,090)     (46,439)          735
Forward foreign exchange
 contracts...............   15,531,801    (2,598,413)          --            --
                           -----------   -----------    ---------   -----------
                           $60,957,413   $71,083,006   $1,196,792   $24,838,128
                           ===========   ===========    =========   ===========
-------------------------------------------------------------------------------

                                      GOVERNMENT
                                      BOND FUND              HIGH CURRENT
                                 --------------------        INCOME FUND
                                 Realized               ----------------------
                                   Gains     Unrealized  Realized     Unrealized
                                 (Losses)     Gains       Losses       Gains
------------------------------------------------------------------------------
Long-term investments..........  $(155,827)  $951,566   $(3,777,593)  $556,316
Short-term investments.........      1,414         --           (17)        --
                                 ---------   --------   -----------   --------
                                 $(154,413)  $951,566   $(3,777,610)  $556,316
                                 =========   ========   ===========   ========
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                         INTERNATIONAL EQUITY
                                      INDEX 500               FOCUS FUND
                                        FUND           ------------------------
                                 -------------------    Realized    Unrealized
                                 Realized   Unrealized   Gains         Gains
                                  Losses     Gains      (Losses)     (Losses)
------------------------------------------------------------------------------
Long-term investments..........    $(193)   $148,089   $6,741,641   $11,550,686
Short-term investments.........      --           --        9,058       278,746
Stock index futures
 contracts.....................      --        5,045    2,000,430       (87,011)
Options purchased..............      --           --      (71,729)     (136,324)
Options written................      --           --      104,705       (37,619)
Foreign currency
 transactions..................      --           --     (170,376)      (11,494)
Forward foreign exchange
 contracts.....................      --           --       89,755          (305)
Currency options written.......      --           --        8,866            --
Currency options purchased.....      --           --    1,226,788       244,194
                                   ----     --------   ----------   -----------
                                   $(193)   $153,134   $9,939,138   $11,800,873
                                   =====    ========   ==========   ===========
-------------------------------------------------------------------------------

                                 NATURAL RESOURCES
                                    FOCUS FUND
                              -----------------------       PRIME BOND FUND
                               Realized                 -----------------------
                                Gains      Unrealized    Realized    Unrealized
                               (Losses)      Gains        Gains        Gains
-------------------------------------------------------------------------------
Long-term investments.......  $2,970,799   $4,688,728   $  215,210   $3,687,559
Short-term investments......          31           --           --           --
Foreign currency
 transactions...............     (13,371)       2,065           --           --
                               ---------   ----------      -------     --------
                              $2,957,459   $4,690,793   $  215,210   $3,687,559
                               =========   ==========      =======     ========
-------------------------------------------------------------------------------

                                QUALITY EQUITY FUND
                             -------------------------    RESERVE ASSETS FUND
                              Realized                   ----------------------
                                Gains      Unrealized    Realized   Unrealized
                              (Losses)        Gains       Gains       Losses
-------------------------------------------------------------------------------
Long-term investments......  $36,744,079   $98,807,069        --             --
Short-term investments.....       (3,406)           --    $3,049    $      (252)
Foreign currency
 transactions..............          147            --        --             --
                             -----------   -----------    ------          -----
                             $36,740,820   $98,807,069    $3,049    $      (252)
                             ===========   ===========    ======          =====
-------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

  Transactions in capital shares were as follows:
AMERICAN BALANCED FUND
-----------------------------------------------------------------------------

               For the Year Ended                                   Dollar
               December 31, 1996                    Shares          Amount
-----------------------------------------------------------------------------
Shares sold.....................................     578,134     $  8,724,352
Shares issued to shareholders in reinvestment of
 dividends and distributions....................     554,530        8,210,811
                                                  ----------     ------------
Total issued....................................   1,132,664       16,935,163
Shares redeemed.................................  (1,921,234)     (29,368,082)
                                                  ----------     ------------
Net decrease....................................    (788,570)    $(12,432,919)
                                                  ==========     ============
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
               For the Year Ended                                   Dollar
               December 31, 1995                    Shares          Amount
-----------------------------------------------------------------------------
Shares sold.....................................   2,201,026     $ 30,814,364
Shares issued to shareholders in reinvestment of
 dividends......................................     529,259        7,173,644
                                                   ---------     ------------
Total issued....................................   2,730,285       37,988,008
Shares redeemed.................................    (850,020)     (12,151,661)
                                                   ---------     ------------
Net increase....................................   1,880,265     $ 25,836,347
                                                   =========     ============
-----------------------------------------------------------------------------

BASIC VALUE FOCUS FUND
-----------------------------------------------------------------------------

               For the Year Ended                                   Dollar
               December 31, 1996                    Shares          Amount
-----------------------------------------------------------------------------
Shares sold.....................................  11,000,199     $149,832,843
Shares issued to shareholders in reinvestment of
 dividends and distributions....................   1,724,353       21,518,432
                                                  ----------     ------------
Total issued....................................  12,724,552      171,351,275
Shares redeemed.................................    (493,551)      (6,856,013)
                                                  ----------     ------------
Net increase....................................  12,231,001     $164,495,262
                                                  ==========     ============
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------
                For the Year Ended                                  Dollar
                 December 31, 1995                    Shares        Amount
          ---------------------------------------------------------
Shares sold........................................  7,762,209   $ 98,591,635
Shares issued to shareholders in reinvestment of
 dividends and distributions.......................  1,538,264     10,403,524
                                                     ---------   ------------
Total issued.......................................  9,300,473    108,995,159
Shares redeemed....................................   (711,444)    (8,076,571)
                                                     ---------   ------------
Net increase.......................................  8,589,029   $100,918,588
                                                     =========   ============
                    ---------------------------------------------------------

DEVELOPING CAPITAL MARKETS FOCUS FUND
---------------------------------------------------------

                For the Year Ended                                    Dollar
                December 31, 1996                      Shares         Amount
           ---------------------------------------------------------
Shares sold.......................................    4,462,492    $ 44,124,402
Shares issued to shareholders in reinvestment of
 dividends........................................      151,274       1,385,673
                                                     -----------   ------------
Total issued......................................    4,613,766      45,510,075
Shares redeemed...................................   (1,027,712)    (10,264,248)
                                                     -----------   ------------
Net increase......................................    3,586,054    $ 35,245,827
                                                     ===========   ============
                      ---------------------------------------------------------

---------------------------------------------------------
                 For the Year Ended                                   Dollar
                 December 31, 1995                      Shares        Amount
           ---------------------------------------------------------
Shares sold.........................................   2,555,725    $23,265,598
Shares issued to shareholders in reinvestment of
 dividends..........................................      36,009        332,002
                                                       -----------  ------------
Total issued........................................   2,591,734     23,597,600
Shares redeemed.....................................    (525,636)    (4,592,826)
                                                       -----------  ------------
Net increase........................................   2,066,098    $19,004,774
                                                       ===========  ============
                      ---------------------------------------------------------

DOMESTIC MONEY MARKET FUND
---------------------------------------------------------

              For the Year Ended                                   Dollar
               December 31, 1996                    Shares         Amount
          ---------------------------------------------------------
Shares sold....................................   103,681,145   $ 103,681,145
Shares issued to shareholders in reinvestment
 of dividends and distributions................    13,824,990      13,824,990
                                                 ------------   -------------
Total issued...................................   117,506,135     117,506,135
Shares redeemed................................  (146,504,203)   (146,504,203)
                                                 ------------   -------------
Net decrease...................................   (28,998,068)  $ (28,998,068)
                                                 ============   =============
                    ---------------------------------------------------------

---------------------------------------------------------
               For the Year Ended                                   Dollar
               December 31, 1995                     Shares         Amount
          ---------------------------------------------------------
Shares sold.....................................   111,267,159   $111,267,159
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    17,571,280     17,571,280
                                                  ------------   ------------
Total issued....................................   128,838,439    128,838,439
Shares redeemed.................................  (188,460,308)  (188,460,308)
                                                  ------------   ------------
Net decrease....................................   (59,621,869)  $(59,621,869)
                                                  ============   ============
                    ---------------------------------------------------------

EQUITY GROWTH FUND
---------------------------------------------------------

                For the Year Ended                                  Dollar
                 December 31, 1996                    Shares        Amount
          ---------------------------------------------------------
Shares sold........................................  3,897,758   $ 99,038,352
Shares issued to shareholders in reinvestment of
 dividends and distributions.......................  1,870,190     45,444,509
                                                     ---------   ------------
Total issued.......................................  5,767,948    144,482,861
Shares redeemed....................................   (639,891)   (16,126,126)
                                                     ---------   ------------
Net increase.......................................  5,128,057   $128,356,735
                                                     =========   ============
                    ---------------------------------------------------------

---------------------------------------------------------
               For the Year Ended                                   Dollar
               December 31, 1995                     Shares         Amount
          ---------------------------------------------------------
Shares sold.....................................     3,628,361   $ 86,301,010
Shares issued to shareholders in reinvestment of
 dividends......................................        41,296        889,063
                                                  ------------   ------------
Total issued....................................     3,669,657     87,190,073
Shares redeemed.................................      (353,757)    (8,536,475)
                                                  ------------   ------------
Net increase....................................     3,315,900   $ 78,653,598
                                                  ============   ============
                    ---------------------------------------------------------

GLOBAL BOND FOCUS FUND
---------------------------------------------------------

               For the Year Ended                                   Dollar
               December 31, 1996                     Shares         Amount
          ---------------------------------------------------------
Shares sold.....................................       844,095   $  8,236,250
Shares issued to shareholders in reinvestment of
 dividends......................................       704,764      6,810,949
Shares issued resulting from reorganization.....     1,883,889     17,820,572
                                                    ----------   ------------
Total issued....................................     3,432,748     32,867,771
Shares redeemed.................................    (2,183,963)   (21,116,271)
                                                    ----------   ------------
Net increase....................................     1,248,785   $ 11,751,500
                                                    ==========   ============
                    ---------------------------------------------------------

---------------------------------------------------------
               For the Year Ended                                   Dollar
               December 31, 1995                     Shares         Amount
          ---------------------------------------------------------
Shares sold.....................................       481,318   $  4,592,255
Shares issued to shareholders in reinvestment of
 dividends......................................       727,949      6,851,555
                                                    ----------   ------------
Total issued....................................     1,209,267     11,443,810
Shares redeemed.................................    (1,045,651)    (9,863,555)
                                                    ----------   ------------
Net increase....................................       163,616   $  1,580,255
                                                    ==========   ============
                    ---------------------------------------------------------

GLOBAL STRATEGY FOCUS FUND
---------------------------------------------------------

                For the Year Ended                                  Dollar
                December 31, 1996                     Shares        Amount
          ---------------------------------------------------------
---------------------------------------------------------
Shares sold.......................................   1,190,964   $ 14,964,723
Shares issued to shareholders in reinvestment of
 dividends........................................   1,034,164     12,699,527
Shares issued resulting from reorganization.......  23,634,508    294,328,812
                                                    ----------   ------------
Total issued......................................  25,859,636    321,993,062
Shares redeemed...................................  (6,200,613)   (80,229,132)
                                                    ----------   ------------
Net increase......................................  19,659,023   $241,763,930
                                                    ==========   ============
                    ---------------------------------------------------------

---------------------------------------------------------
                For the Year Ended                                  Dollar
                December 31, 1995                     Shares        Amount
          ---------------------------------------------------------
Shares sold.......................................   2,383,467   $ 28,913,701
Shares issued to shareholders in reinvestment of
 dividends and distributions......................   1,452,481     17,112,643
                                                    ----------   ------------
Total issued......................................   3,835,948     46,026,344
Shares redeemed...................................  (4,725,965)   (56,008,034)
                                                    ----------   ------------
Net decrease......................................    (890,017)  $ (9,981,690)
                                                    ==========   ============
                    ---------------------------------------------------------

GLOBAL UTILITY FOCUS FUND
---------------------------------------------------------

                For the Year Ended                                  Dollar
                December 31, 1996                     Shares        Amount
          ---------------------------------------------------------
Shares sold.......................................     858,704   $  9,800,413
Shares issued to shareholders in reinvestment of
 dividends........................................     595,856      6,739,387
                                                    ----------   ------------
Total issued......................................   1,454,560     16,539,800
Shares redeemed...................................  (2,881,155)   (32,963,476)
                                                    ----------   ------------
Net decrease......................................  (1,426,595)  $(16,423,676)
                                                    ==========   ============
                    ---------------------------------------------------------

---------------------------------------------------------
                For the Year Ended                                  Dollar
                December 31, 1995                     Shares        Amount
          ---------------------------------------------------------
Shares sold.......................................     782,432   $  7,896,815
Shares issued to shareholders in reinvestment of
 dividends........................................     517,492      5,144,108
                                                    ----------   ------------
Total issued......................................   1,299,924     13,040,923
Shares redeemed...................................  (1,545,955)   (15,567,315)
                                                    ----------   ------------
Net decrease......................................    (246,031)  $ (2,526,392)
                                                    ==========   ============
                    ---------------------------------------------------------

--------------------------------------------------------------------------------

GOVERNMENT BOND FUND
---------------------------------------------------------

For the Year Ended                                                  Dollar
December 31, 1996                                      Shares       Amount
          ---------------------------------------------------------
Shares sold.........................................  4,677,811   $48,169,342
Shares issued to shareholders in reinvestment of
 dividends and distributions........................    354,243     3,668,029
                                                      ---------   -----------
Total issued........................................  5,032,054    51,837,371
Shares redeemed.....................................   (215,188)   (2,234,202)
                                                      ---------   -----------
Net increase........................................  4,816,866   $49,603,169
                                                      =========   ===========
                    ---------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                                  Dollar
December 31, 1995                                     Shares        Amount
          ---------------------------------------------------------
Shares sold........................................  2,173,331   $ 22,410,622
Shares issued to shareholders in reinvestment of
 dividends.........................................    161,544      1,670,786
                                                     ---------    -----------
Total issued.......................................  2,334,875     24,081,408
Shares redeemed....................................   (321,060)    (3,238,873)
                                                     ---------    -----------
Net increase.......................................  2,013,815   $ 20,842,535
                                                     =========    ===========
                    ---------------------------------------------------------

HIGH CURRENT INCOME FUND
---------------------------------------------------------

For the Year Ended                                                    Dollar
December 31, 1996                                      Shares         Amount
           ---------------------------------------------------------
Shares sold.......................................    3,441,094    $ 38,643,510
Shares issued to shareholders in reinvestment of
 dividends........................................    3,229,888      36,130,450
                                                     ----------    ------------
Total issued......................................    6,670,982      74,773,960
Shares redeemed...................................   (1,968,366)    (22,078,243)
                                                     ----------    ------------
Net increase......................................    4,702,616    $ 52,695,717
                                                     ==========    ============
                      ---------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                                    Dollar
December 31, 1995                                      Shares         Amount
           ---------------------------------------------------------
Shares sold.......................................    5,980,682    $ 65,910,048
Shares issued to shareholders in reinvestment of
 dividends........................................    2,792,967      30,645,264
                                                     -----------   ------------
Total issued......................................    8,773,649      96,555,312
Shares redeemed...................................   (1,184,474)    (13,092,078)
                                                     -----------   ------------
Net increase......................................    7,589,175    $ 83,463,234
                                                     ===========   ============
                      ---------------------------------------------------------

INDEX 500 FUND
           ---------------------------------------------------------

For the Period December 13, 1996+                                     Dollar
to December 31, 1996                                    Shares        Amount
           ---------------------------------------------------------
Shares sold.........................................      57,357    $   582,138
Shares redeemed.....................................         (10)          (102)
                                                       -----------  ------------
Net increase........................................      57,347    $   582,036
                                                       ===========  ============
                      ---------------------------------------------------------

 +Prior to December 13, 1996 (commencement of operations), the Fund issued
  1,000,000 shares to MLLA for $10,000,000.

INTERNATIONAL EQUITY FOCUS FUND
---------------------------------------------------------

For the Year Ended                                                  Dollar
December 31, 1996                                  Shares           Amount
          ---------------------------------------------------------
Shares sold..................................      6,562,205     $ 75,036,616
Shares issued to shareholders in reinvestment
 of dividends................................        334,488        3,669,329
                                                   ---------     ------------
Total issued.................................      6,896,693       78,705,945
Shares redeemed..............................       (886,963)     (10,175,471)
                                                   ---------     ------------
Net increase.................................      6,009,730     $ 68,530,474
                                                   =========     ============
                    ---------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                                  Dollar
December 31, 1995                                  Shares           Amount
          ---------------------------------------------------------
Shares sold..................................      2,540,187     $ 26,767,717
Shares issued to shareholders in reinvestment
 of dividends and distributions..............        898,135        9,331,626
                                                    --------        ---------
Total issued.................................      3,438,322       36,099,343
Shares redeemed..............................     (2,161,108)     (21,945,941)
                                                    --------        ---------
Net increase.................................      1,277,214     $ 14,153,402
                                                 ============
                    ---------------------------------------------------------

NATURAL RESOURCES FOCUS FUND
---------------------------------------------------------

For the Year Ended                                                  Dollar
December 31, 1996                                   Shares          Amount
          ---------------------------------------------------------
Shares sold....................................      450,602     $  5,663,127
Shares issued to shareholders in reinvestment
 of dividends and distributions................      122,221        1,463,255
                                                     -------        ---------
Total issued...................................      572,823        7,126,382
Shares redeemed................................     (737,357)      (9,240,146)
                                                     -------        ---------
Net decrease...................................     (164,534)    $ (2,113,764)
                                                   ============
                    ---------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                                  Dollar
December 31, 1995                                       Shares      Amount
          ---------------------------------------------------------
Shares sold..........................................   474,971   $ 5,198,076
Shares issued to shareholders in reinvestment of
 dividends and distributions.........................    63,806       835,171
                                                       --------   -----------
Total issued.........................................   538,777     6,033,247
Shares redeemed......................................  (601,388)   (6,852,669)
                                                       --------   -----------
Net decrease.........................................   (62,611)  $  (819,422)
                                                       ========   ===========
                    ---------------------------------------------------------

PRIME BOND FUND
---------------------------------------------------------

For the Year Ended                                                  Dollar
December 31, 1996                                      Shares       Amount
          ---------------------------------------------------------
Shares sold........................................   5,521,436   $65,068,417
Shares issued to shareholders in reinvestment of
 dividends.........................................   2,739,002    32,511,472
                                                     ----------   ------------
Total issued.......................................   8,260,439    97,579,889
Shares redeemed....................................  (2,399,918)  (28,829,074)
                                                     ----------   ------------
Net increase.......................................   5,860,520   $68,750,815
                                                     ==========   ============
                    ---------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                                  Dollar
December 31, 1995                                      Shares       Amount
          ---------------------------------------------------------
Shares sold........................................   3,880,829   $45,621,465
Shares issued to shareholders in reinvestment of
 dividends.........................................   2,612,921    30,585,478
                                                     ----------   ------------
Total issued.......................................   6,493,750    76,206,943
Shares redeemed....................................  (2,316,349)  (27,181,488)
                                                     ----------   ------------
Net increase.......................................   4,177,401   $49,025,455
                                                     ==========   ============
                    ---------------------------------------------------------

QUALITY EQUITY FUND
---------------------------------------------------------

For the Year Ended                                                  Dollar
December 31, 1996                                     Shares        Amount
          ---------------------------------------------------------
Shares sold........................................  1,934,738   $ 58,210,337
Shares issued to shareholders in reinvestment of
 dividends and distributions.......................  3,478,605     98,560,479
                                                     ---------   ------------
Total issued.......................................  5,413,343    156,770,816
Shares redeemed....................................   (895,337)   (26,640,069)
                                                     ---------   ------------
Net increase.......................................  4,518,006   $130,130,747
                                                     =========   ============
                    ---------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                                  Dollar
December 31, 1995                                     Shares        Amount
          ---------------------------------------------------------
Shares sold........................................  2,793,165   $ 82,433,320
Shares issued to shareholders in reinvestment of
 dividends and distributions.......................    651,881     18,002,604
                                                     ---------   ------------
Total issued.......................................  3,445,046    100,435,924
Shares redeemed....................................   (509,752)   (15,180,783)
                                                     ---------   ------------
Net increase.......................................  2,935,294   $ 85,255,141
                                                     =========   ============
                    ---------------------------------------------------------

RESERVE ASSETS FUND
---------------------------------------------------------

For the Year Ended                                                  Dollar
December 31, 1996                                    Shares         Amount
          ---------------------------------------------------------
Shares sold......................................    6,967,844   $  6,967,844
Shares issued to shareholders in reinvestment of
 dividends and distributions.....................    1,182,349      1,182,349
                                                   -----------    -----------
Total issued.....................................    8,150,193      8,150,193
Shares redeemed..................................  (10,800,490)   (10,800,490)
                                                   -----------    -----------
Net decrease.....................................   (2,650,297)  $ (2,650,297)
                                                   ===========    ===========
                    ---------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                                  Dollar
December 31, 1995                                    Shares         Amount
          ---------------------------------------------------------
Shares sold......................................    6,811,139   $  6,811,139
Shares issued to shareholders in reinvestment of
 dividends and distributions.....................    1,582,801      1,582,801
                                                   -----------    -----------
Total issued.....................................    8,393,940      8,393,940
Shares redeemed..................................  (15,081,975)   (15,081,975)
                                                   -----------    -----------
Net decrease.....................................   (6,688,035)  $ (6,688,035)
                                                   ===========    ===========
                    ---------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

  At December 31, 1996, the Company had net capital loss carryforwards of approximately $3,909,000 in the Developing Capital Markets Focus Fund, of which $91,000 expires in 2003 , $3,728,000 expires in 2003 and $90,000 expires in
2004; $514,000 in the Global Bond Focus Fund, all of which expires in 2002; $2,331,000 in the Global Utility Focus Fund, of which $121,000 expires in 2002 and $2,210,000 expires in 2003; $71,000 in the Government Bond Fund, all of which expires in 2004; $295,000 in the High Current Income Fund, all of which expires in 2003; $15,651,000 in the Prime Bond Fund, of which $14,796,000 expires in 2002 and $855,000 expires in 2003. These amounts will be available to offset like amounts of any future taxable gains.

6. LOANED SECURITIES:

  At December 31, 1996, the Government Bond Fund, the Prime Bond Fund and the Quality Equity Fund held US Treasury bonds having aggregate values of approximately $2,600,000, $6,798,000 and $6,514,000, respectively, as collateral for portfolio securities loaned having market values of approximately $2,514,000, $6,515,000 and $6,579,000, respectively.

7. COMMITMENTS:

  At December 31, 1996, the following Portfolios had entered into foreign exchange contracts, in addition to the contracts listed on the Schedules of Investments, under which they agreed to purchase and sell various foreign currencies with values of approximately:

---------------------------------------------------------
                                          Purchase         Sell
    ---------------------------------------------------------
Development Capital Markets..........    $1,282,000     $   79,000
Global Bond Focus Fund...............     4,107,000      2,659,000
International Equity Focus Fund......            --        298,000
Natural Resources Focus Fund.........       222,000         39,000
         ---------------------------------------------------------

8. ACQUISITION OF FLEXIBLE STRATEGY FUND
   AND INTERNATIONAL BOND FUND:

  On December 9, 1996, Global Strategy Focus Fund acquired all the net assets of Flexible Strategy Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 23,634,508 Common Stock shares of Global Strategy Focus Fund for 20,765,107 Common Stock shares of Flexible Strategy Fund. Flexible Strategy Fund's net assets on that date of $325,430,454, including $30,966,642 of unrealized appreciation, were combined with those of Global Strategy Focus Fund. The aggregate net assets of Global Strategy Focus Fund after the acquisition amounted to $874,098,755.

  On December 9, 1996, World Income Focus Fund acquired all the net assets of International Bond Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 1,883,889 Common Stock shares of World Income Focus Fund for 1,788,555 Common Stock shares of International Bond Fund. International Bond Fund's net assets on that date of $18,188,183, including $232,608 of unrealized appreciation, were combined with those of World Income Focus Fund. The aggregate net assets of World Income Focus Fund after the acquisition amounted to $97,534,880. Subsequent to the acquisition, World Income Focus Fund changed its name to Global Bond Focus Fund.

9. SUBSEQUENT EVENT:

  On January 2, 1997, the Board of Directors declared ordinary income dividends and capital gains distributions per share payable on January 9, 1997 to shareholders of record as of December 31, 1996 as follows:

---------------------------------------------------------
                                                     Ordinary       Capital
Fund                                                  Income         Gains
         ---------------------------------------------------------
American Balanced Fund..........................    $ .603285      $1.228672
Basic Value Focus Fund..........................      .665501        .943093
Developing Capital Markets Focus Fund...........      .182600             --
Equity Growth Fund..............................      .533168        .831606
Global Strategy Focus Fund......................      .432947        .289873
Global Utility Focus Fund.......................      .096870             --
Index 500 Fund..................................      .017480        .002863
International Equity Focus Fund.................      .214967        .087059
Natural Resources Focus Fund....................      .205662        .723589
Quality Equity Fund.............................     1.195788        .557701
                   ---------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
INDEPENDENT AUDITORS' REPORT
---------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Balanced, Basic Value Focus, Developing Capital Markets Focus, Domestic Money Market, Equity Growth, Global Bond Focus, Global Strategy Focus, Global Utility Focus, Government Bond, High Current Income, Index 500, International Equity Focus, Natural Resources Focus, Prime Bond, Quality Equity, and Reserve Assets Funds of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1996, the related statements of operations for the periods then ended and changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodians and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of American Balanced, Basic Value Focus, Developing Capital Markets Focus, Domestic Money Market, Equity Growth, Global Bond Focus, Global Strategy Focus, Global Utility Focus, Government Bond, High Current Income, Index 500, International Equity Focus, Natural Resources Focus, Prime Bond, Quality Equity, and Reserve Assets Funds of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 21, 1997

---------------------------------------------------------
MERRILL LYNCH
VARIABLE SERIES FUNDS, INC.
---------------------------------------------------------
PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011
DISTRIBUTOR
Merrill Lynch Funds Distributor, Inc.
CUSTODIAN
For all Funds except Developing Capital
Markets Focus Fund:
The Bank of New York
110 Washington Street
New York, NY 10286
For Developing Capital Markets Focus Fund:
Chase Manhattan Bank N.A.
Chase Metro Tech Center
Brooklyn, NY 11245
TRANSFER AGENT
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863                    DIRECTORS AND OFFICERS
                               Arthur Zeikel             Vincent T. Lathbury III
                               President                 Vice President

                               Joe Grills                Peter Lehman
                               Director                  Vice President
                               Walter Mintz              Fredric Lutcher
                               Director                  Vice President
                               Robert S. Salomon Jr.     Jay C. Harbeck
                               Director                  Vice President
                               Melvin R. Seiden          Robert Parish
                               Director                  Vice President
                               Stephen B. Swensrud       Grace Pineda
                               Director                  Vice President
                               Terry K. Glenn            Kevin Rendino
                               Executive Vice President  Vice President
                               N. John Hewitt            Thomas R. Robinson
                               Senior Vice President     Vice President

                               Christopher G. Ayoub      Walter Rogers
                               Vice President            Vice President
                               Andrew Bascand            Aldona A. Schwartz
                               Vice President            Vice President
                               Donald C. Burke           Stephen Silverman
                               Vice President            Vice President
                               Joel Heymsfeld            Gerald M. Richard
                               Vice President            Treasurer

                               Adrian Holmes             Ira P. Shapiro
                               Vice President            Secretary

--------------------------------------------------------------------------------

  This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For Domestic Money Market Fund and Reserve Assets Fund, the Funds seek to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Funds is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                    #16897-12/96